UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22019
                                                    -----------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         --------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                        Date of fiscal year end: July 31
                                                ---------

                    Date of reporting period: July 31, 2013
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


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FIRST TRUST

First Trust Exchange-traded Alphadex(R) Fund


Annual Report             July 31, 2013

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AlphaDEX(R) Sector Funds
------------------------

First Trust Consumer Discretionary AlphaDEX(R) Fund - FXD
First Trust Consumer Staples AlphaDEX(R) Fund - FXG
First Trust Energy AlphaDEX(R) Fund - FXN
First Trust Financials AlphaDEX(R) Fund - FXO
First Trust Health Care AlphaDEX(R) Fund - FXH
First Trust Industrials/Producer Durables AlphaDEX(R) Fund - FXR
First Trust Materials AlphaDEX(R) Fund - FXZ
First Trust Technology AlphaDEX(R) Fund - FXL
First Trust Utilities AlphaDEX(R) Fund - FXU

                                  AlphaDEX(R)
                                 FAMILY OF ETFS


      Alphadex(R) is a registered trademark of First Trust Portfolios L.P.
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

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TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund - FXD..............  4
      First Trust Consumer Staples AlphaDEX(R) Fund - FXG....................  6
      First Trust Energy AlphaDEX(R) Fund - FXN..............................  8
      First Trust Financials AlphaDEX(R) Fund - FXO.......................... 10
      First Trust Health Care AlphaDEX(R) Fund - FXH......................... 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund - FXR....... 14
      First Trust Materials AlphaDEX(R) Fund - FXZ........................... 16
      First Trust Technology AlphaDEX(R) Fund - FXL.......................... 18
      First Trust Utilities AlphaDEX(R) Fund - FXU........................... 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund - FXD.............. 25
      First Trust Consumer Staples AlphaDEX(R) Fund - FXG.................... 28
      First Trust Energy AlphaDEX(R) Fund - FXN.............................. 29
      First Trust Financials AlphaDEX(R) Fund - FXO.......................... 31
      First Trust Health Care AlphaDEX(R) Fund - FXH......................... 34
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund - FXR....... 36
      First Trust Materials AlphaDEX(R) Fund - FXZ........................... 38
      First Trust Technology AlphaDEX(R) Fund - FXL.......................... 40
      First Trust Utilities AlphaDEX(R) Fund - FXU........................... 42
Statements of Assets and Liabilities......................................... 44
Statements of Operations..................................................... 46
Statements of Changes in Net Assets.......................................... 48
Financial Highlights......................................................... 52
Notes to Financial Statements................................................ 57
Report of Independent Registered Public Accounting Firm ..................... 65
Additional Information ...................................................... 66
Board of Trustees and Officers .............................................. 71
Privacy Policy............................................................... 73

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund's portfolio and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

The report you hold contains detailed information about the Sector Funds of the First Trust Exchange-Traded AlphaDEX(R) Fund over the year ended July 31, 2013. It contains a market overview and a performance analysis for each Sector Fund for the period. Because we believe a successful investor is typically a knowledgeable one, I encourage you to read this document and discuss it with your financial advisor.

The year covered by this report has been positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 25.00% during the period. Of course, past performance can never be an indicator of future performance, but First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers and to discuss your goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2013

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey -has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The Federal Reserve has maintained an easy monetary policy since September 2007, when it began lowering the federal funds target rate from 5.25% to 0.25%. The target rate has stood at 0.25% since December 2008. In addition to lowering the benchmark lending rate to nearly zero, the Fed also increased the size of its balance sheet of securities from approximately $800 billion in 2008 to $3.53 trillion on July 24, 2013. That is a tremendous amount of stimulus. Economic growth has been modest in this recovery relative to previous recoveries that produced GDP growth rates ranging from 4% to 6% for extended periods of time. On a calendar quarter basis, U.S. GDP growth has exceeded 3.0% (annualized) in 5 out of the past 16 quarters through the second quarter of 2013, according to data from the Bureau of Economic Analysis. The growth rate reached or exceeded the 3.7% (annualized) level on four occasions. In our opinion, this recovery has lacked consistency due to a multitude of challenges, including too much government spending and an excessive regulatory climate, especially for small businesses.

One of the biggest silver linings in the U.S. economy is the recovery in residential real estate. The UCLA Anderson Forecast, issued quarterly, reported that the U.S. is still in the early stages of a housing recovery. David Shulman, a senior economist with UCLA Anderson Forecast and the UCLA Ziman Center for Real Estate, sees housing starts rising from an estimated 1.03 million units in 2013 to 1.35 million units in 2014, reaching 1.56 million by 2015. Housing starts stood at 550,000 in 2009. Shulman also believes that home prices will continue to rise.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted strong gains (total returns) for the 12-month period ended July 31, 2013. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were up 25.00%, 33.00%, and 34.78%, respectively, according to Bloomberg. A year ago at this time, we discussed a possible change in the leadership role in the market from mid- and small-cap stocks to large-caps, but we now know it did not materialize. Despite the fact that U.S. GDP growth was only up an annualized 1.4% from June 2012 through June 2013, investors still favored mid- and small-cap stocks, in part, because they tend to hitch their business models to the U.S. economy, making them less vulnerable to economic weakness overseas, in our opinion. The U.S. economy has been much stronger than Europe's, which has been in a mild recession. All 10 major sectors in the S&P 500(R) posted gains over the past 12 months. The top-performing sector was Financials, up 42.4%, while the weakest showing came from Telecommunication Services, up just 5.6%. With the exception of Health Care, which continues to benefit from a vibrant biotechnology industry, defensive sectors (Telecommunication Services, Utilities and Consumer Staples) were laggards. The year-over-year estimated earnings growth rate for the companies in the S&P 500(R) Index is expected to be 12.1% in 2013 and 12.8% in 2014, according to Standard & Poor's.

In the U.S. bond market, nearly all of the investment-grade categories performed poorly due to rising interest rates. The majority of the pain was realized in May, June and July, on the heels of the Federal Reserve's comments about the potential for tapering its monthly bond-buying program, which some believe may happen sooner than expected. The yield on the benchmark 10-Year Treasury Note rose 111 basis points from 1.47% on July 31, 2012 to 2.58% on July 31, 2013, with 91 basis points of it coming in the last three months. The Barclays U.S. Corporate High Yield Index posted the highest total return at 9.5%. The next closest domestic category was intermediate corporate bonds, up 1.3%, as measured by the Barclays Intermediate Corporate Index. The weakest showing of the major categories came from municipal bonds, down 4.5%, as measured by the Barclays Municipal Bond: Long Bond (22+) Index.

FOREIGN STOCKS AND BONDS

For the 12-month period ended July 31, 2013, the Barclays Global Emerging Markets Index of debt securities rose 1.9% (USD), while the Barclays Global Aggregate Index of higher quality debt declined by 2.1% (USD), according to Barclays. With respect to foreign equities, investors favored the developed markets over the emerging markets. The MSCI Emerging Markets Index of stocks posted a total return of only 2.3% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 22.6% (USD). Developed nations seemed to benefit more from the stabilization of the European sovereign debt crisis than did emerging nations, in our opinion. The U.S. dollar fell 1.4% against a basket of major currencies, as measured by the U.S. Dollar Index (DXY).

IN CLOSING
It appears that the days of extraordinarily low interest rates in the U.S. are numbered. While the Federal Reserve has yet to provide a definitive plan for tapering its monthly bond-buying program, investors have been aggressively selling debt securities of late as if it had. Over the past 12 months, stock returns have substantially outpaced those of the major fixed-income categories. For those investors wondering how stocks fare when interest rates rise, according to Businessweek, since 1953, U.S. have stocks posted their best returns when the yield on the 10-Year T-Note rose to 4.00%. This yield stood at 2.58% on 7/31/13. As Businessweek noted, stock prices usually retrench when the yield tops 6.00%.

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FUND PERFORMANCE OVERVIEW
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FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND - FXD

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by NYSE Euronext or its affiliates ("NYSE Euronext") to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                     AVERAGE ANNUAL                         CUMULATIVE
                                                                      TOTAL RETURNS                        TOTAL RETURNS
                                                1 Year Ended  5 Years Ended Inception (05/08/07)  5 Years Ended Inception (05/08/07)
                                                  07/31/13      07/31/13        to 07/31/13         07/31/13        to 07/31/13

FUND PERFORMANCE
NAV                                                42.17%        16.12%            6.79%             111.10%           50.58%
Market Price                                       42.36%        16.16%            6.80%             111.47%           50.63%

INDEX PERFORMANCE
StrataQuant(R) Consumer Discretionary Index        43.25%        17.03%            7.61%             119.50%           57.91%
Russell 1000(R) Index                              26.23%         8.49%            4.30%              50.33%           29.99%
S&P 500(R) Consumer Discretionary Index            38.71%        17.92%            8.65%             128.05%           67.70%
Russell 1000(R) Consumer Discretionary Index (1)   38.04%         NA                NA                NA                NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

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PERFORMANCE REVIEW
--------------------------------------------------------------------------------

FXD's one-year net asset value ("NAV") return of +42.17% outperformed the benchmark S&P 500(R) Consumer Discretionary Index return of +38.71% by +3.46%. The Internet Catalog & Retail industry was the leader in Fund outperformance. Within the industry, the Fund's holdings outperformed the benchmark's constituents +72.6% vs. +37.8%. The performance difference was caused by the Fund's overweight position in Netflix, Inc., which returned +154.7% while held in the Fund this period, and the benchmark's heavy concentration in Amazon.com, Inc. (+29.1% one-year return). The Fund also benefited from outperformance in the Auto Components industry, where the Fund's holdings beat the benchmark +80.1% vs. +62.3%. The Fund benefited from holding Lear Corp. (+97.4% one-year return), TRW Automotive Holdings Corp. (+86.5%), and Visteon Corp. (+103.1%). None of these companies were in the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        90.49%
Industrials                                    5.13
Consumer Staples                               3.18
Information Technology                         1.20
                                             -------
    Total                                    100.00%
                                             =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Nu Skin Enterprises, Inc., Class A             1.64%
Tesla Motors, Inc.                             1.50
Hanesbrands, Inc.                              1.48
Lions Gate Entertainment Corp.                 1.42
Netflix, Inc.                                  1.39
Lear Corp.                                     1.38
TRW Automotive Holdings Corp.                  1.33
Avis Budget Group, Inc.                        1.32
Gap (The), Inc.                                1.32
Thor Industries, Inc.                          1.32
                                             -------
    Total                                     14.10%
                                             =======


-------------------

(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND - FXD (CONTINUED)


                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2013

         First Trust Consumer       StrataQuant(R)                              S&P 500(R)
            Discretionary       Consumer Discretionary  Russell 1000(R)   Consumer Discretionary
           AlphaDEX(R) Fund             Index                Index                Index
5/8/07          10000                   10000                10000                10000
7/31/07          9415                    9439                 9674                 9418
1/31/08          8296                    8349                 9261                 8326
7/31/08          7133                    7194                 8647                 7355
1/31/09          4347                    4406                 5911                 5679
7/31/09          6482                    6601                 6903                 6667
1/31/10          7427                    7592                 7611                 7697
7/31/10          8108                    8319                 7904                 8410
1/31/11          9984                   10281                 9387                10051
7/31/11         10925                   11302                 9539                10806
1/31/12         10699                   11120                 9757                11372
7/31/12         10591                   11024                10298                12091
1/31/13         12657                   13228                11419                14063
7/31/13         15057                   15791                12998                16770


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/08 - 7/31/09        112                5              4              1
8/1/09 - 7/31/10        175                0              0              0
8/1/10 - 7/31/11        224                0              0              0
8/1/11 - 7/31/12        130                0              0              0
8/1/12 - 7/31/13        178                0              0              0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/08 - 7/31/09        124                9              0              0
8/1/09 - 7/31/10         76                0              0              0
8/1/10 - 7/31/11         28                0              0              0
8/1/11 - 7/31/12        123                0              0              0
8/1/12 - 7/31/13         72                0              0              0

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FUND PERFORMANCE OVERVIEW (CONTINUED)
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FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND - FXG

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended   Inception (05/08/07)
                                               07/31/13      07/31/13         to 07/31/13         07/31/13          to 07/31/13
FUND PERFORMANCE
NAV                                             43.89%        14.54%              9.82%            97.15%              79.21%
Market Price                                    44.16%        14.55%              9.83%            97.26%              79.31%

INDEX PERFORMANCE
StrataQuant(R) Consumer Staples Index           45.06%        15.47%             10.70%           105.26%              88.42%
Russell 1000(R) Index                           26.23%         8.49%              4.30%            50.33%              29.99%
S&P 500(R) Consumer Staples Index               18.93%        11.87%             10.09%            75.24%              82.01%
Russell 1000(R) Consumer Staples Index (1)      20.67%          NA                 NA                NA                  NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXG's one-year NAV return of +43.89% outperformed the benchmark S&P 500(R) Consumer Staples Index return of +18.93% by +24.96%. The Food Products industry was the main driver of Fund outperformance as the Fund benefited from both selection and allocation effects within the industry. For the reporting period, the Fund's holdings in the industry outperformed the benchmark's constituents +63.5% vs. +35.2%. Green Mountain Coffee Roasters, Inc. was the primary cause of the outperformance. The company returned +322.8% for the reporting period, contributed +10.0% to the Fund's total return, and was not held in the benchmark. Other strong-performing companies that were overweight in the Fund were Tyson Foods, Inc. (+86.7%), Dean Foods Co. (+83.4%), Smithfield Foods, Inc. (+79.5%), and Flowers Foods, Inc. (+65.3%). On top of performance, the Fund benefited from being heavily overweight in the Food Products industry relative to the benchmark. During the reporting period, the Fund's average weight in the industry was 53.2% vs. 16.1% for the benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Staples                              95.79%
Consumer Discretionary                         4.21
                                             -------
    Total                                    100.00%
                                             =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Herbalife Ltd.                                 6.40%
Kroger (The) Co.                               5.01
Safeway, Inc.                                  4.80
Flowers Foods, Inc.                            4.59
Green Mountain Coffee Roasters, Inc.           4.53
Ingredion, Inc.                                4.51
Constellation Brands, Inc., Class A            4.41
GNC Holdings, Inc., Class A                    4.21
Mondelez International, Inc., Class A          3.86
Tyson Foods, Inc., Class A                     3.79
                                             -------
    Total                                     46.11%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND - FXG (CONTINUED)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    MAY 8, 2007 - JULY 31, 2013

         First Trust Consumer Staples  StrataQuant(R) Consumer  Russell 1000(R)  S&P 500(R) Consumer
               AlphaDEX(R) Fund             Staples Index            Index          Staples Index
5/8/07              10000                       10000                10000              10000
7/31/07              9555                        9574                 9674               9747
1/31/08              8917                        8971                 9261              10285
7/31/08              9091                        9180                 8647              10386
1/31/09              7142                        7224                 5646               8404
7/31/09              8442                        8577                 6903               9587
1/31/10              9133                        9311                 7611              10426
7/31/10              9790                       10017                 7904              10865
1/31/11             10958                       11264                 9387              11840
7/31/11             12844                       13250                 9539              12790
1/31/12             12410                       12853                 9757              13505
7/31/12             12455                       12989                10298              15305
1/31/13             14509                       15186                11419              16073
7/31/13             17921                       18842                12998              18201


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         106                 8               8               5
8/1/09 - 7/31/10         167                 0               0               0
8/1/10 - 7/31/11         194                 0               0               0
8/1/11 - 7/31/12         158                 0               0               0
8/1/12 - 7/31/13         155                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         119                 7               2               0
8/1/09 - 7/31/10          84                 0               0               0
8/1/10 - 7/31/11          58                 0               0               0
8/1/11 - 7/31/12          94                 1               0               0
8/1/12 - 7/31/13          95                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND - FXN

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended   Inception (05/08/07)
                                               07/31/13       07/31/13        to 07/31/13         07/31/13          to 07/31/13
FUND PERFORMANCE
NAV                                             23.62%         -0.46%            2.58%             -2.28%              17.17%
Market Price                                    23.74%         -0.44%            2.58%             -2.20%              17.22%

INDEX PERFORMANCE
StrataQuant(R) Energy Index                     24.46%         0.27%             3.30%              1.34%              22.42%
Russell 1000(R) Index                           26.23%         8.49%             4.30%             50.33%              29.99%
S&P 500(R) Energy Index                         18.62%         3.79%             5.30%             20.44%              37.96%
Russell 1000(R) Energy Index (1)                18.87%           NA                NA                NA                  NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXN's one-year NAV return of +23.62% outperformed the benchmark S&P 500(R) Energy Index return of +18.62% by +5.00%. The Fund's significantly underweight position in Exxon Mobil Corp. relative to the benchmark (1.7% vs. 27.7% average weight) was the largest cause of the Fund's outperformance. Exxon Mobil's one-year return of +10.8% lagged both the Fund and the benchmark. Tesoro Corp. caused additional Fund outperformance. The company returned +108.4% for the year and the Fund was overweight in the stock relative to the benchmark (2.2% vs. 0.5% average weight).

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Energy                                        93.77%
Information Technology                         3.18
Consumer Discretionary                         3.05
                                             -------
    Total                                    100.00%
                                             =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Hess Corp.                                     3.23%
First Solar, Inc.                              3.17
Golar LNG Ltd.                                 3.12
HollyFrontier Corp.                            3.07
Chevron Corp.                                  3.07
CST Brands, Inc.                               3.05
Marathon Petroleum Corp.                       2.98
Valero Energy Corp.                            2.97
Patterson-UTI Energy, Inc.                     2.95
Helmerich & Payne, Inc.                        2.92
                                             -------
    Total                                     30.53%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008.

The StrataQuant(R) Energy Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND - FXN (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                               MAY 8, 2007 - JULY 31, 2013

              First Trust Energy     StrataQuant(R)     Russell 1000(R)      S&P 500(R)
               AlphaDEX(R) Fund       Energy Index           Index          Energy Index

5/8/07              10000                10000               10000             10000
7/31/07             10370                10387                9674             10743
1/31/08             10594                10638                9261             10891
7/31/08             11990                12080                8647             11455
1/31/09              4831                 4864                6047              7332
7/31/09              6865                 6965                6903              8138
1/31/10              8005                 8153                7611              8656
7/31/10              8119                 8301                7904              8601
1/31/11             11422                11720                9387             11719
7/31/11             12073                12437                9539             12248
1/31/12             10110                10453                9757             11606
7/31/12              9477                 9838               10298             11633
1/31/13             11278                11755               11419             12874
7/31/13             11715                12244               12998             13799

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         116                 9              10               2
8/1/09 - 7/31/10         162                 1               0               0
8/1/10 - 7/31/11         190                 0               0               0
8/1/11 - 7/31/12         156                 0               0               0
8/1/12 - 7/31/13         178                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         108                 5               4               1
8/1/09 - 7/31/10          86                 2               0               0
8/1/10 - 7/31/11          62                 0               0               0
8/1/11 - 7/31/12          96                 1               0               0
8/1/12 - 7/31/13          72                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND - FXO

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended  Inception (05/08/07)
                                               07/31/13       07/31/13        to 07/31/13         07/31/13         to 07/31/13
FUND PERFORMANCE
NAV                                             39.45%         11.62%            1.57%             73.23%             10.21%
Market Price                                    39.59%         11.66%            1.59%             73.54%             10.32%

INDEX PERFORMANCE
StrataQuant(R) Financials Index                 40.55%         12.60%            2.52%             80.99%             16.74%
Russell 1000(R) Index                           26.23%          8.49%            4.30%             50.33%             29.99%
S&P 500(R) Financials Index                     42.42%          0.97%           -7.28%              4.96%            -37.56%
Russell 1000(R) Financial Services Index (1)    38.52%           NA                NA                NA                 NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXO's one-year NAV return of +39.45% underperformed the benchmark S&P 500(R) Financials Index return of +42.42% by -2.97%. The Fund's underperformance was caused by being underweight in large diversified financial services companies relative to the benchmark. JPMorgan Chase & Co. (+59.1% one-year return), Citigroup, Inc. (+92.4%), and Bank of America Corp. (+99.7%) combined for an average weight of 2.1% in the Fund vs. 19.7% for the benchmark. The Fund reversed some underperformance in the Commercial Banks industry by having more diverse exposure to smaller banks which were not represented in the benchmark. For example, Popular, Inc., which was held in the Fund but not in the benchmark, returned +118.3%. Within the Commercial Banks industry, the Fund's holdings outperformed the benchmark's constituents +47.0% vs. +30.7%.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    87.99%
Information Technology                         9.43
Consumer Discretionary                         1.57
Industrials                                    1.01
                                             -------
    Total                                    100.00%
                                             =======

----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
CapitalSource, Inc.                            1.24 %
Nationstar Mortgage Holdings, Inc.             1.18
Ocwen Financial Corp.                          1.11
ING US, Inc.                                   1.10
Synovus Financial Corp.                        1.09
Moody's Corp.                                  1.07
FleetCor Technologies, Inc.                    1.06
Ameriprise Financial, Inc.                     1.05
Alliance Data Systems Corp.                    1.05
Prudential Financial, Inc.                     1.04
                                             -------
    Total                                     10.99%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND - FXO (CONTINUED)


                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   MAY 8, 2007 - JULY 31, 2013

             First Trust Financials      StrataQuant(R)      Russell 1000(R)        S&P 500(R)
                AlphaDEX(R) Fund        Financials Index          Index          Financials Index
5/8/07                10000                  10000                10000               10000
7/31/07                8955                   8986                9674                 8883
1/31/08                7939                   8017                9261                 7875
7/31/08                6363                   6450                8647                 5950
1/31/09                3908                   3976                5646                 3444
7/31/09                5412                   5550                6903                 3713
1/31/10                6429                   6618                7611                 4081
7/31/10                6856                   7086                7904                 4253
1/31/11                7898                   8199                9387                 4772
7/31/11                7558                   7878                9539                 4336
1/31/12                7621                   7979                9757                 4162
7/31/12                7904                   8307                10298                4385
1/31/13                9367                   9886                11419                5255
7/31/13               11021                  11675                12998                6245


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         127                11               4               6
8/1/09 - 7/31/10         175                 0               0               0
8/1/10 - 7/31/11         164                 0               0               0
8/1/11 - 7/31/12         151                 0               0               0
8/1/12 - 7/31/13         189                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09          99                 3               4               1
8/1/09 - 7/31/10          76                 0               0               0
8/1/10 - 7/31/11          88                 0               0               0
8/1/11 - 7/31/12         102                 0               0               0
8/1/12 - 7/31/13          61                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND - FXH

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended  Inception (05/08/07)
                                               07/31/13      07/31/13         to 07/31/13         07/31/13         to 07/31/13
FUND PERFORMANCE
NAV                                             42.49%        17.76%             13.02%            126.44%           114.32%
Market Price                                    42.64%        17.77%             13.03%            126.60%           114.47%

INDEX PERFORMANCE
StrataQuant(R) Health Care Index                43.63%        18.64%             13.91%            135.08%           125.05%
Russell 1000(R) Index                           26.23%         8.49%              4.30%             50.33%            29.99%
S&P 500(R) Health Care Index                    35.63%        12.17%              7.70%             77.57%            58.75%
Russell 1000(R) Health Care Index (1)           37.12%           NA                NA                NA                 NA
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXH's one-year NAV return of +42.49% outperformed the benchmark S&P 500(R) Health Care Index return of +35.63% by +6.86%. The Health Care Providers & Services industry was the top-performing industry in the Fund and the main driver of the Fund's outperformance. On the selection front, the Fund's holdings in the industry outperformed the benchmark's constituents +51.2% vs. +39.2%. In terms of allocation, the Fund was heavily overweight in the industry relative to the benchmark (40.0% vs. 15.8% average weight). Additional Fund outperformance came from the Fund's relative underweight position in the Pharmaceutical industry (11.1% vs. 46.3% average weight). The industry in general had solid performance, but lagged the performance of the rest of the Fund and its benchmark.

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Health Care                                  100.00%
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Regeneron Pharmaceuticals, Inc.                2.67%
Alkermes PLC                                   2.60
Jazz Pharmaceuticals PLC                       2.44
Humana, Inc.                                   2.40
Cigna Corp.                                    2.39
Illumina, Inc.                                 2.37
Actavis, Inc.                                  2.36
Abbott Laboratories                            2.33
WellPoint, Inc.                                2.32
AmerisourceBergen Corp.                        2.32
                                             -------
    Total                                     24.20%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND - FXH (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     MAY 8, 2007 - JULY 31, 2013

              First Trust Health Care      StrataQuant(R)       Russell 1000(R)        S&P 500(R)
              AlphaDEX(R) Fund (FXH)      Health Care Index          Index          Health Care Index
5/8/07                 10000                    10000                10000                10000
7/31/07                 9740                     9764                 9674                 9222
1/31/08                 9645                     9702                 9261                 9269
7/31/08                 9465                     9573                 8647                 8940
1/31/09                 7330                     7443                 5646                 7696
7/31/09                 8830                     9001                 6903                 7974
1/31/10                10750                    10993                 7611                 9042
7/31/10                10780                    11068                 7904                 8318
1/31/11                13190                    13601                 9387                 9306
7/31/11                14302                    14805                 9539                10142
1/31/12                14342                    14909                 9757                10762
7/31/12                15042                    15667                10298                11706
1/31/13                17867                    18682                11419                13226
7/31/13                21434                    22504                12998                15877


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         118                 6               7               2
8/1/09 - 7/31/10         161                 0               0               0
8/1/10 - 7/31/11         203                 0               0               0
8/1/11 - 7/31/12         135                 0               0               0
8/1/12 - 7/31/13         187                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         116                 5               1               0
8/1/09 - 7/31/10          90                 0               0               0
8/1/10 - 7/31/11          49                 0               0               0
8/1/11 - 7/31/12         118                 0               0               0
8/1/12 - 7/31/13          63                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND - FXR

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended  Inception (05/08/07)
                                               07/31/13       07/31/13        to 07/31/13         07/31/13         to 07/31/13
FUND PERFORMANCE
NAV                                             37.92%         7.56%             3.85%             43.96%             26.57%
Market Price                                    37.97%         7.61%             3.86%             44.27%             26.63%

INDEX PERFORMANCE
StrataQuant(R) Industrials Index                38.93%         8.38%             4.64%             49.53%             32.69%
Russell 1000(R) Index                           26.23%         8.49%             4.30%             50.33%             29.99%
S&P 500(R) Industrials Index                    28.68%         7.63%             4.55%             44.41%             31.97%
Russell 1000(R) Producer Durables Index (1)     31.08%           NA                NA                NA                 NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXR's one-year NAV return of +37.92% outperformed the benchmark S&P 500(R) Industrials Index return of +28.68 by +9.24%. The Machinery industry was the largest contributor to the Fund's total return and the main source of outperformance. For the reporting period, the Fund's holdings in the industry comprised 26.7% of the Fund's average weight, returned +41.0%, and contributed +11.3% to total return. The benchmark had an average weight in the industry of 18.0% and a return of +24.1%, meaning the Fund benefitted from both allocation and selection. Oshkosh Corp. was the best-performing and top-contributing company in the Fund from the Machinery industry with a +99.0% return and a +1.0% contribution to return. The Airline industry was another contributor to Fund outperformance. The Fund was overweight (5.3% vs. 0.6% average weight) and received stronger performance (+83.2% vs. +51.4%) from the industry relative to the benchmark. The Fund's performance in the industry was boosted by Copa Holdings, S.A. (+83.6% one-year return) and Delta Air Lines, Inc. (+120.0%).


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   86.09%
Information Technology                         7.55
Consumer Discretionary                         1.62
Financials                                     1.53
Energy                                         1.24
Health Care                                    0.99
Materials                                      0.98
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
R.R. Donnelley & Sons Co.                      2.13%
Delta Air Lines, Inc.                          1.78
Alliant Techsystems, Inc.                      1.78
CNH Global N.V.                                1.77
AGCO Corp.                                     1.76
Kennametal, Inc.                               1.75
Northrop Grumman Corp.                         1.75
B/E Aerospace, Inc.                            1.74
Huntington Ingalls Industries, Inc.            1.73
Xerox Corp.                                    1.68
                                             -------
    Total                                     17.87%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND - FXR (CONTINUED)


                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                          MAY 8, 2007 - JULY 31, 2013

          First Trust Industrials/Producer      StrataQuant(R)       Russell 1000(R)        S&P 500(R)
             Durables AlphaDEX(R) Fund         Industrials Index          Index          Industrials Index
5/8/07                 10000                         10000                10000                10000
7/31/07                 9435                          9457                 9674                10400
1/31/08                 8770                          8820                 9261                 9935
7/31/08                 8792                          8874                 8647                 9138
1/31/09                 4967                          5030                 5646                 5934
7/31/09                 6081                          6182                 6903                 6422
1/31/10                 7233                          7384                 7611                 7464
7/31/10                 7854                          8048                 7904                 8263
1/31/11                 9675                          9954                 9387                 9982
7/31/11                 9243                          9542                 9539                 9618
1/31/12                 9549                          9904                 9757                10177
7/31/12                 9177                          9552                10298                10257
1/31/13                10955                         11446                11419                11594
7/31/13                12656                         13270                12998                13198


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         115                 3               6               0
8/1/09 - 7/31/10         163                 0               0               0
8/1/10 - 7/31/11         210                 0               0               0
8/1/11 - 7/31/12         111                 0               0               0
8/1/12 - 7/31/13         177                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         122                 6               3               0
8/1/09 - 7/31/10          88                 0               0               0
8/1/10 - 7/31/11          42                 0               0               0
8/1/11 - 7/31/12         142                 0               0               0
8/1/12 - 7/31/13          73                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND - FXZ

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                              1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended  Inception (05/08/07)
                                                07/31/13      07/31/13         to 07/31/13         07/31/13         to 07/31/13
FUND PERFORMANCE
NAV                                              25.39%         6.68%             7.00%             38.14%             52.47%
Market Price                                     25.64%         6.69%             7.02%             38.23%             52.63%

INDEX PERFORMANCE
StrataQuant(R) Materials Index                   26.42%         7.55%             7.85%             43.89%             60.11%
Russell 1000(R) Index                            26.23%         8.49%             4.30%             50.33%             29.99%
S&P 500(R) Materials Index                       18.74%         2.76%             2.83%             14.56%             18.99%
Russell 1000(R) Materials and Processing
   Index (1)                                     21.26%          NA                 NA                NA                 NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXZ's one-year NAV return of +25.39% outperformed the benchmark S&P 500(R) Materials Index return of +18.74% by +6.65%. The Chemicals industry was the top-contributing industry in the Fund with a +13.6% contribution to return. The Fund's holdings in the industry returned +28.8% and comprised 47.0% of the Fund's average weight. In terms of relative performance, the Containers & Packaging and Building Products industries were the leading drivers of Fund outperformance. In the Containers & Packaging industry, the Fund's holdings outperformed the benchmark's constituents (+48.2% vs. +36.7%) and the Fund was overweight in the industry relative to the benchmark (13.9% vs. 5.1%). The Fund's holdings in the Building Products industry returned +65.4% and had an average weight in the Fund of 6.5%. Masco Corp. (+73.4% one-year return) and Lennox International, Inc. (+66.9%) comprised most of the Fund's exposure to the industry. The benchmark had no exposure to the Building Products industry because under the GICS classification, the industry is part of the Industrials sector. The companies in the Fund classified as Industrials by GICs standards are classified by Russell as Materials companies.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Materials                                     88.12%
Industrials                                   11.88
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Rock Tenn Co., Class A                         3.60%
CF Industries Holdings, Inc.                   3.60
Sealed Air Corp.                               3.58
Packaging Corp. of America                     3.46
Cabot Corp.                                    3.45
Reliance Steel & Aluminum Co.                  3.37
Domtar Corp.                                   3.29
Freeport-McMoRan Copper & Gold, Inc.           3.22
Newmont Mining Corp.                           3.15
Carpenter Technology Corp.                     2.66
                                             -------
    Total                                     33.38%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND - FXZ (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2013

               First Trust Materials     StrataQuant(R)      Russell 1000(R)       S&P 500(R)
                 AlphaDEX(R) Fund        Materials Index          Index          Materials Index
5/8/07                 10000                  10000               10000               10000
7/31/07                10085                  10104                9674                9956
1/31/08                10310                  10362                9261               10271
7/31/08                11037                  11128                8647               10387
1/31/09                 5255                   5323                5646                5394
7/31/09                 7814                   7950                6903                7499
1/31/10                 9265                   9468                7611                7890
7/31/10                10371                  10617                7904                8450
1/31/11                12736                  13090                9387               10544
7/31/11                12769                  13180                9539               10572
1/31/12                12616                  13091                9757               10586
7/31/12                12159                  12665               10298               10021
1/31/13                14771                  15454               11419               11369
7/31/13                15248                  16011               12998               11899


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         104                 8               3               1
8/1/09 - 7/31/10         172                 0               0               0
8/1/10 - 7/31/11         200                 0               0               0
8/1/11 - 7/31/12         119                 0               0               0
8/1/12 - 7/31/13         162                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         131                 8               0               0
8/1/09 - 7/31/10          79                 0               0               0
8/1/10 - 7/31/11          52                 0               0               0
8/1/11 - 7/31/12         134                 0               0               0
8/1/12 - 7/31/13          87                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND - FXL

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended  Inception (05/08/07)
                                               07/31/13      07/31/13         to 07/31/13         07/31/13         to 07/31/13
FUND PERFORMANCE
NAV                                             24.54%         8.19%             4.39%             48.25%             30.69%
Market Price                                    24.70%         8.22%             4.40%             48.45%             30.79%

INDEX PERFORMANCE
StrataQuant(R) Technology Index                 25.54%         9.17%             5.30%             55.06%             37.93%
Russell 1000(R) Index                           26.23%         8.49%             4.30%             50.33%             29.99%
S&P 500(R) Information Technology Index         11.14%         8.99%             5.95%             53.79%             43.32%
Russell 1000(R) Technology Index (1)             9.84%          NA                 NA                NA                 NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXL's one-year NAV return of +24.54% outperformed the benchmark S&P 500(R) Information Technology Index return of +11.14% by +13.40%. The Fund gained significant outperformance by being substantially underweight in Apple, Inc. relative to the benchmark (1.0% vs. 19.2% average weight). During the reporting period, Apple, Inc. returned -24.3%. The Fund gained further outperformance by being overweight in the strong-performing Electronic Equipment Instruments & Components industry relative to the index (17.8% vs. 2.3% average weight).

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Information Technology                        97.52%
Consumer Discretionary                         1.45
Telecommunication Services                     1.03
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Activision Blizzard, Inc.                      2.32%
Arrow Electronics, Inc.                        2.11
Apple, Inc.                                    2.10
Avnet, Inc.                                    2.06
Yahoo!, Inc.                                   2.06
Cree, Inc.                                     2.01
NCR Corp.                                      2.01
ServiceNow, Inc.                               1.98
Splunk, Inc.                                   1.98
3D Systems Corp.                               1.98
                                             -------
    Total                                     20.61%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND - FXL (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   MAY 8, 2007 - JULY 31, 2013

          First Trust Technology    StrataQuant(R)      Russell 1000(R)     S&P 500(R) Information
             AlphaDEX(R) Fund      Technology Index          Index             Technology Index
5/8/07            10000                 10000                10000                  10000
7/31/07           10235                 10252                 9674                  10160
1/31/08            9030                  9078                 9261                   9501
7/31/08            8815                  8895                 8647                   9320
1/31/09            5205                  5295                 5646                   6101
7/31/09            7236                  7397                 6903                   8416
1/31/10            8246                  8457                 7611                   9142
7/31/10            9060                  9330                 7904                   9570
1/31/11           11868                 12273                 9387                  11466
7/31/11           10908                 11328                 9539                  11407
1/31/12           11048                 11523                 9757                  12125
7/31/12           10493                 10986                10298                  12896
1/31/13           11488                 12077                11419                  13111
7/31/13           13069                 13792                12998                  14332


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         111                 2              11               1
8/1/09 - 7/31/10         163                 0               0               0
8/1/10 - 7/31/11         197                 0               0               0
8/1/11 - 7/31/12         161                 0               0               0
8/1/12 - 7/31/13         136                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         119                10               0               1
8/1/09 - 7/31/10          87                 1               0               0
8/1/10 - 7/31/11          55                 0               0               0
8/1/11 - 7/31/12          92                 0               0               0
8/1/12 - 7/31/13         114                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND - FXU

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. NYSE Euronext constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                      AVERAGE ANNUAL                      CUMULATIVE
                                                                       TOTAL RETURNS                     TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (05/08/07)  5 Years Ended  Inception (05/08/07)
                                               07/31/13      07/31/13         to 07/31/13         07/31/13         to 07/31/13
FUND PERFORMANCE
NAV                                             15.91%         7.94%             3.60%             46.53%             24.64%
Market Price                                    15.91%         7.93%             3.60%             46.43%             24.62%

INDEX PERFORMANCE
StrataQuant(R) Utilities Index                  17.35%         8.94%             4.55%             53.41%             31.95%
Russell 1000(R) Index                           26.23%         8.49%             4.30%             50.33%             29.99%
S&P 500(R) Utilities Index                       8.01%         5.04%             2.98%             27.85%             20.08%
Russell 1000(R) Utilities Index (1)              8.66%          NA                 NA                NA                 NA
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXU's one-year NAV return of +15.91% outperformed the benchmark S&P 500(R) Utilities Index return of +8.01% by +7.90%. The benchmark's weighting of performance laggards Exelon Corp. (-17.2% one-year return) and FirstEnergy Corp. (-20.3%) were two meaningful causes of Fund outperformance. Combining their weights, the companies comprised 2.9% of the Fund's average weight vs. 9.9% in the benchmark. The Fund also gained outperformance from its holdings in the Telecommunication Services industry, which comprised an average of 24.5% of the Fund's weight and returned +14.2% for the reporting period. Due to differences between GICS and Russell classification methodologies, the benchmark does not have any exposure to the Telecommunication Services industry.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Utilities                                     75.26%
Telecommunication Services                    20.57
Energy                                         4.17
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Energen Corp.                                  4.17%
United States Cellular Corp.                   3.94
Telephone & Data Systems, Inc.                 3.91
Great Plains Energy, Inc.                      3.91
Sprint Corp.                                   3.79
Edison International                           3.77
CenturyLink, Inc.                              3.69
NRG Energy, Inc.                               3.66
Entergy Corp.                                  3.53
Frontier Communications Corp.                  3.13
                                             -------
    Total                                     37.50%
                                             =======

-------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indexes using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of NYSE Euronext and has been licensed for use by First Trust Portfolios L.P. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by NYSE Euronext, and NYSE Euronext makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND - FXU (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   MAY 8, 2007 - JULY 31, 2013

               First Trust Utilities     StrataQuant(R)      Russell 1000(R)       S&P 500(R)
                 AlphaDEX(R) Fund        Utilities Index          Index          Utilities Index
5/8/07                 10000                  10000               10000               10000
7/31/07                 9185                   9205                9674                9034
1/31/08                 8789                   8856                9261                9588
7/31/08                 8506                   8601                8647                9394
1/31/09                 6660                   6760                5646                7262
7/31/09                 7440                   7593                6903                7463
1/31/10                 8033                   8229                7611                7777
7/31/10                 8616                   8863                7904                8170
1/31/11                 9597                   9912                9387                8727
7/31/11                10083                  10456                9539                9322
1/31/12                10008                  10420                9757                9970
7/31/12                10753                  11245               10298               11120
1/31/13                11197                  11750               11419               10990
7/31/13                12464                  13196               12998               12011


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         110                 9               5               1
8/1/09 - 7/31/10         165                 0               0               0
8/1/10 - 7/31/11         220                 0               0               0
8/1/11 - 7/31/12         157                 0               0               0
8/1/12 - 7/31/13         141                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         125                 4               1               0
8/1/09 - 7/31/10          85                 1               0               0
8/1/10 - 7/31/11          32                 0               0               0
8/1/11 - 7/31/12          96                 0               0               0
8/1/12 - 7/31/13         109                 0               0               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading) the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2013 (UNAUDITED)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund or First Trust Utilities AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2013      JULY 31, 2013       PERIOD (a)          PERIOD (b)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND - FXD
Actual                                              $1,000.00           $1,189.60               0.70%              $3.80
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND - FXG
Actual                                              $1,000.00           $1,235.20               0.70%              $3.88
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST ENERGY ALPHADEX(R) FUND - FXN
Actual                                              $1,000.00           $1,038.70               0.70%              $3.54
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST FINANCIALS ALPHADEX(R) FUND - FXO
Actual                                              $1,000.00           $1,176.60               0.70%              $3.78
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND - FXH
Actual                                              $1,000.00           $1,199.60               0.70%              $3.82
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2013 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2013      JULY 31, 2013       PERIOD (a)          PERIOD (b)
----------------------------------------------------------------------------------------------------------------------------
FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND - FXR
Actual                                              $1,000.00           $1,155.30               0.70%              $3.74
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MATERIALS ALPHADEX(R) FUND - FXZ
Actual                                              $1,000.00           $1,032.20               0.70%              $3.53
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND - FXL
Actual                                              $1,000.00           $1,137.60               0.70%              $3.71
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST UTILITIES ALPHADEX(R) FUND - FXU
Actual                                              $1,000.00           $1,113.10               0.70%              $3.67
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51



(a)   These expense ratios reflect expense caps.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2013 through July 31, 2013), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND - FXD

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AUTO COMPONENTS -- 5.8%
     41,141 BorgWarner, Inc. (a)              $   3,926,086
    139,851 Delphi Automotive PLC                 7,512,796
     76,887 Gentex Corp.                          1,736,108
    231,825 Goodyear Tire & Rubber (The)
               Co. (a)                            4,288,762
    146,565 Lear Corp.                           10,152,557
    133,370 TRW Automotive Holdings
               Corp. (a)                          9,777,355
     84,239 Visteon Corp. (a)                     5,548,823
                                              -------------
                                                 42,942,487
                                              -------------
            AUTOMOBILES -- 5.2%
    572,815 Ford Motor Co.                        9,669,117
    212,826 General Motors Co. (a)                7,634,069
     82,485 Tesla Motors, Inc. (a) (b)           11,076,086
    180,184 Thor Industries, Inc.                 9,738,945
                                              -------------
                                                 38,118,217
                                              -------------
            BUILDING PRODUCTS -- 1.0%
    182,989 Fortune Brands Home & Security,
               Inc.                               7,559,276
                                              -------------
            COMMERCIAL SERVICES & SUPPLIES
               -- 0.8%
    232,481 KAR Auction Services, Inc.            5,914,317
                                              -------------
            DISTRIBUTORS -- 1.7%
     45,405 Genuine Parts Co.                     3,722,756
    344,132 LKQ Corp. (a)                         8,971,521
                                              -------------
                                                 12,694,277
                                              -------------
            DIVERSIFIED CONSUMER SERVICES
               -- 3.7%
    500,083 Apollo Group, Inc., Class A (a)       9,111,512
    285,669 DeVry, Inc.                           8,592,924
    393,186 Service Corp. International           7,458,738
     38,526 Weight Watchers International,
               Inc. (b)                           1,828,059
                                              -------------
                                                 26,991,233
                                              -------------
            FOOD & STAPLES RETAILING
               -- 1.0%
     32,061 Costco Wholesale Corp.                3,760,434
     47,585 Wal-Mart Stores, Inc.                 3,708,775
                                              -------------
                                                  7,469,209
                                              -------------
            HOTELS, RESTAURANTS &
               LEISURE -- 7.4%
     94,237 Bally Technologies, Inc. (a)          6,754,908
     89,899 Brinker International, Inc.           3,609,445
    206,742 Carnival Corp.                        7,655,656
      4,869 Chipotle Mexican Grill, Inc. (a)      2,007,343
     70,216 Darden Restaurants, Inc.              3,444,095
    121,910 Domino's Pizza, Inc.                  7,629,128
     41,391 Dunkin' Brands Group, Inc.            1,788,091
    106,060 International Game Technology         1,958,928


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HOTELS, RESTAURANTS & LEISURE
               (CONTINUED)
     58,470 Norwegian Cruise Line Holdings
               Ltd. (a)                       $   1,769,302
     28,596 Panera Bread Co., Class A (a)         4,776,962
    100,579 Penn National Gaming, Inc. (a)        5,027,944
    106,319 Royal Caribbean Cruises Ltd.          4,049,691
     54,126 Starbucks Corp.                       3,855,936
                                              -------------
                                                 54,327,429
                                              -------------
            HOUSEHOLD DURABLES -- 8.0%
    416,418 D.R. Horton, Inc.                     8,370,002
    196,050 Garmin Ltd. (b)                       7,857,684
     32,700 Harman International Industries,
               Inc.                               1,979,331
    121,525 Jarden Corp. (a)                      5,525,742
     57,002 Leggett & Platt, Inc.                 1,790,433
    196,700 Lennar Corp., Class A                 6,662,229
     67,517 Newell Rubbermaid, Inc.               1,824,309
     93,421 PulteGroup, Inc. (a)                  1,553,591
    363,472 Taylor Morrison Home Corp.,
               Class A (a)                        8,806,927
     40,372 Tempur Sealy International,
               Inc. (a)                           1,600,750
    217,255 Toll Brothers, Inc. (a)               7,141,172
     22,816 Tupperware Brands Corp.               1,922,932
     30,999 Whirlpool Corp.                       4,152,006
                                              -------------
                                                 59,187,108
                                              -------------
            INTERNET & CATALOG RETAIL -- 5.3%
      6,378 Amazon.com, Inc. (a)                  1,921,181
    109,603 HomeAway, Inc. (a)                    3,300,146
    385,110 Liberty Interactive Corp.,
                Class A (a)                       9,419,791
     41,979 Netflix, Inc. (a)                    10,252,111
      6,432 priceline.com, Inc. (a)               5,632,310
    116,460 TripAdvisor, Inc. (a)                 8,736,829
                                              -------------
                                                 39,262,368
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 1.2%
    481,602 Pandora Media, Inc. (a) (b)           8,832,581
                                              -------------
            LEISURE EQUIPMENT &
               PRODUCTS -- 1.0%
     39,532 Hasbro, Inc.                          1,818,472
     39,111 Mattel, Inc.                          1,643,835
     37,312 Polaris Industries, Inc.              4,184,168
                                              -------------
                                                  7,646,475
                                              -------------
            MEDIA -- 16.7%
    108,383 AMC Networks, Inc., Class A (a)       7,398,224
    210,739 Cablevision Systems Corp.,
               Class A                            3,938,712
     72,534 CBS Corp., Class B                    3,832,697

                       See Notes to Financial Statements                 Page 25

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND - FXD

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MEDIA (CONTINUED)
     71,552 Charter Communications, Inc.,
               Class A (a)                    $   8,996,948
     84,634 Comcast Corp., Class A                3,815,301
     86,289 DIRECTV (a)                           5,459,505
    125,042 DISH Network Corp., Class A           5,583,125
    217,373 Gannett Co., Inc.                     5,599,528
    487,229 Interpublic Group of Cos. (The),
               Inc.                               8,014,917
    132,623 John Wiley & Sons, Inc., Class A      5,985,276
     47,844 Liberty Global PLC, Class A (a)       3,881,105
    322,585 Lions Gate Entertainment Corp. (a)   10,493,690
     89,733 Madison Square Garden
               (The) Co., Class A (a)             5,291,555
     84,567 Omnicom Group, Inc.                   5,435,121
    297,030 Regal Entertainment Group,
               Class A (b)                        5,599,016
  2,116,160 Sirius XM Radio, Inc.                 7,893,277
     80,197 Starz, Class A (a)                    1,810,046
     63,025 Time Warner Cable, Inc.               7,189,262
     30,653 Time Warner, Inc.                     1,908,456
    181,398 Twenty-First Century Fox, Inc.        5,420,172
     26,045 Viacom, Inc., Class B                 1,895,295
     84,190 Walt Disney (The) Co.                 5,442,883
      3,662 Washington Post (The) Co.,
               Class B                            1,967,812
                                              -------------
                                                122,851,923
                                              -------------
            MULTILINE RETAIL -- 5.6%
    224,837 Big Lots, Inc. (a)                    8,123,361
    108,104 Dillard's, Inc., Class A              9,127,221
     34,859 Dollar Tree, Inc. (a)                 1,870,185
    140,350 Kohl's Corp.                          7,435,743
    147,686 Macy's, Inc.                          7,139,141
     59,131 Nordstrom, Inc.                       3,621,182
     51,479 Target Corp.                          3,667,879
                                              -------------
                                                 40,984,712
                                              -------------
            PERSONAL PRODUCTS -- 2.2%
    168,547 Avon Products, Inc.                   3,852,984
    144,982 Nu Skin Enterprises, Inc., Class A   12,126,295
                                              -------------
                                                 15,979,279
                                              -------------
            ROAD & RAIL -- 3.3%
     32,839 AMERCO                                5,461,783
    308,224 Avis Budget Group, Inc. (a)           9,752,207
    357,316 Hertz Global Holdings, Inc. (a)       9,150,863
                                              -------------
                                                 24,364,853
                                              -------------
            SPECIALTY RETAIL -- 21.9%
    316,368 Aaron's, Inc.                         9,067,107
    156,666 Abercrombie & Fitch Co., Class A      7,812,933
    388,231 American Eagle Outfitters, Inc.       7,624,857
    203,130 Ascena Retail Group, Inc. (a)         3,877,752
     81,695 AutoNation, Inc. (a)                  3,913,191


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            SPECIALTY RETAIL (CONTINUED)
      4,182 AutoZone, Inc. (a)                $   1,875,962
     74,987 Bed Bath & Beyond, Inc. (a)           5,734,256
    259,394 Best Buy Co., Inc.                    7,805,165
    136,832 Cabela's, Inc. (a)                    9,392,148
    191,973 CarMax, Inc. (a)                      9,414,356
    415,545 Chico's FAS, Inc.                     7,118,286
     35,402 Dick's Sporting Goods, Inc.           1,820,017
     72,364 DSW, Inc., Class A                    5,484,468
    201,796 Foot Locker, Inc.                     7,290,889
    212,354 Gap (The), Inc.                       9,747,049
    171,349 Guess?, Inc.                          5,771,034
     91,511 Home Depot (The), Inc.                7,232,114
     35,983 L Brands, Inc.                        2,006,772
     86,662 Lowe's Cos., Inc.                     3,863,392
     47,209 O'Reilly Automotive, Inc. (a)         5,913,399
     27,342 Ross Stores, Inc.                     1,844,765
    113,977 Sally Beauty Holdings, Inc. (a)       3,477,438
     78,850 Signet Jewelers Ltd.                  5,764,724
     48,662 Tiffany & Co.                         3,869,116
     70,804 TJX (The) Cos., Inc.                  3,684,640
     60,279 Tractor Supply Co.                    7,301,595
     17,698 Ulta Salon Cosmetics &
               Fragrance, Inc. (a)                1,785,728
     44,064 Urban Outfitters, Inc. (a)            1,875,364
    158,554 Williams-Sonoma, Inc.                 9,332,488
                                              -------------
                                                161,701,005
                                              -------------
            TEXTILES, APPAREL & LUXURY
               GOODS -- 8.2%
    119,639 Carter's, Inc.                        8,532,654
    105,267 Deckers Outdoor Corp. (a) (b)         5,771,790
     34,310 Fossil Group, Inc. (a)                3,770,669
    172,338 Hanesbrands, Inc.                    10,936,569
     85,724 Michael Kors Holdings Ltd. (a)        5,772,654
     83,493 NIKE, Inc., Class B                   5,253,380
     56,693 PVH Corp.                             7,471,570
     89,045 Under Armour, Inc., Class A (a)       5,977,591
     36,722 VF Corp.                              7,234,234
                                              -------------
                                                 60,721,111
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       737,547,860
            (Cost $625,975,134)               -------------

            MONEY MARKET FUND -- 0.1%
    512,739 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (c)                     512,739
            (Cost $512,739)                   -------------

Page 26                See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND - FXD

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COLLATERAL FOR SECURITIES ON
               LOAN -- 2.0%
            MONEY MARKET FUND -- 0.4%
  3,133,166 Goldman Sachs Financial Square
              Treasury Instruments Fund -
              Institutional Class -
              0.001% (c)                      $   3,133,166
            (Cost $3,133,166)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 1.6%
$12,060,821 JPMorgan Chase & Co., 0.02% (c),
              dated 07/31/13, due 08/01/13,
              with a maturity value of
              $12,060,828. Collateralized by
              U.S. Treasury Note, interest
              rate of 2.375%, due 08/31/14.
              The value of the collateral
              including accrued interest is
              $12,303,573.                       12,060,821
            (Cost $12,060,821)                -------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN - 2.0%                    15,193,987
            (Cost $15,193,987)                -------------

            TOTAL INVESTMENTS -- 102.1%         753,254,586
            (Cost $641,681,860) (d)
            NET OTHER ASSETS AND
               LIABILITIES -- (2.1)%            (15,805,500)
                                              -------------
            NET ASSETS -- 100.0%              $ 737,449,086
                                              =============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $14,850,723 and the total value of the collateral held by the Fund is $15,193,987.

(c)   Interest rate shown reflects yield as of July 31, 2013.

(d) Aggregate cost for federal income tax purposes is $648,667,571. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $108,879,817 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,292,802.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $737,547,860   $      --     $      --
Money Market Funds       3,645,905          --            --
Repurchase Agreement             --   12,060,821          --
                      --------------------------------------
Total Investments     $741,193,765   $12,060,821   $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 27

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND - FXG

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 99.9%
            BEVERAGES -- 10.2%
     80,370 Beam, Inc.                        $   5,223,247
    556,089 Constellation Brands, Inc.,
               Class A (a)                       28,966,676
    317,937 Molson Coors Brewing Co.,
               Class B                           15,915,926
    190,779 Monster Beverage Corp. (a)           11,635,611
     62,019 PepsiCo, Inc.                         5,181,067
                                              -------------
                                                 66,922,527
                                              -------------
            FOOD & STAPLES RETAILING -- 22.4%
    405,506 CVS Caremark Corp.                   24,934,564
    233,177 Fresh Market (The), Inc. (a)         12,307,082
    839,130 Kroger (The) Co.                     32,952,635
  1,224,996 Safeway, Inc.                        31,592,647
    339,386 Sysco Corp.                          11,712,211
    344,257 Walgreen Co.                         17,298,914
    295,573 Whole Foods Market, Inc.             16,427,947
                                              -------------
                                                147,226,000
                                              -------------
            FOOD PRODUCTS -- 49.5%
    683,780 Archer-Daniels-Midland Co.           24,937,457
    163,822 Bunge Ltd.                           12,452,110
    517,675 Campbell Soup Co.                    24,227,190
    663,805 ConAgra Foods, Inc.                  24,036,379
    506,196 Dean Foods Co. (a)                    5,517,536
  1,314,444 Flowers Foods, Inc.                  30,179,634
    238,889 General Mills, Inc.                  12,422,228
    386,137 Green Mountain Coffee Roasters,
               Inc. (a)                          29,802,054
    170,429 Hershey (The) Co.                    16,168,599
    153,327 Hillshire Brands Co.                  5,398,644
    300,505 Hormel Foods Corp.                   12,726,387
    441,683 Ingredion, Inc.                      29,681,098
    147,523 J.M. Smucker (The) Co.               16,599,288
    236,901 Kellogg Co.                          15,692,322
    812,713 Mondelez International, Inc.,
               Class A                           25,413,535
    464,618 Smithfield Foods, Inc. (a)           15,425,318
    902,913 Tyson Foods, Inc., Class A           24,938,457
                                              -------------
                                                325,618,236
                                              -------------
            HOUSEHOLD PRODUCTS -- 5.7%
     61,006 Clorox (The) Co.                      5,242,856
    151,388 Energizer Holdings, Inc.             15,411,298
     52,216 Kimberly-Clark Corp.                  5,158,941
    150,580 Procter & Gamble (The) Co.           12,091,574
                                              -------------
                                                 37,904,669
                                              -------------
            PERSONAL PRODUCTS -- 6.4%
    642,076 Herbalife Ltd.                       42,055,978
                                              -------------
            SPECIALTY RETAIL -- 4.2%
    524,465 GNC Holdings, Inc., Class A          27,681,263
                                              -------------
            TOBACCO -- 1.5%
    116,117 Lorillard, Inc.                       4,938,456


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOBACCO (CONTINUED)
    104,863 Reynolds American, Inc.           $   5,183,378
                                              -------------
                                                 10,121,834
                                              -------------
            TOTAL COMMON STOCKS
              -- 99.9%                          657,530,507
            (Cost $561,341,477)

            MONEY MARKET FUND -- 0.1%
    458,672 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                     458,672
            (Cost $458,672)                   -------------

            TOTAL INVESTMENTS -- 100.0%         657,989,179
            (Cost $561,800,149) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                 (229,800)
                                              -------------
            NET ASSETS -- 100.0%              $ 657,759,379
                                              =============


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $566,193,202. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $92,015,058 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $219,081.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $657,530,507   $      --     $      --
Money Market Fund          458,672          --            --
                      --------------------------------------
Total Investments     $657,989,179   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

Page 28                See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND - FXN

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            ENERGY EQUIPMENT & SERVICES --
               32.7%
     84,737 Atwood Oceanics, Inc. (a)         $   4,774,083
     47,802 Baker Hughes, Inc.                    2,267,249
     18,024 Cameron International Corp. (a)       1,068,823
     48,080 Diamond Offshore Drilling, Inc.       3,242,515
     18,380 Dresser-Rand Group, Inc. (a)          1,118,791
     12,215 Dril-Quip, Inc. (a)                   1,110,466
     59,406 FMC Technologies, Inc. (a)            3,166,340
     52,854 Halliburton Co.                       2,388,472
     88,281 Helmerich & Payne, Inc.               5,579,359
    539,165 McDermott International, Inc. (a)     4,663,777
    216,056 Nabors Industries Ltd.                3,325,102
     48,009 National Oilwell Varco, Inc.          3,368,792
     61,090 Oceaneering International, Inc.       4,953,788
     35,708 Oil States International, Inc. (a)    3,471,889
    284,837 Patterson-UTI Energy, Inc.            5,631,227
     64,725 Rowan Cos. PLC, Class A (a)           2,223,304
    239,522 RPC, Inc. (b)                         3,429,955
    170,021 Superior Energy Services, Inc. (a)    4,355,938
     51,794 Unit Corp. (a)                        2,334,873
                                              -------------
                                                 62,474,743
                                              -------------
            OIL, GAS & CONSUMABLE FUELS
               -- 61.1%
     12,830 Anadarko Petroleum Corp.              1,135,712
     39,463 Apache Corp.                          3,166,906
     31,047 Cabot Oil & Gas Corp.                 2,353,984
    108,206 Chesapeake Energy Corp.               2,521,200
     46,582 Chevron Corp.                         5,864,208
     50,898 Cimarex Energy Co.                    3,890,134
     72,902 ConocoPhillips                        4,728,424
     81,372 CONSOL Energy, Inc.                   2,524,973
     12,810 Continental Resources, Inc. (a)       1,182,363
     23,257 CVR Energy, Inc.                      1,097,498
    190,979 Denbury Resources, Inc. (a)           3,342,133
      8,368 EOG Resources, Inc.                   1,217,460
     27,788 EQT Corp.                             2,403,662
     48,812 Exxon Mobil Corp.                     4,576,125
    172,872 Golar LNG Ltd. (b)                    5,969,270
     82,909 Hess Corp.                            6,173,404
    128,862 HollyFrontier Corp.                   5,869,664
    127,537 Marathon Oil Corp.                    4,637,245
     77,582 Marathon Petroleum Corp.              5,689,088
     72,427 Murphy Oil Corp.                      4,904,756
     18,361 Noble Energy, Inc.                    1,147,379
     56,728 Oasis Petroleum, Inc. (a)             2,384,845
     37,074 Occidental Petroleum Corp.            3,301,440
    212,858 PBF Energy, Inc. (b)                  4,872,320
     74,866 Phillips 66                           4,604,259
     22,854 Pioneer Natural Resources Co.         3,536,885
     39,688 QEP Resources, Inc.                   1,210,087
    463,274 SandRidge Energy, Inc. (a) (b)        2,510,945
     18,380 SM Energy Co.                         1,263,257
     84,293 Tesoro Corp.                          4,792,057
    158,556 Valero Energy Corp.                   5,671,548
     95,692 Whiting Petroleum Corp. (a)           4,925,267


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            OIL, GAS & CONSUMABLE FUELS
               (CONTINUED)
     27,580 World Fuel Services Corp.         $   1,068,449
    116,428 WPX Energy, Inc. (a)                  2,236,582
                                              -------------
                                                116,773,529
                                              -------------
            SEMICONDUCTORS &
               SEMICONDUCTOR EQUIPMENT
               -- 3.2%
    123,252 First Solar, Inc. (a)                 6,068,929
                                              -------------
            SPECIALTY RETAIL -- 3.0%
    178,930 CST Brands, Inc. (a)                  5,834,907
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       191,152,108
            (Cost $176,886,349)               -------------

            MONEY MARKET FUND -- 0.1%
    158,501 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (c)                     158,501
            (Cost $158,501)                   -------------


            COLLATERAL FOR SECURITIES ON LOAN
               -- 4.7%
            MONEY MARKET FUND -- 1.0%
  1,837,790 Goldman Sachs Financial Square
              Treasury Instruments Fund -
              Institutional Class -
              0.001% (c)                          1,837,790
            (Cost $1,837,790)

 PRINCIPAL
   VALUE
-----------
            REPURCHASE AGREEMENT -- 3.7%
$ 7,074,395 JPMorgan Chase & Co., 0.02% (c),
              dated 07/31/13, due 08/01/13,
              with a maturity value of
              $7,074,399. Collateralized by
              U.S. Treasury Note, interest
              rate of 2.375%, due 08/31/14.
              The value of the collateral
              including accrued interest is
              $7,216,784.                         7,074,395
            (Cost $7,074,395)                 -------------

            TOTAL COLLATERAL FOR SECURITIES
               ON LOAN - 4.7%                     8,912,185
            (Cost $8,912,185)                 -------------

            TOTAL INVESTMENTS -- 104.8%         200,222,794
            (Cost $185,957,035) (d)
            NET OTHER ASSETS AND
              LIABILITIES -- (4.8)%              (9,087,614)
                                              -------------
            NET ASSETS -- 100.0%              $ 191,135,180
                                              =============


                       See Notes to Financial Statements                 Page 29

FIRST TRUST ENERGY ALPHADEX(R) FUND - FXN

JULY 31, 2013

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $8,667,229 and the total value of the collateral held by the Fund is $8,912,185.

(c)   Interest rate shown reflects yield as of July 31, 2013.

(d) Aggregate cost for federal income tax purposes is $189,503,242. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $15,075,423 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,355,871.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $191,152,108   $        --   $      --
Money Market Funds       1,996,291            --          --
Repurchase Agreement            --     7,074,395          --
                      --------------------------------------
Total Investments     $193,148,399   $ 7,074,395   $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

Page 30                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND - FXO

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            CAPITAL MARKETS -- 11.2%
     18,102 Affiliated Managers Group,
               Inc. (a)                       $   3,264,696
    301,625 American Capital Ltd. (a)             4,120,197
     47,243 Ameriprise Financial, Inc.            4,204,627
    222,190 Ares Capital Corp.                    3,952,760
     81,747 Bank of New York Mellon (The)
               Corp.                              2,570,943
      5,769 BlackRock, Inc.                       1,626,627
    180,011 Charles Schwab (The) Corp.            3,976,443
     19,735 Eaton Vance Corp.                       798,675
    108,264 Federated Investors, Inc., Class B    3,142,904
     19,626 Goldman Sachs Group (The), Inc.       3,219,253
     23,330 Invesco Ltd.                            750,993
    101,201 LPL Financial Holdings, Inc.          3,851,710
     30,357 Morgan Stanley                          826,014
     12,817 Northern Trust Corp.                    750,307
     17,263 Raymond James Financial, Inc.           760,780
     52,180 SEI Investments Co.                   1,649,410
     22,759 State Street Corp.                    1,585,620
     10,137 T. Rowe Price Group, Inc.               762,708
     52,715 Waddell & Reed Financial, Inc.,
               Class A                            2,691,628
                                              -------------
                                                 44,506,295
                                              -------------
            COMMERCIAL BANKS -- 16.9%
    147,455 Associated Banc-Corp.                 2,497,888
     14,752 Bank of Hawaii Corp.                    820,801
     57,052 BankUnited, Inc.                      1,725,253
     67,678 BB&T Corp.                            2,415,428
     35,802 BOK Financial Corp.                   2,387,635
    407,426 CapitalSource, Inc.                   4,929,855
     15,908 CIT Group, Inc. (a)                     797,150
     23,410 City National Corp.                   1,627,697
     57,570 Comerica, Inc.                        2,449,028
     17,024 Commerce Bancshares, Inc.               776,805
     11,120 Cullen/Frost Bankers, Inc.              801,085
     53,953 East West Bancorp, Inc.               1,663,371
    164,393 Fifth Third Bancorp                   3,161,277
     15,443 First Citizens BancShares, Inc.,
               Class A                            3,235,309
    147,341 First Niagara Financial Group,
               Inc.                               1,575,075
     38,563 First Republic Bank                   1,665,536
    129,243 Fulton Financial Corp.                1,627,169
    376,566 Huntington Bancshares, Inc.           3,219,639
    207,699 KeyCorp                               2,552,621
     13,278 M&T Bank Corp.                        1,551,667
     40,693 PNC Financial Services Group, Inc.    3,094,703
     24,465 Popular, Inc. (a)                       804,899
    240,614 Regions Financial Corp.               2,408,546
     27,629 Signature Bank (a)                    2,529,435
     93,985 SunTrust Banks, Inc.                  3,269,738
  1,308,792 Synovus Financial Corp.               4,358,277
    104,637 TCF Financial Corp.                   1,594,668
     41,045 U.S. Bancorp                          1,531,799


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMERCIAL BANKS (CONTINUED)
    156,672 Valley National Bancorp           $   1,621,555
     55,562 Wells Fargo & Co.                     2,416,947
     79,394 Zions Bancorporation                  2,353,238
                                              -------------
                                                 67,464,094
                                              -------------
            CONSUMER FINANCE -- 2.6%
     39,685 American Express Co.                  2,927,563
     47,237 Capital One Financial Corp.           3,260,298
     48,138 Discover Financial Services           2,383,312
     64,900 SLM Corp.                             1,603,679
                                              -------------
                                                 10,174,852
                                              -------------
            DIVERSIFIED FINANCIAL
               SERVICES -- 7.4%
     57,681 Bank of America Corp.                   842,142
     81,946 CBOE Holdings, Inc.                   4,105,494
     30,934 Citigroup, Inc.                       1,612,899
      9,758 CME Group, Inc.                         721,897
    141,230 ING US, Inc. (a)                      4,395,078
     46,445 Interactive Brokers Group, Inc.,
               Class A                              752,409
      8,353 IntercontinentalExchange, Inc. (a)    1,524,005
     56,208 JPMorgan Chase & Co.                  3,132,472
    113,172 Leucadia National Corp.               3,036,405
     62,728 Moody's Corp.                         4,251,076
     44,602 MSCI, Inc. (a)                        1,563,300
     69,937 NASDAQ OMX Group (The), Inc.          2,265,959
     35,838 NYSE Euronext                         1,510,930
                                              -------------
                                                 29,714,066
                                              -------------
            INSURANCE -- 37.0%
     33,154 ACE Ltd.                              3,029,613
     39,453 Aflac, Inc.                           2,433,461
      7,736 Alleghany Corp. (a)                   3,124,416
     41,769 Allied World Assurance Co.
               Holdings AG                        3,953,436
     47,644 Allstate (The) Corp.                  2,428,891
     78,136 American Financial Group, Inc.        4,038,850
     85,489 American International Group,
               Inc. (a)                           3,890,604
     23,046 American National Insurance Co.       2,592,675
     35,640 Aon PLC                               2,405,700
     57,713 Arch Capital Group Ltd. (a)           3,125,159
     67,927 Arthur J. Gallagher & Co.             3,014,600
    103,040 Aspen Insurance Holdings Ltd.         3,862,970
     58,293 Assurant, Inc.                        3,157,149
    134,514 Assured Guaranty Ltd.                 2,910,883
     83,472 Axis Capital Holdings Ltd.            3,636,040
     20,491 Berkshire Hathaway, Inc.,
               Class B (a)                        2,374,292
     46,014 Brown & Brown, Inc.                   1,518,002
     27,082 Chubb (The) Corp.                     2,342,593
     32,318 Cincinnati Financial Corp.            1,583,582

                       See Notes to Financial Statements                 Page 31

FIRST TRUST FINANCIALS ALPHADEX(R) FUND - FXO

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            INSURANCE (CONTINUED)
     70,299 CNA Financial Corp.               $   2,496,317
     74,268 Endurance Specialty Holdings Ltd.     3,908,725
     28,763 Erie Indemnity Co., Class A           2,311,682
     29,796 Everest Re Group, Ltd.                3,978,660
    160,511 Fidelity National Financial, Inc.,
               Class A                            3,929,309
    130,037 Genworth Financial, Inc.,
               Class A (a)                        1,689,181
     60,663 Hanover Insurance Group,
               (The), Inc.                        3,265,489
     24,002 Hartford Financial Services
               Group (The), Inc.                    740,702
     68,835 HCC Insurance Holdings, Inc.          3,065,223
     43,313 Kemper Corp.                          1,513,789
     81,364 Lincoln National Corp.                3,390,438
     16,715 Loews Corp.                             761,368
      1,396 Markel Corp. (a)                        739,880
     37,160 Marsh & McLennan Cos., Inc.           1,555,889
    287,121 MBIA, Inc. (a)                        3,876,133
     33,755 Mercury General Corp.                 1,491,971
     16,206 MetLife, Inc.                           784,695
     42,205 PartnerRe Ltd.                        3,779,036
     39,610 Principal Financial Group, Inc.       1,717,490
     73,269 ProAssurance Corp.                    3,922,090
    116,738 Progressive (The) Corp.               3,036,355
     77,260 Protective Life Corp.                 3,347,676
     52,331 Prudential Financial, Inc.            4,132,579
     55,291 Reinsurance Group of America, Inc.    3,764,764
     44,025 RenaissanceRe Holdings Ltd.           3,828,854
     60,054 StanCorp Financial Group, Inc.        3,188,267
     35,192 Torchmark Corp.                       2,501,447
     37,125 Travelers (The) Cos., Inc.            3,101,794
    101,038 Unum Group                            3,196,842
    105,810 Validus Holdings Ltd.                 3,748,848
     72,616 W. R. Berkley Corp.                   3,076,740
      5,166 White Mountains Insurance
              Group Ltd.                          3,089,268
     97,869 XL Group PLC                          3,068,193
                                              -------------
                                                147,422,610
                                              -------------
            IT SERVICES -- 9.0%
     21,101 Alliance Data Systems Corp. (a)       4,173,356
     86,262 Broadridge Financial Solutions,
               Inc.                               2,496,422
    128,070 CoreLogic, Inc. (a)                   3,573,153
     53,527 Fidelity National Information
               Services, Inc.                     2,310,225
      8,485 Fiserv, Inc. (a)                        816,596
     47,013 FleetCor Technologies, Inc. (a)       4,220,357
     16,021 Global Payments, Inc.                   741,933
     31,477 Jack Henry & Associates, Inc.         1,520,339
    118,126 Lender Processing Services, Inc.      3,860,358
      2,573 MasterCard, Inc., Class A             1,571,100
    121,217 Total System Services, Inc.           3,322,558


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            IT SERVICES (CONTINUED)
    138,469 Vantiv, Inc., Class A (a)         $   3,612,656
     12,543 Visa, Inc., Class A                   2,220,236
     86,708 Western Union Co.                     1,557,276
                                              -------------
                                                 35,996,565
                                              -------------
            MEDIA -- 1.6%
     29,547 Morningstar, Inc.                     2,252,072
    117,328 Thomson Reuters Corp.                 3,992,672
                                              -------------
                                                  6,244,744
                                              -------------
            PROFESSIONAL SERVICES -- 1.0%
     23,520 Dun & Bradstreet (The) Corp.          2,437,377
     25,177 Equifax, Inc.                         1,591,942
                                              -------------
                                                  4,029,319
                                              -------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 7.9%
     11,287 Alexandria Real Estate Equities,
               Inc.                                 773,160
     99,754 American Capital Agency Corp.         2,247,458
    304,025 Annaly Capital Management, Inc.       3,623,978
     24,688 Apartment Investment &
               Management Co., Class A              725,333
    247,282 Chimera Investment Corp.                736,900
     32,094 CommonWealth REIT                       740,409
     37,764 Equity Lifestyle Properties, Inc.     1,453,536
     54,691 Extra Space Storage, Inc.             2,299,757
    120,429 Hatteras Financial Corp.              2,419,419
     16,336 HCP, Inc.                               716,660
     28,226 Hospitality Properties Trust            804,159
    351,165 MFA Financial, Inc.                   2,802,297
     21,576 National Retail Properties, Inc.        754,944
     73,925 OMEGA Healthcare Investors, Inc.      2,353,033
     41,490 Piedmont Office Realty Trust,
               Inc., Class A                        750,554
     13,387 Rayonier, Inc.                          782,336
     28,609 Senior Housing Properties Trust         719,516
     92,645 Starwood Property Trust, Inc.         2,353,183
    289,499 Two Harbors Investment Corp.          2,903,675
     10,691 Ventas, Inc.                            702,826
     26,047 Weyerhaeuser Co.                        739,735
                                              -------------
                                                 31,402,868
                                              -------------
            REAL ESTATE MANAGEMENT &
               DEVELOPMENT -- 1.1%
     98,165 CBRE Group, Inc., Class A (a)         2,274,483
     16,270 Jones Lang LaSalle, Inc.              1,481,058
     35,248 St. Joe (The) Co. (a)                   799,425
                                              -------------
                                                  4,554,966
                                              -------------
            SOFTWARE -- 0.4%
     14,551 FactSet Research Systems, Inc.        1,588,678
                                              -------------
            THRIFTS & MORTGAGE
               FINANCE -- 3.9%
     80,985 Hudson City Bancorp, Inc.               774,217

Page 32                See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND - FXO

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            THRIFTS & MORTGAGE FINANCE
               (CONTINUED)
    102,081 Nationstar Mortgage Holdings,
              Inc. (a)                        $   4,724,309
    163,787 New York Community Bancorp, Inc.      2,484,649
     92,708 Ocwen Financial Corp. (a)             4,414,755
     99,571 People's United Financial, Inc.       1,493,565
     78,582 Washington Federal, Inc.              1,709,158
                                              -------------
                                                 15,600,653
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       398,699,710
            (Cost $354,413,871)

            MONEY MARKET FUND -- 0.1%
    320,331 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                     320,331
            (Cost $320,331)                   -------------

            TOTAL INVESTMENTS -- 100.1%         399,020,041
            (Cost $354,734,202) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (200,241)
                                              -------------
            NET ASSETS -- 100.0%              $ 398,819,800
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $357,215,689. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $44,440,553 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $2,636,201.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $398,699,710   $      --     $      --
Money Market Fund          320,331          --            --
                      --------------------------------------
Total Investments     $399,020,041   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

See Notes to Financial Statements                 Page 33

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND - FXH

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            BIOTECHNOLOGY -- 18.5%
    760,914 Alkermes PLC (a)                  $  25,551,492
     41,307 Amgen, Inc.                           4,473,135
     75,706 Biogen Idec, Inc. (a)                16,513,750
     72,999 BioMarin Pharmaceutical, Inc. (a)     4,719,385
    104,540 Celgene Corp. (a)                    15,352,744
    168,680 Cubist Pharmaceuticals, Inc. (a)     10,513,824
    318,174 Gilead Sciences, Inc. (a)            19,551,792
    185,175 Incyte Corp. Ltd. (a)                 4,334,947
    151,607 Myriad Genetics, Inc. (a)             4,498,180
     51,250 Pharmacyclics, Inc. (a)               5,567,288
     97,067 Regeneron Pharmaceuticals,
               Inc. (a)                          26,213,914
    129,488 Seattle Genetics, Inc. (a)            5,246,854
    317,170 Theravance, Inc. (a)                 12,230,075
    247,556 United Therapeutics Corp. (a)        18,527,091
    101,992 Vertex Pharmaceuticals, Inc. (a)      8,138,962
                                              -------------
                                                181,433,433
                                              -------------
            HEALTH CARE EQUIPMENT &
               SUPPLIES -- 17.4%
    625,638 Abbott Laboratories                  22,917,120
    498,799 Alere, Inc. (a)                      16,659,887
     82,443 Becton, Dickinson & Co.               8,550,988
    221,104 CareFusion Corp. (a)                  8,527,981
    136,872 Cooper (The) Cos., Inc.              17,430,649
    194,478 Covidien PLC                         11,985,679
    198,883 DENTSPLY International, Inc.          8,528,103
    483,773 Hill-Rom Holdings, Inc.              17,933,465
    237,429 Medtronic, Inc.                      13,115,578
     90,271 ResMed, Inc.                          4,301,413
    178,533 St. Jude Medical, Inc.                9,353,344
    125,949 Stryker Corp.                         8,874,367
     52,567 Teleflex, Inc.                        4,175,397
    217,444 Zimmer Holdings, Inc.                18,152,225
                                              -------------
                                                170,506,196
                                              -------------
            HEALTH CARE PROVIDERS &
               SERVICES -- 35.8%
    343,444 Aetna, Inc.                          22,038,802
    390,878 AmerisourceBergen Corp.              22,776,461
    308,116 Brookdale Senior Living, Inc. (a)     8,972,338
    258,926 Cardinal Health, Inc.                12,969,603
     83,595 Catamaran Corp. (a)                   4,413,816
    301,040 Cigna Corp.                          23,429,943
    465,506 Community Health Systems, Inc.       21,441,206
    101,145 DaVita HealthCare Partners,
               Inc. (a)                          11,774,289
    264,131 Express Scripts Holding Co. (a)      17,313,787
    225,926 HCA Holdings, Inc.                    8,811,114
  1,388,185 Health Management Associates,
               Inc., Class A (a)                 18,712,734
    128,030 Health Net, Inc. (a)                  3,926,680
    127,636 Henry Schein, Inc. (a)               13,252,446
    258,621 Humana, Inc.                         23,601,753


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            HEALTH CARE PROVIDERS & SERVICES
               (CONTINUED)
     40,683 Laboratory Corp. of America
               Holdings (a)                   $   3,935,673
    333,635 LifePoint Hospitals, Inc. (a)        16,401,497
    106,750 McKesson Corp.                       13,093,955
    133,422 MEDNAX, Inc. (a)                     12,997,971
     85,372 Omnicare, Inc.                        4,506,788
    134,353 Quest Diagnostics, Inc.               7,834,123
    473,379 Tenet Healthcare Corp. (a)           21,136,372
    248,850 UnitedHealth Group, Inc.             18,128,723
    243,347 Universal Health Services, Inc.,
               Class B                           17,022,123
    266,630 WellPoint, Inc.                      22,812,863
                                              -------------
                                                351,305,060
                                              -------------
            HEALTH CARE TECHNOLOGY -- 0.8%
    169,578 Cerner Corp. (a)                      8,309,322
                                              -------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 10.3%
    108,907 Bio-Rad Laboratories, Inc.,
               Class A (a)                       13,285,565
    198,575 Charles River Laboratories
               International, Inc. (a)            9,043,106
    213,993 Covance, Inc. (a)                    17,654,423
    291,609 Illumina, Inc. (a)                   23,276,230
    220,179 Life Technologies Corp. (a)          16,425,353
    409,209 QIAGEN N.V. (a)                       8,552,468
     58,972 Techne Corp.                          4,348,595
     96,274 Thermo Fisher Scientific, Inc.        8,771,524
                                              -------------
                                                101,357,264
                                              -------------
            PHARMACEUTICALS -- 17.2%
    172,891 Actavis, Inc. (a)                    23,214,075
     91,162 Bristol-Myers Squibb Co.              3,941,845
    331,738 Eli Lilly & Co.                      17,618,605
    442,906 Endo Health Solutions, Inc. (a)      17,034,165
    317,521 Jazz Pharmaceuticals PLC (a)         23,976,011
     94,894 Johnson & Johnson                     8,872,589
    263,104 Merck & Co., Inc.                    12,673,720
    393,818 Mylan, Inc. (a)                      13,216,532
     33,664 Perrigo Co.                           4,187,465
    436,276 Pfizer, Inc.                         12,752,347
    246,307 Salix Pharmaceuticals Ltd. (a)       18,202,087
    614,698 Warner Chilcott PLC, Class A         13,099,214
                                              -------------
                                                168,788,655
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       981,699,930
            (Cost $841,476,044)

Page 34                   See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND - FXH

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MONEY MARKET FUND -- 0.1%
    706,172 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)               $     706,172
            (Cost $706,172)                   -------------

            TOTAL INVESTMENTS -- 100.1%         982,406,102
            (Cost $842,182,216) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (840,352)
                                              -------------
            NET ASSETS -- 100.0%              $ 981,565,750
                                              =============


(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $850,482,654. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $132,287,498 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $364,050.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $981,699,930   $      --     $      --
Money Market Fund          706,172          --            --
                      --------------------------------------
Total Investments     $982,406,102   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 35

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND - FXR

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 18.8%
     44,139 Alliant Techsystems, Inc.         $   4,109,341
     57,609 B/E Aerospace, Inc. (a)               4,015,924
     35,475 Boeing (The) Co.                      3,728,423
    200,781 Exelis, Inc.                          2,967,543
     27,482 Honeywell International, Inc.         2,280,456
     64,341 Huntington Ingalls Industries,
               Inc.                               4,000,724
     32,293 L-3 Communications Holdings, Inc.     3,008,093
     20,103 Lockheed Martin Corp.                 2,414,772
     43,889 Northrop Grumman Corp.                4,040,421
     32,977 Raytheon Co.                          2,369,068
     10,916 Rockwell Collins, Inc.                  776,892
    128,900 Spirit AeroSystems Holdings,
               Inc., Class A (a)                  3,268,904
     83,701 Textron, Inc.                         2,291,733
      5,115 TransDigm Group, Inc.                   739,578
     34,981 Triumph Group, Inc.                   2,744,609
      7,448 United Technologies Corp.               786,285
                                              -------------
                                                 43,542,766
                                              -------------
            AIR FREIGHT & LOGISTICS -- 1.3%
     28,087 FedEx Corp.                           2,977,222
                                              -------------
            AIRLINES -- 6.5%
     53,246 Alaska Air Group, Inc. (a)            3,257,058
     27,715 Copa Holdings SA, Class A             3,857,097
    194,228 Delta Air Lines, Inc. (a)             4,123,460
    169,155 Southwest Airlines Co.                2,339,414
     44,244 United Continental Holdings,
               Inc. (a)                           1,541,903
                                              -------------
                                                 15,118,932
                                              -------------
            AUTO COMPONENTS -- 1.6%
    157,453 Allison Transmission Holdings,
               Inc.                               3,741,083
                                              -------------
            BUILDING PRODUCTS -- 0.7%
     38,158 A.O. Smith Corp.                      1,576,688
                                              -------------
            COMMERCIAL SERVICES &
               SUPPLIES -- 7.7%
     69,480 ADT (The) Corp.                       2,784,758
     30,399 Cintas Corp.                          1,444,257
     34,575 Covanta Holding Corp.                   719,506
     47,152 Pitney Bowes, Inc.                      778,480
    259,387 R.R. Donnelley & Sons Co.             4,925,759
     64,243 Republic Services, Inc.               2,178,480
     26,726 Rollins, Inc.                           681,513
      6,268 Stericycle, Inc. (a)                    726,712
     67,301 Waste Connections, Inc.               2,911,441
     17,163 Waste Management, Inc.                  721,361
                                              -------------
                                                 17,872,267
                                              -------------
            COMPUTERS & PERIPHERALS -- 1.5%
     90,571 Lexmark International, Inc.,
               Class A                            3,395,507
                                              -------------
            CONSTRUCTION & ENGINEERING
               -- 6.0%
     87,096 AECOM Technology Corp. (a)            2,952,554


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CONSTRUCTION & ENGINEERING
               (CONTINUED)
     60,912 Chicago Bridge & Iron Co. N.V.    $   3,629,137
     11,671 Fluor Corp.                             730,138
     25,111 Jacobs Engineering Group, Inc. (a)    1,486,571
     52,320 Quanta Services, Inc. (a)             1,402,699
     76,959 URS Corp.                             3,578,594
                                              -------------
                                                 13,779,693
                                              -------------
            CONTAINERS & PACKAGING -- 1.0%
     50,992 Avery Dennison Corp.                  2,280,872
                                              -------------
            ELECTRICAL EQUIPMENT -- 3.1%
     72,607 Babcock & Wilcox (The) Co.            2,217,418
     10,518 Eaton Corp. PLC                         725,216
     12,691 Emerson Electric Co.                    778,847
      6,992 Hubbell, Inc., Class B                  750,591
     42,702 Regal-Beloit Corp.                    2,761,965
                                              -------------
                                                  7,234,037
                                              -------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 0.7%
     51,330 FLIR Systems, Inc.                    1,666,685
                                              -------------
            ENERGY EQUIPMENT &
               SERVICES -- 1.2%
     48,600 Tidewater, Inc.                       2,866,914
                                              -------------
            INDUSTRIAL CONGLOMERATES -- 2.3%
      6,330 3M Co.                                  743,332
     34,993 Carlisle Cos., Inc.                   2,370,426
     21,870 Danaher Corp.                         1,472,726
     29,849 General Electric Co.                    727,420
                                              -------------
                                                  5,313,904
                                              -------------
            IT SERVICES -- 3.1%
     40,209 Automatic Data Processing, Inc.       2,898,667
    125,455 Booz Allen Hamilton Holding Corp.     2,682,228
     71,953 Genpact Ltd.                          1,467,121
                                              -------------
                                                  7,048,016
                                              -------------
            LIFE SCIENCES TOOLS &
               SERVICES -- 1.0%
     50,992 Agilent Technologies, Inc.            2,280,872
                                              -------------
            MACHINERY -- 26.1%
     72,405 AGCO Corp.                            4,072,781
     26,432 Caterpillar, Inc.                     2,191,477
     87,230 CNH Global N.V.                       4,098,938
     69,737 Colfax Corp. (a)                      3,700,943
     46,208 Crane Co.                             2,814,067
     20,103 Cummins, Inc.                         2,436,282
     17,826 Dover Corp.                           1,526,619
     12,816 Flowserve Corp.                         726,411
     34,495 Graco, Inc.                           2,407,061
     12,864 IDEX Corp.                              767,338
     31,522 Illinois Tool Works, Inc.             2,270,845
     24,935 Ingersoll-Rand PLC                    1,522,282

Page 36                See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND - FXR

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            MACHINERY (CONTINUED)
    123,564 ITT Corp.                         $   3,860,139
     74,882 Joy Global Inc.                       3,706,659
     93,588 Kennametal, Inc.                      4,056,104
     12,086 Lincoln Electric Holdings, Inc.         713,557
     77,297 Manitowoc (The) Co., Inc.             1,586,907
     19,974 Nordson Corp.                         1,441,324
     72,920 Oshkosh Corp. (a)                     3,268,274
     25,799 PACCAR, Inc.                          1,451,710
     14,511 Parker Hannifin Corp.                 1,498,696
     15,489 Snap-on, Inc.                         1,469,132
     26,319 Terex Corp. (a)                         775,884
     94,537 Trinity Industries, Inc.              3,721,922
     51,820 Wabtec Corp.                          3,008,669
     51,388 Xylem, Inc.                           1,281,103
                                              -------------
                                                 60,375,124
                                              -------------
            MARINE -- 0.6%
     17,405 Kirby Corp. (a)                       1,470,026
                                              -------------
            OFFICE ELECTRONICS -- 2.3%
    400,662 Xerox Corp.                           3,886,421
     31,869 Zebra Technologies Corp.,
               Class A  (a)                       1,471,392
                                              -------------
                                                  5,357,813
                                              -------------
            PROFESSIONAL SERVICES -- 0.6%
     16,895 Towers Watson & Co., Class A          1,423,066
                                              -------------
            REAL ESTATE INVESTMENT
               TRUSTS -- 1.5%
    107,293 Corrections Corp. of America          3,546,034
                                              -------------
            ROAD & RAIL -- 7.3%
     71,067 Con-way, Inc.                         2,945,727
     94,023 CSX Corp.                             2,332,711
      8,159 Genesee & Wyoming, Inc.,
               Class A (a)                          731,536
      9,582 J.B. Hunt Transport Services, Inc.      717,979
      6,533 Kansas City Southern                    703,931
     38,111 Norfolk Southern Corp.                2,788,201
     66,525 Old Dominion Freight Line,
               Inc. (a)                           2,905,812
     35,868 Ryder System, Inc.                    2,218,077
      8,973 Union Pacific Corp.                   1,423,028
                                              -------------
                                                 16,767,002
                                              -------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 5.1%
    100,354 Air Lease Corp.                       2,797,869
     45,971 GATX Corp.                            2,076,970
     27,738 United Rentals, Inc. (a)              1,589,942
     10,979 W.W. Grainger, Inc.                   2,878,035
     32,084 WESCO International, Inc. (a)         2,431,326
                                              -------------
                                                 11,774,142
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            TOTAL COMMON STOCKS -- 100.0%     $ 231,408,665
            (Cost $205,665,351)

            MONEY MARKET FUND -- 0.1%
    192,048 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                     192,048
            (Cost $192,048)                   -------------

            TOTAL INVESTMENTS -- 100.1%         231,600,713
            (Cost $205,857,399) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (187,707)
                                              -------------
            NET ASSETS -- 100.0%              $ 231,413,006
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $207,456,555. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $24,735,863 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $591,705.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $231,408,665   $      --     $      --
Money Market Fund          192,048          --            --
                      --------------------------------------
Total Investments     $231,600,713   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 37

FIRST TRUST MATERIALS ALPHADEX(R) FUND - FXZ

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            AEROSPACE & DEFENSE -- 4.6%
    168,932 Hexcel Corp. (a)                  $   5,948,096
     25,454 Precision Castparts Corp.             5,643,661
                                              -------------
                                                 11,591,757
                                              -------------
            BUILDING PRODUCTS -- 4.3%
     89,128 Lennox International, Inc.            6,401,173
    147,568 Masco Corp.                           3,028,095
     36,801 Owens Corning, Inc. (a)               1,453,272
                                              -------------
                                                 10,882,540
                                              -------------
            CHEMICALS -- 34.6%
     51,824 Air Products & Chemicals, Inc.        5,630,159
     46,170 Albemarle Corp.                       2,863,002
    211,368 Cabot Corp.                           8,670,315
     46,120 CF Industries Holdings, Inc.          9,039,981
     44,704 Dow Chemical (The) Co.                1,566,428
     27,393 E.I. du Pont de Nemours & Co.         1,580,302
     67,782 Eastman Chemical Co.                  5,451,706
     67,524 Ecolab, Inc.                          6,221,661
     23,550 FMC Corp.                             1,558,068
    286,571 Huntsman Corp.                        5,164,010
     19,135 International Flavors &
               Fragrances, Inc.                   1,543,812
     71,620 LyondellBasell Industries N.V.,
               Class A                            4,921,010
    146,984 Mosaic (The) Co.                      6,039,573
     19,645 PPG Industries, Inc.                  3,151,844
     74,114 Rockwood Holdings, Inc.               5,019,741
     90,050 RPM International, Inc.               3,173,362
     29,770 Scotts Miracle-Gro (The) Co.,
               Class A                            1,495,943
     16,289 Sherwin-Williams (The) Co.            2,837,055
     17,898 Sigma-Aldrich Corp.                   1,495,557
     56,466 W.R. Grace & Co. (a)                  4,337,718
     49,226 Westlake Chemical Corp.               5,120,489
                                              -------------
                                                 86,881,736
                                              -------------
            CONSTRUCTION MATERIALS -- 1.7%
     43,401 Eagle Materials, Inc.                 2,928,699
     14,613 Martin Marietta Materials, Inc.       1,455,455
                                              -------------
                                                  4,384,154
                                              -------------
            CONTAINERS & PACKAGING
               -- 22.0%
     52,097 AptarGroup, Inc.                      3,041,944
     73,485 Bemis Co., Inc.                       3,026,847
     34,966 Crown Holdings, Inc. (a)              1,532,560
     90,098 Greif, Inc., Class A                  4,984,221
     84,322 MeadWestvaco Corp.                    3,115,698
    206,990 Owens-Illinois, Inc. (a)              6,157,952
    161,550 Packaging Corp. of America            8,689,774
     79,188 Rock Tenn Co., Class A                9,055,148
    330,242 Sealed Air Corp.                      8,995,792
     30,624 Silgan Holdings, Inc.                 1,477,302


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            CONTAINERS & PACKAGING (CONTINUED)
    137,273 Sonoco Products Co.               $   5,283,638
                                              -------------
                                                 55,360,876
                                              -------------
            MACHINERY -- 2.4%
    102,206 Timken (The) Co.                      5,970,874
                                              -------------
            METALS & MINING -- 24.4%
    735,579 Alcoa, Inc.                           5,847,853
    218,631 Allegheny Technologies, Inc.          6,027,657
    127,630 Carpenter Technology Corp.            6,672,496
    286,470 Freeport-McMoRan Copper &
               Gold, Inc.                         8,101,372
    264,086 Newmont Mining Corp.                  7,922,580
     66,392 Nucor Corp.                           3,105,818
    120,644 Reliance Steel & Aluminum Co.         8,469,209
     68,347 Royal Gold, Inc.                      3,532,856
    385,800 Steel Dynamics, Inc.                  6,003,048
    328,137 United States Steel Corp.             5,693,177
                                              -------------
                                                 61,376,066
                                              -------------
            PAPER & FOREST PRODUCTS -- 5.4%
    118,936 Domtar Corp.                          8,267,241
    107,100 International Paper Co.               5,174,001
                                              -------------
                                                 13,441,242
                                              -------------
            TRADING COMPANIES &
               DISTRIBUTORS -- 0.6%
     52,068 MRC Global, Inc. (a)                  1,396,464
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       251,285,709
            (Cost $234,771,703)

            MONEY MARKET FUND -- 0.0%
    133,308 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                     133,308
            (Cost $133,308)                   -------------

            TOTAL INVESTMENTS -- 100.0%         251,419,017
            (Cost $234,905,011) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (70,417)
                                              -------------
            NET ASSETS -- 100.0%              $ 251,348,600
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $237,500,053. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,020,800 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $9,101,836.

Page 38                See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND - FXZ

JULY 31, 2013

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $251,285,709   $      --     $      --
Money Market Fund          133,308          --            --
                      --------------------------------------
Total Investments     $251,419,017   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 39

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND - FXL

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            COMMUNICATIONS EQUIPMENT
               -- 7.9%
    686,517 Brocade Communications
               Systems, Inc. (a)              $   4,572,203
    162,666 Cisco Systems, Inc.                   4,156,116
    101,112 EchoStar Corp., Class A (a)           4,040,436
     80,295 Harris Corp.                          4,582,436
    137,490 JDS Uniphase Corp. (a)                2,016,978
     51,192 Juniper Networks, Inc. (a)            1,109,331
     17,126 Motorola Solutions, Inc.                939,019
     63,533 Riverbed Technology, Inc. (a)           993,656
                                              -------------
                                                 22,410,175
                                              -------------
            COMPUTERS & PERIPHERALS
               -- 13.2%
    119,219 3D Systems Corp. (a)                  5,630,713
     13,217 Apple, Inc.                           5,980,692
    235,217 Dell, Inc.                            2,980,199
    132,945 EMC Corp.                             3,476,512
    158,644 NCR Corp. (a)                         5,711,184
     52,332 NetApp, Inc.                          2,151,892
     51,390 SanDisk Corp. (a)                     2,832,617
     37,501 Stratasys Ltd. (a)                    3,324,464
     84,289 Western Digital Corp.                 5,426,526
                                              -------------
                                                 37,514,799
                                              -------------
            ELECTRONIC EQUIPMENT,
               INSTRUMENTS & COMPONENTS
               -- 16.0%
     40,289 Amphenol Corp., Class A               3,165,104
    131,338 Arrow Electronics, Inc. (a)           5,995,580
    155,763 Avnet, Inc. (a)                       5,867,592
    367,787 Corning, Inc.                         5,586,684
     93,881 Dolby Laboratories, Inc., Class A     3,087,746
    208,235 Ingram Micro, Inc., Class A (a)       4,754,005
     16,281 IPG Photonics Corp.                     991,513
    194,025 Jabil Circuit, Inc.                   4,460,635
    107,032 Molex, Inc.                           3,192,765
     83,976 Tech Data Corp. (a)                   4,311,328
    284,691 Vishay Intertechnology, Inc. (a)      4,096,703
                                              -------------
                                                 45,509,655
                                              -------------
            INTERNET & CATALOG RETAIL
               -- 1.4%
    465,217 Groupon, Inc. (a)                     4,121,823
                                              -------------
            INTERNET SOFTWARE & SERVICES
               -- 8.8%
     46,467 Akamai Technologies, Inc. (a)         2,193,242
    143,465 AOL, Inc.                             5,285,251
      4,492 Google, Inc., Class A (a)             3,987,099
     41,570 IAC/InterActiveCorp                   2,103,858
     22,180 LinkedIn Corp., Class A (a)           4,520,062
     22,136 Verisign, Inc. (a)                    1,058,986
    208,432 Yahoo!, Inc. (a)                      5,854,855
                                              -------------
                                                 25,003,353
                                              -------------

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            IT SERVICES -- 10.1%
    106,611 Amdocs Ltd.                       $   4,101,325
     90,346 Computer Sciences Corp.               4,305,890
     80,108 DST Systems, Inc.                     5,609,963
     55,105 Gartner, Inc. (a)                     3,306,851
     64,511 NeuStar, Inc., Class A (a)            3,617,777
    283,867 SAIC, Inc.                            4,340,327
    186,802 VeriFone Systems, Inc. (a)            3,562,314
                                              -------------
                                                 28,844,447
                                              -------------
            SEMICONDUCTORS & SEMICONDUCTOR
               EQUIPMENT -- 21.8%
    769,654 Advanced Micro Devices, Inc. (a)      2,901,596
     59,928 Altera Corp.                          2,131,040
     43,881 Analog Devices, Inc.                  2,165,966
    132,608 Applied Materials, Inc.               2,162,837
    134,500 Atmel Corp. (a)                       1,062,550
     84,011 Avago Technologies Ltd.               3,081,523
     58,568 Broadcom Corp., Class A               1,614,720
     81,956 Cree, Inc. (a)                        5,728,724
    143,272 Fairchild Semiconductor
               International, Inc. (a)            1,808,093
    145,916 Freescale Semiconductor Ltd. (a)      2,290,881
    216,091 Intel Corp.                           5,034,920
     56,348 KLA-Tencor Corp.                      3,303,683
     70,823 Lam Research Corp. (a)                3,485,908
    276,912 LSI Corp. (a)                         2,154,375
    268,163 Marvell Technology Group Ltd.         3,478,074
     26,540 Microchip Technology, Inc.            1,054,700
    373,029 NVIDIA Corp.                          5,382,808
    122,353 ON Semiconductor Corp. (a)            1,008,189
     47,745 Silicon Laboratories, Inc. (a)        1,864,920
    180,649 Skyworks Solutions, Inc. (a)          4,339,189
    225,063 Teradyne, Inc. (a)                    3,711,289
     28,354 Texas Instruments, Inc.               1,111,477
     24,957 Xilinx, Inc.                          1,165,242
                                              -------------
                                                 62,042,704
                                              -------------
            SOFTWARE -- 19.8%
    367,018 Activision Blizzard, Inc.             6,598,984
     43,397 Adobe Systems, Inc. (a)               2,051,810
     29,127 Autodesk, Inc. (a)                    1,030,805
     21,900 BMC Software, Inc. (a)                1,006,743
    138,121 CA, Inc.                              4,107,719
    136,546 Cadence Design Systems, Inc. (a)      1,990,841
     38,588 Concur Technologies, Inc. (a)         3,430,087
    172,149 Electronic Arts, Inc. (a)             4,496,532
     28,261 Informatica Corp. (a)                 1,078,722
     45,822 MICROS Systems, Inc. (a)              2,232,906
     57,262 Microsoft Corp.                       1,822,649
     57,052 NetSuite, Inc. (a)                    5,356,612
     53,790 Nuance Communications, Inc. (a)       1,009,100
     43,279 Rovi Corp. (a)                          975,076
    129,582 ServiceNow, Inc. (a)                  5,647,184
     17,765 Solera Holdings, Inc.                 1,011,006
    112,894 Splunk, Inc. (a)                      5,645,829

Page 40                See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND - FXL

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS (CONTINUED)
            SOFTWARE (CONTINUED)
     87,988 Symantec Corp.                    $   2,347,520
     87,837 Synopsys, Inc. (a)                    3,253,483
     46,194 TIBCO Software, Inc. (a)              1,152,078
                                              -------------
                                                 56,245,686
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 1.0%
     13,659 Crown Castle International
               Corp. (a)                            959,545
     26,673 SBA Communications Corp.,
               Class A (a)                        1,976,202
                                              -------------
                                                  2,935,747
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       284,628,389
            (Cost $252,086,358)

            MONEY MARKET FUND -- 0.1%
    251,364 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                     251,364
            (Cost $251,364)                   -------------

            TOTAL INVESTMENTS -- 100.1%         284,879,753
            (Cost $252,337,722) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- (0.1)%               (336,749)
                                              -------------
            NET ASSETS -- 100.0%              $ 284,543,004
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $256,260,373. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $31,961,030 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,341,650.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $284,628,389   $      --     $      --
Money Market Fund          251,364          --            --
                      --------------------------------------
Total Investments     $284,879,753   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 41

FIRST TRUST UTILITIES ALPHADEX(R) FUND - FXU

JULY 31, 2013

SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 100.0%
            DIVERSIFIED TELECOMMUNICATION
               SERVICES -- 8.9%
     84,554 AT&T, Inc.                        $   2,982,220
    211,605 CenturyLink, Inc.                     7,586,039
  1,477,603 Frontier Communications Corp.         6,442,349
     26,768 Verizon Communications, Inc.          1,324,481
                                              -------------
                                                 18,335,089
                                              -------------
            ELECTRIC UTILITIES -- 35.8%
    100,217 American Electric Power Co., Inc.     4,645,058
     44,357 Duke Energy Corp.                     3,149,347
    155,354 Edison International                  7,744,397
    107,372 Entergy Corp.                         7,247,610
     96,858 Exelon Corp.                          2,962,886
    120,199 FirstEnergy Corp.                     4,575,976
    331,843 Great Plains Energy, Inc.             8,027,282
     53,199 Hawaiian Electric Industries, Inc.    1,418,285
     14,769 ITC Holdings Corp.                    1,355,351
     32,026 Northeast Utilities                   1,422,275
    191,348 NV Energy, Inc.                       4,521,553
     39,451 OGE Energy Corp.                      1,475,468
    107,850 Pinnacle West Capital Corp.           6,352,365
    148,353 PPL Corp.                             4,713,175
     30,547 Southern (The) Co.                    1,369,728
    187,226 Westar Energy, Inc.                   6,288,921
    211,177 Xcel Energy, Inc.                     6,324,751
                                              -------------
                                                 73,594,428
                                              -------------
            GAS UTILITIES -- 7.0%
    104,751 AGL Resources, Inc.                   4,796,548
    109,345 Atmos Energy Corp.                    4,837,423
     23,221 National Fuel Gas Co.                 1,505,417
     76,544 UGI Corp.                             3,214,083
                                              -------------
                                                 14,353,471
                                              -------------
            INDEPENDENT POWER PRODUCERS &
               ENERGY TRADERS -- 3.7%
    280,178 NRG Energy, Inc.                      7,514,374
                                              -------------
            MULTI-UTILITIES -- 27.3%
     89,010 Alliant Energy Corp.                  4,714,860
     57,353 CenterPoint Energy, Inc.              1,423,502
    110,156 CMS Energy Corp.                      3,083,266
     51,349 Consolidated Edison, Inc.             3,075,805
     89,343 DTE Energy Co.                        6,316,550
    102,226 Integrys Energy Group, Inc.           6,419,793
    104,445 NiSource, Inc.                        3,208,550
     65,418 PG&E Corp.                            3,002,032
    183,218 Public Service Enterprise Group,
               Inc.                               6,190,936
     91,406 SCANA Corp.                           4,744,885
     16,441 Sempra Energy                         1,440,725
    348,156 TECO Energy, Inc.                     6,151,917
    132,642 Vectren Corp.                         4,910,407


SHARES      DESCRIPTION                               VALUE
-----------------------------------------------------------
            MULTI-UTILITIES (CONTINUED)
     32,829 Wisconsin Energy Corp.            $   1,427,405
                                              -------------
                                                 56,110,633
                                              -------------
            OIL, GAS & CONSUMABLE
               FUELS -- 4.2%
    143,163 Energen Corp.                         8,574,032
                                              -------------
            WATER UTILITIES -- 1.5%
     72,583 American Water Works Co., Inc.        3,097,842
                                              -------------
            WIRELESS TELECOMMUNICATION
               SERVICES -- 11.6%
  1,307,825 Sprint Corp. (a)                      7,794,637
    303,438 Telephone & Data Systems, Inc.        8,044,141
    203,848 United States Cellular Corp.          8,094,804
                                              -------------
                                                 23,933,582
                                              -------------
            TOTAL COMMON STOCKS -- 100.0%       205,513,451
            (Cost $199,958,068)

            MONEY MARKET FUND -- 0.0%
     76,072 Morgan Stanley Institutional
              Liquidity Fund - Treasury
              Portfolio - Institutional
              Class - 0.03% (b)                      76,072
            (Cost $76,072)                    -------------

            TOTAL INVESTMENTS -- 100.0%         205,589,523
            (Cost $200,034,140) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 0.0%                  (35,078)
                                              -------------
            NET ASSETS -- 100.0%              $ 205,554,445
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $202,543,194. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $6,625,166 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,578,837.

Page 42                See Notes to Financial Statements

FIRST TRUST UTILITIES ALPHADEX(R) FUND - FXU

JULY 31, 2013

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1       LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $205,513,451   $      --     $      --
Money Market Fund           76,072          --            --
                      --------------------------------------
Total Investments     $205,589,523   $      --     $      --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 43

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2013

                                                                      FIRST TRUST           FIRST TRUST
                                                                        CONSUMER              CONSUMER            FIRST TRUST
                                                                     DISCRETIONARY            STAPLES                ENERGY
                                                                    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                         (FXD)                 (FXG)                 (FXN)
                                                                  --------------------  --------------------  --------------------

ASSETS:
Investments, at value.............................................   $  753,254,586        $  657,989,179        $  200,222,794
Receivables:
      Capital shares sold.........................................        4,284,006             8,227,615                    --
      Investment securities sold..................................               --                    --                    --
      Dividends...................................................          232,354               523,659                60,603
      Securities lending income...................................            8,968                    --                 5,333
      Interest....................................................                9                     3                     3
      Reclaims....................................................               --                    --                    --
Prepaid expenses..................................................            6,102                 4,152                 1,670
                                                                     --------------        --------------        --------------
           TOTAL ASSETS...........................................      757,786,025           666,744,608           200,290,403
                                                                     --------------        --------------        --------------

LIABILITIES:
Due to custodian..................................................               33                    --                    --
Payables:
      Capital shares redeemed.....................................               --                    --                    --
      Investment securities purchased.............................        4,286,132             8,223,819                    --
      Collateral for securities on loan...........................       15,193,987                    --             8,912,185
      Investment advisory fees....................................          298,577               258,593                72,925
      Licensing fees..............................................          209,370               196,215                55,619
      Audit and tax fees..........................................           22,925                22,925                22,925
      Printing fees...............................................           22,911                18,697                 7,579
      Trustees' fees..............................................            2,220                 1,871                   771
Other liabilities.................................................          300,784               263,109                83,219
                                                                     --------------        --------------        --------------
           TOTAL LIABILITIES......................................       20,336,939             8,985,229             9,155,223
                                                                     --------------        --------------        --------------

NET ASSETS........................................................   $  737,449,086        $  657,759,379        $  191,135,180
                                                                     ==============        ==============        ==============

NET ASSETS CONSIST OF:
Paid-in capital...................................................   $  722,261,752        $  599,172,155        $  215,786,304
Par value.........................................................          256,000               198,000                84,500
Accumulated net investment income (loss)..........................               --               839,918                    --
Accumulated net realized gain (loss) on investments...............      (96,641,392)          (38,639,724)          (39,001,383)
Net unrealized appreciation (depreciation) on investments.........      111,572,726            96,189,030            14,265,759
                                                                     --------------        --------------        --------------

NET ASSETS........................................................   $  737,449,086        $  657,759,379        $  191,135,180
                                                                     ==============        ==============        ==============

NET ASSET VALUE, per share........................................   $        28.81        $        33.22               $ 22.62
                                                                     ==============        ==============        ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).........................       25,600,002            19,800,002             8,450,002
                                                                     ==============        ==============        ==============
Investments, at cost..............................................   $  641,681,860        $  561,800,149        $  185,957,035
                                                                     ==============        ==============        ==============
Securities on loan, at value......................................   $   14,850,723        $           --        $    8,667,229
                                                                     ==============        ==============        ==============

Page 44                See Notes to Financial Statements

                                                FIRST TRUST
    FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
     FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
  ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
       (FXO)                 (FXH)                 (FXR)                 (FXZ)                 (FXL)                 (FXU)
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $  399,020,041        $  982,406,102        $  231,600,713        $  251,419,017        $  284,879,753        $  205,589,523

        8,905,303             6,343,078                    --                    --                    --                    --
               --                    --             2,191,014             4,193,049                    --                    --
          218,341               270,769                74,707               252,303                 7,939               219,971
               --                    --                    --                    --                    --                    --
                1                    11                     5                     2                     3                     1
            3,290                    --                    --                    --                    --                    --
            1,988                 6,251                 1,311                 3,341                 2,620                 1,800
   --------------        --------------        --------------        --------------        --------------        --------------
      408,148,964           989,026,211           233,867,750           255,867,712           284,890,315           205,811,295
   --------------        --------------        --------------        --------------        --------------        --------------


               --                    --                    --                    --                    --                    --

               --                    --                    --             4,195,194                    --                    --
        8,896,282             6,345,026             2,184,282                    --                    --                    --
               --                    --                    --                    --                    --                    --
          143,036               385,270                81,877               100,395               116,067                81,365
          105,708               288,033                61,020                74,373                84,304                63,193
           22,925                22,925                22,925                22,925                22,925                22,925
           10,474                28,754                 7,392                10,946                 8,525                 7,943
            1,159                 2,803                   754                 1,047                 1,026                   854
          149,580               387,650                96,494               114,232               114,464                80,570
   --------------        --------------        --------------        --------------        --------------        --------------
        9,329,164             7,460,461             2,454,744             4,519,112               347,311               256,850
   --------------        --------------        --------------        --------------        --------------        --------------

   $  398,819,800        $  981,565,750        $  231,413,006        $  251,348,600        $  284,543,004        $  205,554,445
   ==============        ==============        ==============        ==============        ==============        ==============


   $  372,089,637        $  880,320,875        $  220,757,828        $  299,161,650        $  303,992,207        $  216,075,594
          201,500               230,500                96,000                90,000               109,550               100,000
          430,585                    --                89,526                94,234                    --               216,547
      (18,187,761)          (39,209,511)          (15,273,662)          (64,511,290)          (52,100,784)          (16,393,079)
       44,285,839           140,223,886            25,743,314            16,514,006            32,542,031             5,555,383
   --------------        --------------        --------------        --------------        --------------        --------------

   $  398,819,800        $  981,565,750        $  231,413,006        $  251,348,600        $  284,543,004        $  205,554,445
   ==============        ==============        ==============        ==============        ==============        ==============

   $        19.79        $        42.58        $        24.11        $        27.93        $        25.97        $        20.56
   ==============        ==============        ==============        ==============        ==============        ==============

       20,150,002            23,050,002             9,600,002             9,000,002            10,955,000            10,000,002
   ==============        ==============        ==============        ==============        ==============        ==============
   $  354,734,202        $  842,182,216        $  205,857,399        $  234,905,011        $  252,337,722        $  200,034,140
   ==============        ==============        ==============        ==============        ==============        ==============
   $           --        $           --        $           --        $           --        $           --        $           --
   ==============        ==============        ==============        ==============        ==============        ==============

                       See Notes to Financial Statements                Page 45

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2013

                                                                      FIRST TRUST           FIRST TRUST
                                                                        CONSUMER              CONSUMER            FIRST TRUST
                                                                     DISCRETIONARY            STAPLES                ENERGY
                                                                    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                         (FXD)                 (FXG)                 (FXN)
                                                                  --------------------  --------------------  --------------------

INVESTMENT INCOME:
Dividends.........................................................   $    9,867,083        $    9,543,946        $    2,017,395
Securities lending income (net of fees)...........................          325,565                    --               101,825
Interest..........................................................              141                   129                    33
Foreign tax withholding...........................................           (2,098)                   --                    --
                                                                     --------------        --------------        --------------
      Total investment income.....................................       10,190,691             9,544,075             2,119,253
                                                                     --------------        --------------        --------------

EXPENSES:
Investment advisory fees..........................................        2,688,286             2,301,501               695,785
Licensing fees....................................................          537,657               460,300               139,157
Accounting and administration fees................................          283,549               232,202                72,798
Legal fees........................................................           98,417                80,416                26,098
Custodian fees....................................................           67,207                57,538                17,395
Printing fees.....................................................           51,274                31,102                16,781
Trustees' fees and expenses.......................................           26,952                23,046                 9,888
Transfer agent fees...............................................           26,883                23,015                 6,958
Audit and tax fees................................................           25,063                24,675                23,544
Registration and filing fees......................................           22,332                14,865                 6,696
Listing fees......................................................            8,221                 8,221                 8,221
Other expenses....................................................           19,482                13,494                 4,324
                                                                     --------------        --------------        --------------
      Total expenses..............................................        3,855,323             3,270,375             1,027,645
      Less fees waived and expenses reimbursed by the
           investment advisor.....................................          (91,723)              (48,274)              (53,545)
                                                                     --------------        --------------        --------------
      Net expenses................................................        3,763,600             3,222,101               974,100
                                                                     --------------        --------------        --------------

NET INVESTMENT INCOME (LOSS)......................................        6,427,091             6,321,974             1,145,153
                                                                     --------------        --------------        --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.................................................       (6,424,231)          (13,538,480)           (8,628,209)
      In-kind redemptions.........................................       85,349,384            64,533,616            15,870,015
                                                                     --------------        --------------        --------------
Net realized gain (loss)..........................................       78,925,153            50,995,136             7,241,806

Net change in unrealized appreciation (depreciation) on
   investments....................................................     101,969,704            108,606,932            20,454,988
                                                                     --------------        --------------        --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)...........................      180,894,857           159,602,068            27,696,794
                                                                     --------------        --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS.............................................   $  187,321,948        $  165,924,042        $   28,841,947
                                                                     ==============        ==============        ==============

Page 46                See Notes to Financial Statements

                                                FIRST TRUST
    FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
     FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
  ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
       (FXO)                 (FXH)                 (FXR)                 (FXZ)                 (FXL)                 (FXU)
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $    6,518,877        $    7,613,585        $    3,507,212        $    4,922,805        $    2,599,367        $    6,990,068
               --                    --                    --                    --                    --                    --
               83                   310                    42                    65                    66                    48
           (6,934)                   --               (77,539)              (58,819)                   --                    --
   --------------        --------------        --------------        --------------        --------------        --------------
        6,512,026             7,613,895             3,429,715             4,864,051             2,599,433             6,990,116
   --------------        --------------        --------------        --------------        --------------        --------------


        1,242,408             3,581,367               728,725               992,410             1,052,938               825,661
          248,482               716,273               145,745               198,482               210,587               165,132
          127,761               363,489                75,481               101,674               107,823                84,831
           44,659               124,191                27,327                40,719                41,737                25,063
           31,060                89,534                18,218                24,810                26,323                20,641
           16,005                53,950                15,794                27,141                18,215                23,284
           14,579                34,034                 9,618                13,030                13,061                10,886
           12,424                35,814                 7,287                 9,924                10,529                 8,257
           23,974                25,605                23,448                23,653                24,013                23,668
            9,702                12,602                14,384                10,085                 3,271                (2,481)
            8,221                 8,221                 8,221                 8,221                 8,221                 8,221
            6,855                22,651                 3,700                 7,490                 8,207                 6,347
   --------------        --------------        --------------        --------------        --------------        --------------
        1,786,130             5,067,731             1,077,948             1,457,639             1,524,925             1,199,510

          (46,759)              (53,817)              (57,733)              (68,265)              (50,812)              (43,585)
   --------------        --------------        --------------        --------------        --------------        --------------
        1,739,371             5,013,914             1,020,215             1,389,374             1,474,113             1,155,925
   --------------        --------------        --------------        --------------        --------------        --------------

        4,772,655             2,599,981             2,409,500             3,474,677             1,125,320             5,834,191
   --------------        --------------        --------------        --------------        --------------        --------------



      (3,841,081)          (10,079,413)           (6,530,391)          (10,142,556)          (15,113,035)           (9,959,418)
       28,700,822           124,461,897            19,529,498            25,703,604            14,689,708            15,135,719
   --------------        --------------        --------------        --------------        --------------        --------------
       24,859,741           114,382,484            12,999,107            15,561,048             (423,327)             5,176,301


       52,303,286           132,932,259            29,434,638            23,721,384            41,633,943             7,148,344
   --------------        --------------        --------------        --------------        --------------        --------------

       77,163,027           247,314,743            42,433,745            39,282,432            41,210,616            12,324,645
   --------------        --------------        --------------        --------------        --------------        --------------

   $   81,935,682        $  249,914,724        $   44,843,245        $   42,757,109        $   42,335,936        $   18,158,836
   ==============        ==============        ==============        ==============        ==============        ==============

                       See Notes to Financial Statements                 Page 47

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FIRST TRUST                         FIRST TRUST
                                                                    CONSUMER DISCRETIONARY                 CONSUMER STAPLES
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                                            (FXD)                               (FXG)
                                                              ----------------------------------  ----------------------------------
                                                                For the Year      For the Year      For the Year      For the Year
                                                                   Ended             Ended             Ended             Ended
                                                                 7/31/2013         7/31/2012         7/31/2013         7/31/2012
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:
   Net investment income (loss)..............................   $   6,427,091     $   4,076,558     $   6,321,974     $   5,611,803
   Net realized gain (loss)..................................      78,925,153       (24,028,002)       50,995,136       (13,266,044)
   Net change in unrealized appreciation (depreciation)......     101,969,704       (18,367,325)      108,606,932       (10,541,678)
                                                                -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from operations........................................     187,321,948       (38,318,769)      165,924,042       (18,195,919)
                                                                -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................      (6,565,880)       (4,016,850)       (8,022,796)       (3,136,681)
                                                                -------------     -------------     -------------     -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.................................     574,167,499       427,447,196       557,832,310       482,407,690
   Cost of shares redeemed...................................    (442,212,984)     (585,968,809)     (405,714,279)     (363,115,605)
                                                                -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..........................     131,954,515      (158,521,613)      152,118,031       119,292,085
                                                                -------------     -------------     -------------     -------------

   Total increase (decrease) in net assets...................     312,710,583      (200,857,232)      310,019,277        97,959,485

NET ASSETS:
   Beginning of period.......................................     424,738,503       625,595,735       347,740,102       249,780,617
                                                                -------------     -------------     -------------     -------------
   End of period.............................................   $ 737,449,086     $ 424,738,503     $ 657,759,379     $ 347,740,102
                                                                =============     =============     =============     =============

   Accumulated net investment income (loss)
      at end of period.......................................   $          --     $      59,708     $     839,918     $   2,540,740
                                                                =============     =============     =============     =============

CHANGES IN SHARES OUTSTANDING:
   Shares outstanding, beginning of period...................      20,700,002        29,300,002        14,800,002        10,200,002
   Shares sold...............................................      22,400,000        20,300,000        19,100,000        19,850,000
   Shares redeemed...........................................     (17,500,000)      (28,900,000)      (14,100,000)      (15,250,000)
                                                                -------------     -------------     -------------     -------------
   Shares outstanding, end of period.........................      25,600,002        20,700,002        19,800,002        14,800,002
                                                                =============     =============     =============     =============

Page 48                See Notes to Financial Statements

               FIRST TRUST                                 FIRST TRUST                                 FIRST TRUST
                  ENERGY                                    FINANCIALS                                 HEALTH CARE
             ALPHADEX(R) FUND                            ALPHADEX(R) FUND                            ALPHADEX(R) FUND
                  (FXN)                                       (FXO)                                       (FXH)
------------------------------------------  ------------------------------------------  ------------------------------------------
    For the Year          For the Year          For the Year          For the Year          For the Year          For the Year
       Ended                 Ended                 Ended                 Ended                 Ended                 Ended
     7/31/2013             7/31/2012             7/31/2013             7/31/2012             7/31/2013             7/31/2012
--------------------  --------------------  --------------------  --------------------  --------------------  --------------------


   $    1,145,153             $ 623,357           $ 4,772,655           $ 1,991,493       $     2,599,981             $ 335,598
        7,241,806           (26,941,295)           24,859,741            (2,773,100)          114,382,484            17,372,983
       20,454,988           (10,797,382)           52,303,286              (617,081)          132,932,259            19,725,231
   --------------        --------------        --------------        --------------        --------------        --------------

       28,841,947           (37,115,320)           81,935,682            (1,398,688)          249,914,724            37,433,812
   --------------        --------------        --------------        --------------        --------------        --------------


       (1,239,920)             (599,560)           (4,650,925)           (1,798,590)           (2,637,525)             (309,400)
   --------------        --------------        --------------        --------------        --------------        --------------


      162,435,001            90,742,748           320,449,273           292,002,782           852,551,869           791,273,324
     (121,966,947)          (98,573,157)         (207,283,291)         (180,815,948)         (650,711,458)         (537,084,946)
   --------------        --------------        --------------        --------------        --------------        --------------

       40,468,054            (7,830,409)          113,165,982           111,186,834           201,840,411           254,188,378
   --------------        --------------        --------------        --------------        --------------        --------------

       68,070,081           (45,545,289)          190,450,739           107,989,556           449,117,610           291,312,790


      123,065,099           168,610,388           208,369,061           100,379,505           532,448,140           241,135,350
   --------------        --------------        --------------        --------------        --------------        --------------
   $  191,135,180        $  123,065,099        $  398,819,800        $  208,369,061        $  981,565,750        $  532,448,140
   ==============        ==============        ==============        ==============        ==============        ==============


   $           --        $           --        $      430,585        $      316,338        $           --        $       26,198
   ==============        ==============        ==============        ==============        ==============        ==============


        6,650,002             7,100,002            14,400,002             7,150,002            17,750,002             8,450,002
        7,750,000             4,850,000            18,000,000            19,750,000            22,850,000            27,850,000
       (5,950,000)           (5,300,000)          (12,250,000)          (12,500,000)          (17,550,000)          (18,550,000)
   --------------        --------------        --------------        --------------        --------------        --------------
        8,450,002             6,650,002            20,150,002            14,400,002            23,050,002            17,750,002
   ==============        ==============        ==============        ==============        ==============        ==============

                       See Notes to Financial Statements                 Page 49

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         FIRST TRUST                         FIRST TRUST
                                                                INDUSTRIALS/PRODUCER DURABLES                 MATERIALS
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                                            (FXR)                               (FXZ)
                                                              ----------------------------------  ----------------------------------
                                                                For the Year      For the Year      For the Year      For the Year
                                                                   Ended             Ended             Ended             Ended
                                                                 7/31/2013         7/31/2012         7/31/2013         7/31/2012
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:
   Net investment income (loss)..............................   $   2,409,500     $     532,354$        3,474,677     $   2,274,712
   Net realized gain (loss)..................................      12,999,107         3,799,553        15,561,048       (51,461,959)
   Net change in unrealized appreciation (depreciation)......      29,434,638        (3,722,400)       23,721,384       (30,518,299)
                                                                -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from operations........................................      44,843,245           609,507        42,757,109       (79,705,546)
                                                                -------------     -------------     -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.....................................      (2,354,116)         (551,615)       (3,702,141)       (2,166,181)
                                                                -------------     -------------     -------------     -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.................................     301,850,431       192,935,848       319,209,075       155,484,105
   Cost of shares redeemed...................................    (216,802,331)     (155,030,583)     (251,604,817)     (517,472,100)
                                                                -------------     -------------     -------------     -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions..........................      85,048,100        37,905,265        67,604,258      (361,987,995)
                                                                -------------     -------------     -------------     -------------

   Total increase (decrease) in net assets...................     127,537,229        37,963,157       106,659,226      (443,859,722)

NET ASSETS:
   Beginning of period.......................................     103,875,777        65,912,620       144,689,374       588,549,096
                                                                -------------     -------------     -------------     -------------
   End of period.............................................   $ 231,413,006     $ 103,875,777     $ 251,348,600     $ 144,689,374
                                                                =============     =============     =============     =============

   Accumulated net investment income (loss)
      at end of period.......................................   $      89,526     $          --     $      94,234     $     160,246
                                                                =============     =============     =============     =============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period...................       5,850,002         3,650,002         6,350,002        24,300,002
   Shares sold...............................................      14,450,000        10,400,000        12,500,000         6,550,000
   Shares redeemed...........................................     (10,700,000)       (8,200,000)       (9,850,000)      (24,500,000)
                                                                -------------     -------------     -------------     -------------
   Shares outstanding, end of period.........................       9,600,002         5,850,002         9,000,002         6,350,002
                                                                =============     =============     =============     =============

Page 50                See Notes to Financial Statements

               FIRST TRUST                                 FIRST TRUST
               TECHNOLOGY                                   UTILITIES
            ALPHADEX(R) FUND                            ALPHADEX(R) FUND
                  (FXL)                                       (FXU)
-----------------------------------------   -----------------------------------------
    For the Year          For the Year          For the Year         For the Year
       Ended                 Ended                 Ended                 Ended
     7/31/2013             7/31/2012             7/31/2013             7/31/2012
--------------------  --------------------  --------------------  -------------------


   $    1,125,320        $    (117,217)        $    5,834,191        $    5,759,884
         (423,327)          (20,486,979)            5,176,301             6,128,537
       41,633,943             3,046,592             7,148,344            (1,314,630)
   --------------        --------------        --------------        --------------

       42,335,936           (17,557,604)           18,158,836            10,573,791
   --------------        --------------        --------------        --------------


       (1,084,523)             (124,254)           (5,802,666)           (5,735,711)
   --------------        --------------        --------------        --------------


      182,140,341           227,697,802           292,018,555           456,124,401
     (154,908,931)         (191,484,941)         (246,478,441)         (400,670,631)
   --------------        --------------        --------------        --------------

       27,231,410            36,212,861            45,540,114            55,453,770
   --------------        --------------        --------------        --------------

       68,482,823            18,531,003            57,896,284            60,291,850


      216,060,181           197,529,178           147,658,161            87,366,311
   --------------        --------------        --------------        --------------
   $  284,543,004        $  216,060,181        $  205,554,445        $  147,658,161
   ==============        ==============        ==============        ==============


   $           --        $      (96,141)       $      216,547        $      185,022
   ==============        ==============        ==============        ==============


       10,305,000             9,055,000             8,050,002             4,950,002
        7,700,000            10,450,000            15,150,000            25,950,000
       (7,050,000)           (9,200,000)          (13,200,000)          (22,850,000)
   --------------        --------------        --------------        --------------
       10,955,000            10,305,000            10,000,002             8,050,002
   ==============        ==============        ==============        ==============

                       See Notes to Financial Statements                 Page 51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND -- FXD

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  20.52       $  21.35        $  15.91        $  12.77        $  14.19
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.29           0.18            0.08            0.06            0.10
Net realized and unrealized gain (loss)                    8.29          (0.84)           5.44            3.14           (1.42)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           8.58          (0.66)           5.52            3.20           (1.32)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.29)         (0.17)          (0.08)          (0.06)          (0.10)
Return of capital                                            --             --              --           (0.00) (c)      (0.00) (c)
                                                       --------       --------        --------        --------        --------
Total distributions                                       (0.29)         (0.17)          (0.08)          (0.06)          (0.10)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  28.81       $  20.52        $  21.35        $  15.91        $  12.77
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          42.17%         (3.06)%         34.75%          25.08%          (9.12)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $737,449       $424,739        $625,596        $136,855        $  6,386
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.72%          0.72%           0.73%           0.86%           1.59%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.20%          0.84%           0.44%           0.47%           1.00%
Portfolio turnover rate (b)                                  99%            98%             90%            114%            133%


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND -- FXG

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  23.50       $  24.49        $  18.82        $  16.39        $  17.96
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.35           0.42            0.17            0.18            0.25
Net realized and unrealized gain (loss)                    9.85          (1.16)           5.68            2.43           (1.57)
                                                       --------       --------        --------        --------        --------
Total from investment operations                          10.20          (0.74)           5.85            2.61           (1.32)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.48)         (0.25)          (0.18)          (0.18)          (0.25)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  33.22       $  23.50        $  24.49        $  18.82        $  16.39
                                                       ========       ========        ========        ========        ========


TOTAL RETURN (a)                                          43.89%         (3.03)%         31.21%          15.97%          (7.14)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $657,759       $347,740        $249,781        $ 25,406        $  9,017
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.71%          0.74%           0.79%           0.98%           1.30%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.37%          1.97%           0.80%           1.18%           1.99%
Portfolio turnover rate (b)                                 107%           126%            108%             95%            145%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Amount represents less than $0.01 per share.


Page 52                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND -- FXN

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  18.51       $  23.75        $  16.05        $  13.62        $  23.85
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.23           0.14            0.10            0.06            0.03
Net realized and unrealized gain (loss)                    4.12          (5.25)           7.71            2.42          (10.23)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           4.35          (5.11)           7.81            2.48          (10.20)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.24)         (0.13)          (0.11)          (0.05)          (0.03)
Return of capital                                             --            --              --              --           (0.00) (c)
                                                       --------       --------        --------        --------        --------
Total distributions                                       (0.24)         (0.13)          (0.11)          (0.05)          (0.03)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  22.62       $  18.51        $  23.75        $  16.05        $  13.62
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          23.62%        (21.50)%         48.70%          18.26%         (42.74)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $191,135       $123,065        $168,610        $ 44,149        $  9,531
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.74%          0.76%           0.75%           0.89%           1.35%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              0.82%          0.63%           0.42%           0.36%           0.24%
Portfolio turnover rate (b)                                  93%            90%            101%            103%            116%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND -- FXO

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  14.47       $  14.04        $  13.02        $  10.37        $  12.41
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.32           0.21            0.30            0.11            0.18
Net realized and unrealized gain (loss)                    5.32           0.42            1.05            2.65           (2.05)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           5.64           0.63            1.35            2.76           (1.87)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.32)         (0.20)          (0.33)          (0.11)          (0.17)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  19.79       $  14.47        $  14.04        $  13.02        $  10.37
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          39.45%          4.57%          10.25%          26.68%         (14.94)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $398,820       $208,369        $100,380        $126,257        $  8,295
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.72%          0.74%           0.74%           0.87%           1.50%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.92%          1.61%           1.68%           1.43%           2.49%
Portfolio turnover rate (b)                                  65%            93%             62%             89%            140%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c)   Amount represents less than $0.01 per share.


                       See Notes to Financial Statements                 Page 53

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND -- FXH

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  30.00       $  28.54        $  21.56        $  17.66        $  18.93
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.13           0.02            0.01          (0.03)          (0.02)
Net realized and unrealized gain (loss)                   12.58           1.46            7.03            3.93          (1.25)
                                                       --------       --------        --------        --------        --------
Total from investment operations                          12.71           1.48            7.04            3.90          (1.27)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.13)         (0.02)          (0.06)             --              --
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  42.58       $  30.00        $  28.54        $  21.56        $  17.66
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          42.49%          5.17%          32.67%          22.08%          (6.71)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $981,566       $532,448        $241,135        $ 47,439        $ 15,015
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.71%          0.73%           0.75%           0.87%           1.15%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              0.36%          0.07%           0.01%          (0.19)%         (0.17)%
Portfolio turnover rate (b)                                  96%           109%            116%             87%            138%


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND -- FXR

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  17.76       $  18.06        $  15.42        $  12.03        $  17.54
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.32           0.16            0.08            0.11            0.10
Net realized and unrealized gain (loss)                    6.34          (0.29)           2.65            3.39           (5.52)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           6.66          (0.13)           2.73            3.50           (5.42)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.31)         (0.17)          (0.09)          (0.11)          (0.09)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  24.11       $  17.76        $  18.06        $  15.42        $  12.03
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          37.92%         (0.72)%         17.68%          29.16%         (30.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $231,413       $103,876        $ 65,913        $ 30,845        $  5,412
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.74%          0.78%           0.79%           0.99%           1.63%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.65%          0.77%           0.47%           0.95%           0.99%
Portfolio turnover rate (b)                                 110%            97%            102%             95%            153%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 54                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND -- FXZ

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  22.79       $  24.22        $  19.98        $  15.26        $  21.90
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.57           0.29            0.22            0.25            0.20
Net realized and unrealized gain (loss)                    5.17          (1.45)           4.40            4.72           (6.64)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           5.74          (1.16)           4.62            4.97           (6.44)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.60)         (0.27)          (0.38)          (0.25)          (0.20)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  27.93       $  22.79        $  24.22        $  19.98        $  15.26
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          25.39%         (4.78)%         23.12%          32.72%         (29.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $251,349       $144,689        $588,549        $148,839        $  9,922
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.73%          0.73%           0.73%           0.84%           1.40%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.75%          1.14%           0.77%           1.15%           1.46%
Portfolio turnover rate (b)                                  82%            92%            116%             90%            153%


FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND -- FXL

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  20.97       $  21.81        $  18.12        $  14.47        $  17.63
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.13          (0.01)          (0.02)          (0.04)          (0.02)
Net realized and unrealized gain (loss)                    5.00          (0.82)           3.72            3.69           (3.14)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           5.13          (0.83)           3.70            3.65           (3.16)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.13)         (0.01)          (0.01)             --              --
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  25.97       $  20.97        $  21.81        $  18.12        $  14.47
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          24.54%         (3.80)%         20.40%          25.22%         (17.92)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $284,543       $216,060        $197,529        $ 59,875        $ 12,374
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.72%          0.74%           0.74%           0.90%           1.26%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              0.53%        (0.06)%         (0.14)%         (0.40)%         (0.17)%
Portfolio turnover rate (b)                                  82%           101%            109%            112%            135%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                 Page 55

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND -- FXU

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  18.34       $  17.65        $  15.42        $  13.66        $  16.19
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.64           0.45            0.39            0.38            0.44
Net realized and unrealized gain (loss)                    2.22           0.70            2.22            1.76           (2.50)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           2.86           1.15            2.61            2.14           (2.06)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.64)         (0.46)          (0.38)          (0.38)          (0.47)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  20.56       $  18.34        $  17.65        $  15.42        $  13.66
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          15.91%          6.65%          17.03%          15.80%         (12.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $205,554       $147,658        $ 87,366        $ 30,837        $ 13,660
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.73%          0.72%           0.79%           0.92%           1.15%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              3.53%          2.83%           2.77%           2.97%           4.03%
Portfolio turnover rate (b)                                  74%            72%             66%             60%            128%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 56                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or a Style Fund, each type having a separate report. This report covers the nine Sector Funds listed below. The shares of each fund are listed and traded on the NYSE Arca, Inc.

      First Trust Consumer Discretionary AlphaDEX(R) Fund - (ticker "FXD") First Trust Consumer Staples AlphaDEX(R) Fund - (ticker "FXG")
      First Trust Energy AlphaDEX(R) Fund - (ticker "FXN")
      First Trust Financials AlphaDEX(R) Fund - (ticker "FXO")
      First Trust Health Care AlphaDEX(R) Fund - (ticker "FXH")
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (ticker
        "FXR")
      First Trust Materials AlphaDEX(R) Fund - (ticker "FXZ")
      First Trust Technology AlphaDEX(R) Fund - (ticker "FXL")
      First Trust Utilities AlphaDEX(R) Fund - (ticker "FXU")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                            INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund Index       StrataQuant(R) Consumer Discretionary (1)
First Trust Consumer Staples AlphaDEX(R) Fund                   StrataQuant(R) Consumer Staples Index (1)
First Trust Energy AlphaDEX(R) Fund                             StrataQuant(R) Energy Index (1)
First Trust Financials AlphaDEX(R) Fund                         StrataQuant(R) Financials Index (1)
First Trust Health Care AlphaDEX(R) Fund                        StrataQuant(R) Health Care Index (1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund      StrataQuant(R) Industrials Index (1)
First Trust Materials AlphaDEX(R) Fund                          StrataQuant(R) Materials Index (1)
First Trust Technology AlphaDEX(R) Fund                         StrataQuant(R) Technology Index (1)
First Trust Utilities AlphaDEX(R) Fund                          StrataQuant(R) Utilities Index (1)

(1) This index is developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust, by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Index was developed, maintained and sponsored by AMEX.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

      Securities traded in an over-the-counter market are valued at the closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2013, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

C. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2013, only FXD and FXN have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the Funds sustain losses as a result of a borrower's default, BBH indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended July 31, 2013 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $  6,565,880         $           --          $           --
First Trust Consumer Staples AlphaDEX(R) Fund                      8,022,796                     --                      --
First Trust Energy AlphaDEX(R) Fund                                1,239,920                     --                      --
First Trust Financials AlphaDEX(R) Fund                            4,650,925                     --                      --
First Trust Health Care AlphaDEX(R) Fund                           2,637,525                     --                      --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         2,354,116                     --                      --
First Trust Materials AlphaDEX(R) Fund                             3,702,141                     --                      --
First Trust Technology AlphaDEX(R) Fund                            1,084,523                     --                      --
First Trust Utilities AlphaDEX(R) Fund                             5,802,666                     --                      --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

The tax character of distributions paid by each Fund during the year ended July 31, 2012 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $  4,016,850         $           --           $          --
First Trust Consumer Staples AlphaDEX(R) Fund                      3,136,681                     --                      --
First Trust Energy AlphaDEX(R) Fund                                  599,560                     --                      --
First Trust Financials AlphaDEX(R) Fund                            1,798,590                     --                      --
First Trust Health Care AlphaDEX(R) Fund                             309,400                     --                      --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           551,615                     --                      --
First Trust Materials AlphaDEX(R) Fund                             2,166,181                     --                      --
First Trust Technology AlphaDEX(R) Fund                              124,254                     --                      --
First Trust Utilities AlphaDEX(R) Fund                             5,735,711                     --                      --

As of July 31, 2013, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                          Accumulated
                                                                Undistributed             Capital and         Net Unrealized
                                                                   Ordinary                  Other             Appreciation
                                                                    Income                Gain (Loss)         (Depreciation)
                                                              ------------------       -----------------    ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund            $            --          $ (89,655,681)         $ 104,587,015
First Trust Consumer Staples AlphaDEX(R) Fund                          839,918            (34,246,671)            91,795,977
First Trust Energy AlphaDEX(R) Fund                                         --            (35,455,176)            10,719,552
First Trust Financials AlphaDEX(R) Fund                                430,585            (15,706,274)            41,804,352
First Trust Health Care AlphaDEX(R) Fund                                    --            (30,909,073)           131,923,448
First Trust Industrials/Producer Durables AlphaDEX(R) Fund              89,526            (13,674,506)            24,144,158
First Trust Materials AlphaDEX(R) Fund                                  94,234            (61,916,248)            13,918,964
First Trust Technology AlphaDEX(R) Fund                                     --            (48,178,133)            28,619,380
First Trust Utilities AlphaDEX(R) Fund                                 216,547            (13,884,025)             3,046,329

E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of July 31, 2013, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax provisions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2013, the Funds had pre-enactment and post-enactment net capital losses for Federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

                               Capital Loss  Capital Loss  Capital Loss   Capital Loss  Capital Loss      Post          Total
                                 Available     Available     Available      Available     Available    Enactment -     Capital
                                  through       through       through        through       through         No           Loss
                                 7/31/2015     7/31/2016     7/31/2017      7/31/2018     7/31/2019    Expiration     Available
                               ------------- ------------- -------------  ------------- ------------- ------------- -------------
First Trust Consumer
     Discretionary
     AlphaDEX(R) Fund           $     2,058   $    64,889   $   783,283    $ 1,138,594   $ 9,617,858   $78,048,999   $89,655,681
First Trust Consumer Staples
     AlphaDEX(R) Fund                    --        63,580       422,511      1,058,131            --    32,702,499    34,246,671
First Trust Energy
     AlphaDEX(R) Fund                    --        73,845     2,326,320      2,084,336     3,349,453    27,621,222    35,455,176
First Trust Financials
     AlphaDEX(R) Fund                 2,757        13,300       671,958      1,630,337     3,464,108     9,923,814    15,706,274
First Trust Health Care
     AlphaDEX(R) Fund                18,355        28,397       774,570      2,582,977     1,764,162    25,740,612    30,909,073
First Trust Industrials/
     Producer Durables
     AlphaDEX(R) Fund                23,631       183,210       798,398      1,325,584     1,133,736    10,209,947    13,674,506
First Trust Materials
     AlphaDEX(R) Fund                 4,424        13,424     1,265,429        886,622     7,397,299    52,349,050    61,916,248
First Trust Technology
     AlphaDEX(R) Fund                12,398        22,456     1,608,491      2,508,150     2,516,610    41,510,028    48,178,133
First Trust Utilities
     AlphaDEX(R) Fund                    --            --       557,777      1,956,482            --    11,369,766    13,884,025


In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2013, the adjustments for each Fund were as follows:

                                                                                      Accumulated
                                                                Accumulated           Net Realized
                                                               Net Investment         Gain (Loss)               Paid-in
                                                               Income (Loss)         on Investments             Capital
                                                              ----------------      ----------------        ----------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $     79,081         $  (81,593,755)         $   81,514,674
First Trust Consumer Staples AlphaDEX(R) Fund                             --            (62,475,537)             62,475,537
First Trust Energy AlphaDEX(R) Fund                                   94,767            (13,218,078)             13,123,311
First Trust Financials AlphaDEX(R) Fund                               (7,483)           (25,586,311)             25,593,794
First Trust Health Care AlphaDEX(R) Fund                              11,346           (117,394,762)            117,383,416
First Trust Industrials/Producer Durables AlphaDEX(R) Fund            34,142            (17,578,585)             17,544,443
First Trust Materials AlphaDEX(R) Fund                               161,452            (22,882,686)             22,721,234
First Trust Technology AlphaDEX(R) Fund                               55,344            (12,965,984)             12,910,640
First Trust Utilities AlphaDEX(R) Fund                                    --            (11,858,919)             11,858,919

F. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into licensing agreements with Archipelago for each of the Sector Funds. The license agreements allow for the use by FTP of certain trademarks and trade names of Archipelago and certain trademarks and trade names of NYSE Euronext. The Funds and First Trust Advisors L.P. ("First Trust" or the "Advisor") are sub-licensees to the license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.

G. ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Funds' financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least November 30, 2014.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended July 31, 2013 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                          Expenses Borne by Advisor Subject to Recovery
                                                                       ------------------------------------------------------
                                                Advisory     Expense       Year           Year           Year
                                                  Fee         Reim-        Ended          Ended          Ended
                                                Waivers     bursements   7/31/2011      7/31/2012      7/31/2013      Total
                                               ----------   ---------- -------------  -------------  -------------  ---------
First Trust Consumer Discretionary
   AlphaDEX(R) Fund                             $ 91,723      $   --     $ 109,492      $ 106,586       $ 91,723    $ 307,801
First Trust Consumer Staples AlphaDEX(R) Fund     48,274          --        59,013        105,132         48,274      212,419
First Trust Energy AlphaDEX(R) Fund               53,545          --        52,991         56,968         53,545      163,504
First Trust Financials AlphaDEX(R) Fund           46,759          --        90,841         52,006         46,759      189,606
First Trust Health Care AlphaDEX(R) Fund          53,817          --        66,543        124,634         53,817      244,994
First Trust Industrials/Producer Durables
   AlphaDEX(R) Fund                               57,733          --        45,159         54,297         57,733      157,189
First Trust Materials AlphaDEX(R) Fund            68,265          --       114,169         67,709         68,265      250,143
First Trust Technology AlphaDEX(R) Fund           50,812          --        62,099         71,419         50,812      184,330
First Trust Utilities AlphaDEX(R)- Fund           43,585          --        46,722         50,018         43,585      140,325

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:


                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                $ 530,249,684        $ 530,829,706
First Trust Consumer Staples AlphaDEX(R) Fund                        491,446,870          493,474,118
First Trust Energy AlphaDEX(R) Fund                                  130,911,816          131,235,401
First Trust Financials AlphaDEX(R) Fund                              161,435,332          160,380,373
First Trust Health Care AlphaDEX(R) Fund                             694,791,071          695,337,577
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           156,164,510          155,812,192
First Trust Materials AlphaDEX(R) Fund                               167,416,694          167,122,713
First Trust Technology AlphaDEX(R) Fund                              176,508,837          177,376,957
First Trust Utilities AlphaDEX(R) Fund                               123,198,719          123,466,369

For the year ended July 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:


                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                $ 573,781,512        $ 441,453,576
First Trust Consumer Staples AlphaDEX(R) Fund                        556,850,740          404,594,458
First Trust Energy AlphaDEX(R) Fund                                  162,448,480          121,771,018
First Trust Financials AlphaDEX(R) Fund                              319,697,085          207,075,339
First Trust Health Care AlphaDEX(R) Fund                             852,213,921          649,916,067
First Trust Industrials/Producer Durables AlphaDEX(R) Fund           301,456,584          216,325,968
First Trust Materials AlphaDEX(R) Fund                               318,764,178          251,311,827
First Trust Technology AlphaDEX(R) Fund                              182,184,629          153,523,076
First Trust Utilities AlphaDEX(R) Fund                               291,756,483          245,856,569

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of Shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities            Creation
                    in a Creation Unit          Transaction Fee
                -------------------------      -----------------
                           1-100                    $  500
                         101-200                    $1,000
                         201-300                    $1,500
                         301-400                    $2,000
                         401-500                    $2,500
                         501-600                    $3,000
                         601-700                    $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2013

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                  Number of Securities            Redemption
                   in a Creation Unit           Transaction Fee
                -------------------------      -----------------
                           1-100                    $  500
                         101-200                    $1,000
                         201-300                    $1,500
                         301-400                    $2,000
                         401-500                    $2,500
                         501-600                    $3,000
                         601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before November 30, 2014.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, and First Trust Utilities AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Fund"), including the portfolios of investments, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 20, 2013


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--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling
(800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and
(4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2013, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:



                                                                    Dividends Received Deduction
                                                                  --------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                            100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                  100.00%
First Trust Energy AlphaDEX(R) Fund                                            100.00%
First Trust Financials AlphaDEX(R) Fund                                         85.21%
First Trust Health Care AlphaDEX(R) Fund                                       100.00%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                      98.88%
First Trust Materials AlphaDEX(R) Fund                                         100.00%
First Trust Technology AlphaDEX(R) Fund                                        100.00%
First Trust Utilities AlphaDEX(R) Fund                                         100.00%

For the taxable year ended July 31, 2013, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                     Qualified Dividend Income
                                                                  --------------------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                           100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                 100.00%
First Trust Energy AlphaDEX(R) Fund                                           100.00%
First Trust Financials AlphaDEX(R) Fund                                        87.99%
First Trust Health Care AlphaDEX(R) Fund                                      100.00%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                    100.00%
First Trust Materials AlphaDEX(R) Fund                                        100.00%
First Trust Technology AlphaDEX(R) Fund                                       100.00%
First Trust Utilities AlphaDEX(R) Fund                                        100.00%

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2013 (UNAUDITED)


                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

         First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
         First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
         First Trust Energy AlphaDEX(R) Fund (FXN)
         First Trust Financials AlphaDEX(R) Fund (FXO)
         First Trust Health Care AlphaDEX(R) Fund (FXH)
         First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR) First Trust Materials AlphaDEX(R) Fund (FXZ)
         First Trust Technology AlphaDEX(R) Fund (FXL)
         First Trust Utilities AlphaDEX(R) Fund (FXU)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2014, for each Fund at a meeting held on March 10-11, 2013. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

The Board considered the advisory fees payable by each Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2014. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds. The Board also reviewed data prepared by Lipper showing the advisory fees and expense ratios of each Fund as compared to each Fund's Lipper Expense Group. Because each Fund's Lipper Expense Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total

                                                                         Page 67

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2013 (UNAUDITED)

(net) expense ratio of each Fund was above the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group. Independent Trustees discussed with representatives of the Advisor the Advisor's philosophy regarding expense ratios of ETFs it manages, and the limitations in creating a relevant peer group for each Fund, including that (i) some of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) differences in the net assets of the peer funds as compared to the Funds caused the Funds' fixed expenses to differ on a percentage basis as compared to the peer funds and in some instances caused otherwise relevant peer funds to be omitted from a Fund's peer group. The Board took these limitations into account in considering the Lipper data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. In addition, the Board reviewed data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board considered the Advisor's statement that no material economies of scale exist at current Fund asset levels. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2012 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2013 (UNAUDITED)

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Consumer Discretionary AlphaDEX(R) Fund, the First Trust Consumer Staples AlphaDEX(R) Fund, the First Trust Energy AlphaDEX(R) Fund, the First Trust Financials AlphaDEX(R) Fund, the First Trust Health Care AlphaDEX(R) Fund, the First Trust Industrials/Producer Durables AlphaDEX(R) Fund, the First Trust Materials AlphaDEX(R) Fund, the First Trust Technology AlphaDEX(R) Fund and the First Trust Utilities AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Consumer Discretionary AlphaDEX(R) Fund invests in the securities of companies in the consumer discretionary sector. Companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer discretionary products in the marketplace.

The First Trust Consumer Staples AlphaDEX(R) Fund invests in the securities of companies in the consumer staples sector. Companies in the consumer staples sector provide products directly to the consumer that are typically considered non-discretionary items based on consumer purchasing habits and may be affected by a variety of factors which could impact company profitability. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that manufacture food products.

The First Trust Energy AlphaDEX(R) Fund invests in the securities of companies in the energy sector. The companies in the energy sector include integrated oil companies that are involved in the exploration, production and refining process, gas distributors and pipeline-related companies and other energy companies involved with mining, producing and delivering energy-related services and drilling. General problems of issuers in the energy sector include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, reduced demand, the success of exploration projects, clean-up and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters such as hurricanes in the Gulf of

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2013 (UNAUDITED)

Mexico will also impact the petroleum industry. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, oil prices have been extremely volatile.

The First Trust Financials AlphaDEX(R) Fund invests in the securities of companies in the financials sector. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. In addition, the Fund may invest in companies that may be significantly affected by the downturn in the U.S. and world economies that began with the significant decline in the subprime mortgage lending market in the United States.

The First Trust Health Care AlphaDEX(R) Fund invests in the securities of companies in the health care sector. Companies in the health care sector are involved in medical services or health care, including biotechnology research and production, drugs and pharmaceuticals and health care facilities and services, and are subject to extensive competition, generic drug sales or the loss of patent protection, product liability litigation and increased government regulation. Research and development costs of bringing new drugs to market are substantial, and there is no guarantee that the product will ever come to market. Health care facility operators may be affected by the demand for services, efforts by government or insurers to limit rates, restriction of government financial assistance and competition from other providers.

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund invests in the securities of companies in the industrials and producer durables sectors. Many companies in these sectors convert unfinished goods into finished durables used to manufacture other goods or provide services. Some industries included in these sectors are electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

The First Trust Materials AlphaDEX(R) Fund invests in the securities of companies in the materials sector. Companies in the materials sector are involved in the extracting or processing of raw materials. General risks of these companies include the general state of the economy, consolidation, domestic and international politics and excess capacity. In addition, materials companies may also be significantly affected by volatility of commodity prices, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control devices.

The First Trust Technology AlphaDEX(R) Fund invests in the securities of companies in the technology sector. General risks of technology companies include the risks of rapidly changing technologies, short product life cycles, fierce competition, aggressive pricing and reduced profit margins, loss of patent, copyright and trademark protections, cyclical market patterns, evolving industry standards, and frequent new product introductions. Technology companies may be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel.

The First Trust Utilities AlphaDEX(R) Fund invests in the securities of companies in the utilities sector. General problems of issuers in the utilities sector include the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for utilities. All of such issuers have been experiencing certain of these problems in varying degrees.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

         NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     Number of
                                                                                                   Portfolios in
                                Term of Office                                                    the First Trust        Other
       Name, Address,           and Year First                                                      Fund Complex    Trusteeships or
      Date of Birth and           Elected or                  Principal Occupations                 Overseen by      Directorships
   Position with the Trust         Appointed                   During Past 5 Years                    Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o  Indefinite Term  Physician; President, Wheaton                       103        None
c/o First Trust Advisors L.P.                      Orthopedics; Limited Partner
120 E. Liberty Drive,          o  Since Inception  Gundersen Real Estate Limited
   Suite 400                                       Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee      o  Indefinite Term  President (March 2010 to Present), Senior           103        Director of ADM
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                     Investor Services,
120 E. Liberty Drive,          o  Since Inception  (May 2007 to March 2010), ADM Investor                         Inc. and ADM
   Suite 400                                       Services, Inc. (Futures Commission                             Investor Services,
Wheaton, IL 60187                                  Merchant)                                                      International
D.O.B.: 11/57

Robert F. Keith, Trustee       o  Indefinite Term  President (2003 to Present), Hibs                   103        None
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management
120 E. Liberty Drive,          o  Since Inception  Consulting)
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o  Indefinite Term  President and Chief Executive Officer               103        Director of
c/o First Trust Advisors L.P.                      (June 2012 to Present), Dew Learning LLC                       Covenant
120 E. Liberty Drive,          o  Since Inception  (Educational Products and Services);                           Transport Inc.
   Suite 400                                       President (June 2002 to June 2012),
Wheaton, IL 60187                                  Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer (December 2010              103        None
Chairman of the Board                              to Present), President (until December
120 E. Liberty Drive,          o Since Inception   2010), First Trust Advisors L.P. and
   Suite 400                                       First Trust Portfolios L.P.; Chairman of
Wheaton, IL 60187                                  the Board of Directors, BondWave LLC
D.O.B.: 09/55                                      (Software Development Company/
                                                   Investment Advisor) and Stonebridge
                                                   Advisors LLC (Investment Advisor)

-------------------
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

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BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2013 (UNAUDITED)

                               Position and                Term of Office
    Name, Address                 Offices                   and Length of                     Principal Occupations
  and Date of Birth             with Trust                     Service                         During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief Executive    o Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer                                                 and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o President and Chief  L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                         Executive Officer    Officer, BondWave LLC (Software Development Company/
D.O.B.: 11/57                                             Since January 2012   Investment Advisor) and Stonebridge Advisors LLC
                                                                               (Investment Advisor)

James M. Dykas         Treasurer, Chief Financial       o Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief                                       President (April 2007 to January 2011), First
   Suite 400           Accounting Officer               o Treasurer, Chief     Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187                                         Financial Officer
D.O.B.: 01/66                                             and Chief Accounting
                                                          Officer Since
                                                          January 2012

W. Scott Jardine       Secretary and Chief              o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,  Legal Officer                                           First Trust Portfolios L.P.; Secretary, BondWave
   Suite 400                                            o Since Inception      LLC (Software Development Company/Investment Advisor)
Wheaton, IL 60187                                                              and Stonebridge Advisors LLC (Investment Advisor)
D.O.B.: 05/60

Daniel J. Lindquist    Vice President                   o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher        Assistant Secretary and          o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  Chief Compliance Officer                                and First Trust Portfolios L.P.
   Suite 400                                            o Assistant Secretary
Wheaton, IL 60187                                         Since Inception
D.O.B.: 12/66

Roger F. Testin        Vice President                   o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland            Vice President                   o Indefinite Term      Senior Vice President (September 2012 to Present)
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                            o Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 11/70

-------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
SECTOR FUNDS

--------------------------------------------------------------------------------


       INVESTMENT ADVISOR
       First Trust Advisors L.P.
       120 East Liberty Drive, Suite 400
       Wheaton, IL 60187


       ADMINISTRATOR, CUSTODIAN,
       FUND ACCOUNTANT &
       TRANSFER AGENT
       The Bank of New York Mellon
       101 Barclay Street
       New York, NY 10286


       INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM
       Deloitte & Touche LLP
       111 S. Wacker Drive
       Chicago, IL  60606


       LEGAL COUNSEL
       Chapman and Cutler LLP
       111 W. Monroe Street
       Chicago, IL 60603


--------------------------------------------------------------------------------

[BLANK BACK COVER]

--------------------------------------------------------------------------------

FIRST TRUST

First Trust Exchange-Traded Alphadex(R) Fund


Annual Report             July 31, 2013

--------------------------------------------------------------------------------

AlphaDEX(R) Style Funds
-----------------------

First Trust Large Cap Core AlphaDEX(R) Fund - FEX
First Trust Mid Cap Core AlphaDEX(R) Fund - FNX
First Trust Small Cap Core AlphaDEX(R) Fund - FYX
First Trust Large Cap Value AlphaDEX(R) Fund - FTA
First Trust Large Cap Growth -AlphaDEX(R) Fund - FTC
First Trust Multi Cap Value AlphaDEX(R) Fund - FAB
First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD
First Trust Mid Cap Value AlphaDEX(R) Fund - FNK
First Trust Mid Cap Growth AlphaDEX(R) Fund - FNY
First Trust Small Cap Value AlphaDEX(R) Fund - FYT
First Trust Small Cap Growth AlphaDEX(R) Fund - FYC
First Trust Mega Cap AlphaDEX(R) Fund - FMK


                                  AlphaDEX(R)
                                 FAMILY OF ETFS


      Alphadex(R) is a registered trademark of First Trust Portfolios L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Large Cap Core AlphaDEX(R) Fund - FEX.....................   4
      First Trust Mid Cap Core AlphaDEX(R) Fund - FNX.......................   6
      First Trust Small Cap Core AlphaDEX(R) Fund - FYX.....................   8
      First Trust Large Cap Value AlphaDEX(R) Fund - FTA....................  10
      First Trust Large Cap Growth AlphaDEX(R) Fund - FTC...................  12
      First Trust Multi Cap Value AlphaDEX(R) Fund - FAB....................  14
      First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD...................  16
      First Trust Mid Cap Value AlphaDEX(R) Fund - FNK......................  18
      First Trust Mid Cap Growth AlphaDEX(R) Fund - FNY.....................  20
      First Trust Small Cap Value AlphaDEX(R) Fund - FYT....................  22
      First Trust Small Cap Growth AlphaDEX(R) Fund - FYC...................  24
      First Trust Mega Cap AlphaDEX(R) Fund - FMK...........................  26
Notes to Fund Performance Overview..........................................  28
Understanding Your Fund Expenses............................................  29
Portfolio of Investments
      First Trust Large Cap Core AlphaDEX(R) Fund - FEX.....................  31
      First Trust Mid Cap Core AlphaDEX(R) Fund - FNX.......................  37
      First Trust Small Cap Core AlphaDEX(R) Fund - FYX.....................  43
      First Trust Large Cap Value AlphaDEX(R) Fund - FTA....................  50
      First Trust Large Cap Growth AlphaDEX(R) Fund - FTC...................  54
      First Trust Multi Cap Value AlphaDEX(R) Fund - FAB....................  58
      First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD...................  67
      First Trust Mid Cap Value AlphaDEX(R) Fund - FNK......................  74
      First Trust Mid Cap Growth AlphaDEX(R) Fund - FNY.....................  78
      First Trust Small Cap Value AlphaDEX(R) Fund - FYT....................  81
      First Trust Small Cap Growth AlphaDEX(R) Fund - FYC...................  86
      First Trust Mega Cap AlphaDEX(R) Fund - FMK...........................  90
Statements of Assets and Liabilities........................................  92
Statements of Operations....................................................  95
Statements of Changes in Net Assets.........................................  98
Financial Highlights........................................................ 102
Notes to Financial Statements............................................... 109
Report of Independent Registered Public Accounting Firm..................... 118
Additional Information...................................................... 119
Board of Trustees and Officers.............................................. 124
Privacy Policy.............................................................. 126

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the portfolios and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the portfolio commentary by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in each Fund are spelled out in its prospectus, statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Exchange-Traded AlphaDEX(R) Fund.

The report you hold contains detailed information about the Style Funds of the First Trust Exchange-Traded AlphaDEX(R) Fund over the year ended July 31, 2013. It contains a market overview and a performance analysis for each Style Fund for the period. Because we believe a successful investor is typically a knowledgeable one, I encourage you to read this document and discuss it with your financial advisor.

The year covered by this report has been positive for the U.S. markets. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 25.00% during the period. Of course, past performance can never be an indicator of future performance, but First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers and to discuss your goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/a/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2013

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has 23 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE ECONOMY/INVESTING

The Federal Reserve has maintained an easy monetary policy since September 2007, when it began lowering the federal funds target rate from 5.25% to 0.25%. The target rate has stood at 0.25% since December 2008. In addition to lowering the benchmark lending rate to nearly zero, the Fed also increased the size of its balance sheet of securities from approximately $800 billion in 2008 to $3.53 trillion on July 24, 2013. That is a tremendous amount of stimulus. Economic growth has been modest in this recovery relative to previous recoveries that produced GDP growth rates ranging from 4% to 6% for extended periods of time. On a calendar quarter basis, U.S. GDP growth has exceeded 3.0% (annualized) in 5 out of the past 16 quarters through the second quarter of 2013, according to data from the Bureau of Economic Analysis. The growth rate reached or exceeded the 3.7% (annualized) level on four occasions. In our opinion, this recovery has lacked consistency due to a multitude of challenges, including too much government spending and an excessive regulatory climate, especially for small businesses.

One of the biggest silver linings in the U.S. economy is the recovery in residential real estate. The UCLA Anderson Forecast, issued quarterly, reported that the U.S. is still in the early stages of a housing recovery. David Shulman, a senior economist with UCLA Anderson Forecast and the UCLA Ziman Center for Real Estate, sees housing starts rising from an estimated 1.03 million units in 2013 to 1.35 million units in 2014, reaching 1.56 million by 2015. Housing starts stood at 550,000 in 2009. Shulman also believes that home prices will continue to rise.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted strong gains (total returns) for the 12-month period ended July 31, 2013. The S&P 500(R) Index, S&P MidCap 400(R) Index and S&P SmallCap 600(R) Index were up 25.00%, 33.00%, and 34.78%, respectively, according to Bloomberg. A year ago at this time, we discussed a possible change in the leadership role in the market from mid- and small-cap stocks to large-caps, but we now know it did not materialize. Despite the fact that U.S. GDP growth was only up an annualized 1.4% from June 2012 through June 2013, investors still favored mid- and small-cap stocks, in part, because they tend to hitch their business models to the U.S. economy, making them less vulnerable to economic weakness overseas, in our opinion. The U.S. economy has been much stronger than Europe's, which has been in a mild recession. All 10 major sectors in the S&P 500(R) posted gains over the past 12 months. The top-performing sector was Financials, up 42.4%, while the weakest showing came from Telecommunication Services, up just 5.6%. With the exception of Health Care, which continues to benefit from a vibrant biotechnology industry, defensive sectors (Telecommunication Services, Utilities and Consumer Staples) were laggards. The year-over-year estimated earnings growth rate for the companies in the S&P 500(R) Index is expected to be 12.1% in 2013 and 12.8% in 2014, according to Standard & Poor's.

In the U.S. bond market, nearly all of the investment-grade categories performed poorly due to rising interest rates. The majority of the pain was realized in May, June and July, on the heels of the Federal Reserve's comments about the potential for tapering its monthly bond-buying program, which some believe may happen sooner than expected. The yield on the benchmark 10-Year Treasury Note rose 111 basis points from 1.47% on July 31, 2012 to 2.58% on July 31, 2013, with 91 basis points of it coming in the last three months. The Barclays U.S. Corporate High Yield Index posted the highest total return at 9.5%. The next closest domestic category was intermediate corporate bonds, up 1.3%, as measured by the Barclays Intermediate Corporate Index. The weakest showing of the major categories came from municipal bonds, down 4.5%, as measured by the Barclays Municipal Bond: Long Bond (22+) Index.

FOREIGN STOCKS AND BONDS

For the 12-month period ended July 31, 2013, the Barclays Global Emerging Markets Index of debt securities rose 1.9% (USD), while the Barclays Global Aggregate Index of higher quality debt declined by 2.1% (USD), according to Barclays. With respect to foreign equities, investors favored the developed markets over the emerging markets. The MSCI Emerging Markets Index of stocks posted a total return of only 2.3% (USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 22.6% (USD). Developed nations seemed to benefit more from the stabilization of the European sovereign debt crisis than did emerging nations, in our opinion. The U.S. dollar fell 1.4% against a basket of major currencies, as measured by the U.S. Dollar Index
(DXY).

IN CLOSING

It appears that the days of extraordinarily low interest rates in the U.S. are numbered. While the Federal Reserve has yet to provide a definitive plan for tapering its monthly bond-buying program, investors have been aggressively selling debt securities of late as if it had. Over the past 12 months, stock returns have substantially outpaced those of the major fixed-income categories. For those investors wondering how stocks fare when interest rates rise, according to Businessweek, since 1953, U.S. have stocks posted their best returns when the yield on the 10-Year T-Note rose to 4.00%. This yield stood at 2.58% on July 31, 2013. As Businessweek noted, stock prices usually retrench when the yield tops 6.00%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Large Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FEX."

The Large Cap Core Index is a modified equal-dollar weighted index designed by S&P Dow Jones Indices LLC ("S&P") to objectively identify and select stocks from the S&P 500(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                    AVERAGE ANNUAL                        CUMULATIVE
                                                                     TOTAL RETURNS                      TOTAL RETURNS
                                             1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended   Inception (5/8/07)
                                               7/31/13        7/31/13         to 7/31/13         7/31/13          to 7/31/13
FUND PERFORMANCE
NAV                                             31.41%         9.85%            4.66%            59.96%             32.83%
Market Price                                    31.52%         9.88%            4.67%            60.14%             32.93%

INDEX PERFORMANCE
Defined Large Cap Core Index                    32.34%        10.68%            5.45%            66.07%             39.20%
S&P 500(R) Index                                25.00%         8.26%            4.06%            48.72%             28.12%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FEX's one-year NAV return of +31.41% outperformed the benchmark S&P 500(R) Index return of +25.00% by +6.41%. The Consumer Discretionary sector led all sectors in terms of contribution to total return with a +6.5% contribution. It was the heaviest-weighted sector in the Fund with a 16.6% average weight and turned in a strong one-year return of +39.5%. The Information Technology sector was the leading cause of Fund outperformance. Within the industry the Fund's holdings outperformed the benchmark's constituents +35.1% vs. +11.2%. Apple, Inc. was the primary cause of the performance difference as the company returned -24.3% and the Fund was significantly underweight the stock relative to the benchmark (0.2% vs. 3.6% average weight). The Consumer Staples sector was next-best sector in terms of relative performance. The Fund's holdings in the sector outperformed the benchmark's constituents +34.3% vs. +18.8%. Outperformance within the sector was caused by the Fund being underweight the poor-performing Tobacco industry (0.2% vs. 1.9% average weight), overweight the strong-performing Food Products industry (2.6% vs. 1.7%), and outperforming within the Beverages industry (+29.5% vs. +10.2%).

----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        19.33%
Financials                                    13.30
Energy                                        12.55
Industrials                                   12.48
Information Technology                        11.45
Health Care                                   10.07
Utilities                                      8.11
Consumer Staples                               5.71
Materials                                      5.53
Telecommunication Services                     1.47
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
TripAdvisor, Inc.                              0.52%
Regeneron Pharmaceuticals, Inc.                0.51
Netflix, Inc.                                  0.49
Sealed Air Corp.                               0.48
Interpublic Group of Cos. (The), Inc.          0.48
Jabil Circuit, Inc.                            0.47
Hess Corp.                                     0.47
Moody's Corp.                                  0.47
Murphy Oil Corp.                               0.47
Northrop Grumman Corp.                         0.47
                                             -------
    Total                                      4.83%
                                             =======

The Defined Large Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Core Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2013

            First Trust Large Cap Core        Defined Large Cap        S&P 500(R)
                 AlphaDEX(R) Fund                Core Index               Index
5/8/07                10000                         10000                 10000
7/31/07                9560                          9579                  9690
1/31/08                9022                          9071                  9271
7/31/08                8304                          8383                  8615
1/31/09                5325                          5398                  5690
7/31/09                6711                          6830                  6896
1/31/10                7618                          7783                  7576
7/31/10                8205                          8410                  7850
1/31/11                9765                         10049                  9257
7/31/11                9891                         10216                  9393
1/31/12                9963                         10335                  9647
7/31/12               10109                         10520                 10250
1/31/13               11623                         12141                 11266
7/31/13               13283                         13920                 12812

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         106                 9               2               1
8/1/09 - 7/31/10         151                 0               0               0
8/1/10 - 7/31/11         211                 0               0               0
8/1/11 - 7/31/12         190                 2               0               0
8/1/12 - 7/31/13         149                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         127                 8               2               0
8/1/09 - 7/31/10         100                 0               0               0
8/1/10 - 7/31/11          41                 0               0               0
8/1/11 - 7/31/12          61                 0               0               0
8/1/12 - 7/31/13         101                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Mid Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNX."

The Mid Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                       AVERAGE ANNUAL                       CUMULATIVE
                                                                        TOTAL RETURNS                      TOTAL RETURNS
                                                1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended  Inception (5/8/07)
                                                  7/31/13        7/31/13         to 7/31/13         7/31/13         to 7/31/13
FUND PERFORMANCE
NAV                                                32.71%        12.13%            7.42%            77.30%            56.21%
Market Price                                       32.89%        12.15%            7.43%            77.45%            56.29%

INDEX PERFORMANCE
Defined Mid Cap Core Index                         33.62%        12.98%            8.23%            84.10%            63.65%
S&P MidCap 400(R) Index                            33.00%        10.64%            6.90%            65.81%            51.52%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNX's one-year NAV return of +32.71% underperformed the benchmark S&P MidCap 400(R) Index return of +33.00% by -0.29%. The Industrials sector led all sectors in the Fund in weight and contribution. The Fund's holdings in the sector comprised an average of 19.6% of the Fund's weight, returned +44.7%, and contributed +8.6% to the Fund's total return. Within the sector, the Aerospace & Defense industry had particularly strong performance with a +66.3% return, led by Alliant Techsystems, Inc.'s +104.2% return. The Consumer Discretionary industry was the second-best contributor to total return with a +6.1% contribution. The Fund's holdings in the sector made up an average of 18.4% of the Fund's weight and returned +33.1%. The Consumer Staples sector was the top-performing sector in the Fund with a +54.6% return, but the sector's low average weight of 3.6% kept the sector from being a top contributor. On a relative basis, the Fund performed in-line with its benchmark.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        20.51%
Industrials                                   17.18
Information Technology                        15.16
Financials                                    15.01
Materials                                      8.79
Energy                                         7.39
Health Care                                    6.31
Utilities                                      6.03
Consumer Staples                               3.51
Telecommunication Services                     0.11
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Hanesbrands, Inc.                              0.65%
Ingram Micro, Inc., Class A                    0.63
Cimarex Energy Co.                             0.62
Monster Worldwide, Inc.                        0.61
Valassis Communications, Inc.                  0.61
Energen Corp.                                  0.60
Big Lots, Inc.                                 0.60
Arrow Electronics, Inc.                        0.60
ManTech International Corp., Class A           0.59
Alliant Techsystems, Inc.                      0.59
                                             -------
    Total                                      6.10%
                                             =======


The Defined Mid Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Core Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2013

            First Trust Mid Cap Core         Defined Mid Cap          S&P MidCap
                AlphaDEX(R) Fund                Core Index           400(R) Index
5/8/07               10000                        10000                  10000
7/31/07               9527                         9540                   9615
1/31/08               8872                         8911                   9091
7/31/08               8812                         8889                   9138
1/31/09               5561                         5625                   5731
7/31/09               7453                         7576                   7288
1/31/10               8498                         8674                   8215
7/31/10               9236                         9464                   8951
1/31/11              11339                        11665                  10964
7/31/11              11693                        12072                  11256
1/31/12              11880                        12312                  11260
7/31/12              11771                        12248                  11391
1/31/13              13743                        14352                  13350
7/31/13              15621                        16365                  15152

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09          95                 9               1               2
8/1/09 - 7/31/10         184                 2               0               0
8/1/10 - 7/31/11         217                 0               0               0
8/1/11 - 7/31/12         151                 0               0               0
8/1/12 - 7/31/13         177                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         138                10               0               0
8/1/09 - 7/31/10          65                 0               0               0
8/1/10 - 7/31/11          35                 0               0               0
8/1/11 - 7/31/12         102                 0               0               0
8/1/12 - 7/31/13          73                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Small Cap Core Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Core Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYX."

The Small Cap Core Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL                       CUMULATIVE
                                                                         TOTAL RETURNS                      TOTAL RETURNS
                                                 1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended  Inception (5/8/07)
                                                   7/31/13        7/31/13         to 7/31/13         7/31/13         to 7/31/13
FUND PERFORMANCE
NAV                                                 36.58%        11.82%            6.13%            74.82%            44.89%
Market Price                                        36.62%        11.90%            6.13%            75.46%            44.89%

INDEX PERFORMANCE
Defined Small Cap Core Index                        37.56%        12.70%            7.00%            81.83%            52.41%
S&P SmallCap 600(R) Index                           34.78%        10.96%            6.39%            68.17%            47.07%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYX's one-year NAV return of +36.58% outperformed the benchmark S&P SmallCap 600(R) Index return of +34.78% by +1.80%. The Consumer Discretionary sector topped all other sectors in the Fund in terms of weight, performance and contribution to return. The Fund's holdings in the sector comprised an average of 21.9% of the Fund's weight and returned +55.9%, resulting in a +11.5% contribution to return. Every industry represented in the Fund within the Consumer Discretionary sector returned at least +30% for the year. The Industrials sector was the second best performing and contributing sector in the Fund with a +46.6% annual return and a +7.2% contribution to total return. Within the sector, the Airline industry had particularly strong performance with a +87.2% return. On a relative basis, the Fund outperformed its benchmark. The outperformance came mostly from the Consumer Discretionary sector where the Fund was overweight (21.9% vs. 15.7% average weight) and received stronger performance (+55.9% vs. +41.7% one-year return) relative to the benchmark.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        22.11%
Information Technology                        17.93
Industrials                                   14.99
Financials                                    13.94
Health Care                                   10.49
Materials                                      6.49
Energy                                         5.41
Consumer Staples                               4.60
Utilities                                      2.59
Telecommunication Services                     1.45
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Multimedia Games Holding Co., Inc.             0.46%
Ebix, Inc.                                     0.43
Lumber Liquidators Holdings, Inc.              0.43
Lithia Motors, Inc., Class A                   0.42
Insight Enterprises, Inc.                      0.42
Medidata Solutions, Inc.                       0.41
Stewart Information Services Corp.             0.41
Rogers Corp.                                   0.41
LHC Group, Inc.                                0.41
SYNNEX Corp.                                   0.41
                                             -------
    Total                                      4.21%
                                             =======


The Defined Small Cap Core Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Core Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Core AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 8, 2007 - JULY 31, 2013

            First Trust Small Cap Core       Defined Small Cap      S&P SmallCap
                 AlphaDEX(R) Fund                Core Index         600(R) Index
5/8/07                10000                        10000                10000
7/31/07                9433                         9454                 9535
1/31/08                8476                         8534                 8771
7/31/08                8288                         8382                 8746
1/31/09                5043                         5124                 5550
7/31/09                6981                         7125                 7060
1/31/10                7805                         8001                 7712
7/31/10                8421                         8667                 8414
1/31/11               10106                        10442                10097
7/31/11               10460                        10846                10494
1/31/12               10881                        11315                10855
7/31/12               10608                        11080                10914
1/31/13               12343                        12944                12533
7/31/13               14489                        15241                14707

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         102                 5               5               0
8/1/09 - 7/31/10         112                 0               0               0
8/1/10 - 7/31/11         195                 0               0               0
8/1/11 - 7/31/12         146                 0               0               0
8/1/12 - 7/31/13         190                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         131                 9               3               0
8/1/09 - 7/31/10         139                 0               0               0
8/1/10 - 7/31/11          57                 0               0               0
8/1/11 - 7/31/12         106                 1               0               0
8/1/12 - 7/31/13          60                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA

The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Index (the "Large Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTA."

The Large Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL                       CUMULATIVE
                                                                          TOTAL RETURNS                      TOTAL RETURNS
                                                  1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended  Inception (5/8/07)
                                                    7/31/13        7/31/13         to 7/31/13         7/31/13         to 7/31/13
FUND PERFORMANCE
NAV                                                  33.15%        11.60%            5.06%            73.13%            36.04%
Market Price                                         33.35%        11.62%            5.08%            73.27%            36.15%

INDEX PERFORMANCE
Defined Large Cap Value Index                        34.16%        12.50%            5.90%            80.19%            42.94%
S&P 500(R) Index                                     25.00%         8.26%            4.06%            48.72%            28.12%
S&P 500(R) Value Index                               30.31%         7.25%            2.19%            41.91%            14.46%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTA's one-year NAV return of +33.15% outperformed the benchmark S&P 500(R) Value Index return of +30.31% by +2.84%. The Financials sector led all sectors in the Fund in contribution to return (+7.3%) and performance. Though the Fund's holdings in the sector had better performance than the benchmark's constituents (+56.6% vs. 47.4%), the Financials sector did not cause any outperformance because the Fund was underweight the sector relative to the benchmark (14.0% vs. 24.9% average weight). The Telecommunications Services sector had a small weight (2.3%) in the Fund, but had the most significant contribution to the Fund's outperformance. The Fund's Telecommunication Services holdings had a strong +36.6% return vs. the benchmark's +3.0% return in the sector. The benchmark's largest holding in the sector was AT&T, Inc., which returned -2.3%, and the Fund's largest holding was T-Mobile US, Inc., which returned +98.4% while held in the Fund this period. The Fund gained further outperformance in the Information Technology sector where the Fund's holdings outperformed the benchmark's constituents (+42.9% vs. +28.8%). The performance difference was concentrated in the Semiconductor industry, where the Fund outperformed its benchmark +45.5% vs. +21.6%, and the Software industry, where the Fund outperformed its benchmark +61.5% vs. 19.9%.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Energy                                        17.97%
Utilities                                     14.11
Information Technology                        13.42
Financials                                    12.59
Industrials                                   12.24
Health Care                                    8.42
Consumer Discretionary                         8.16
Materials                                      6.13
Consumer Staples                               4.68
Telecommunication Services                     2.28
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Jabil Circuit, Inc.                            0.89%
Hess Corp.                                     0.88
Murphy Oil Corp.                               0.88
Northrop Grumman Corp.                         0.88
Garmin Ltd.                                    0.87
Abercrombie & Fitch Co., Class A               0.87
First Solar, Inc.                              0.87
SAIC, Inc.                                     0.87
Safeway, Inc.                                  0.86
Humana, Inc.                                   0.85
                                             -------
    Total                                      8.72%
                                             =======


The Defined Large Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  MAY 8, 2007 - JULY 31, 2013

            First Trust Large Cap Value       Defined Large Cap      S&P 500(R)      S&P 500(R)
                 AlphaDEX(R) Fund                Value Index           Index         Value Index
5/8/07                10000                         10000              10000            10000
7/31/07                9450                          9462               9690             9586
1/31/08                8821                          8870               9271             9148
7/31/08                7858                          7933               8615             8066
1/31/09                4993                          5064               5690             5060
7/31/09                6661                          6790               6896             6157
1/31/10                7765                          7947               7576             6840
7/31/10                8228                          8447               7850             7079
1/31/11                9688                          9988               9257             8294
7/31/11                9733                         10072               9393             8153
1/31/12               10072                         10465               9647             8388
7/31/12               10216                         10655              10250             8784
1/31/13               11957                         12519              11266            10021
7/31/13               13604                         14294              12812            11446

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         115                 7               5               1
8/1/09 - 7/31/10         155                 0               0               0
8/1/10 - 7/31/11         228                 0               0               0
8/1/11 - 7/31/12         193                 0               0               0
8/1/12 - 7/31/13         201                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         119                 7               0               1
8/1/09 - 7/31/10          96                 0               0               0
8/1/10 - 7/31/11          24                 0               0               0
8/1/11 - 7/31/12          60                 0               0               0
8/1/12 - 7/31/13          49                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC

The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Index (the "Large Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Large Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FTC."

The Large Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL                       CUMULATIVE
                                                                         TOTAL RETURNS                      TOTAL RETURNS
                                                 1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended  Inception (5/8/07)
                                                   7/31/13        7/31/13         to 7/31/13         7/31/13         to 7/31/13
FUND PERFORMANCE
NAV                                                 28.42%         7.17%            3.75%            41.35%            25.81%
Market Price                                        28.41%         7.17%            3.76%            41.39%            25.84%

INDEX PERFORMANCE
Defined Large Cap Growth Index                      29.31%         7.97%            4.53%            46.71%            31.78%
S&P 500(R) Index                                    25.00%         8.26%            4.06%            48.72%            28.12%
S&P 500(R) Growth Index                             20.50%         9.23%            5.89%            55.53%            42.85%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTC's one-year NAV return of +28.42% outperformed the benchmark S&P 500(R) Growth Index return of +20.50% by +7.92%. The Consumer Discretionary sector led all sectors in terms of contribution to total return with a +8.4% contribution. It was the heaviest-weighted sector in the Fund with a 24.7% average weight and turned in a strong one-year return of +33.2%. The Information Technology sector was the leading cause of Fund outperformance. Within the industry, the Fund's holdings outperformed the benchmark's constituents +26.2% vs. +6.5%. Apple, Inc. was the primary cause of the performance difference as the company returned -24.3% and the Fund was significantly underweight the stock relative to the benchmark (0.4% vs. 6.8% average weight). The Energy sector was the next-best sector in terms of relative performance. The Fund's holdings in the sector outperformed the benchmark's constituents +41.1% vs. +17.7%. Outperformance within the sector was caused by the Fund being overweight Cabot Oil & Gas Corp (+79.9% return) and Pioneer Natural Resources Corp. (+74.7%), and underweight Exxon Mobil Corp. (+10.8%) relative to its benchmark.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        34.93%
Financials                                    12.58
Industrials                                   12.39
Health Care                                   11.94
Information Technology                         9.99
Energy                                         6.83
Consumer Staples                               6.56
Materials                                      4.24
Telecommunication Services                     0.54
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
TripAdvisor, Inc.                              1.14%
Regeneron Pharmaceuticals, Inc.                1.11
Boston Scientific Corp.                        1.09
Netflix, Inc.                                  1.07
Sealed Air Corp.                               1.05
Interpublic Group of Cos. (The), Inc.          1.05
Moody's Corp.                                  1.03
Ameriprise Financial, Inc.                     1.02
Gap (The), Inc.                                1.02
EQT Corp.                                      1.01
                                             -------
    Total                                     10.59%
                                             =======


The Defined Large Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Large Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Large Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC (CONTINUED)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    MAY 8, 2007 - JULY 31, 2013

            First Trust Large Cap Growth      Defined Large Cap       S&P 500(R)       S&P 500(R)
                  AlphaDEX(R) Fund              Growth Index            Index         Growth Index
5/8/07                 10000                       10000                10000            10000
7/31/07                 9740                        9757                 9690             9802
1/31/08                 9341                        9388                 9271             9410
7/31/08                 8900                        8982                 8615             9185
1/31/09                 5737                        5807                 5690             6357
7/31/09                 6730                        6840                 6896             7675
1/31/10                 7373                        7518                 7576             8341
7/31/10                 8090                        8282                 7850             8651
1/31/11                 9790                       10064                 9257            10272
7/31/11                 9985                       10309                 9393            10740
1/31/12                 9674                       10028                 9647            11023
7/31/12                 9797                       10191                10250            11854
1/31/13                10970                       11446                11266            12612
7/31/13                12581                       13178                12812            14285

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         113                 4               2               0
8/1/09 - 7/31/10         146                 0               0               0
8/1/10 - 7/31/11         193                 0               0               0
8/1/11 - 7/31/12         153                 0               0               0
8/1/12 - 7/31/13         102                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         133                 3               0               0
8/1/09 - 7/31/10         105                 0               0               0
8/1/10 - 7/31/11          59                 0               0               0
8/1/11 - 7/31/12         100                 0               0               0
8/1/12 - 7/31/13         148                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Multi Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAB."

The Multi Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                        AVERAGE ANNUAL                       CUMULATIVE
                                                                         TOTAL RETURNS                      TOTAL RETURNS
                                                 1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended  Inception (5/8/07)
                                                   7/31/13        7/31/13         to 7/31/13         7/31/13         to 7/31/13
FUND PERFORMANCE
NAV                                                 35.92%        13.11%            6.23%            85.14%            45.70%
Market Price                                        36.16%        13.15%            6.24%            85.43%            45.80%

INDEX PERFORMANCE
Defined Multi Cap Value Index                       36.99%        14.03%            7.09%            92.78%            53.21%
S&P Composite 1500(R) Index                         25.97%         8.55%            4.37%            50.72%            30.54%
S&P Composite 1500(R) Value Index                   30.98%         7.62%            2.59%            44.39%            17.29%
------------------------------------------------------------------------------------------------------------------------------------


(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAB's one-year NAV return of +35.92% outperformed the benchmark S&P Composite 1500(R) Value Index return of +30.98% by +4.94%. The Consumer Discretionary sector led all sectors in the Fund in weight, performance and contribution to return. The Fund's holdings in the sector comprised an average of 14.6% of the Fund's weight, returned +52.5%, and contributed +7.3% to return. The Financials sector was the second-best performing and contributing sector with a +47.5% return and a +6.3% contribution. On a relative basis, the Fund outperformed its benchmark. The Fund received better performance in large-cap (+34.6% vs. +30.6%), mid-cap (+37.4% vs. +34.9%) and small-cap (+43.0% vs. +37.5%)
companies. In addition, the Fund gained further outperformance by being more heavily allocated toward mid-cap and small-cap companies, which generally performed better than large-cap companies. The Fund allocated around 50% of its weight to mid-cap and small-cap companies vs. the benchmark's allocation of approximately 12%.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   14.90%
Financials                                    14.43
Information Technology                        13.53
Energy                                        13.51
Consumer Discretionary                        11.94
Utilities                                     10.84
Materials                                      7.88
Health Care                                    7.35
Consumer Staples                               4.08
Telecommunication Services                     1.54
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Jabil Circuit, Inc.                            0.44%
Hess Corp.                                     0.44
Murphy Oil Corp.                               0.44
Northrop Grumman Corp.                         0.44
Garmin Ltd.                                    0.44
Abercrombie & Fitch Co., Class A               0.43
First Solar, Inc.                              0.43
SAIC, Inc.                                     0.43
Safeway, Inc.                                  0.43
Humana, Inc.                                   0.43
                                             -------
    Total                                      4.35%
                                             =======


The Defined Multi Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB (CONTINUED)

                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         MAY 8, 2007 - JULY 31, 2013

            First Trust Multi Cap Value       Defined Multi Cap       S&P Composite      S&P Composite 1500(R)
                 AlphaDEX(R) Fund                Value Index          1500(R) Index           Value Index
5/8/07                10000                         10000                 10000                  10000
7/31/07                9317                          9334                  9678                   9567
1/31/08                8603                          8655                  9241                   9092
7/31/08                7870                          7948                  8661                   8123
1/31/09                4973                          5045                  5446                   5336
7/31/09                6964                          7099                  6931                   6238
1/31/10                8086                          8275                  7629                   6942
7/31/10                8611                          8845                  7953                   7218
1/31/11               10279                         10602                  9414                   8479
7/31/11               10345                         10707                  9571                   8355
1/31/12               10799                         11224                  9811                   8592
7/31/12               10720                         11185                 10362                   8955
1/31/13               12639                         13242                 11467                  10254
7/31/13               14570                         15321                 13054                  11729

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         126                 8               0               0
8/1/09 - 7/31/10         113                 0               0               0
8/1/10 - 7/31/11         168                 0               0               0
8/1/11 - 7/31/12         141                 0               0               0
8/1/12 - 7/31/13         165                 1               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         113                 8               0               0
8/1/09 - 7/31/10         138                 0               0               0
8/1/10 - 7/31/11          84                 0               0               0
8/1/11 - 7/31/12         111                 1               0               0
8/1/12 - 7/31/13          84                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Multi Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Multi Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FAD."

The Multi Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                         AVERAGE ANNUAL                       CUMULATIVE
                                                                          TOTAL RETURNS                      TOTAL RETURNS
                                                  1 Year Ended  5 Years Ended  Inception (5/8/07)  5 Years Ended  Inception (5/8/07)
                                                    7/31/13        7/31/13         to 7/31/13         7/31/13         to 7/31/13
FUND PERFORMANCE
NAV                                                  28.01%         7.88%            4.91%            46.10%            34.76%
Market Price                                         28.09%         7.89%            4.90%            46.20%            34.76%

INDEX PERFORMANCE
Defined Multi Cap Growth Index                       28.95%         8.71%            5.71%            51.85%            41.37%
S&P Composite 1500(R) Index                          25.97%         8.55%            4.37%            50.72%            30.54%
S&P Composite 1500(R) Growth Index                   21.66%         9.47%            6.14%            57.19%            44.98%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAD's one-year NAV return of +28.01% outperformed the benchmark S&P Composite 1500(R) Growth Index return of +21.66% by +6.35%. The Consumer Discretionary sector led all sectors in terms of contribution to return with a +7.1% contribution. The sector was the heaviest-weighted sector in the Fund with a 23.1% average weight and had a solid annual return of +30.1%. The Industrials sector was the second-best contributing sector with a +5.3% contribution to total return. The Fund's holdings in the sector had a strong return of +32.1% and comprised 16.8% of the Fund's average weight. The Health Care sector was the Fund's top-performing sector with a +35.6% return, but its smaller average weight of 12.2% limited the sector's contribution to +3.9%. A major cause of Fund outperformance was the stronger return the Fund received from large-cap companies (+28.7% vs. +20.0%). The performance difference was mostly caused by the Fund's significantly underweight position in Apple, Inc. (0.2% vs. 6.1% average weight), which had an annual return of -24.3%. Further outperformance was driven by the Fund being more heavily allocated to small-cap and mid-cap companies, which in general had stronger returns than large-cap companies. The Fund allocates approximately 50% of its weight toward mid-cap and small-cap companies versus the benchmark's allocation of 11%.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        32.06%
Information Technology                        15.02
Industrials                                   13.43
Financials                                    12.34
Health Care                                   11.06
Consumer Staples                               5.51
Energy                                         5.28
Materials                                      4.62
Telecommunication Services                     0.53
Utilities                                      0.15
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
TripAdvisor, Inc.                              0.57%
Regeneron Pharmaceuticals, Inc.                0.55
Boston Scientific Corp.                        0.54
Netflix, Inc.                                  0.53
Sealed Air Corp.                               0.53
Interpublic Group of Cos. (The), Inc.          0.52
Moody's Corp.                                  0.51
Ameriprise Financial, Inc.                     0.51
Gap (The), Inc.                                0.51
EQT Corp.                                      0.50
                                             -------
    Total                                      5.27%
                                             =======


The Defined Multi Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Multi Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Multi Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD (CONTINUED)

                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             MAY 8, 2007 - JULY 31, 2013

            First Trust Multi Cap Growth      Defined Multi Cap      S&P Composite 1500(R)      S&P Composite 1500(R)
                  AlphaDEX(R) Fund              Growth Index                 Index                  Growth Index
5/8/07                 10000                        10000                    10000                      10000
7/31/07                 9797                         9818                     9678                       9796
1/31/08                 9217                         9265                     9241                       9396
7/31/08                 9224                         9309                     8661                       9223
1/31/09                 5782                         5854                     5689                       6307
7/31/09                 6961                         7078                     6931                       7669
1/31/10                 7641                         7801                     7629                       8350
7/31/10                 8399                         8608                     7953                       8725
1/31/11                10221                        10518                     9414                      10412
7/31/11                10644                        10997                     9571                      10907
1/31/12                10438                        10827                     9811                      11155
7/31/12                10528                        10963                    10362                      11916
1/31/13                11853                        12387                    11467                      12794
7/31/13                13476                        14137                    13054                      14498

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2008 through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09          96                12               1               2
8/1/09 - 7/31/10         128                 0               0               0
8/1/10 - 7/31/11         176                 0               0               0
8/1/11 - 7/31/12         156                 0               0               0
8/1/12 - 7/31/13         111                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
8/1/08 - 7/31/09         137                 7               0               0
8/1/09 - 7/31/10         122                 1               0               0
8/1/10 - 7/31/11          76                 0               0               0
8/1/11 - 7/31/12          97                 0               0               0
8/1/12 - 7/31/13         139                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK

The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Value Index (the "Mid Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNK."

The Mid Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                           CUMULATIVE
                                                                            TOTAL RETURNS                          TOTAL RETURNS
                                             1 Year Ended                Inception (4/19/11)                    Inception (4/19/11)
                                               7/31/13                       to 7/31/13                             to 7/31/13
FUND PERFORMANCE
NAV                                             36.37%                         14.24%                                 35.50%
Market Price                                    36.21%                         14.25%                                 35.54%

INDEX PERFORMANCE
Defined Mid Cap Value Index                     37.37%                         15.11%                                 37.87%
S&P MidCap 400(R) Value Index                   35.36%                         13.53%                                 33.59%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNK's one-year NAV return of +36.37% outperformed the benchmark S&P MidCap 400(R) Value Index return of +35.36% by +1.01%. The Industrials sector led all sectors in the Fund in weight and contribution. The Fund's holdings in the sector comprised an average of 16.5% of the Fund's weight, returned +51.5%, and contributed +8.5% to the Fund's total return. Within the sector, the Aerospace & Defense industry had particularly strong performance with a +70.5% return, led by Alliant Techsystems, Inc.'s +104.2%% return. The Consumer Discretionary sector was the second-best contributor to total return with a +6.2% contribution. The Fund's holdings in the sector made up an average of 16.0% of the Fund's weight and returned +38.9%. The Consumer Staples sector was the top-performing sector in the Fund with a +52.8% return, but the sector's low average weight of 3.2% kept the sector from being a top contributor. The Fund's outperformance came mostly from the Financials sector where the Fund's holdings outperformed the benchmark's constituents (+41.0% vs. +28.4%).


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    17.13%
Industrials                                   16.39
Consumer Discretionary                        14.58
Information Technology                        12.96
Materials                                     10.28
Energy                                         9.98
Utilities                                      9.76
Health Care                                    5.74
Consumer Staples                               3.18
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Cimarex Energy Co.                             1.12%
Monster Worldwide, Inc.                        1.11
Valassis Communications, Inc.                  1.11
Big Lots, Inc.                                 1.09
Energen Corp.                                  1.09
Arrow Electronics, Inc.                        1.09
ManTech International Corp., Class A           1.08
Alliant Techsystems, Inc.                      1.08
Avnet, Inc.                                    1.07
AGCO Corp.                                     1.07
                                             -------
    Total                                     10.91%
                                             =======


The Defined Mid Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK (CONTINUED)

                      PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            APRIL 19, 2011 - JULY 31, 2013

            First Trust Mid Cap Value         Defined Mid Cap         S&P MidCap 400(R)
                AlphaDEX(R) Fund                Value Index              Value Index
4/19/11               10000                        10000                    10000
7/31/11                9625                         9646                     9581
1/31/12                9982                        10041                     9720
7/31/12                9935                        10036                     9869
1/31/13               11765                        11928                    11640
7/31/13               13554                        13787                    13359

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         66                 0               0               0
8/1/11 - 7/31/12         198                 0               0               0
8/1/12 - 7/31/13         157                 2               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11          4                 0               0               0
8/1/11 - 7/31/12          55                 0               0               0
8/1/12 - 7/31/13          91                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY

The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Growth Index (the "Mid Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mid Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FNY."

The Mid Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                           CUMULATIVE
                                                                            TOTAL RETURNS                          TOTAL RETURNS
                                             1 Year Ended                Inception (4/19/11)                    Inception (4/19/11)
                                               7/31/13                       to 7/31/13                             to 7/31/13
FUND PERFORMANCE
NAV                                             27.05%                          9.45%                                 22.89%
Market Price                                    27.09%                          9.49%                                 22.99%

INDEX PERFORMANCE
Defined Mid Cap Growth Index                    28.09%                         10.30%                                 25.07%
S&P MidCap 400(R) Growth Index                  30.75%                         11.78%                                 28.94%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNY's one-year NAV return of +27.05% underperformed the benchmark S&P MidCap 400(R) Growth Index return of +30.75% by -3.70%. The Industrials sector led all sectors in the Fund in weight and contribution. The Fund's holdings in the sector comprised an average of 23.7% of the Fund's weight, returned +37.2%, and contributed +8.4% to the Fund's total return. Within the sector, the Trading Companies & Distributors industry had particularly strong performance with a +60.3% return, led by United Rentals, Inc.'s +98.3% return. The Consumer Discretionary industry was the second-best contributor to total return with a +5.6% contribution. The Fund's holdings in the sector made up an average of 21.7% of the Fund's weight and returned +25.1%. The Consumer Staples sector was the top-performing sector in the Fund with a +63.0% return, but the sector's low average weight of 4.6% kept the sector from being a top contributor. The Health Care sector was the largest cause of underperformance as the Fund's holdings in the sector were underweight (8.8% vs. 12.5% average weight) and underperformed (+37.4% vs. +49.1% return) relative to the benchmark's Health Care constituents. The Fund's relative performance also suffered by underperforming within the Consumer Discretionary sector (+25.1% vs. +34.7% return).


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        29.21%
Industrials                                   18.53
Information Technology                        17.77
Financials                                    12.37
Health Care                                    6.23
Materials                                      6.10
Energy                                         4.81
Consumer Staples                               4.23
Utilities                                      0.50
Telecommunication Services                     0.25
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Hanesbrands, Inc.                              1.49%
Worthington Industries, Inc.                   1.36
Oceaneering International, Inc.                1.35
B/E Aerospace, Inc.                            1.33
Thor Industries, Inc.                          1.33
Packaging Corp. of America                     1.33
Cree, Inc.                                     1.32
Alliance Data Systems Corp.                    1.32
NCR Corp.                                      1.32
Domino's Pizza, Inc.                           1.30
                                             -------
    Total                                     13.45%
                                             =======


The Defined Mid Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mid Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Mid Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY (CONTINUED)

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            APRIL 19, 2011 - JULY 31, 2013

            First Trust Mid Cap Growth        Defined Mid Cap        S&P MidCap 400(R)
                 AlphaDEX(R) Fund              Growth Index            Growth Index
4/19/11               10000                        10000                   10000
7/31/11                9881                         9903                    9910
1/31/12                9804                         9866                    9779
7/31/12                9673                         9765                    9861
1/31/13               11050                        11201                   11485
7/31/13               12289                        12507                   12894

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         61                 0               0               0
8/1/11 - 7/31/12         201                 1               0               0
8/1/12 - 7/31/13         169                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11          9                 0               0               0
8/1/11 - 7/31/12          51                 0               0               0
8/1/12 - 7/31/13          81                 0               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Value Index (the "Small Cap Value Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Value Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYT."

The Small Cap Value Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Value Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                           CUMULATIVE
                                                                            TOTAL RETURNS                          TOTAL RETURNS
                                             1 Year Ended                Inception (4/19/11)                    Inception (4/19/11)
                                               7/31/13                       to 7/31/13                             to 7/31/13
FUND PERFORMANCE
NAV                                             42.34%                         16.75%                                 42.40%
Market Price                                    42.54%                         16.77%                                 42.46%

INDEX PERFORMANCE
Defined Small Cap Value Index                   43.51%                         17.67%                                 44.98%
S&P SmallCap 600(R) Value Index                 37.37%                         16.08%                                 40.54%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYT's one-year NAV return of +42.34% outperformed the benchmark S&P SmallCap 600(R) Value Index return of +37.37% by +4.97%. The Consumer Discretionary sector was the standout performer with a return of +73.5%. The sector was also the heaviest-weighted in the Fund with a 22.6% average weight resulting in a +15.4% contribution to the Fund's return. The Specialty Retail industry was a major source of the sector's strength. The Fund's holdings in the industry comprised an average of 7.3% of the Fund's weight and returned +74.6%. A few of the Fund's top-performers from the industry were Stein Mart, Inc. (+100.0%), Big 5 Sporting Goods Corp. (+175.8%) and OfficeMax, Inc. (+190.4%). The Consumer Discretionary sector was the major contributor to the outperformance. Relative to its benchmark, the Fund was overweight the sector (22.6% vs. 15.4% average weight) and received better performance (+73.5% vs. +52.3%).


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Industrials                                   19.27%
Consumer Discretionary                        17.33
Financials                                    14.92
Information Technology                        14.69
Materials                                      8.65
Energy                                         7.72
Health Care                                    7.12
Utilities                                      4.36
Consumer Staples                               3.95
Telecommunication Services                     1.99
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Ebix, Inc.                                     0.77%
Insight Enterprises, Inc.                      0.74
Stewart Information Services Corp.             0.72
Rogers Corp.                                   0.72
LHC Group, Inc.                                0.72
SYNNEX Corp.                                   0.72
QLogic Corp.                                   0.70
USA Mobility, Inc.                             0.70
Seneca Foods Corp., Class A                    0.70
Cato (The) Corp., Class A                      0.69
                                             -------
    Total                                      7.18%
                                             =======


The Defined Small Cap Value Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Value Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Value AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT (CONTINUED)

                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            APRIL 19, 2011 - JULY 31, 2013

            First Trust Small Cap Value      Defined Small Cap     S&P SmallCap 600(R)
                 AlphaDEX(R) Fund               Value Index            Value Index
4/19/11                10000                       10000                  10000
7/31/11                 9930                        9950                   9813
1/31/12                10692                       10748                  10331
7/31/12                10005                       10103                  10231
1/31/13                11945                       12115                  11945
7/31/13                14240                       14498                  14054

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         38                 0               0               0
8/1/11 - 7/31/12         154                 3               0               0
8/1/12 - 7/31/13         177                 5               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         32                 0               0               0
8/1/11 - 7/31/12          95                 1               0               0
8/1/12 - 7/31/13          67                 1               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC

The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Growth Index (the "Small Cap Growth Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Small Cap Growth Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FYC."

The Small Cap Growth Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600(R) Growth Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                           CUMULATIVE
                                                                            TOTAL RETURNS                          TOTAL RETURNS
                                             1 Year Ended                Inception (4/19/11)                    Inception (4/19/11)
                                               7/31/13                       to 7/31/13                             to 7/31/13
FUND PERFORMANCE
NAV                                             28.14%                         12.24%                                 30.15%
Market Price                                    28.28%                         12.22%                                 30.10%

INDEX PERFORMANCE
Defined Small Cap Growth Index                  29.17%                         13.10%                                 32.44%
S&P SmallCap 600(R) Growth Index                32.31%                         14.83%                                 37.11%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYC's one-year NAV return of +28.14% underperformed the benchmark S&P SmallCap 600(R) Growth Index return of +32.31% by -4.17%. The Consumer Discretionary sector led all sectors in the Fund with a +6.1% contribution to the Fund's return. The sector had a Fund-leading 21.0% average weight and returned +27.6% for the year. Within the Consumer Discretionary sector the Hotels Restaurants & Leisure industry was a leading contributor with a 5.1% average Fund weight and a +48.2% return. The Consumer Staples sector was the best-performing sector in the Fund with a +35.1% return. The Sector's low average Fund weight of 6.0% tempered its contribution to return to +1.6%. The major causes of the Fund lagging the benchmark were underperformance relative to the benchmark within the Information Technology (+23.8% vs. +31.6%) and Health Care (+31.2% vs. +38.6%) sectors.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Consumer Discretionary                        29.20%
Information Technology                        23.36
Health Care                                   16.07
Financials                                    11.69
Industrials                                    8.41
Consumer Staples                               4.82
Materials                                      3.35
Energy                                         2.19
Telecommunication Services                     0.91
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Multimedia Games Holding Co., Inc.             1.10%
Lumber Liquidators Holdings, Inc.              1.02
Lithia Motors, Inc., Class A                   1.00
Medidata Solutions, Inc.                       0.98
comScore, Inc.                                 0.97
Questcor Pharmaceuticals, Inc.                 0.96
Prestige Brands Holdings, Inc.                 0.95
Inter Parfums, Inc.                            0.95
On Assignment, Inc.                            0.94
Winnebago Industries, Inc.                     0.93
                                             -------
    Total                                      9.80%
                                             =======


The Defined Small Cap Growth Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Small Cap Growth Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Small Cap Growth AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                             APRIL 19, 2011 - JULY 31, 2013

            First Trust Small Cap Growth      Defined Small Cap       S&P SmallCap 600(R)
                  AlphaDEX(R) Fund               Growth Index             Growth Index
4/19/11                10000                        10000                    10000
7/31/11                 9920                         9942                     9982
1/31/12                 9826                         9878                    10155
7/31/12                10157                        10253                    10362
1/31/13                11338                        11488                    11710
7/31/13                13015                        13244                    13711

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period April 20, 2011 (commencement of trading) through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11         61                 0               0               0
8/1/11 - 7/31/12         145                 1               0               0
8/1/12 - 7/31/13         126                 3               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
4/20/11 - 7/31/11          9                 0               0               0
8/1/11 - 7/31/12         105                 2               0               0
8/1/12 - 7/31/13         116                 5               0               0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND - FMK

The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mega Cap Index (the "Mega Cap Index"). The Fund will normally invest at least 90% of its net assets in common stocks that comprise the Mega Cap Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FMK."

The Mega Cap Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P(R) US BMI universe that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark.

------------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
                                                                           AVERAGE ANNUAL                           CUMULATIVE
                                                                            TOTAL RETURNS                          TOTAL RETURNS
                                             1 Year Ended                Inception (5/11/11)                    Inception (5/11/11)
                                               7/31/13                       to 7/31/13                             to 7/31/13
FUND PERFORMANCE
NAV                                             29.42%                          8.43%                                 19.69%
Market Price                                    29.42%                          8.43%                                 19.69%

INDEX PERFORMANCE
Defined Mega Cap Index                          30.41%                          9.33%                                 21.93%
S&P 100(R) Index                                21.73%                         13.86%                                 33.42%
------------------------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FMK's one-year NAV return of +29.42% outperformed the benchmark S&P 100(R) Index return of +21.73% by +7.69%. The Consumer Discretionary sector led all sectors in the Fund in weight and contribution to return. The Fund's holdings in the sector comprised an average of 20.7% of the Fund's weight, returned +44.8%, and contributed +9.2% to return. General Motors Co. was a standout performer in the sector, with a return of +82.0%. The Financials sector just outperformed the Consumer Discretionary sector by returning +45.8% for the reporting period. Within the sector, Citigroup, Inc. returned +67.1% while held in the Fund this reporting period and JPMorgan Chase & Co. returned +59.1%. In the Information Technology sector, the Fund gained relative performance by being underweight (14.3% vs. 22.9%) and receiving better performance from the sector (+17.5% vs. +6.3%). Two drivers of the outperformance were the Fund's underweight position in Apple, Inc. (-24.3% one-year return) and overweight position in Cisco Systems, Inc. (+65.3% one-year return). Additional outperformance came from the Fund being overweight the strong-performing Consumer Discretionary sector (20.7% vs. 9.5%) relative to the benchmark.


----------------------------------------------------------
PORTFOLIO SECTOR ALLOCATION AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECTOR                               LONG-TERM INVESTMENTS
Financials                                    21.30%
Consumer Discretionary                        19.21
Energy                                        17.85
Health Care                                   15.98
Information Technology                        15.88
Industrials                                    4.53
Materials                                      1.96
Consumer Staples                               1.36
Telecommunication Services                     1.26
Utilities                                      0.67
                                             -------
    Total                                    100.00%
                                             =======


----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF JULY 31, 2013
----------------------------------------------------------
                                          % OF TOTAL
SECURITY                             LONG-TERM INVESTMENTS
Apple, Inc.                                    3.61%
Ford Motor Co.                                 3.44
Chevron Corp.                                  3.36
MetLife, Inc.                                  3.34
Phillips 66                                    3.29
Exxon Mobil Corp.                              3.27
Boeing (The) Co.                               3.24
Home Depot (The), Inc.                         3.22
American International Group, Inc.             3.21
Intel Corp.                                    3.04
                                             -------
    Total                                     33.02%
                                             =======


The Defined Mega Cap Index is the exclusive property of S&P. First Trust Portfolios L.P. has contracted with S&P to calculate and maintain the Defined Mega Cap Index. STANDARD & POOR'S and S&P are trademarks of Standard & Poor's Financial Services LLC and have been licensed to S&P Dow Jones Indices LLC and have been sub-licensed for use by First Trust Portfolios L.P. The First Trust Mega Cap AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P does not make any representation regarding the advisability of investing in the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND - FMK (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          MAY 11, 2011 - JULY 31, 2013

            First Trust Mega Cap           Defined Mega Cap           S&P 100(R)
              AlphaDEX(R) Fund                  Index                   Index
5/11/11            10000                        10000                   10000
7/31/11             9612                         9632                    9761
1/31/12             9571                         9631                   10120
7/31/12             9248                         9349                   10960
1/31/13            10467                        10619                   11784
7/31/13            11969                        12193                   13342

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 12, 2011 (commencement of trading) through July 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
5/12/11 - 7/31/11         33                 0               0               0
8/1/11 - 7/31/12         183                 0               0               0
8/1/12 - 7/31/13         128                 0               0               0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD        0.00%-0.49%      0.50%-0.99%      1.00%-1.99%      >=2.00%
5/12/11 - 7/31/11         21                 0               0               0
8/1/11 - 7/31/12          70                 0               0               0
8/1/12 - 7/31/13         122                 0               0               0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price at inception to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2013 (UNAUDITED)

As a shareholder of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund or First Trust Mega Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2013      JULY 31, 2013       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX
Actual                                              $1,000.00           $1,142.80               0.65%              $3.40
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62               0.65%              $3.21

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX
Actual                                              $1,000.00           $1,136.60               0.66%              $3.44
Hypothetical (5% return before expenses)            $1,000.00           $1,021.57               0.66%              $3.26

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX
Actual                                              $1,000.00           $1,173.90               0.70%              $3.77
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA
Actual                                              $1,000.00           $1,137.60               0.66%              $3.50
Hypothetical (5% return before expenses)            $1,000.00           $1,021.52               0.66%              $3.31

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC
Actual                                              $1,000.00           $1,146.90               0.70%              $3.73
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2013 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSE PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE        SIX-MONTH           SIX-MONTH
                                                 FEBRUARY 1, 2013      JULY 31, 2013       PERIOD (a)          PERIOD (b)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB
Actual                                              $1,000.00           $1,152.90               0.70%              $3.74
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD
Actual                                              $1,000.00           $1,136.90               0.70%              $3.71
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK
Actual                                              $1,000.00           $1,151.60               0.70%              $3.73
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY
Actual                                              $1,000.00           $1,112.20               0.70%              $3.67
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT
Actual                                              $1,000.00           $1,192.20               0.70%              $3.80
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC
Actual                                              $1,000.00           $1,147.80               0.70%              $3.73
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

FIRST TRUST MEGA CAP ALPHADEX(R) FUND - FMK
Actual                                              $1,000.00           $1,143.50               0.70%              $3.72
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32               0.70%              $3.51

(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in the Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2013 through July 31, 2013), multiplied by 181/365 (to reflect the one-half year period).

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 3.3%
      20,549  Boeing (The) Co.                $   2,159,700
      21,233  Honeywell International, Inc.       1,761,915
      24,555  L-3 Communications Holdings,
                 Inc.                             2,287,298
      15,535  Lockheed Martin Corp.               1,866,064
      25,423  Northrop Grumman Corp.              2,340,442
       7,457  Precision Castparts Corp.           1,653,366
      25,467  Raytheon Co.                        1,829,549
      13,278  Rockwell Collins, Inc.                944,995
      48,495  Textron, Inc.                       1,327,793
       4,533  United Technologies Corp.             478,549
                                              -------------
                                                 16,649,671
                                              -------------
              AIR FREIGHT & LOGISTICS -- 0.5%
       7,482  C.H. Robinson Worldwide, Inc.         446,077
      17,081  FedEx Corp.                         1,810,586
       4,868  United Parcel Service, Inc.,
                 Class B                            422,542
                                              -------------
                                                  2,679,205
                                              -------------
              AIRLINES -- 0.4%
     130,660  Southwest Airlines Co.              1,807,028
                                              -------------
              AUTO COMPONENTS -- 0.8%
      14,658  BorgWarner, Inc. (a)                1,398,813
      41,534  Delphi Automotive PLC               2,231,206
      11,770  Johnson Controls, Inc.                473,272
                                              -------------
                                                  4,103,291
                                              -------------
              AUTOMOBILES -- 0.7%
      54,440  Ford Motor Co.                        918,947
      63,201  General Motors Co. (a)              2,267,020
       7,674  Harley-Davidson, Inc.                 435,653
                                              -------------
                                                  3,621,620
                                              -------------
              BEVERAGES -- 1.1%
       6,676  Beam, Inc.                            433,873
      23,955  Coca-Cola Enterprises, Inc.           899,271
      40,398  Constellation Brands, Inc.,
                 Class A (a)                      2,104,332
      26,396  Molson Coors Brewing Co.,
                 Class B                          1,321,384
       6,933  Monster Beverage Corp. (a)            422,844
       5,147  PepsiCo, Inc.                         429,980
                                              -------------
                                                  5,611,684
                                              -------------
              BIOTECHNOLOGY -- 1.8%
       4,270  Amgen, Inc.                           462,398
       7,826  Biogen Idec, Inc. (a)               1,707,085
      14,401  Celgene Corp. (a)                   2,114,931
      32,891  Gilead Sciences, Inc. (a)           2,021,152
       9,366  Regeneron Pharmaceuticals,
                 Inc. (a)                         2,529,382
                                              -------------
                                                  8,834,948
                                              -------------
              BUILDING PRODUCTS -- 0.3%
      64,810  Masco Corp.                         1,329,901
                                              -------------

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              CAPITAL MARKETS -- 1.5%
      26,024  Ameriprise Financial, Inc.      $   2,316,136
      30,019  Bank of New York Mellon (The)
                 Corp.                              944,097
       3,277  BlackRock, Inc.                       923,983
       8,352  Goldman Sachs Group (The), Inc.     1,369,979
      39,720  Invesco Ltd.                        1,278,587
       6,458  State Street Corp.                    449,929
                                              -------------
                                                  7,282,711
                                              -------------
              CHEMICALS -- 2.4%
      13,793  Air Products & Chemicals, Inc.      1,498,472
       4,406  Airgas, Inc.                          454,743
      13,082  Dow Chemical (The) Co.                458,393
       8,024  E.I. du Pont de Nemours & Co.         462,905
      18,045  Eastman Chemical Co.                1,451,359
      19,767  Ecolab, Inc.                        1,821,331
       6,902  FMC Corp.                             456,636
       5,606  International Flavors &
                 Fragrances, Inc.                   452,292
      25,416  LyondellBasell Industries N.V.,
                 Class A                          1,746,333
       5,747  PPG Industries, Inc.                  922,049
       3,663  Praxair, Inc.                         440,183
       7,146  Sherwin-Williams (The) Co.          1,244,619
       5,234  Sigma-Aldrich Corp.                   437,353
                                              -------------
                                                 11,846,668
                                              -------------
              COMMERCIAL BANKS -- 3.0%
      24,855  BB&T Corp.                            887,075
      31,707  Comerica, Inc.                      1,348,816
      69,978  Fifth Third Bancorp                 1,345,677
     106,868  Huntington Bancshares, Inc.           913,721
     152,554  KeyCorp                             1,874,889
       7,537  M&T Bank Corp.                        880,774
      17,320  PNC Financial Services Group,
                 Inc.                             1,317,186
     132,546  Regions Financial Corp.             1,326,785
      53,354  SunTrust Banks, Inc.                1,856,186
      11,645  U.S. Bancorp                          434,591
      30,602  Wells Fargo & Co.                   1,331,187
      58,317  Zions Bancorporation                1,728,516
                                              -------------
                                                 15,245,403
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 1.3%
      42,270  ADT (The) Corp.                     1,694,182
      18,485  Cintas Corp.                          878,222
      28,679  Pitney Bowes, Inc.                    473,490
      49,626  Republic Services, Inc.             1,682,818
       7,622  Stericycle, Inc. (a)                  883,695
      20,876  Waste Management, Inc.                877,418
                                              -------------
                                                  6,489,825
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.8%
      69,286  Cisco Systems, Inc.                 1,770,257
      34,202  Harris Corp.                        1,951,908

                       See Notes to Financial Statements                 Page 31

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              COMMUNICATIONS EQUIPMENT
                 (CONTINUED)
      29,274  JDS Uniphase Corp. (a)          $     429,450
                                              -------------
                                                  4,151,615
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.1%
      94,612  Dell, Inc.                          1,198,734
      11,141  NetApp, Inc.                          458,118
      46,962  Seagate Technology PLC              1,921,215
      33,912  Western Digital Corp.               2,183,255
                                              -------------
                                                  5,761,322
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.4%
       7,095  Fluor Corp.                           443,863
      15,281  Jacobs Engineering Group,
                 Inc. (a)                           904,635
      15,914  Quanta Services, Inc. (a)             426,655
                                              -------------
                                                  1,775,153
                                              -------------
              CONSUMER FINANCE -- 1.3%
      22,522  American Express Co.                1,661,448
      26,810  Capital One Financial Corp.         1,850,426
      26,512  Discover Financial Services         1,312,609
      73,676  SLM Corp.                           1,820,534
                                              -------------
                                                  6,645,017
                                              -------------
              CONTAINERS & PACKAGING -- 0.9%
       9,840  Avery Dennison Corp.                  440,143
      21,519  Bemis Co., Inc.                       886,367
      24,682  MeadWestvaco Corp.                    912,000
      87,908  Sealed Air Corp.                    2,394,614
                                              -------------
                                                  4,633,124
                                              -------------
              DISTRIBUTORS -- 0.1%
       5,394  Genuine Parts Co.                     442,254
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 0.5%
     118,806  Apollo Group, Inc., Class A (a)     2,164,645
      15,170  H&R Block, Inc.                       476,793
                                              -------------
                                                  2,641,438
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 2.0%
      65,489  Bank of America Corp.                 956,139
      17,554  Citigroup, Inc.                       915,266
       4,744  IntercontinentalExchange,
                 Inc. (a)                           865,543
      31,901  JPMorgan Chase & Co.                1,777,843
      48,169  Leucadia National Corp.             1,292,374
      34,552  Moody's Corp.                       2,341,589
      38,527  NASDAQ OMX Group (The), Inc.        1,248,275
      10,175  NYSE Euronext                         428,978
                                              -------------
                                                  9,826,007
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.4%
      35,680  AT&T, Inc.                      $   1,258,434
      59,560  CenturyLink, Inc.                   2,135,226
     519,811  Frontier Communications Corp.       2,266,376
      16,729  Verizon Communications, Inc.          827,751
      54,607  Windstream Corp.                      455,968
                                              -------------
                                                  6,943,755
                                              -------------
              ELECTRIC UTILITIES -- 3.7%
      37,606  American Electric Power Co.,
                 Inc.                             1,743,038
      18,709  Duke Energy Corp.                   1,328,339
      43,715  Edison International                2,179,193
      30,214  Entergy Corp.                       2,039,445
      40,898  Exelon Corp.                        1,251,070
      45,104  FirstEnergy Corp.                   1,717,109
       5,166  NextEra Energy, Inc.                  447,427
      30,056  Northeast Utilities                 1,334,787
      30,356  Pinnacle West Capital Corp.         1,787,969
      55,656  PPL Corp.                           1,768,191
      28,623  Southern (The) Co.                  1,283,455
      59,427  Xcel Energy, Inc.                   1,779,839
                                              -------------
                                                 18,659,862
                                              -------------
              ELECTRICAL EQUIPMENT -- 0.6%
      31,983  Eaton Corp. PLC                     2,205,228
       7,726  Emerson Electric Co.                  474,144
       5,068  Rockwell Automation, Inc.             490,836
                                              -------------
                                                  3,170,208
                                              -------------
              ELECTRONIC EQUIPMENT, INSTRUMENTS
                 & COMPONENTS -- 2.1%
      16,206  Amphenol Corp., Class A             1,273,143
     147,945  Corning, Inc.                       2,247,284
      46,829  FLIR Systems, Inc.                  1,520,538
     103,305  Jabil Circuit, Inc.                 2,374,982
      57,408  Molex, Inc.                         1,712,481
      27,741  TE Connectivity Ltd.                1,415,901
                                              -------------
                                                 10,544,329
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 4.2%
      27,377  Baker Hughes, Inc.                  1,298,491
      13,769  Cameron International Corp. (a)       816,502
      30,599  Diamond Offshore Drilling, Inc.     2,063,596
      36,220  Ensco PLC, Class A                  2,076,855
      30,247  FMC Technologies, Inc. (a)          1,612,165
      40,376  Halliburton Co.                     1,824,591
      33,713  Helmerich & Payne, Inc.             2,130,662
     137,504  Nabors Industries Ltd.              2,116,187
      30,553  National Oilwell Varco, Inc.        2,143,904
      56,014  Noble Corp.                         2,139,735
      49,432  Rowan Cos. PLC, Class A (a)         1,697,989
      11,758  Schlumberger Ltd.                     956,278
                                              -------------
                                                 20,876,955
                                              -------------

Page 32                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              FOOD & STAPLES RETAILING --
                 2.3%
      15,226  Costco Wholesale Corp.         $    1,785,858
      22,093  CVS Caremark Corp.                  1,358,499
      36,564  Kroger (The) Co.                    1,435,868
      88,985  Safeway, Inc.                       2,294,923
      12,331  Sysco Corp.                           425,543
      28,580  Walgreen Co.                        1,436,145
      16,960  Wal-Mart Stores, Inc.               1,321,862
      24,538  Whole Foods Market, Inc.            1,363,822
                                              -------------
                                                 11,422,520
                                              -------------
              FOOD PRODUCTS -- 2.0%
      37,251  Archer-Daniels-Midland Co.          1,358,544
      37,598  Campbell Soup Co.                   1,759,586
      17,348  General Mills, Inc.                   902,096
       9,433  Hershey (The) Co.                     894,909
      10,908  Hormel Foods Corp.                    461,954
      12,241  J.M. Smucker (The) Co.              1,377,357
      19,668  Kellogg Co.                         1,302,808
      65,585  Tyson Foods, Inc., Class A          1,811,458
                                              -------------
                                                  9,868,712
                                              -------------
              GAS UTILITIES -- 0.4%
      39,302  AGL Resources, Inc.                 1,799,638
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 2.9%
      60,363  Abbott Laboratories                 2,211,097
       8,527  Becton, Dickinson & Co.               884,420
     181,684  Boston Scientific Corp. (a)         1,983,989
       3,869  C. R. Bard, Inc.                      443,387
      22,857  CareFusion Corp. (a)                  881,595
      22,100  Covidien PLC                        1,362,023
      20,557  DENTSPLY International, Inc.          881,484
      24,543  Medtronic, Inc.                     1,355,755
      18,450  St. Jude Medical, Inc.                966,596
      13,016  Stryker Corp.                         917,107
      12,481  Varian Medical Systems, Inc. (a)      904,873
      22,471  Zimmer Holdings, Inc.               1,875,879
                                              -------------
                                                 14,668,205
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 2.8%
      19,885  Aetna, Inc.                         1,276,021
      17,840  Cardinal Health, Inc.                 893,606
       5,815  Cigna Corp.                           452,582
      10,460  DaVita HealthCare Partners,
                 Inc. (a)                         1,217,649
      27,299  Express Scripts Holding Co. (a)     1,789,449
      24,944  Humana, Inc.                        2,276,389
      12,623  Laboratory Corp. of America
                 Holdings (a)                     1,221,149
      11,191  Patterson Cos., Inc.                  457,600
       6,948  Quest Diagnostics, Inc.               405,138
      25,717  UnitedHealth Group, Inc.            1,873,483
      25,720  WellPoint, Inc.                     2,200,603
                                              -------------
                                                 14,063,669
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HEALTH CARE TECHNOLOGY -- 0.2%
      17,528  Cerner Corp. (a)                $     858,872
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 1.7%
      61,390  Carnival Corp.                      2,273,272
       2,317  Chipotle Mexican Grill, Inc. (a)      955,230
      25,027  Darden Restaurants, Inc.            1,227,574
      75,593  International Game Technology       1,396,203
       4,256  McDonald's Corp.                      417,428
      25,713  Starbucks Corp.                     1,831,794
       6,065  Yum! Brands, Inc.                     442,260
                                              -------------
                                                  8,543,761
                                              -------------
              HOUSEHOLD DURABLES -- 1.5%
      19,782  D.R. Horton, Inc.                     397,618
      58,226  Garmin Ltd.                         2,333,698
      23,301  Harman International Industries,
                 Inc.                             1,410,409
      13,541  Leggett & Platt, Inc.                 425,323
      32,083  Newell Rubbermaid, Inc.               866,883
      44,385  PulteGroup, Inc. (a)                  738,123
      11,047  Whirlpool Corp.                     1,479,635
                                              -------------
                                                  7,651,689
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.2%
       4,334  Kimberly-Clark Corp.                  428,199
       5,465  Procter & Gamble (The) Co.            438,840
                                              -------------
                                                    867,039
                                              -------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS -- 0.4%
      78,848  NRG Energy, Inc.                    2,114,703
                                              -------------
              INDUSTRIAL CONGLOMERATES --
                 0.6%
       7,708  3M Co.                                905,151
      19,956  Danaher Corp.                       1,343,837
      36,306  General Electric Co.                  884,777
                                              -------------
                                                  3,133,765
                                              -------------
              INSURANCE -- 5.1%
      14,113  ACE Ltd.                            1,289,646
      21,727  Aflac, Inc.                         1,340,121
      26,247  Allstate (The) Corp.                1,338,072
      37,684  American International Group,
                 Inc. (a)                         1,714,999
      13,080  Aon PLC                               882,900
      33,089  Assurant, Inc.                      1,792,100
      11,289  Berkshire Hathaway, Inc.,
                 Class B (a)                      1,308,056
      14,918  Chubb (The) Corp.                   1,290,407
      18,347  Cincinnati Financial Corp.            899,003
      36,906  Genworth Financial, Inc.,
                 Class A (a)                        479,409
      46,180  Lincoln National Corp.              1,924,321
      21,093  Marsh & McLennan Cos., Inc.           883,164
      22,482  Principal Financial Group, Inc.       974,819
      16,559  Progressive (The) Corp.               430,700
      28,830  Prudential Financial, Inc.          2,276,705

                       See Notes to Financial Statements                 Page 33

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              INSURANCE (CONTINUED)
      19,394  Torchmark Corp.                 $   1,378,526
      21,073  Travelers (The) Cos., Inc.          1,760,649
      57,339  Unum Group                          1,814,206
      55,551  XL Group PLC                        1,741,524
                                              -------------
                                                 25,519,327
                                              -------------
              INTERNET & CATALOG RETAIL --
                 1.6%
       3,029  Amazon.com, Inc. (a)                  912,395
       7,001  Expedia, Inc.                         329,957
       9,974  Netflix, Inc. (a)                   2,435,850
       2,043  priceline.com, Inc. (a)             1,788,994
      34,585  TripAdvisor, Inc. (a)               2,594,567
                                              -------------
                                                  8,061,763
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 0.8%
      19,787  Akamai Technologies, Inc. (a)         933,946
       2,393  Google, Inc., Class A (a)           2,124,027
      33,533  Yahoo!, Inc. (a)                      941,942
                                              -------------
                                                  3,999,915
                                              -------------
              IT SERVICES -- 2.6%
       5,856  Accenture PLC, Class A                432,231
      12,225  Automatic Data Processing, Inc.       881,300
      38,485  Computer Sciences Corp.             1,834,195
      29,482  Fidelity National Information
                 Services, Inc.                   1,272,443
       4,402  International Business Machines
                 Corp.                              858,566
       1,460  MasterCard, Inc., Class A             891,491
      11,533  Paychex, Inc.                         454,862
     151,134  SAIC, Inc.                          2,310,839
      68,802  Total System Services, Inc.         1,885,863
       6,918  Visa, Inc., Class A                 1,224,555
      49,213  Western Union Co.                     883,865
                                              -------------
                                                 12,930,210
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.3%
       9,395  Hasbro, Inc.                          432,170
      27,874  Mattel, Inc.                        1,171,544
                                              -------------
                                                  1,603,714
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 1.0%
      22,752  Life Technologies Corp. (a)         1,697,300
      12,956  PerkinElmer, Inc.                     441,670
      24,874  Thermo Fisher Scientific, Inc.      2,266,270
       4,214  Waters Corp. (a)                      425,361
                                              -------------
                                                  4,830,601
                                              -------------
              MACHINERY -- 2.9%
      15,317  Caterpillar, Inc.                   1,269,932
      10,359  Deere & Co.                           860,522


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              MACHINERY (CONTINUED)
      16,262  Dover Corp.                     $   1,392,678
       7,798  Flowserve Corp.                       441,991
      12,173  Illinois Tool Works, Inc.             876,943
      15,165  Ingersoll-Rand PLC                    925,823
      43,385  Joy Global, Inc.                    2,147,557
      15,692  PACCAR, Inc.                          882,989
      13,240  Parker Hannifin Corp.               1,367,427
      36,490  Pentair Ltd.                        2,228,809
      14,128  Snap-on, Inc.                       1,340,041
      31,262  Xylem, Inc.                           779,362
                                              -------------
                                                 14,514,074
                                              -------------
              MEDIA -- 4.0%
      25,851  CBS Corp., Class B                  1,365,967
      20,101  Comcast Corp., Class A                906,153
      34,171  DIRECTV (a)                         2,161,999
       5,451  Discovery Communications, Inc.,
                 Class A (a)                        434,554
      86,072  Gannett Co., Inc.                   2,217,215
     144,692  Interpublic Group of Cos. (The),
                 Inc.                             2,380,183
      26,786  Omnicom Group, Inc.                 1,721,536
       6,302  Scripps Networks Interactive,
                 Class A                            445,993
      18,712  Time Warner Cable, Inc.             2,134,478
      14,565  Time Warner, Inc.                     906,817
      58,533  Twenty-First Century Fox, Inc.      1,748,966
      12,377  Viacom, Inc., Class B                 900,674
      26,673  Walt Disney (The) Co.               1,724,409
       1,734  Washington Post (The) Co.,
                 Class B                            931,782
                                              -------------
                                                 19,980,726
                                              -------------
              METALS & MINING -- 2.1%
     269,212  Alcoa, Inc.                         2,140,235
      48,013  Allegheny Technologies, Inc.        1,323,719
      76,244  Freeport-McMoRan Copper &
                 Gold, Inc.                       2,156,180
      70,287  Newmont Mining Corp.                2,108,610
       9,720  Nucor Corp.                           454,702
     120,097  United States Steel Corp.           2,083,683
                                              -------------
                                                 10,267,129
                                              -------------
              MULTILINE RETAIL -- 1.8%
      16,701  Dollar General Corp. (a)              913,044
      24,845  Dollar Tree, Inc. (a)               1,332,934
       6,757  Family Dollar Stores, Inc.            464,611
      41,675  Kohl's Corp.                        2,207,942
      26,309  Macy's, Inc.                        1,271,777
      28,097  Nordstrom, Inc.                     1,720,660
      18,345  Target Corp.                        1,307,081
                                              -------------
                                                  9,218,049
                                              -------------

Page 34                See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              MULTI-UTILITIES -- 3.6%
      35,852  CenterPoint Energy, Inc.        $     889,847
      46,488  CMS Energy Corp.                    1,301,199
      28,884  Consolidated Edison, Inc.           1,730,152
      25,132  DTE Energy Co.                      1,776,832
      35,966  Integrys Energy Group, Inc.         2,258,665
      44,099  NiSource, Inc.                      1,354,721
      36,824  PG&E Corp.                          1,689,853
      51,568  Public Service Enterprise Group,
                 Inc.                             1,742,483
      34,301  SCANA Corp.                         1,780,565
      10,298  Sempra Energy                         902,414
      97,977  TECO Energy, Inc.                   1,731,253
      20,543  Wisconsin Energy Corp.                893,210
                                              -------------
                                                 18,051,194
                                              -------------
              OFFICE ELECTRONICS -- 0.4%
     232,116  Xerox Corp.                         2,251,525
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 8.4%
       9,796  Anadarko Petroleum Corp.              867,142
      25,113  Apache Corp.                        2,015,318
      23,717  Cabot Oil & Gas Corp.               1,798,223
      61,986  Chesapeake Energy Corp.             1,444,274
      17,791  Chevron Corp.                       2,239,709
      34,799  ConocoPhillips                      2,257,063
      62,145  CONSOL Energy, Inc.                 1,928,359
       6,399  EOG Resources, Inc.                   930,991
      21,225  EQT Corp.                           1,835,962
      23,297  Exxon Mobil Corp.                   2,184,094
      31,659  Hess Corp.                          2,357,329
      60,874  Marathon Oil Corp.                  2,213,379
      29,630  Marathon Petroleum Corp.            2,172,768
      34,574  Murphy Oil Corp.                    2,341,351
      21,040  Noble Energy, Inc.                  1,314,790
      23,588  Occidental Petroleum Corp.          2,100,511
      35,732  Phillips 66                         2,197,518
      14,546  Pioneer Natural Resources Co.       2,251,139
      45,464  QEP Resources, Inc.                 1,386,197
       5,443  Range Resources Corp.                 430,541
      32,187  Tesoro Corp.                        1,829,831
      60,544  Valero Energy Corp.                 2,165,659
      88,918  WPX Energy, Inc. (a)                1,708,115
                                              -------------
                                                 41,970,263
                                              -------------
              PAPER & FOREST PRODUCTS -- 0.2%
      18,999  International Paper Co.               917,842
                                              -------------
              PERSONAL PRODUCTS -- 0.1%
       6,406  Estee Lauder (The) Cos., Inc.,
                 Class A                            420,554
                                              -------------
              PHARMACEUTICALS -- 1.4%
      16,682  Actavis, Inc. (a)                   2,239,892
       5,005  Allergan, Inc.                        456,056
       9,423  Bristol-Myers Squibb Co.              407,450
       9,803  Johnson & Johnson                     916,580
      54,276  Mylan, Inc. (a)                     1,821,503


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              PHARMACEUTICALS (CONTINUED)
       3,481  Perrigo Co.                     $     433,002
      30,059  Pfizer, Inc.                          878,625
                                              -------------
                                                  7,153,108
                                              -------------
              PROFESSIONAL SERVICES -- 0.4%
       8,641  Dun & Bradstreet (The) Corp.          895,467
       7,138  Equifax, Inc.                         451,336
      12,672  Robert Half International, Inc.       471,905
                                              -------------
                                                  1,818,708
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 0.1%
      14,783  Weyerhaeuser Co.                      419,837
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.2%
      54,069  CBRE Group, Inc., Class A (a)       1,252,779
                                              -------------
              ROAD & RAIL -- 1.4%
      72,626  CSX Corp.                           1,801,851
       3,978  Kansas City Southern                  428,630
      23,184  Norfolk Southern Corp.              1,696,141
      27,711  Ryder System, Inc.                  1,713,648
       8,183  Union Pacific Corp.                 1,297,742
                                              -------------
                                                  6,938,012
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 2.7%
      25,532  Altera Corp.                          907,918
       9,350  Analog Devices, Inc.                  461,516
      56,476  Applied Materials, Inc.               921,124
      47,061  First Solar, Inc. (a)               2,317,284
      37,988  Lam Research Corp. (a)              1,869,769
      58,965  LSI Corp. (a)                         458,748
      11,305  Microchip Technology, Inc.            449,261
     146,910  Micron Technology, Inc. (a)         1,946,557
     150,057  NVIDIA Corp.                        2,165,322
      47,935  Teradyne, Inc. (a)                    790,448
      24,143  Texas Instruments, Inc.               946,406
      10,625  Xilinx, Inc.                          496,081
                                              -------------
                                                 13,730,434
                                              -------------
              SOFTWARE -- 0.8%
       9,238  Adobe Systems, Inc. (a)               436,772
      58,828  CA, Inc.                            1,749,545
      24,383  Microsoft Corp.                       776,111
      37,479  Symantec Corp.                        999,940
                                              -------------
                                                  3,962,368
                                              -------------
              SPECIALTY RETAIL -- 4.6%
      46,520  Abercrombie & Fitch Co.,
                 Class A                          2,319,952
      29,114  AutoNation, Inc. (a)                1,394,561
       1,982  AutoZone, Inc. (a)                    889,086
      23,755  Bed Bath & Beyond, Inc. (a)         1,816,545
      45,609  CarMax, Inc. (a)                    2,236,665
      50,451  Gap (The), Inc.                     2,315,701
      27,180  Home Depot (The), Inc.              2,148,035
      17,094  L Brands, Inc.                        953,332

                       See Notes to Financial Statements                 Page 35

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              SPECIALTY RETAIL (CONTINUED)
      30,878  Lowe's Cos., Inc.               $   1,376,541
      14,949  O'Reilly Automotive, Inc. (a)       1,872,512
       6,281  PetSmart, Inc.                        459,895
      19,487  Ross Stores, Inc.                   1,314,788
      17,338  Tiffany & Co.                       1,378,544
      33,649  TJX (The) Cos., Inc.                1,751,094
      20,944  Urban Outfitters, Inc. (a)            891,377
                                              -------------
                                                 23,118,628
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 1.6%
      12,223  Fossil Group, Inc. (a)              1,343,308
      26,448  NIKE, Inc., Class B                 1,664,108
      16,830  PVH Corp.                           2,218,026
       2,424  Ralph Lauren Corp.                    441,313
      10,899  VF Corp.                            2,147,103
                                              -------------
                                                  7,813,858
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.1%
      28,263  People's United Financial, Inc.       423,945
                                              -------------
              TOBACCO -- 0.1%
       9,644  Lorillard, Inc.                       410,159
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.4%
       8,349  W.W. Grainger, Inc.                 2,188,607
                                              -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.1%
       5,823  Crown Castle International
                 Corp. (a)                          409,066
                                              -------------
              TOTAL COMMON STOCKS -- 100.0%     500,741,962
              (Cost $431,346,463)

              MONEY MARKET FUND -- 0.0%
     259,197  Morgan Stanley Institutional
                 Liquidity Fund - Treasury
                 Portfolio - Institutional
                 Class - 0.03% (b)                  259,197
              (Cost $259,197)                 -------------

              TOTAL INVESTMENTS -- 100.0%     $ 501,001,159
              (Cost $431,605,660) (c)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%               (172,518)
                                              -------------
              NET ASSETS -- 100.0%            $ 500,828,641
                                              =============




(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $438,678,197. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $67,400,092 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,077,130.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $500,741,962    $    --       $    --
Money Market Fund          259,197         --            --
                      --------------------------------------
Total Investments     $501,001,159    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

Page 36                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 99.9%
              AEROSPACE & DEFENSE -- 2.5%
      30,829  Alliant Techsystems, Inc.       $   2,870,180
      40,238  B/E Aerospace, Inc. (a)             2,804,991
      21,066  Esterline Technologies Corp. (a)    1,715,615
     147,247  Exelis, Inc.                        2,176,310
       8,987  Huntington Ingalls Industries,
                 Inc.                               558,812
      25,654  Triumph Group, Inc.                 2,012,813
                                              -------------
                                                 12,138,721
                                              -------------
              AIRLINES -- 0.9%
      29,286  Alaska Air Group, Inc. (a)          1,791,425
     402,884  JetBlue Airways Corp. (a)           2,634,861
                                              -------------
                                                  4,426,286
                                              -------------
              AUTO COMPONENTS -- 0.1%
      22,024  Gentex Corp.                          497,302
                                              -------------
              AUTOMOBILES -- 0.6%
      51,610  Thor Industries, Inc.               2,789,521
                                              -------------
              BIOTECHNOLOGY -- 0.7%
      30,849  United Therapeutics Corp. (a)       2,308,739
      12,712  Vertex Pharmaceuticals, Inc. (a)    1,014,418
                                              -------------
                                                  3,323,157
                                              -------------
              BUILDING PRODUCTS -- 1.0%
      65,518  Fortune Brands Home & Security,
                 Inc.                             2,706,549
      31,461  Lennox International, Inc.          2,259,529
                                              -------------
                                                  4,966,078
                                              -------------
              CAPITAL MARKETS -- 2.0%
      12,386  Affiliated Managers Group,
                 Inc. (a)                         2,233,815
     196,758  Apollo Investment Corp.             1,599,642
      18,519  Federated Investors, Inc.,
                 Class B (b)                        537,607
     238,607  Janus Capital Group, Inc.           2,235,748
      23,622  Raymond James Financial, Inc.       1,041,022
      35,712  SEI Investments Co.                 1,128,856
      23,340  Waddell & Reed Financial, Inc.,
                 Class A                          1,191,740
                                              -------------
                                                  9,968,430
                                              -------------
              CHEMICALS -- 3.2%
      16,299  Albemarle Corp.                     1,010,701
      18,238  Ashland, Inc.                       1,583,788
      67,830  Cabot Corp.                         2,782,386
      13,860  Cytec Industries, Inc.              1,079,694
     133,238  Intrepid Potash, Inc.               1,702,782
      36,839  Minerals Technologies, Inc.         1,694,594
      84,890  Olin Corp.                          2,071,316
      31,788  RPM International, Inc.             1,120,209
      50,173  Sensient Technologies Corp.         2,208,114
       7,849  Valspar (The) Corp.                   534,674
                                              -------------
                                                 15,788,258
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMERCIAL BANKS -- 4.5%
      97,936  Associated Banc-Corp.           $   1,659,036
      28,679  BancorpSouth, Inc.                    563,542
      24,032  City National Corp.                 1,670,945
      11,654  Commerce Bancshares, Inc.             531,772
       7,603  Cullen/Frost Bankers, Inc.            547,720
      36,918  East West Bancorp, Inc.             1,138,182
      45,324  First Horizon National Corp.          558,845
     100,821  First Niagara Financial Group,
                 Inc.                             1,077,777
      25,344  FirstMerit Corp.                      568,213
      88,438  Fulton Financial Corp.              1,113,434
      50,646  Hancock Holding Co.                 1,659,163
      44,962  International Bancshares Corp.      1,088,530
       9,801  Prosperity Bancshares, Inc.           578,455
      12,228  Signature Bank (a)                  1,119,473
      24,370  SVB Financial Group (a)             2,125,551
     347,695  Synovus Financial Corp.             1,157,824
      71,598  TCF Financial Corp.                 1,091,154
      41,306  Trustmark Corp.                     1,114,023
     107,208  Valley National Bancorp (b)         1,109,603
      59,304  Webster Financial Corp.             1,615,441
                                              -------------
                                                 22,088,683
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 1.7%
      39,800  Brink's (The) Co.                   1,063,854
      58,601  Deluxe Corp.                        2,403,227
      56,257  Herman Miller, Inc.                 1,581,384
      10,905  Mine Safety Appliances Co.            579,383
      19,599  Rollins, Inc.                         499,774
      49,357  Waste Connections, Inc.             2,135,184
                                              -------------
                                                  8,262,806
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.9%
     104,559  Ciena Corp. (a)                     2,306,572
      22,739  InterDigital, Inc.                    903,420
      23,117  Plantronics, Inc.                   1,074,709
                                              -------------
                                                  4,284,701
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.6%
      57,818  3D Systems Corp. (a) (b)            2,730,744
      66,422  Lexmark International, Inc.,
                 Class A                          2,490,161
      76,938  NCR Corp. (a)                       2,769,768
                                              -------------
                                                  7,990,673
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.7%
      34,115  Granite Construction, Inc.          1,031,979
      53,752  URS Corp.                           2,499,468
                                              -------------
                                                  3,531,447
                                              -------------
              CONSTRUCTION MATERIALS -- 0.4%
      22,980  Eagle Materials, Inc.               1,550,690
       5,158  Martin Marietta Materials, Inc.       513,737
                                              -------------
                                                  2,064,427
                                              -------------

                       See Notes to Financial Statements                 Page 37

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              CONTAINERS & PACKAGING -- 2.1%
      18,390  AptarGroup, Inc.                $   1,073,792
      28,913  Greif, Inc., Class A                1,599,467
      51,842  Packaging Corp. of America          2,788,581
      20,330  Rock Tenn Co., Class A              2,324,736
      10,810  Silgan Holdings, Inc.                 521,474
      44,052  Sonoco Products Co.                 1,695,562
                                              -------------
                                                 10,003,612
                                              -------------
              DISTRIBUTORS -- 0.5%
      98,570  LKQ Corp. (a)                       2,569,720
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.6%
      81,823  DeVry, Inc.                         2,461,236
      26,930  Matthews International Corp.,
                 Class A                          1,041,652
     140,774  Service Corp. International         2,670,483
      41,584  Strayer Education, Inc. (b)         1,840,508
                                              -------------
                                                  8,013,879
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.7%
      43,537  CBOE Holdings, Inc.                 2,181,204
      30,517  MSCI, Inc. (a)                      1,069,621
                                              -------------
                                                  3,250,825
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.1%
      18,039  tw telecom, Inc. (a)                  537,201
                                              -------------
              ELECTRIC UTILITIES -- 3.2%
      32,799  Cleco Corp.                         1,591,080
     112,607  Great Plains Energy, Inc.           2,723,963
      60,171  Hawaiian Electric Industries,
                 Inc.                             1,604,159
      42,515  IDACORP, Inc.                       2,243,517
      86,553  NV Energy, Inc.                     2,045,247
      29,773  OGE Energy Corp.                    1,113,510
      91,507  PNM Resources, Inc.                 2,148,584
      63,534  Westar Energy, Inc.                 2,134,107
                                              -------------
                                                 15,604,167
                                              -------------
              ELECTRICAL EQUIPMENT -- 1.1%
      20,166  Acuity Brands, Inc.                 1,744,359
      12,000  AMETEK, Inc.                          555,360
      10,255  Hubbell, Inc., Class B              1,100,874
      31,315  Regal-Beloit Corp.                  2,025,454
                                              -------------
                                                  5,426,047
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 2.9%
      63,694  Arrow Electronics, Inc. (a)         2,907,631
      75,540  Avnet, Inc. (a)                     2,845,592
     133,657  Ingram Micro, Inc., Class A (a)     3,051,389
      53,901  Tech Data Corp. (a)                 2,767,278
     182,734  Vishay Intertechnology, Inc. (a)    2,629,542
                                              -------------
                                                 14,201,432
                                              -------------

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              ENERGY EQUIPMENT & SERVICES --
                 4.6%
      48,764  Atwood Oceanics, Inc. (a)      $    2,747,364
      30,113  CARBO Ceramics, Inc. (b)            2,645,728
       8,463  Dresser-Rand Group, Inc. (a)          515,143
      16,867  Dril-Quip, Inc. (a)                 1,533,379
      35,154  Oceaneering International, Inc.     2,850,638
      27,397  Oil States International,
                 Inc. (a)                         2,663,810
     131,138  Patterson-UTI Energy, Inc.          2,592,598
      97,847  Superior Energy Services,
                 Inc. (a)                         2,506,840
      35,641  Tidewater, Inc.                     2,102,463
      47,688  Unit Corp. (a)                      2,149,775
                                              -------------
                                                 22,307,738
                                              -------------
              FOOD & STAPLES RETAILING -- 0.6%
      32,499  Harris Teeter Supermarkets, Inc.    1,598,301
      18,805  United Natural Foods, Inc. (a)      1,101,973
                                              -------------
                                                  2,700,274
                                              -------------
              FOOD PRODUCTS -- 2.2%
      50,663  Dean Foods Co. (a)                    552,227
     115,110  Flowers Foods, Inc.                 2,642,926
      33,815  Green Mountain Coffee Roasters,
                 Inc. (a) (b)                     2,609,842
       7,737  Ingredion, Inc.                       519,926
       6,509  Lancaster Colony Corp.                540,442
      23,253  Post Holdings, Inc. (a)             1,078,707
      31,001  Smithfield Foods, Inc. (a)          1,029,233
      47,920  Tootsie Roll Industries,
                 Inc. (b)                         1,622,571
                                              -------------
                                                 10,595,874
                                              -------------
              GAS UTILITIES -- 1.5%
      37,090  Atmos Energy Corp.                  1,640,862
      17,520  National Fuel Gas Co.               1,135,822
      21,284  Questar Corp.                         507,836
      38,940  UGI Corp.                           1,635,091
      46,982  WGL Holdings, Inc.                  2,159,762
                                              -------------
                                                  7,079,373
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 1.6%
      17,057  Cooper (The) Cos., Inc.             2,172,209
      60,289  Hill-Rom Holdings, Inc.             2,234,913
      23,944  Masimo Corp.                          557,656
      11,249  ResMed, Inc. (b)                      536,015
      35,516  STERIS Corp.                        1,598,930
       6,551  Teleflex, Inc.                        520,346
                                              -------------
                                                  7,620,069
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 2.7%
      43,314  Community Health Systems, Inc.      1,995,043
      32,292  Health Management Associates,
                 Inc., Class A (a)                  435,296
      15,904  Henry Schein, Inc. (a)              1,651,312
      51,970  LifePoint Hospitals, Inc. (a)       2,554,845
      16,630  MEDNAX, Inc. (a)                    1,620,095
      10,640  Omnicare, Inc.                        561,686

Page 38                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE PROVIDERS &
                 SERVICES (CONTINUED)
      30,010  Owens & Minor, Inc.             $   1,079,160
      22,744  Universal Health Services, Inc.,
                 Class B                          1,590,943
      27,414  WellCare Health Plans, Inc. (a)     1,673,076
                                              -------------
                                                 13,161,456
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 3.8%
      35,990  Bally Technologies, Inc. (a)        2,579,763
      32,417  Bob Evans Farms, Inc.               1,647,432
      38,623  Brinker International, Inc.         1,550,713
      48,474  Cheesecake Factory (The), Inc.      2,057,237
      43,648  Domino's Pizza, Inc.                2,731,492
      48,392  International Speedway Corp.,
                 Class A                          1,638,069
      30,391  Life Time Fitness, Inc. (a)         1,619,536
      10,920  Panera Bread Co., Class A (a)       1,824,186
      87,074  Wendy's (The) Co.                     619,096
      79,597  WMS Industries, Inc. (a)            2,049,623
                                              -------------
                                                 18,317,147
                                              -------------
              HOUSEHOLD DURABLES -- 1.7%
      46,412  Jarden Corp. (a)                    2,110,354
     103,440  KB Home (b)                         1,836,060
      13,537  Mohawk Industries, Inc. (a)         1,610,768
         554  NVR, Inc. (a)                         512,782
      23,128  Tempur Sealy International,
                 Inc. (a)                           917,025
      13,068  Tupperware Brands Corp.             1,101,371
                                              -------------
                                                  8,088,360
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.2%
      10,102  Energizer Holdings, Inc.            1,028,384
                                              -------------
              INDUSTRIAL CONGLOMERATES -- 0.5%
      32,587  Carlisle Cos., Inc.                 2,207,443
                                              -------------
              INSURANCE -- 5.9%
       5,297  Alleghany Corp. (a)                 2,139,352
      41,515  American Financial Group, Inc.      2,145,910
      46,475  Arthur J. Gallagher & Co.           2,062,561
      68,434  Aspen Insurance Holdings Ltd.       2,565,591
      31,490  Brown & Brown, Inc.                 1,038,855
      19,789  Everest Re Group, Ltd.              2,642,425
     106,602  Fidelity National Financial,
                 Inc., Class A                    2,609,617
      46,064  First American Financial Corp.      1,047,035
      10,375  Hanover Insurance Group, (The),
                 Inc.                               558,486
      47,101  HCC Insurance Holdings, Inc.        2,097,408
      29,643  Kemper Corp.                        1,036,023
      11,547  Mercury General Corp.                 510,377
      27,117  Primerica, Inc.                     1,112,882
      39,649  Protective Life Corp.               1,717,991
      29,382  Reinsurance Group of America,
                 Inc.                             2,000,620


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              INSURANCE (CONTINUED)
      30,821  StanCorp Financial Group, Inc.  $   1,636,287
      37,271  W. R. Berkley Corp.                 1,579,172
                                              -------------
                                                 28,500,592
                                              -------------
              INTERNET & CATALOG RETAIL --
                 0.1%
       9,450  HSN, Inc.                             567,567
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 1.4%
      69,577  AOL, Inc.                           2,563,217
     516,939  Monster Worldwide, Inc. (a)         2,956,891
      61,707  ValueClick, Inc. (a)                1,508,119
                                              -------------
                                                  7,028,227
                                              -------------
              IT SERVICES -- 4.5%
      89,530  Acxiom Corp. (a)                    2,307,188
      11,217  Alliance Data Systems Corp. (a)     2,218,498
      57,295  Broadridge Financial Solutions,
                 Inc.                             1,658,117
      29,124  Convergys Corp.                       551,317
      21,909  CoreLogic, Inc. (a)                   611,261
      38,851  DST Systems, Inc.                   2,720,736
      26,722  Gartner, Inc. (a)                   1,603,587
      10,960  Global Payments, Inc.                 507,558
      21,541  Jack Henry & Associates, Inc.       1,040,430
      62,769  Lender Processing Services, Inc.    2,051,291
      97,173  ManTech International Corp.,
                 Class A                          2,870,491
      41,711  NeuStar, Inc., Class A (a)          2,339,153
      60,398  VeriFone Systems, Inc. (a)          1,151,790
                                              -------------
                                                 21,631,417
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.4%
      16,031  Polaris Industries, Inc.            1,797,716
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.9%
      13,574  Bio-Rad Laboratories, Inc.,
                 Class A (a)                      1,655,893
      26,668  Covance, Inc. (a)                   2,200,110
       7,349  Techne Corp.                          541,915
                                              -------------
                                                  4,397,918
                                              -------------
              MACHINERY -- 5.2%
      50,571  AGCO Corp.                          2,844,619
       9,723  CLARCOR, Inc.                         534,571
       8,472  Crane Co.                             515,945
      14,236  Donaldson Co., Inc.                   516,055
      32,123  Graco, Inc.                         2,241,543
      18,868  IDEX Corp.                          1,125,476
      86,303  ITT Corp.                           2,696,106
      65,365  Kennametal, Inc.                    2,832,919
      17,728  Lincoln Electric Holdings, Inc.     1,046,661
      21,972  Nordson Corp.                       1,585,499
      40,108  Oshkosh Corp. (a)                   1,797,641
      19,302  Terex Corp. (a)                       569,023
       9,021  Timken (The) Co.                      527,007

                       See Notes to Financial Statements                 Page 39

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              MACHINERY (CONTINUED)
      66,030  Trinity Industries, Inc.        $   2,599,601
       3,547  Valmont Industries, Inc.              495,303
      38,003  Wabtec Corp.                        2,206,454
      25,382  Woodward, Inc.                      1,038,631
                                              -------------
                                                 25,173,054
                                              -------------
              MARINE -- 0.6%
      19,146  Kirby Corp. (a)                     1,617,071
      40,610  Matson, Inc.                        1,150,075
                                              -------------
                                                  2,767,146
                                              -------------
              MEDIA -- 2.8%
      31,043  AMC Networks, Inc., Class A (a)     2,118,995
      50,650  John Wiley & Sons, Inc.,
                 Class A                          2,285,835
      11,697  Lamar Advertising Co.,
                 Class A (a)                        506,831
      21,284  Meredith Corp.                      1,011,416
     183,593  New York Times (The) Co.,
                 Class A (a)                      2,236,163
      86,657  Scholastic Corp.                    2,643,038
     103,219  Valassis Communications,
                 Inc. (b)                         2,955,160
                                              -------------
                                                 13,757,438
                                              -------------
              METALS & MINING -- 2.4%
      33,790  Carpenter Technology Corp.          1,766,541
     137,477  Commercial Metals Co.               2,129,519
      38,716  Reliance Steel & Aluminum Co.       2,717,863
     136,186  Steel Dynamics, Inc.                2,119,054
      80,043  Worthington Industries, Inc.        2,863,138
                                              -------------
                                                 11,596,115
                                              -------------
              MULTILINE RETAIL -- 0.8%
      80,500  Big Lots, Inc. (a)                  2,908,465
      74,433  Saks, Inc. (a)                      1,192,417
                                              -------------
                                                  4,100,882
                                              -------------
              MULTI-UTILITIES -- 1.1%
      30,204  Alliant Energy Corp.                1,599,906
      31,239  Black Hills Corp.                   1,657,229
      60,022  Vectren Corp.                       2,222,014
                                              -------------
                                                  5,479,149
                                              -------------
              OFFICE ELECTRONICS -- 0.3%
      35,058  Zebra Technologies Corp.,
                  Class A (a)                     1,618,628
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 2.8%
     100,422  Bill Barrett Corp. (a) (b)          2,251,461
      39,055  Cimarex Energy Co.                  2,984,974
      48,568  Energen Corp.                       2,908,737
      11,867  HollyFrontier Corp.                   540,542
      59,693  Rosetta Resources, Inc. (a)         2,722,598
      16,927  SM Energy Co.                       1,163,393
      25,394  World Fuel Services Corp.             983,763
                                              -------------
                                                 13,555,468
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              PAPER & FOREST PRODUCTS -- 0.7%
      38,168  Domtar Corp.                    $   2,653,057
      34,322  Louisiana-Pacific Corp. (a)           558,076
                                              -------------
                                                  3,211,133
                                              -------------
              PHARMACEUTICALS -- 0.4%
      55,194  Endo Health Solutions, Inc. (a)     2,122,761
                                              -------------
              PROFESSIONAL SERVICES -- 0.9%
      40,148  Corporate Executive Board
                 (The) Co.                        2,707,179
       9,264  Manpowergroup, Inc.                   619,484
      12,390  Towers Watson & Co., Class A        1,043,610
                                              -------------
                                                  4,370,273
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 1.1%
       3,195  Essex Property Trust, Inc.            515,321
      36,321  Extra Space Storage, Inc.           1,527,298
       9,576  Kilroy Realty Corp.                   501,208
      49,093  OMEGA Healthcare Investors, Inc.    1,562,630
       9,164  Rayonier, Inc.                        535,544
      19,577  Senior Housing Properties Trust       492,362
                                              -------------
                                                  5,134,363
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.1%
       5,570  Jones Lang LaSalle, Inc.              507,037
                                              -------------
              ROAD & RAIL -- 1.2%
      26,059  Con-way, Inc.                       1,080,145
      11,966  Genesee & Wyoming, Inc.,
                 Class A (a)                      1,072,872
      14,054  J.B. Hunt Transport Services,
                 Inc.                             1,053,066
       9,856  Landstar System, Inc.                 532,815
      84,010  Werner Enterprises, Inc.            2,021,281
                                              -------------
                                                  5,760,179
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.6%
      39,745  Cree, Inc. (a)                      2,778,176
      73,570  Fairchild Semiconductor
                 International, Inc. (a)            928,453
      63,934  Integrated Device Technology,
                 Inc. (a)                           576,045
     284,655  RF Micro Devices, Inc. (a)          1,477,359
      43,475  Semtech Corp. (a)                   1,315,119
      12,260  Silicon Laboratories, Inc. (a)        478,876
                                              -------------
                                                  7,554,028
                                              -------------
              SOFTWARE -- 1.9%
      57,916  Advent Software, Inc.               1,704,468
      70,114  Cadence Design Systems, Inc. (a)    1,022,262
       6,689  CommVault Systems, Inc. (a)           564,752
      18,713  Concur Technologies, Inc. (a)       1,663,399
       4,980  FactSet Research Systems,
                 Inc. (b)                           543,716
      11,076  Fair Isaac Corp.                      553,357
      51,933  Mentor Graphics Corp.               1,066,184

Page 40                See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              SOFTWARE (CONTINUED)
      11,764  MICROS Systems, Inc. (a)        $     573,260
      42,598  Synopsys, Inc. (a)                  1,577,830
                                              -------------
                                                  9,269,228
                                              -------------
              SPECIALTY RETAIL -- 6.0%
      90,617  Aaron's, Inc.                       2,597,083
      12,509  Advance Auto Parts, Inc.            1,031,868
      45,871  ANN, Inc. (a)                       1,554,568
      29,090  Ascena Retail Group, Inc. (a)         555,328
      95,420  Barnes & Noble, Inc. (a)            1,703,247
      39,194  Cabela's, Inc. (a)                  2,690,276
      29,755  Chico's FAS, Inc.                     509,703
      82,381  CST Brands, Inc. (a)                2,686,444
      20,282  Dick's Sporting Goods, Inc.         1,042,698
      28,900  Foot Locker, Inc.                   1,044,157
      49,078  Guess?, Inc.                        1,652,947
     393,515  Office Depot, Inc. (a)              1,703,920
      67,595  Rent-A-Center, Inc.                 2,703,124
      30,113  Signet Jewelers Ltd.                2,201,562
      21,582  Tractor Supply Co.                  2,614,228
      45,413  Williams-Sonoma, Inc.               2,673,009
                                              -------------
                                                 28,964,162
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 2.1%
      34,267  Carter's, Inc.                      2,443,922
      40,200  Deckers Outdoor Corp. (a)           2,204,166
      49,362  Hanesbrands, Inc.                   3,132,513
      34,007  Under Armour, Inc., Class A (a)     2,282,890
                                              -------------
                                                 10,063,491
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.7%
      94,180  Astoria Financial Corp.             1,148,996
     108,779  New York Community Bancorp, Inc.    1,650,178
      26,887  Washington Federal, Inc.              584,792
                                              -------------
                                                  3,383,966
                                              -------------
              TOBACCO -- 0.5%
      43,874  Universal Corp.                     2,689,476
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.9%
      32,108  GATX Corp.                          1,450,639
      30,514  United Rentals, Inc. (a)            1,749,062
      12,093  Watsco, Inc.                        1,128,882
                                              -------------
                                                  4,328,583
                                              -------------
              WATER UTILITIES -- 0.2%
      32,448  Aqua America, Inc.                  1,098,689
                                              -------------
              TOTAL COMMON STOCKS -- 99.9%      485,262,177
              (Cost $419,497,634)             -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              MONEY MARKET FUND -- 0.2%
     779,874  Morgan Stanley Institutional
                 Liquidity Fund - Treasury
                 Portfolio - Institutional
                 Class - 0.03% (c)            $     779,874
              (Cost $779,874)                 -------------

              COLLATERAL FOR SECURITIES ON
                 LOAN -- 2.8%
              MONEY MARKET FUND -- 0.6%
   2,827,114  Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class - 0.001%
                 (c)                              2,827,114
              (Cost $2,827,114)

 PRINCIPAL
   VALUE
------------
              REPURCHASE AGREEMENT -- 2.2%
$ 10,882,705  JPMorgan Chase & Co., 0.02% (c),
                 dated 07/31/13, due 08/01/13,
                 with a maturity value of
                 $10,882,711. Collateralized
                 by U.S. Treasury Note,
                 interest rate of 2.375%, due
                 08/31/14. The value of the
                 collateral including accrued
                 interest is $11,101,745.        10,882,705
              (Cost $10,882,705)              -------------

              TOTAL COLLATERAL FOR SECURITIES
                 ON LOAN - 2.8%                  13,709,819
              (Cost $13,709,819)              -------------

              TOTAL INVESTMENTS -- 102.9%       499,751,870
              (Cost $433,987,327) (d)
              NET OTHER ASSETS AND
                 LIABILITIES -- (2.9)%          (14,296,310)
                                              -------------
              NET ASSETS -- 100.0%            $ 485,455,560
                                              =============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $13,402,887 and the total value of the collateral held by the Fund is $13,709,819.

(c)   Interest rate shown reflects yield as of July 31, 2013.

(d) Aggregate cost for federal income tax purposes is $440,949,640. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $63,239,138 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $4,436,908.

                       See Notes to Financial Statements                 Page 41

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

JULY 31, 2013

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $485,262,177  $        --     $    --
Money Market
   Funds                 3,606,988           --          --
Repurchase
   Agreement                    --   10,882,705          --
                      --------------------------------------
Total Investments     $488,869,165  $10,882,705     $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

Page 42                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 2.9%
      45,543  AAR Corp.                       $   1,103,962
      49,605  Aerovironment, Inc. (a)             1,121,569
       3,575  American Science & Engineering,
                 Inc.                               217,324
      16,649  Cubic Corp.                           841,607
      21,609  Curtiss-Wright Corp.                  878,190
      61,564  GenCorp, Inc. (a)                   1,077,986
      15,541  Moog, Inc., Class A (a)               874,026
      13,897  National Presto Industries, Inc.    1,030,324
      46,104  Orbital Sciences Corp. (a)            854,768
       5,177  Teledyne Technologies, Inc. (a)       415,040
                                              -------------
                                                  8,414,796
                                              -------------
              AIR FREIGHT & LOGISTICS -- 0.6%
      22,875  Atlas Air Worldwide Holdings,
                 Inc. (a)                         1,021,140
      10,460  Forward Air Corp.                     382,522
       5,497  Hub Group, Inc., Class A (a)          210,260
                                              -------------
                                                  1,613,922
                                              -------------
              AIRLINES -- 0.7%
       9,445  Allegiant Travel Co.                  919,754
      73,931  SkyWest, Inc.                       1,117,837
                                              -------------
                                                  2,037,591
                                              -------------
              AUTO COMPONENTS -- 1.1%
      17,550  Dorman Products, Inc.                 826,254
      25,459  Drew Industries, Inc.               1,039,491
      11,660  Standard Motor Products, Inc.         400,987
      58,166  Superior Industries
                 International, Inc.              1,059,203
                                              -------------
                                                  3,325,935
                                              -------------
              AUTOMOBILES -- 0.4%
      47,691  Winnebago Industries, Inc. (a)      1,140,769
                                              -------------
              BEVERAGES -- 0.2%
       3,520  Boston Beer (The) Co., Inc.,
                 Class A (a)                        630,009
                                              -------------
              BIOTECHNOLOGY -- 0.6%
      12,137  Acorda Therapeutics, Inc. (a)         460,842
       8,290  Cubist Pharmaceuticals, Inc. (a)      516,715
      41,652  Emergent Biosolutions, Inc. (a)       736,824
                                              -------------
                                                  1,714,381
                                              -------------
              BUILDING PRODUCTS -- 1.3%
      16,555  A.O. Smith Corp.                      684,053
      45,391  AAON, Inc.                            979,084
       8,342  Apogee Enterprises, Inc.              223,232
      27,501  Gibraltar Industries, Inc. (a)        423,515
      71,184  Griffon Corp.                         847,090
       6,805  Simpson Manufacturing Co., Inc.       224,701
      10,030  Universal Forest Products, Inc.       413,737
                                              -------------
                                                  3,795,412
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              CAPITAL MARKETS -- 1.8%
      76,269  Calamos Asset Management, Inc.,
                 Class A                      $     812,265
      21,957  Financial Engines, Inc.             1,048,227
      11,267  HFF, Inc., Class A                    236,607
      31,668  Piper Jaffray Cos., Inc. (a)        1,062,461
      74,150  Prospect Capital Corp.                811,943
      11,225  Stifel Financial Corp. (a)            422,621
       4,543  Virtus Investment Partners,
                 Inc. (a)                           847,270
                                              -------------
                                                  5,241,394
                                              -------------
              CHEMICALS -- 2.5%
      29,859  A. Schulman, Inc.                     800,221
       8,948  Balchem Corp.                         445,252
      12,003  Calgon Carbon Corp. (a)               215,214
      15,885  H.B. Fuller Co.                       637,783
      10,165  Hawkins, Inc.                         393,894
      12,733  Innophos Holdings, Inc.               634,613
      10,487  Koppers Holdings, Inc.                405,322
      26,334  LSB Industries, Inc. (a)              865,862
      24,238  PolyOne Corp.                         700,721
       6,457  Quaker Chemical Corp.                 425,968
      10,801  Stepan Co.                            646,548
      23,370  Tredegar Corp.                        701,334
      37,942  Zep, Inc.                             496,281
                                              -------------
                                                  7,369,013
                                              -------------
              COMMERCIAL BANKS -- 4.9%
       4,620  Bank of the Ozarks, Inc.              220,744
      23,700  Banner Corp.                          878,796
      42,238  BBCN Bancorp, Inc.                    617,097
      18,816  Boston Private Financial
                 Holdings, Inc.                     207,917
       5,140  City Holding Co.                      227,496
       8,408  Columbia Banking System, Inc.         210,032
      12,979  Community Bank System, Inc.           435,316
      17,024  CVB Financial Corp.                   222,844
      40,310  First Financial Bancorp               649,394
      10,791  First Financial Bankshares,
                 Inc. (b)                           665,265
      18,045  Glacier Bancorp, Inc.                 439,215
      45,321  Hanmi Financial Corp. (a)             770,457
      30,837  Home BancShares, Inc.                 842,467
       5,803  Independent Bank Corp.                216,104
      22,411  MB Financial, Inc.                    644,989
       9,457  NBT Bancorp, Inc.                     213,445
      28,952  Old National Bancorp                  417,198
       6,532  PacWest Bancorp                       231,363
      15,574  Pinnacle Financial Partners,
                 Inc. (a)                           443,548
      28,318  PrivateBancorp, Inc.                  668,022
      30,644  S&T Bancorp, Inc.                     750,165
      15,347  Simmons First National Corp.,
                 Class A                            419,740
      17,229  Sterling Bancorp                      233,453
      46,741  Susquehanna Bancshares, Inc.          621,655
      35,561  Taylor Capital Group, Inc. (a)        797,633
       4,513  Texas Capital Bancshares,
                 Inc. (a)                           205,296
       4,430  Tompkins Financial Corp.              199,926
       3,596  UMB Financial Corp.                   215,041

                       See Notes to Financial Statements                 Page 43

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL BANKS (CONTINUED)
      26,676  Umpqua Holdings Corp.           $     449,224
       7,569  United Bankshares, Inc. (b)           214,354
       9,621  ViewPoint Financial Group, Inc.       207,525
      15,690  Wintrust Financial Corp.              641,878
                                              -------------
                                                 14,177,599
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 2.1%
      24,505  ABM Industries, Inc.                  634,679
      17,035  Consolidated Graphics, Inc. (a)       912,906
      12,618  G&K Services, Inc., Class A           666,357
      16,330  Healthcare Services Group, Inc.       401,881
      42,579  Tetra Tech, Inc. (a)                1,004,864
       8,776  UniFirst Corp.                        860,224
      23,870  United Stationers, Inc.               987,979
      24,495  Viad Corp.                            589,105
                                              -------------
                                                  6,057,995
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 2.2%
      29,770  Bel Fuse, Inc., Class B               465,901
      39,535  Black Box Corp.                     1,069,817
      68,564  CalAmp Corp. (a)                    1,052,457
      22,336  Comtech Telecommunications
                 Corp.                              604,859
      42,733  Digi International, Inc. (a)          424,339
      21,762  Ixia (a)                              302,492
      11,526  Oplink Communications, Inc. (a)       232,249
      94,437  PC-Tel, Inc.                          911,317
      44,589  Symmetricom, Inc. (a)                 229,187
      14,008  ViaSat, Inc. (a)                      935,594
                                              -------------
                                                  6,228,212
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.1%
      28,308  Electronics for Imaging,
                 Inc. (a)                           850,089
      20,367  Intermec, Inc. (a)                    202,244
     104,710  QLogic Corp. (a)                    1,152,857
      37,633  Super Micro Computer, Inc. (a)        436,167
      10,384  Synaptics, Inc. (a)                   415,360
                                              -------------
                                                  3,056,717
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.7%
      35,576  Aegion Corp. (a)                      811,844
      25,956  Dycom Industries, Inc. (a)            687,315
       9,850  EMCOR Group, Inc.                     406,608
                                              -------------
                                                  1,905,767
                                              -------------
              CONSTRUCTION MATERIALS -- 0.3%
      22,648  Headwaters, Inc. (a)                  213,570
       9,220  Texas Industries, Inc. (a) (b)        572,931
                                              -------------
                                                    786,501
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              CONSUMER FINANCE -- 1.5%
      22,020  Cash America International,
                 Inc.                         $     924,840
      18,140  Encore Capital Group, Inc. (a)        704,921
      59,303  EZCORP, Inc., Class A (a)           1,072,198
       6,516  Portfolio Recovery Associates,
                 Inc. (a)                           972,904
       6,908  World Acceptance Corp. (a) (b)        575,298
                                              -------------
                                                  4,250,161
                                              -------------
              CONTAINERS & PACKAGING -- 0.4%
      53,353  Myers Industries, Inc.              1,038,783
                                              -------------
              DISTRIBUTORS -- 0.6%
      11,460  Pool Corp.                            604,859
      81,584  VOXX International Corp. (a)        1,105,463
                                              -------------
                                                  1,710,322
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.4%
       5,388  American Public Education,
                 Inc. (a)                           212,880
      19,227  Capella Education Co. (a)             942,315
     446,888  Corinthian Colleges, Inc. (a)       1,001,029
      16,888  Hillenbrand, Inc.                     418,654
      32,821  ITT Educational Services,
                 Inc. (a) (b)                       860,895
       3,412  Outerwall, Inc. (a) (b)               188,513
      38,762  Universal Technical Institute,
                 Inc.                               453,515
                                              -------------
                                                  4,077,801
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.4%
      12,536  Interactive Brokers Group, Inc.,
                 Class A                            203,083
      17,130  MarketAxess Holdings, Inc.            885,621
                                              -------------
                                                  1,088,704
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.0%
      16,126  Atlantic Tele-Network, Inc.           822,426
      76,609  Cbeyond, Inc. (a)                     648,878
      51,138  General Communication, Inc.,
                 Class A (a)                        452,571
      46,832  Lumos Networks Corp.                  887,467
                                              -------------
                                                  2,811,342
                                              -------------
              ELECTRIC UTILITIES -- 0.9%
      12,049  ALLETE, Inc.                          646,067
      17,010  El Paso Electric Co.                  642,468
      15,702  UIL Holdings Corp.                    641,270
      13,428  UNS Energy Corp.                      682,814
                                              -------------
                                                  2,612,619
                                              -------------
              ELECTRICAL EQUIPMENT -- 1.1%
       6,515  Brady Corp., Class A                  216,754
       5,871  Encore Wire Corp.                     244,879
      16,330  EnerSys, Inc.                         864,183
      11,899  Franklin Electric Co., Inc.           443,357

Page 44                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRICAL EQUIPMENT (CONTINUED)
      49,251  II-VI, Inc. (a)                 $     870,758
      11,629  Powell Industries, Inc. (a)           572,147
                                              -------------
                                                  3,212,078
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 4.9%
      88,665  Agilysys, Inc. (a)                  1,027,627
       4,010  Belden, Inc.                          235,026
      49,802  Benchmark Electronics, Inc. (a)     1,101,620
       4,427  Cognex Corp.                          235,118
       7,271  Coherent, Inc.                        412,120
      44,034  CTS Corp.                             618,678
      58,540  Daktronics, Inc.                      636,915
       9,728  DTS, Inc. (a)                         220,242
       5,920  FARO Technologies, Inc. (a)           217,442
       8,229  FEI Co.                               637,336
      56,428  Insight Enterprises, Inc. (a)       1,206,995
       5,367  Littelfuse, Inc.                      429,306
      17,211  Measurement Specialties,
                 Inc. (a)                           856,764
      47,080  Methode Electronics, Inc.             889,341
       7,074  MTS Systems Corp.                     446,016
       8,338  Park Electrochemical Corp.            226,794
      26,792  Plexus Corp. (a)                      936,916
      24,083  Rofin-Sinar Technologies,
                 Inc. (a)                           556,558
      21,154  Rogers Corp. (a)                    1,176,585
      25,026  ScanSource, Inc. (a)                  891,176
      23,676  SYNNEX Corp. (a)                    1,172,436
                                              -------------
                                                 14,131,011
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 3.1%
      49,679  Basic Energy Services, Inc. (a)       568,328
      12,260  Bristow Group, Inc.                   833,802
      51,679  C&J Energy Services, Inc. (a)         999,989
      30,624  Era Group, Inc. (a)                   746,919
      35,599  Exterran Holdings, Inc. (a)         1,130,268
      10,455  Gulf Island Fabrication, Inc.         258,552
     166,284  ION Geophysical Corp. (a)           1,022,647
      25,700  Matrix Service Co. (a)                407,345
     151,213  Pioneer Energy Services
                 Corp. (a)                        1,025,224
       4,821  SEACOR Holdings, Inc.                 422,127
      75,549  Tesco Corp. (a)                     1,000,269
      58,540  TETRA Technologies, Inc. (a)          592,425
                                              -------------
                                                  9,007,895
                                              -------------
              FOOD & STAPLES RETAILING -- 0.8%
      15,056  Andersons (The), Inc.                 893,122
       3,328  Casey's General Stores, Inc.          220,413
      54,286  Spartan Stores, Inc.                1,067,806
                                              -------------
                                                  2,181,341
                                              -------------
              FOOD PRODUCTS -- 1.9%
      17,639  B&G Foods, Inc.                       614,543
       7,363  Calavo Growers, Inc.                  199,979
      21,523  Cal-Maine Foods, Inc.               1,090,786
      10,729  Darling International, Inc. (a)       217,799


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              FOOD PRODUCTS (CONTINUED)
       9,245  Hain Celestial Group (The),
                 Inc. (a)                     $     674,515
       7,720  J & J Snack Foods Corp.               615,129
       6,028  Sanderson Farms, Inc.                 425,818
      32,628  Seneca Foods Corp., Class A (a)     1,146,874
       6,109  TreeHouse Foods, Inc. (a)             433,678
                                              -------------
                                                  5,419,121
                                              -------------
              GAS UTILITIES -- 0.9%
      13,154  Laclede Group (The), Inc.             603,242
       4,821  New Jersey Resources Corp.            215,788
      14,139  Northwest Natural Gas Co.             621,268
      11,868  Piedmont Natural Gas Co., Inc.        410,039
      17,115  Southwest Gas Corp.                   849,589
                                              -------------
                                                  2,699,926
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 3.4%
       8,428  Abaxis, Inc.                          354,819
      27,858  Abiomed, Inc. (a)                     698,679
      10,810  Align Technology, Inc. (a)            465,262
      17,733  Cantel Medical Corp.                  470,634
      19,226  CONMED Corp.                          630,613
     127,927  CryoLife, Inc.                        905,723
       3,853  Cyberonics, Inc. (a)                  200,317
      15,412  Cynosure, Inc., Class A (a)           438,934
      24,423  Greatbatch, Inc. (a)                  923,189
       4,842  Haemonetics Corp. (a)                 204,429
       5,557  ICU Medical, Inc. (a)                 398,381
       5,466  Integra LifeSciences
                 Holdings (a)                       215,306
      13,942  Invacare Corp.                        217,635
       9,312  Meridian Bioscience, Inc.             230,286
      53,867  Merit Medical Systems, Inc. (a)       707,812
      44,001  Natus Medical, Inc. (a)               562,773
       7,207  Neogen Corp. (a)                      407,051
      20,011  SurModics, Inc. (a)                   405,023
      95,110  Symmetry Medical, Inc. (a)            828,408
       8,549  West Pharmaceutical Services,
                 Inc.                               630,574
                                              -------------
                                                  9,895,848
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 3.7%
      52,686  Almost Family, Inc.                 1,007,883
      55,923  AMN Healthcare Services,
                 Inc. (a)                           826,542
      11,408  AmSurg Corp. (a)                      446,167
      13,927  Bio-Reference Laboratories,
                 Inc. (a) (b)                       372,547
       8,292  Chemed Corp. (b)                      585,332
      13,680  CorVel Corp. (a)                      463,615
      12,659  Hanger, Inc. (a)                      467,370
      57,597  Healthways, Inc. (a)                  988,365
      15,592  IPC Hospitalist (The) Co. (a)         785,369
      60,992  Kindred Healthcare, Inc. (a)          936,837
      51,125  LHC Group, Inc. (a)                 1,172,808
      17,850  Magellan Health Services,
                 Inc. (a)                         1,020,128
       4,874  MWI Veterinary Supply, Inc. (a)       692,937

                       See Notes to Financial Statements                 Page 45

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE PROVIDERS &
                 SERVICES (CONTINUED)
      72,224  PharMerica Corp. (a)            $   1,057,359
                                              -------------
                                                 10,823,259
                                              -------------
              HEALTH CARE TECHNOLOGY -- 0.9%
       4,074  Computer Programs & Systems,
                 Inc.                               227,085
       7,907  HealthStream, Inc. (a)                249,070
      12,925  Medidata Solutions, Inc. (a)        1,195,950
      38,970  Omnicell, Inc. (a)                    822,267
      10,700  Quality Systems, Inc.                 244,709
                                              -------------
                                                  2,739,081
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 3.8%
         976  Biglari Holdings, Inc. (a)            406,562
      10,793  BJ's Restaurants, Inc. (a)            384,662
       8,158  Buffalo Wild Wings, Inc. (a)          845,006
       9,757  CEC Entertainment, Inc.               405,794
       2,115  Cracker Barrel Old Country
                 Store, Inc.                        207,058
       2,907  DineEquity, Inc.                      202,531
      15,287  Jack in the Box, Inc. (a)             612,856
      78,697  Marcus (The) Corp.                  1,019,126
       9,260  Marriott Vacations Worldwide
                 Corp. (a)                          407,440
      35,624  Monarch Casino & Resort,
                 Inc. (a)                           730,292
      38,398  Multimedia Games Holding Co.,
                 Inc. (a)                         1,343,546
      12,251  Papa John's International,
                 Inc. (a)                           819,102
       7,256  Red Robin Gourmet Burgers,
                 Inc. (a)                           412,721
      82,935  Ruth's Hospitality Group, Inc.        991,903
      22,609  SHFL entertainment, Inc. (a)          514,355
      41,251  Sonic Corp. (a)                       634,028
      40,009  Texas Roadhouse, Inc.                 977,820
                                              -------------
                                                 10,914,802
                                              -------------
              HOUSEHOLD DURABLES -- 2.7%
      54,941  American Greetings Corp.,
                 Class A                          1,046,077
      28,683  Blyth, Inc. (b)                       401,849
       6,952  Ethan Allen Interiors, Inc.           211,132
      26,089  Helen of Troy Ltd. (a)              1,108,261
      20,136  iRobot Corp. (a)                      703,955
      49,385  La-Z-Boy, Inc.                      1,023,751
      17,440  M/I Homes, Inc. (a)                   370,774
      13,852  Meritage Homes Corp. (a)              626,941
      14,978  Ryland Group (The), Inc.              605,710
     120,172  Standard Pacific Corp. (a)            983,007
      21,352  Universal Electronics, Inc. (a)       658,282
                                              -------------
                                                  7,739,739
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HOUSEHOLD PRODUCTS -- 0.4%
     145,077  Central Garden & Pet Co.,
                 Class A (a)                  $   1,093,881
       3,675  WD-40 Co.                             211,349
                                              -------------
                                                  1,305,230
                                              -------------
              INSURANCE -- 2.7%
      17,624  eHealth, Inc. (a)                     541,762
      32,754  Employers Holdings, Inc.              861,103
      32,848  Horace Mann Educators Corp.           930,912
       6,700  Infinity Property & Casualty
                 Corp.                              435,567
      24,932  Meadowbrook Insurance Group,
                 Inc.                               189,234
      14,040  Navigators Group (The), Inc. (a)      813,758
      19,192  ProAssurance Corp.                  1,027,348
       2,620  RLI Corp.                             216,255
      16,508  Safety Insurance Group, Inc.          887,635
       8,697  Selective Insurance Group, Inc.       212,642
      38,222  Stewart Information Services
                 Corp.                            1,182,206
      24,189  United Fire Group, Inc.               629,156
                                              -------------
                                                  7,927,578
                                              -------------
              INTERNET & CATALOG RETAIL --
                 0.4%
      15,898  Blue Nile, Inc. (a)                   617,320
      31,779  PetMed Express, Inc. (b)              532,298
                                              -------------
                                                  1,149,618
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 2.4%
      53,993  Blucora, Inc. (a)                   1,079,860
      32,834  comScore, Inc. (a)                    950,873
      16,952  Dealertrack Technologies,
                 Inc. (a)                           634,005
      18,838  j2 Global, Inc.                       862,215
       8,185  LogMeIn, Inc. (a)                     243,258
       9,392  OpenTable, Inc. (a)                   598,082
      60,032  Perficient, Inc. (a)                  819,437
      25,413  Stamps.com, Inc. (a)                1,012,962
      52,825  United Online, Inc.                   428,939
      35,751  XO Group, Inc. (a)                    427,582
                                              -------------
                                                  7,057,213
                                              -------------
              IT SERVICES -- 2.4%
      15,767  CACI International, Inc.,
                 Class A (a)                      1,046,929
       7,254  Cardtronics, Inc. (a)                 213,703
      36,904  CSG Systems International, Inc.       873,887
       6,773  Exlservice Holdings, Inc. (a)         189,644
      10,913  Forrester Research, Inc.              382,828
      21,499  Heartland Payment Systems,
                 Inc. (b)                           802,128
      34,400  Higher One Holdings, Inc. (a)         371,520
      10,752  MAXIMUS, Inc.                         404,383
      63,517  Sykes Enterprises, Inc. (a)         1,115,358
      25,635  TeleTech Holdings, Inc. (a)           642,157
      36,138  Virtusa Corp. (a)                     931,637
                                              -------------
                                                  6,974,174
                                              -------------

Page 46                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              LEISURE EQUIPMENT & PRODUCTS --
                 0.6%
      17,804  Arctic Cat, Inc.                $     979,932
      12,532  Brunswick Corp.                       473,083
       8,335  Sturm, Ruger & Co., Inc. (b)          424,002
                                              -------------
                                                  1,877,017
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.7%
      42,993  Cambrex Corp. (a)                     629,847
       9,714  Luminex Corp. (a)                     193,406
      21,790  PAREXEL International Corp. (a)     1,077,516
                                              -------------
                                                  1,900,769
                                              -------------
              MACHINERY -- 1.9%
       6,072  Actuant Corp., Class A                214,402
      11,677  Astec Industries, Inc.                408,695
      20,027  Barnes Group, Inc.                    660,891
      10,111  Briggs & Stratton Corp.               204,748
       3,936  CIRCOR International, Inc.            206,719
      11,833  EnPro Industries, Inc. (a)            672,469
      12,366  ESCO Technologies, Inc.               428,234
       9,529  John Bean Technologies Corp.          225,933
       7,267  Kaydon Corp.                          211,324
       7,940  Mueller Industries, Inc.              435,827
       3,795  Standex International Corp.           224,019
       4,148  Tennant Co.                           214,037
      59,338  Titan International, Inc.           1,022,987
       8,831  Watts Water Technologies, Inc.,
                 Class A                            461,685
                                              -------------
                                                  5,591,970
                                              -------------
              MEDIA -- 0.4%
       8,620  Arbitron, Inc.                        396,175
      27,165  Digital Generation, Inc. (a) (b)      210,529
      38,551  E.W. Scripps (The) Co.,
                 Class A (a)                        640,332
                                              -------------
                                                  1,247,036
                                              -------------
              METALS & MINING -- 1.9%
      18,953  AMCOL International Corp.             664,871
      21,574  Century Aluminum Co. (a)              181,006
      12,547  Haynes International, Inc.            603,511
      16,161  Kaiser Aluminum Corp.               1,054,505
      29,562  Materion Corp.                        890,999
      24,515  Olympic Steel, Inc.                   682,743
      21,675  RTI International Metals,
                 Inc. (a)                           664,339
      74,565  Stillwater Mining Co. (a)             902,236
                                              -------------
                                                  5,644,210
                                              -------------
              MULTILINE RETAIL -- 0.8%
      64,624  Fred's, Inc., Class A               1,111,533
      96,531  Tuesday Morning Corp. (a)           1,083,078
                                              -------------
                                                  2,194,611
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              MULTI-UTILITIES -- 0.6%
      29,638  Avista Corp.                    $     852,982
      20,071  NorthWestern Corp.                    846,996
                                              -------------
                                                  1,699,978
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 2.3%
       8,148  Approach Resources, Inc. (a)          215,840
      28,268  Carrizo Oil & Gas, Inc. (a)           895,248
      60,742  Cloud Peak Energy, Inc. (a)           973,694
      50,911  Comstock Resources, Inc.              853,777
       4,253  Gulfport Energy Corp. (a)             226,260
       7,778  PDC Energy, Inc. (a)                  428,957
     170,388  Penn Virginia Corp. (a)               858,755
      45,439  Stone Energy Corp. (a)              1,106,894
      83,489  Swift Energy Co. (a)                1,063,650
                                              -------------
                                                  6,623,075
                                              -------------
              PAPER & FOREST PRODUCTS -- 1.4%
      21,621  Buckeye Technologies, Inc.            804,733
      12,763  Clearwater Paper Corp. (a)            624,366
       4,983  KapStone Paper & Packaging
                 Corp.                              219,501
      25,207  Neenah Paper, Inc.                    997,441
      23,929  P.H. Glatfelter Co.                   633,401
      12,041  Schweitzer-Mauduit
                 International, Inc.                651,900
                                              -------------
                                                  3,931,342
                                              -------------
              PERSONAL PRODUCTS -- 1.0%
      35,099  Inter Parfums, Inc.                 1,157,565
      23,316  Medifast, Inc. (a)                    637,460
      34,352  Prestige Brands Holdings,
                 Inc. (a)                         1,164,876
                                              -------------
                                                  2,959,901
                                              -------------
              PHARMACEUTICALS -- 1.1%
      24,121  Hi-Tech Pharmacal Co., Inc.           866,909
      10,035  Impax Laboratories, Inc. (a)          208,126
      13,017  Medicines (The) Co. (a)               402,225
      13,212  Questcor Pharmaceuticals,
                 Inc. (b)                           882,826
      12,106  Salix Pharmaceuticals Ltd. (a)        894,633
                                              -------------
                                                  3,254,719
                                              -------------
              PROFESSIONAL SERVICES -- 2.4%
      70,694  CDI Corp.                           1,112,017
       3,387  Exponent, Inc.                        223,948
      11,974  Heidrick & Struggles
                 International, Inc.                184,160
       6,607  Insperity, Inc.                       218,494
      57,300  Kelly Services, Inc., Class A       1,121,361
      10,683  Korn/Ferry International (a)          208,639
      83,419  Navigant Consulting, Inc. (a)       1,119,483
      37,464  On Assignment, Inc. (a)             1,143,776
      51,777  Resources Connection, Inc.            688,634
      29,057  WageWorks, Inc. (a)                   981,255
                                              -------------
                                                  7,001,767
                                              -------------

                       See Notes to Financial Statements                 Page 47

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              REAL ESTATE INVESTMENT TRUSTS
                 -- 1.7%
     154,599  Cedar Realty Trust, Inc.        $     856,478
       8,300  Colonial Properties Trust             200,943
       6,294  Coresite Realty Corp.                 213,744
      59,467  Cousins Properties, Inc.              609,537
       7,965  EPR Properties                        401,277
      11,794  Geo Group (The), Inc.                 409,488
       7,938  Government Properties Income
                 Trust                              200,593
      19,590  Inland Real Estate Corp.              201,581
      34,282  Lexington Realty Trust                429,896
      27,962  Medical Properties Trust, Inc.        408,245
      23,891  Parkway Properties, Inc. (b)          418,093
      15,336  Sabra Health Care REIT, Inc.          402,417
       3,090  Sovran Self Storage, Inc.             213,519
                                              -------------
                                                  4,965,811
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.1%
       9,980  Forestar Group, Inc. (a)              215,668
                                              -------------
              ROAD & RAIL -- 1.0%
      26,171  Arkansas Best Corp.                   567,911
      43,303  Heartland Express, Inc.               637,420
      47,611  Knight Transportation, Inc.           807,958
      19,241  Old Dominion Freight Line,
                 Inc. (a)                           840,447
                                              -------------
                                                  2,853,736
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.9%
      11,499  Advanced Energy Industries,
                 Inc. (a)                           249,068
      42,327  ATMI, Inc. (a)                      1,051,826
     102,881  Brooks Automation, Inc.             1,010,291
      18,195  Cabot Microelectronics Corp. (a)      672,851
      30,837  Diodes, Inc. (a)                      845,242
      46,887  Entropic Communications,
                 Inc. (a)                           207,709
       8,800  Microsemi Corp. (a)                   217,008
      17,876  Rudolph Technologies, Inc. (a)        220,769
      79,290  Sigma Designs, Inc. (a)               413,894
      42,537  Volterra Semiconductor Corp. (a)      641,033
                                              -------------
                                                  5,529,691
                                              -------------
              SOFTWARE -- 3.1%
      24,588  Blackbaud, Inc.                       862,793
     108,103  Ebix, Inc. (b)                      1,253,995
      59,452  EPIQ Systems, Inc.                    773,471
      19,400  Interactive Intelligence Group,
                 Inc. (a)                         1,101,920
       7,784  Manhattan Associates, Inc. (a)        687,639
      31,516  Monotype Imaging Holdings, Inc.       773,087
      25,942  Synchronoss Technologies,
                 Inc. (a)                           894,740
      53,495  Take-Two Interactive Software,
                 Inc. (a)                           937,767


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              SOFTWARE (CONTINUED)
      38,925  Tangoe, Inc. (a)                $     702,985
      11,682  Tyler Technologies, Inc. (a)          871,711
                                              -------------
                                                  8,860,108
                                              -------------
              SPECIALTY RETAIL -- 7.2%
      18,242  Big 5 Sporting Goods Corp.            369,765
      46,495  Brown Shoe Co., Inc.                1,105,186
       7,697  Buckle (The), Inc. (b)                430,878
      40,105  Cato (The) Corp., Class A           1,128,956
      14,614  Children's Place Retail Stores
                 (The), Inc. (a)                    789,741
     118,817  Christopher & Banks Corp. (a)         812,708
      36,634  Finish Line (The), Inc., Class A      815,473
      11,954  Genesco, Inc. (a)                     841,322
       6,224  Group 1 Automotive, Inc.              453,045
      43,504  Haverty Furniture Cos., Inc.        1,131,104
      19,381  Jos. A. Bank Clothiers, Inc. (a)      791,908
      34,818  Kirkland's, Inc. (a)                  612,100
      18,778  Lithia Motors, Inc., Class A        1,225,077
      12,855  Lumber Liquidators Holdings,
                 Inc. (a)                         1,244,621
      26,447  Men's Wearhouse (The), Inc.         1,056,029
      16,666  Monro Muffler Brake, Inc.             716,805
      97,852  OfficeMax, Inc.                     1,114,534
      69,156  Pep Boys-Manny, Moe & Jack
                 (The) (a)                          860,992
      24,057  rue21, Inc. (a)                     1,005,101
      23,967  Select Comfort Corp. (a)              547,646
      28,411  Sonic Automotive, Inc., Class A       629,020
      34,078  Stage Stores, Inc.                    850,587
      29,334  Stein Mart, Inc.                      409,796
     110,003  Zale Corp. (a)                      1,020,828
      27,855  Zumiez, Inc. (a)                      767,962
                                              -------------
                                                 20,731,184
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 2.7%
      60,668  Crocs, Inc. (a)                       829,332
      44,809  Fifth & Pacific Cos., Inc. (a)      1,067,350
      20,422  Iconix Brand Group, Inc. (a)          670,658
      34,658  Maidenform Brands, Inc. (a)           809,611
      11,836  Movado Group, Inc.                    431,777
      16,042  Oxford Industries, Inc.             1,085,562
      39,430  Perry Ellis International, Inc.       792,543
       8,338  Skechers U.S.A., Inc.,
                 Class A (a)                        227,461
      16,553  Steven Madden Ltd. (a)                851,155
      18,331  Wolverine World Wide, Inc.          1,054,216
                                              -------------
                                                  7,819,665
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.8%
      35,498  Bank Mutual Corp.                     220,442
      46,130  Brookline Bancorp, Inc.               454,842
      26,137  Dime Community Bancshares, Inc.       458,704
      14,819  Northwest Bancshares, Inc.            204,799
      38,062  Provident Financial Services, Inc.    677,123

Page 48                See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND - FYX

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              THRIFTS & MORTGAGE FINANCE (CONTINUED)
      73,605  TrustCo Bank Corp.              $     437,214
                                              -------------
                                                  2,453,124
                                              -------------
              TOBACCO -- 0.3%
     210,743  Alliance One International,
                 Inc. (a)                           802,931

              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.3%
      12,427  Applied Industrial Technologies,
                 Inc.                               648,192
       5,793  Kaman Corp.                           219,323
                                              -------------
                                                    867,515
                                              -------------
              WATER UTILITIES -- 0.2%
       7,461  American States Water Co.             479,145
                                              -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.5%
      12,163  NTELOS Holdings Corp.                 227,813
      73,768  USA Mobility, Inc.                  1,152,256
                                              -------------
                                                  1,380,069
                                              -------------
              TOTAL COMMON STOCKS -- 100.0%     289,148,701
              (Cost $249,713,849)             -------------

              MONEY MARKET FUND -- 0.1%
     152,175  Morgan Stanley Institutional
                 Liquidity Fund - Treasury
                 Portfolio - Institutional
                 Class - 0.03% (c)                  152,175
              (Cost $152,175)                 -------------

              COLLATERAL FOR SECURITIES ON
                 LOAN -- 2.0%
              MONEY MARKET FUND -- 0.4%
   1,181,381  Goldman Sachs Financial Square
                 Treasury Instruments Fund -
                 Institutional Class -
                 0.001% (c)                       1,181,381
              (Cost $1,181,381)

 PRINCIPAL
   VALUE
------------
              REPURCHASE AGREEMENT -- 1.6%
$  4,547,614  JPMorgan Chase & Co., 0.02% (c),
                 dated 07/31/13, due 08/01/13,
                 with a maturity value of
                 $4,547,616. Collateralized
                 by U.S. Treasury Note,
                 interest rate of 2.375%, due
                 08/31/14. The value of the
                 collateral including accrued
                 interest is $4,639,145.          4,547,614
              (Cost $4,547,614)               -------------

              TOTAL COLLATERAL FOR SECURITIES ON
                 LOAN - 2.0%                      5,728,995
              (Cost $5,728,995)               -------------


              DESCRIPTION                             VALUE
-----------------------------------------------------------
              TOTAL INVESTMENTS -- 102.1%     $ 295,029,871
              (Cost $255,595,019) (d)
              NET OTHER ASSETS AND
                 LIABILITIES -- (2.1)%           (5,948,071)
                                              -------------
              NET ASSETS -- 100.0%            $ 289,081,800
                                              =============


(a)   Non-income producing security.

(b) All or a portion of this security is on loan. (See Note 2C - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $5,603,169 and the total value of the collateral held by the Fund is $5,728,995.

(c)   Interest rate shown reflects yield as of July 31, 2013.

(d) Aggregate cost for federal income tax purposes is $259,513,644. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $39,379,881 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $3,863,654.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $289,148,701   $       --     $    --
Money Market
   Funds                 1,333,556           --          --
Repurchase
   Agreement                    --    4,547,614          --
                      --------------------------------------
Total Investments     $290,482,257   $4,547,614     $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 49

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 3.0%
      33,551  L-3 Communications Holdings,
                 Inc.                         $   3,125,276
      44,513  Northrop Grumman Corp.              4,097,867
      43,506  Raytheon Co.                        3,125,471
      11,344  Rockwell Collins, Inc.                807,352
      82,823  Textron, Inc.                       2,267,694
       7,735  United Technologies Corp.             816,584
                                              -------------
                                                 14,240,244
                                              -------------
              AIR FREIGHT & LOGISTICS -- 0.8%
      12,770  C.H. Robinson Worldwide, Inc.         761,347
      29,183  FedEx Corp.                         3,093,398
                                              -------------
                                                  3,854,745
                                              -------------
              AUTO COMPONENTS -- 0.2%
      20,094  Johnson Controls, Inc.                807,980
                                              -------------
              AUTOMOBILES -- 0.3%
      92,978  Ford Motor Co.                      1,569,469
                                              -------------
              BEVERAGES -- 0.5%
      20,458  Coca-Cola Enterprises, Inc.           767,993
      30,052  Molson Coors Brewing Co.,
                 Class B                          1,504,403
                                              -------------
                                                  2,272,396
                                              -------------
              CAPITAL MARKETS -- 1.0%
      51,280  Bank of New York Mellon (The)
                 Corp.                            1,612,756
      14,264  Goldman Sachs Group (The), Inc.     2,339,724
      11,026  State Street Corp.                    768,181
                                              -------------
                                                  4,720,661
                                              -------------
              CHEMICALS -- 1.7%
      15,709  Air Products & Chemicals, Inc.      1,706,626
       7,536  Airgas, Inc.                          777,791
      22,356  Dow Chemical (The) Co.                783,354
      43,417  LyondellBasell Industries N.V.,
                 Class A                          2,983,182
       6,248  Praxair, Inc.                         750,822
       8,948  Sigma-Aldrich Corp.                   747,695
                                              -------------
                                                  7,749,470
                                              -------------
              COMMERCIAL BANKS -- 2.3%
      42,454  BB&T Corp.                          1,515,183
     119,535  Fifth Third Bancorp                 2,298,658
      29,585  PNC Financial Services Group,
                 Inc.                             2,249,939
      91,125  SunTrust Banks, Inc.                3,170,239
      34,851  Wells Fargo & Co.                   1,516,019
                                              -------------
                                                 10,750,038
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 1.6%
      72,188  ADT (The) Corp.                     2,893,295
      48,992  Pitney Bowes, Inc.                    808,858
      63,568  Republic Services, Inc.             2,155,591


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES
                 (CONTINUED)
      35,662  Waste Management, Inc.          $   1,498,874
                                              -------------
                                                  7,356,618
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 1.4%
     118,337  Cisco Systems, Inc.                 3,023,510
      58,411  Harris Corp.                        3,333,516
                                              -------------
                                                  6,357,026
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.3%
     161,613  Dell, Inc.                          2,047,637
      59,365  Western Digital Corp.               3,821,918
                                              -------------
                                                  5,869,555
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.5%
      12,128  Fluor Corp.                           758,728
      26,093  Jacobs Engineering Group,
                 Inc. (a)                         1,544,705
                                              -------------
                                                  2,303,433
                                              -------------
              CONSUMER FINANCE -- 0.5%
      34,349  Capital One Financial Corp.         2,370,768
                                              -------------
              CONTAINERS & PACKAGING -- 0.8%
      16,818  Avery Dennison Corp.                  752,269
      36,752  Bemis Co., Inc.                     1,513,815
      42,169  MeadWestvaco Corp.                  1,558,144
                                              -------------
                                                  3,824,228
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 0.8%
     208,005  Apollo Group, Inc., Class A (a)     3,789,851
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 1.9%
      14,992  Citigroup, Inc.                       781,683
      54,497  JPMorgan Chase & Co.                3,037,118
      82,287  Leucadia National Corp.             2,207,760
      65,799  NASDAQ OMX Group (The), Inc.        2,131,888
      17,369  NYSE Euronext                         732,277
                                              -------------
                                                  8,890,726
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 2.3%
      60,948  AT&T, Inc.                          2,149,636
     104,263  CenturyLink, Inc.                   3,737,829
     910,082  Frontier Communications Corp.       3,967,957
      93,278  Windstream Corp.                      778,871
                                              -------------
                                                 10,634,293
                                              -------------
              ELECTRIC UTILITIES -- 6.5%
      64,242  American Electric Power Co.,
                 Inc.                             2,977,617
      31,965  Duke Energy Corp.                   2,269,515
      76,531  Edison International                3,815,070
      52,895  Entergy Corp.                       3,570,413
      69,869  Exelon Corp.                        2,137,293

Page 50                See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRIC UTILITIES (CONTINUED)
      57,778  FirstEnergy Corp.               $   2,199,609
       8,828  NextEra Energy, Inc.                  764,593
      51,345  Northeast Utilities                 2,280,231
      51,860  Pinnacle West Capital Corp.         3,054,554
      95,066  PPL Corp.                           3,020,247
      32,592  Southern (The) Co.                  1,461,425
     101,511  Xcel Energy, Inc.                   3,040,254
                                              -------------
                                                 30,590,821
                                              -------------
              ELECTRICAL EQUIPMENT -- 0.3%
      13,187  Emerson Electric Co.                  809,286
       8,650  Rockwell Automation, Inc.             837,753
                                              -------------
                                                  1,647,039
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 2.9%
     259,020  Corning, Inc.                       3,934,514
      79,999  FLIR Systems, Inc.                  2,597,568
     180,855  Jabil Circuit, Inc.                 4,157,856
      98,048  Molex, Inc.                         2,924,772
                                              -------------
                                                 13,614,710
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 6.2%
      46,770  Baker Hughes, Inc.                  2,218,301
      53,581  Diamond Offshore Drilling, Inc.     3,613,503
      63,420  Ensco PLC, Class A                  3,636,503
      59,018  Helmerich & Payne, Inc.             3,729,937
     240,748  Nabors Industries Ltd.              3,705,112
      53,498  National Oilwell Varco, Inc.        3,753,955
      98,079  Noble Corp.                         3,746,618
      84,433  Rowan Cos. PLC, Class A (a)         2,900,273
      20,072  Schlumberger Ltd.                   1,632,456
                                              -------------
                                                 28,936,658
                                              -------------
              FOOD & STAPLES RETAILING -- 2.9%
      37,736  CVS Caremark Corp.                  2,320,387
      62,466  Kroger (The) Co.                    2,453,040
     155,781  Safeway, Inc.                       4,017,592
      21,054  Sysco Corp.                           726,574
      32,542  Walgreen Co.                        1,635,235
      28,964  Wal-Mart Stores, Inc.               2,257,454
                                              -------------
                                                 13,410,282
                                              -------------
              FOOD PRODUCTS -- 1.2%
      42,417  Archer-Daniels-Midland Co.          1,546,948
      18,639  Hormel Foods Corp.                    789,362
     112,023  Tyson Foods, Inc., Class A          3,094,075
                                              -------------
                                                  5,430,385
                                              -------------
              GAS UTILITIES -- 0.7%
      67,118  AGL Resources, Inc.                 3,073,333
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 4.0%
     105,672  Abbott Laboratories                 3,870,765


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES (CONTINUED)
       6,617  C. R. Bard, Inc.                $     758,308
      39,035  CareFusion Corp. (a)                1,505,580
      37,748  Covidien PLC                        2,326,409
      35,115  DENTSPLY International, Inc.        1,505,731
      41,919  Medtronic, Inc.                     2,315,606
      31,522  St. Jude Medical, Inc.              1,651,438
      11,121  Stryker Corp.                         783,586
      10,663  Varian Medical Systems, Inc. (a)      773,068
      38,386  Zimmer Holdings, Inc.               3,204,463
                                              -------------
                                                 18,694,954
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 3.9%
      33,958  Aetna, Inc.                         2,179,085
      30,474  Cardinal Health, Inc.               1,526,443
       9,921  Cigna Corp.                           772,151
      43,682  Humana, Inc.                        3,986,419
      14,372  Laboratory Corp. of America
                 Holdings (a)                     1,390,347
      19,125  Patterson Cos., Inc.                  782,021
      11,864  Quest Diagnostics, Inc.               691,790
      43,933  UnitedHealth Group, Inc.            3,200,519
      45,035  WellPoint, Inc.                     3,853,195
                                              -------------
                                                 18,381,970
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 1.6%
      83,893  Carnival Corp.                      3,106,558
      42,739  Darden Restaurants, Inc.            2,096,348
      86,079  International Game Technology       1,589,879
       7,267  McDonald's Corp.                      712,747
                                              -------------
                                                  7,505,532
                                              -------------
              HOUSEHOLD DURABLES -- 1.8%
     101,929  Garmin Ltd.                         4,085,314
      26,535  Harman International Industries,
                 Inc.                             1,606,164
      18,864  Whirlpool Corp.                     2,526,644
                                              -------------
                                                  8,218,122
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.2%
       9,343  Procter & Gamble (The) Co.            750,243
                                              -------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS -- 0.6%
     107,742  NRG Energy, Inc.                    2,889,640
                                              -------------
              INDUSTRIAL CONGLOMERATES -- 1.0%
      13,155  3M Co.                              1,544,791
      22,720  Danaher Corp.                       1,529,965
      62,024  General Electric Co.                1,511,525
                                              -------------
                                                  4,586,281
                                              -------------

                       See Notes to Financial Statements                 Page 51

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              INSURANCE -- 6.7%
      24,113  ACE Ltd.                        $   2,203,446
      37,121  Aflac, Inc.                         2,289,623
      44,840  Allstate (The) Corp.                2,285,943
      64,354  American International Group,
                 Inc. (a)                         2,928,751
      56,503  Assurant, Inc.                      3,060,202
      12,855  Berkshire Hathaway, Inc.,
                 Class B (a)                      1,489,509
      16,993  Chubb (The) Corp.                   1,469,894
      15,671  Cincinnati Financial Corp.            767,879
      63,030  Genworth Financial, Inc.,
                 Class A (a)                        818,760
      78,883  Lincoln National Corp.              3,287,055
      19,207  Principal Financial Group, Inc.       832,815
      22,082  Torchmark Corp.                     1,569,589
      35,997  Travelers (The) Cos., Inc.          3,007,549
      97,951  Unum Group                          3,099,170
      71,159  XL Group PLC                        2,230,835
                                              -------------
                                                 31,341,020
                                              -------------
              IT SERVICES -- 3.5%
       9,992  Accenture PLC, Class A                737,510
      65,726  Computer Sciences Corp.             3,132,501
      50,361  Fidelity National Information
                 Services, Inc.                   2,173,581
       7,529  International Business Machines
                 Corp.                            1,468,456
     264,599  SAIC, Inc.                          4,045,719
     117,517  Total System Services, Inc.         3,221,141
      84,066  Western Union Co.                   1,509,825
                                              -------------
                                                 16,288,733
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.2%
      16,041  Hasbro, Inc.                          737,886
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.2%
       7,186  Waters Corp. (a)                      725,355
                                              -------------
              MACHINERY -- 3.2%
      26,156  Caterpillar, Inc.                   2,168,594
      17,705  Deere & Co.                         1,470,754
      27,779  Dover Corp.                         2,378,994
      25,907  Ingersoll-Rand PLC                  1,581,622
      75,949  Joy Global, Inc.                    3,759,476
      22,616  Parker Hannifin Corp.               2,335,780
      53,390  Xylem, Inc.                         1,331,013
                                              -------------
                                                 15,026,233
                                              -------------
              MEDIA -- 0.3%
       2,975  Washington Post (The) Co.,
                 Class B                          1,598,646
                                              -------------
              METALS & MINING -- 3.5%
     367,868  Alcoa, Inc.                         2,924,551
      82,006  Allegheny Technologies, Inc.        2,260,905


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              METALS & MINING (CONTINUED)
     133,499  Freeport-McMoRan Copper &
                 Gold, Inc.                   $   3,775,352
     123,070  Newmont Mining Corp.                3,692,100
      16,599  Nucor Corp.                           776,501
     164,104  United States Steel Corp.           2,847,204
                                              -------------
                                                 16,276,613
                                              -------------
              MULTILINE RETAIL -- 2.1%
      28,520  Dollar General Corp. (a)            1,559,188
      72,970  Kohl's Corp.                        3,865,951
      44,949  Macy's, Inc.                        2,172,835
      31,330  Target Corp.                        2,232,262
                                              -------------
                                                  9,830,236
                                              -------------
              MULTI-UTILITIES -- 6.3%
      61,233  CenterPoint Energy, Inc.            1,519,803
      79,412  CMS Energy Corp.                    2,222,742
      37,004  Consolidated Edison, Inc.           2,216,540
      42,930  DTE Energy Co.                      3,035,151
      49,153  Integrys Energy Group, Inc.         3,086,808
      75,337  NiSource, Inc.                      2,314,353
      62,910  PG&E Corp.                          2,886,940
      88,083  Public Service Enterprise
                 Group, Inc.                      2,976,324
      58,592  SCANA Corp.                         3,041,511
      17,591  Sempra Energy                       1,541,499
     167,351  TECO Energy, Inc.                   2,957,092
      35,090  Wisconsin Energy Corp.              1,525,713
                                              -------------
                                                 29,324,476
                                              -------------
              OFFICE ELECTRONICS -- 0.8%
     406,377  Xerox Corp.                         3,941,857
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 11.8%
      16,740  Anadarko Petroleum Corp.            1,481,825
      43,967  Apache Corp.                        3,528,352
     105,868  Chesapeake Energy Corp.             2,466,724
      31,149  Chevron Corp.                       3,921,348
      60,924  ConocoPhillips                      3,951,531
     106,154  CONSOL Energy, Inc.                 3,293,959
      40,798  Exxon Mobil Corp.                   3,824,812
      55,433  Hess Corp.                          4,127,541
     106,591  Marathon Oil Corp.                  3,875,649
      51,868  Marathon Petroleum Corp.            3,803,480
      60,530  Murphy Oil Corp.                    4,099,092
      41,310  Occidental Petroleum Corp.          3,678,655
      62,565  Phillips 66                         3,847,748
      77,668  QEP Resources, Inc.                 2,368,097
     106,004  Valero Energy Corp.                 3,791,763
     151,887  WPX Energy, Inc. (a)                2,917,749
                                              -------------
                                                 54,978,325
                                              -------------
              PAPER & FOREST PRODUCTS -- 0.2%
      16,231  International Paper Co.               784,120
                                              -------------

Page 52                   See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS -- 0.3%
      51,351  Pfizer, Inc.                    $   1,500,990
                                              -------------
              ROAD & RAIL -- 1.7%
      93,036  CSX Corp.                           2,308,223
      39,598  Norfolk Southern Corp.              2,896,990
      47,321  Ryder System, Inc.                  2,926,330
                                              -------------
                                                  8,131,543
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 2.5%
      21,801  Altera Corp.                          775,243
      15,962  Analog Devices, Inc.                  787,884
      82,399  First Solar, Inc. (a)               4,057,327
     262,709  NVIDIA Corp.                        3,790,891
      41,247  Texas Instruments, Inc.             1,616,882
      18,153  Xilinx, Inc.                          847,564
                                              -------------
                                                 11,875,791
                                              -------------
              SOFTWARE -- 1.0%
     100,483  CA, Inc.                            2,988,364
      64,013  Symantec Corp.                      1,707,867
                                              -------------
                                                  4,696,231
                                              -------------
              SPECIALTY RETAIL -- 0.9%
      81,457  Abercrombie & Fitch Co.,
                 Class A                          4,062,261
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.1%
      48,267  People's United Financial, Inc.       724,005
                                              -------------
              TOTAL COMMON STOCKS -- 100.0%     466,935,792
              (Cost $415,998,694)

              MONEY MARKET FUND -- 0.0%
     220,600  Morgan Stanley Institutional
                 Liquidity Fund - Treasury
                 Portfolio - Institutional
                 Class - 0.03% (b)                  220,600
              (Cost $220,600)                 -------------

              TOTAL INVESTMENTS -- 100.0%       467,156,392
              (Cost $416,219,294) (c)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                (32,168)
                                              -------------
              NET ASSETS -- 100.0%            $ 467,124,224
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $423,883,691. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $49,192,787 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $5,920,086.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $466,935,792    $    --       $    --
Money Market Fund          220,600         --            --
                      --------------------------------------
Total Investments     $467,156,392    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 53

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.1%
              AEROSPACE & DEFENSE -- 3.3%
      15,445  Boeing (The) Co.                $   1,623,269
      15,957  Honeywell International, Inc.       1,324,112
      11,671  Lockheed Martin Corp.               1,401,921
       5,603  Precision Castparts Corp.           1,242,297
                                              -------------
                                                  5,591,599
                                              -------------
              AIR FREIGHT & LOGISTICS -- 0.2%
       3,556  United Parcel Service, Inc.,
                 Class B                            308,661
                                              -------------
              AIRLINES -- 0.8%
      98,208  Southwest Airlines Co.              1,358,217
                                              -------------
              AUTO COMPONENTS -- 1.6%
      11,019  BorgWarner, Inc. (a)                1,051,543
      31,216  Delphi Automotive PLC               1,676,924
                                              -------------
                                                  2,728,467
                                              -------------
              AUTOMOBILES -- 1.2%
      47,502  General Motors Co. (a)              1,703,897
       5,610  Harley-Davidson, Inc.                 318,479
                                              -------------
                                                  2,022,376
                                              -------------
              BEVERAGES -- 1.5%
      30,360  Constellation Brands, Inc.,
                 Class A (a)                      1,581,452
      10,416  Monster Beverage Corp. (a)            635,272
       3,759  PepsiCo, Inc.                         314,027
                                              -------------
                                                  2,530,751
                                              -------------
              BIOTECHNOLOGY -- 4.1%
       3,115  Amgen, Inc.                           337,324
       7,352  Biogen Idec, Inc. (a)               1,603,692
      10,827  Celgene Corp. (a)                   1,590,053
      24,720  Gilead Sciences, Inc. (a)           1,519,044
       7,037  Regeneron Pharmaceuticals,
                 Inc. (a)                         1,900,412
                                              -------------
                                                  6,950,525
                                              -------------
              BUILDING PRODUCTS -- 0.6%
      48,712  Masco Corp.                           999,570
                                              -------------
              CAPITAL MARKETS -- 2.0%
      19,564  Ameriprise Financial, Inc.          1,741,196
       2,463  BlackRock, Inc.                       694,467
      29,858  Invesco Ltd.                          961,129
                                              -------------
                                                  3,396,792
                                              -------------
              CHEMICALS -- 3.2%
       5,854  E.I. du Pont de Nemours & Co.         337,717
      13,560  Eastman Chemical Co.                1,090,631
      14,859  Ecolab, Inc.                        1,369,108
       5,037  FMC Corp.                             333,248
       4,093  International Flavors &
                 Fragrances, Inc.                   330,223
       6,485  PPG Industries, Inc.                1,040,454
       5,375  Sherwin-Williams (The) Co.            936,164
                                              -------------
                                                  5,437,545
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMERCIAL BANKS -- 3.9%
      23,839  Comerica, Inc.                  $   1,014,111
      80,320  Huntington Bancshares, Inc.           686,736
     114,665  KeyCorp                             1,409,233
       8,494  M&T Bank Corp.                        992,609
      99,625  Regions Financial Corp.               997,246
       8,502  U.S. Bancorp                          317,294
      43,831  Zions Bancorporation                1,299,151
                                              -------------
                                                  6,716,380
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 0.8%
      13,899  Cintas Corp.                          660,342
       5,732  Stericycle, Inc. (a)                  664,568
                                              -------------
                                                  1,324,910
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.2%
      21,377  JDS Uniphase Corp. (a)                313,601
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.2%
      16,752  NetApp, Inc.                          688,842
      35,294  Seagate Technology PLC              1,443,878
                                              -------------
                                                  2,132,720
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.2%
      11,621  Quanta Services, Inc. (a)             311,559
                                              -------------
              CONSUMER FINANCE -- 2.1%
      16,932  American Express Co.                1,249,074
      19,929  Discover Financial Services           986,685
      55,375  SLM Corp.                           1,368,316
                                              -------------
                                                  3,604,075
                                              -------------
              CONTAINERS & PACKAGING -- 1.1%
      66,070  Sealed Air Corp.                    1,799,747
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 0.2%
      11,079  H&R Block, Inc.                       348,213
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 1.8%
      49,220  Bank of America Corp.                 718,612
       3,561  IntercontinentalExchange,
                 Inc. (a)                           649,705
      25,969  Moody's Corp.                       1,759,919
                                              -------------
                                                  3,128,236
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.4%
      12,575  Verizon Communications, Inc.          622,211
                                              -------------
              ELECTRICAL EQUIPMENT -- 1.1%
      24,045  Eaton Corp. PLC                     1,657,903
       2,473  Roper Industries, Inc.                311,499
                                              -------------
                                                  1,969,402
                                              -------------

Page 54                See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 1.4%
      16,243  Amphenol Corp., Class A         $   1,276,050
      20,849  TE Connectivity Ltd.                1,064,133
                                              -------------
                                                  2,340,183
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 2.0%
      10,349  Cameron International Corp. (a)       613,696
      28,417  FMC Technologies, Inc. (a)          1,514,626
      30,343  Halliburton Co.                     1,371,200
                                              -------------
                                                  3,499,522
                                              -------------
              FOOD & STAPLES RETAILING -- 1.6%
      11,450  Costco Wholesale Corp.              1,342,971
      24,592  Whole Foods Market, Inc.            1,366,823
                                              -------------
                                                  2,709,794
                                              -------------
              FOOD PRODUCTS -- 2.9%
      28,264  Campbell Soup Co.                   1,322,755
      13,044  General Mills, Inc.                   678,288
       7,087  Hershey (The) Co.                     672,344
      12,275  J.M. Smucker (The) Co.              1,381,183
      14,780  Kellogg Co.                           979,027
                                              -------------
                                                  5,033,597
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 1.7%
       9,606  Becton, Dickinson & Co.               996,335
     170,697  Boston Scientific Corp. (a)         1,864,011
                                              -------------
                                                  2,860,346
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 1.3%
       7,861  DaVita HealthCare Partners,
                 Inc. (a)                           915,099
      20,519  Express Scripts Holding Co. (a)     1,345,020
                                              -------------
                                                  2,260,119
                                              -------------
              HEALTH CARE TECHNOLOGY -- 0.4%
      13,173  Cerner Corp. (a)                      645,477
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 1.6%
       1,735  Chipotle Mexican Grill, Inc. (a)      715,288
      19,331  Starbucks Corp.                     1,377,140
       4,866  Starwood Hotels & Resorts
                 Worldwide, Inc.                    321,886
       2,404  Wynn Resorts Ltd.                     320,045
                                              -------------
                                                  2,734,359
                                              -------------
              HOUSEHOLD DURABLES -- 1.8%
      14,448  D.R. Horton, Inc.                     290,405
      20,361  Leggett & Platt, Inc.                 639,539
       8,532  Lennar Corp., Class A                 288,979
      36,169  Newell Rubbermaid, Inc.               977,286


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HOUSEHOLD DURABLES (CONTINUED)
      50,046  PulteGroup, Inc. (a)            $     832,265
                                              -------------
                                                  3,028,474
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.2%
       3,166  Kimberly-Clark Corp.                  312,801
                                              -------------
              INSURANCE -- 2.0%
      14,754  Aon PLC                               995,895
      15,857  Marsh & McLennan Cos., Inc.           663,932
      21,670  Prudential Financial, Inc.          1,711,280
                                              -------------
                                                  3,371,107
                                              -------------
              INTERNET & CATALOG RETAIL --
                 3.7%
       3,417  Amazon.com, Inc. (a)                1,029,269
       5,109  Expedia, Inc.                         240,787
       7,497  Netflix, Inc. (a)                   1,830,917
       1,529  priceline.com, Inc. (a)             1,338,900
      25,998  TripAdvisor, Inc. (a)               1,950,370
                                              -------------
                                                  6,390,243
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 2.0%
      22,311  Akamai Technologies, Inc. (a)       1,053,079
       1,797  Google, Inc., Class A (a)           1,595,017
      25,206  Yahoo!, Inc. (a)                      708,037
                                              -------------
                                                  3,356,133
                                              -------------
              IT SERVICES -- 1.5%
       9,193  Automatic Data Processing, Inc.       662,723
       1,103  MasterCard, Inc., Class A             673,503
       8,420  Paychex, Inc.                         332,085
       5,194  Visa, Inc., Class A                   919,390
                                              -------------
                                                  2,587,701
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.5%
      20,954  Mattel, Inc.                          880,697
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 1.9%
      17,104  Life Technologies Corp. (a)         1,275,958
       9,461  PerkinElmer, Inc.                     322,526
      18,698  Thermo Fisher Scientific, Inc.      1,703,575
                                              -------------
                                                  3,302,059
                                              -------------
              MACHINERY -- 2.7%
      11,721  Flowserve Corp.                       664,346
       9,149  Illinois Tool Works, Inc.             659,094
      11,793  PACCAR, Inc.                          663,592
      27,430  Pentair Ltd.                        1,675,424
      10,622  Snap-on, Inc.                       1,007,497
                                              -------------
                                                  4,669,953
                                              -------------
              MEDIA -- 8.8%
      19,429  CBS Corp., Class B                  1,026,628
      15,114  Comcast Corp., Class A                681,339

                       See Notes to Financial Statements                 Page 55

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              MEDIA (CONTINUED)
      25,678  DIRECTV (a)                     $   1,624,647
       8,197  Discovery Communications, Inc.,
                 Class A (a)                        653,465
      64,691  Gannett Co., Inc.                   1,666,440
     108,753  Interpublic Group of Cos. (The),
                 Inc.                             1,788,987
      20,134  Omnicom Group, Inc.                 1,294,012
       9,482  Scripps Networks Interactive,
                 Class A                            671,041
      14,070  Time Warner Cable, Inc.             1,604,965
      10,945  Time Warner, Inc.                     681,436
      43,993  Twenty-First Century Fox, Inc.      1,314,511
       9,301  Viacom, Inc., Class B                 676,834
      20,044  Walt Disney (The) Co.               1,295,844
                                              -------------
                                                 14,980,149
                                              -------------
              MULTILINE RETAIL -- 1.8%
      18,676  Dollar Tree, Inc. (a)               1,001,967
      10,158  Family Dollar Stores, Inc.            698,464
      21,121  Nordstrom, Inc.                     1,293,450
                                              -------------
                                                  2,993,881
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 4.8%
      17,826  Cabot Oil & Gas Corp.               1,351,567
       4,806  EOG Resources, Inc.                   699,225
      19,936  EQT Corp.                           1,724,464
      15,812  Noble Energy, Inc.                    988,092
      10,930  Pioneer Natural Resources Co.       1,691,527
       3,975  Range Resources Corp.                 314,422
      24,193  Tesoro Corp.                        1,375,372
                                              -------------
                                                  8,144,669
                                              -------------
              PERSONAL PRODUCTS -- 0.2%
       4,676  Estee Lauder (The) Cos., Inc.,
                 Class A                            306,979
                                              -------------
              PHARMACEUTICALS -- 2.5%
      12,535  Actavis, Inc. (a)                   1,683,074
       6,878  Bristol-Myers Squibb Co.              297,405
       7,370  Johnson & Johnson                     689,095
      40,796  Mylan, Inc. (a)                     1,369,114
       2,541  Perrigo Co.                           316,075
                                              -------------
                                                  4,354,763
                                              -------------
              PROFESSIONAL SERVICES -- 0.8%
       9,744  Dun & Bradstreet (The) Corp.        1,009,771
       5,214  Equifax, Inc.                         329,681
                                              -------------
                                                  1,339,452
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 0.2%
      10,792  Weyerhaeuser Co.                      306,493
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.5%
      40,641  CBRE Group, Inc., Class A (a)         941,652
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              ROAD & RAIL -- 0.9%
       5,976  Kansas City Southern            $     643,914
       6,152  Union Pacific Corp.                   975,646
                                              -------------
                                                  1,619,560
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 3.0%
      42,453  Applied Materials, Inc.               692,408
      12,693  Intel Corp.                           295,747
      28,551  Lam Research Corp. (a)              1,405,280
      43,057  LSI Corp. (a)                         334,984
       8,254  Microchip Technology, Inc.            328,014
     110,424  Micron Technology, Inc. (a)         1,463,118
      36,023  Teradyne, Inc. (a)                    594,019
                                              -------------
                                                  5,113,570
                                              -------------
              SOFTWARE -- 0.7%
       6,749  Adobe Systems, Inc. (a)               319,093
      27,498  Microsoft Corp.                       875,261
                                              -------------
                                                  1,194,354
                                              -------------
              SPECIALTY RETAIL -- 10.2%
      21,882  AutoNation, Inc. (a)                1,048,148
       2,242  AutoZone, Inc. (a)                  1,005,716
      22,316  Bed Bath & Beyond, Inc. (a)         1,706,505
      34,281  CarMax, Inc. (a)                    1,681,140
      37,917  Gap (The), Inc.                     1,740,390
      20,424  Home Depot (The), Inc.              1,614,109
      12,853  L Brands, Inc.                        716,812
      30,949  Lowe's Cos., Inc.                   1,379,706
      11,242  O'Reilly Automotive, Inc. (a)       1,408,173
       4,590  PetSmart, Inc.                        336,080
      14,650  Ross Stores, Inc.                     988,435
      17,380  Tiffany & Co.                       1,381,884
      25,287  TJX (The) Cos., Inc.                1,315,935
      23,605  Urban Outfitters, Inc. (a)          1,004,629
                                              -------------
                                                 17,327,662
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 3.6%
       5,384  Coach, Inc.                           286,052
       9,191  Fossil Group, Inc. (a)              1,010,091
      19,876  NIKE, Inc., Class B                 1,250,598
      12,656  PVH Corp.                           1,667,934
       1,770  Ralph Lauren Corp.                    322,246
       8,195  VF Corp.                            1,614,415
                                              -------------
                                                  6,151,336
                                              -------------
              TOBACCO -- 0.2%
       7,039  Lorillard, Inc.                       299,369
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 1.0%
       6,276  W.W. Grainger, Inc.                 1,645,191
                                              -------------

Page 56                See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.2%
       4,246  Crown Castle International
                 Corp. (a)                    $     298,281
                                              -------------

              TOTAL INVESTMENTS -- 100.1%       170,595,483
              (Cost $147,229,910) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.1)%             (176,731)
                                              -------------
              NET ASSETS -- 100.0%            $ 170,418,752
                                              =============


(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $147,715,231. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $23,435,552 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $555,300.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*        $170,595,483    $    --       $    --
                      ======================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 57

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 3.4%
       5,175  AAR Corp.                       $     125,442
       4,423  Aerovironment, Inc. (a)               100,004
       3,203  Alliant Techsystems, Inc.             298,199
         398  American Science & Engineering,
                 Inc.                                24,194
       1,856  Cubic Corp.                            93,821
       2,408  Curtiss-Wright Corp.                   97,861
       2,189  Esterline Technologies Corp. (a)      178,272
      15,298  Exelis, Inc.                          226,104
         906  Huntington Ingalls Industries,
                 Inc.                                56,335
       3,301  L-3 Communications Holdings,
                 Inc.                               307,488
       1,732  Moog, Inc., Class A (a)                97,408
       1,239  National Presto Industries, Inc.       91,860
       4,379  Northrop Grumman Corp.                403,131
       5,138  Orbital Sciences Corp. (a)             95,259
       4,280  Raytheon Co.                          307,475
       1,116  Rockwell Collins, Inc.                 79,426
         577  Teledyne Technologies, Inc. (a)        46,258
       8,148  Textron, Inc.                         223,092
       2,665  Triumph Group, Inc.                   209,096
         761  United Technologies Corp.              80,339
                                              -------------
                                                  3,141,064
                                              -------------
              AIR FREIGHT & LOGISTICS -- 0.6%
       2,600  Atlas Air Worldwide Holdings,
                 Inc. (a)                           116,064
       1,256  C.H. Robinson Worldwide, Inc.          74,883
       2,871  FedEx Corp.                           304,326
       1,166  Forward Air Corp.                      42,641
         613  Hub Group, Inc., Class A (a)           23,447
                                              -------------
                                                    561,361
                                              -------------
              AIRLINES -- 0.4%
      41,858  JetBlue Airways Corp. (a)             273,751
       8,401  SkyWest, Inc.                         127,023
                                              -------------
                                                    400,774
                                              -------------
              AUTO COMPONENTS -- 0.3%
       1,977  Johnson Controls, Inc.                 79,495
       1,300  Standard Motor Products, Inc.          44,707
       6,610  Superior Industries
                 International, Inc.                120,368
                                              -------------
                                                    244,570
                                              -------------
              AUTOMOBILES -- 0.2%
       9,147  Ford Motor Co.                        154,401
                                              -------------
              BEVERAGES -- 0.2%
       2,012  Coca-Cola Enterprises, Inc.            75,531
       2,957  Molson Coors Brewing Co.,
                 Class B                            148,027
                                              -------------
                                                    223,558
                                              -------------
              BIOTECHNOLOGY -- 0.1%
       4,642  Emergent Biosolutions, Inc. (a)        82,117
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              BUILDING PRODUCTS -- 0.2%
         930  Apogee Enterprises, Inc.     $         24,887
       3,065  Gibraltar Industries, Inc. (a)         47,201
       5,950  Griffon Corp.                          70,805
         758  Simpson Manufacturing Co., Inc.        25,029
       1,118  Universal Forest Products, Inc.        46,117
                                              -------------
                                                    214,039
                                              -------------
              CAPITAL MARKETS -- 1.4%
      20,442  Apollo Investment Corp.               166,194
       5,045  Bank of New York Mellon (The)
                 Corp.                              158,665
       8,500  Calamos Asset Management, Inc.,
                 Class A                             90,525
       1,868  Federated Investors, Inc.,
                 Class B                             54,228
       1,403  Goldman Sachs Group (The), Inc.       230,134
      24,790  Janus Capital Group, Inc.             232,282
       3,599  Piper Jaffray Cos., Inc. (a)          120,746
       8,264  Prospect Capital Corp.                 90,491
       1,085  State Street Corp.                     75,592
       1,251  Stifel Financial Corp. (a)             47,100
                                              -------------
                                                  1,265,957
                                              -------------
              CHEMICALS -- 2.6%
       3,328  A. Schulman, Inc.                      89,190
       1,545  Air Products & Chemicals, Inc.        167,849
         741  Airgas, Inc.                           76,479
         822  Albemarle Corp.                        50,972
       5,638  Cabot Corp.                           231,271
       1,338  Calgon Carbon Corp. (a)                23,990
       2,199  Dow Chemical (The) Co.                 77,053
       1,133  Hawkins, Inc.                          43,904
       1,419  Innophos Holdings, Inc.                70,723
      13,843  Intrepid Potash, Inc.                 176,914
       1,169  Koppers Holdings, Inc.                 45,182
       2,935  LSB Industries, Inc. (a)               96,503
       4,271  LyondellBasell Industries N.V.,
                 Class A                            293,460
       3,827  Minerals Technologies, Inc.           176,042
       8,820  Olin Corp.                            215,208
         614  Praxair, Inc.                          73,784
       3,910  Sensient Technologies Corp.           172,079
         880  Sigma-Aldrich Corp.                    73,533
       1,204  Stepan Co.                             72,071
       2,605  Tredegar Corp.                         78,176
       4,229  Zep, Inc.                              55,315
                                              -------------
                                                  2,359,698
                                              -------------
              COMMERCIAL BANKS -- 3.6%
      10,175  Associated Banc-Corp.                 172,364
       2,892  BancorpSouth, Inc.                     56,828
       1,981  Banner Corp.                           73,455
       4,177  BB&T Corp.                            149,077
         573  City Holding Co.                       25,361
       1,175  Commerce Bancshares, Inc.              53,615
       1,447  Community Bank System, Inc.            48,532
       1,897  CVB Financial Corp.                    24,832

Page 58                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL BANKS (CONTINUED)
       3,836  East West Bancorp, Inc.         $     118,264
      11,759  Fifth Third Bancorp                   226,126
       2,995  First Financial Bancorp                48,249
      10,475  First Niagara Financial Group,
                 Inc.                               111,978
       2,556  FirstMerit Corp.                       57,306
       9,188  Fulton Financial Corp.                115,677
       5,262  Hancock Holding Co.                   172,383
       5,051  Hanmi Financial Corp. (a)              85,867
       4,671  International Bancshares Corp.        113,085
       2,498  MB Financial, Inc.                     71,892
       1,054  NBT Bancorp, Inc.                      23,789
       3,227  Old National Bancorp                   46,501
       2,911  PNC Financial Services Group,
                 Inc.                               221,382
         988  Prosperity Bancshares, Inc.            58,312
       2,277  S&T Bancorp, Inc.                      55,741
       1,710  Simmons First National Corp.,
                 Class A                             46,768
       8,964  SunTrust Banks, Inc.                  311,858
       3,963  Taylor Capital Group, Inc. (a)         88,890
       3,610  TCF Financial Corp.                    55,016
         494  Tompkins Financial Corp.               22,294
       4,291  Trustmark Corp.                       115,728
       1,487  Umpqua Holdings Corp.                  25,041
         844  United Bankshares, Inc.                23,902
      11,139  Valley National Bancorp               115,289
       6,161  Webster Financial Corp.               167,826
       3,429  Wells Fargo & Co.                     149,162
       1,749  Wintrust Financial Corp.               71,552
                                              -------------
                                                  3,323,942
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 1.9%
       2,731  ABM Industries, Inc.                   70,733
       7,102  ADT (The) Corp.                       284,648
       4,135  Brink's (The) Co.                     110,529
       1,899  Consolidated Graphics, Inc. (a)       101,767
       6,088  Deluxe Corp.                          249,669
         938  G&K Services, Inc., Class A            49,536
       1,100  Mine Safety Appliances Co.             58,443
       4,819  Pitney Bowes, Inc.                     79,562
       6,254  Republic Services, Inc.               212,073
       4,839  Tetra Tech, Inc. (a)                  114,200
         978  UniFirst Corp.                         95,864
       2,660  United Stationers, Inc.               110,097
       1,820  Viad Corp.                             43,771
       3,509  Waste Management, Inc.                147,483
                                              -------------
                                                  1,728,375
                                              -------------
              COMMUNICATIONS EQUIPMENT --
                 1.1%
       3,318  Bel Fuse, Inc., Class B                51,927
       4,493  Black Box Corp.                       121,581
      11,641  Cisco Systems, Inc.                   297,427
       2,489  Comtech Telecommunications
                 Corp.                               67,402
       4,763  Digi International, Inc. (a)           47,297


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMUNICATIONS EQUIPMENT (CONTINUED)
       5,746  Harris Corp.                    $     327,924
       2,402  Plantronics, Inc.                     111,669
       4,970  Symmetricom, Inc. (a)                  25,546
                                              -------------
                                                  1,050,773
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.1%
      15,899  Dell, Inc.                            201,440
       6,901  Lexmark International, Inc.,
                 Class A                            258,719
      11,899  QLogic Corp. (a)                      131,008
       4,194  Super Micro Computer, Inc. (a)         48,608
       1,157  Synaptics, Inc. (a)                    46,280
       5,840  Western Digital Corp.                 375,979
                                              -------------
                                                  1,062,034
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.9%
       3,965  Aegion Corp. (a)                       90,481
       2,893  Dycom Industries, Inc. (a)             76,607
       1,098  EMCOR Group, Inc.                      45,325
       1,193  Fluor Corp.                            74,634
       3,544  Granite Construction, Inc.            107,206
       2,567  Jacobs Engineering Group,
                 Inc. (a)                           151,966
       5,585  URS Corp.                             259,703
                                              -------------
                                                    805,922
                                              -------------
              CONSUMER FINANCE -- 0.6%
       3,379  Capital One Financial Corp.           233,218
       2,502  Cash America International, Inc.      105,084
       6,739  EZCORP, Inc., Class A (a)             121,841
         770  World Acceptance Corp. (a)             64,126
                                              -------------
                                                    524,269
                                              -------------
              CONTAINERS & PACKAGING -- 1.2%
       1,911  AptarGroup, Inc.                      111,583
       1,655  Avery Dennison Corp.                   74,028
       3,615  Bemis Co., Inc.                       148,902
       2,003  Greif, Inc., Class A                  110,806
       4,148  MeadWestvaco Corp.                    153,269
       4,460  Myers Industries, Inc.                 86,836
       2,112  Rock Tenn Co., Class A                241,507
       4,577  Sonoco Products Co.                   176,169
                                              -------------
                                                  1,103,100
                                              -------------
              DISTRIBUTORS -- 0.1%
       9,271  VOXX International Corp. (a)          125,622
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.3%
      20,462  Apollo Group, Inc., Class A (a)       372,818
       2,143  Capella Education Co. (a)             105,028
      50,783  Corinthian Colleges, Inc. (a)         113,754
       8,501  DeVry, Inc.                           255,710
       3,658  ITT Educational Services,
                 Inc. (a)                            95,949
       2,798  Matthews International Corp.,
                 Class A                            108,227

                       See Notes to Financial Statements                 Page 59

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              DIVERSIFIED CONSUMER SERVICES
                 (CONTINUED)
       3,240  Strayer Education, Inc.         $     143,402
       4,320  Universal Technical Institute,
                 Inc.                                50,544
                                              -------------
                                                  1,245,432
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 1.0%
       1,475  Citigroup, Inc.                        76,907
       1,397  Interactive Brokers Group, Inc.,
                 Class A                             22,631
       5,361  JPMorgan Chase & Co.                  298,769
       8,095  Leucadia National Corp.               217,189
       1,539  MSCI, Inc. (a)                         53,942
       6,473  NASDAQ OMX Group (The), Inc.          209,725
       1,709  NYSE Euronext                          72,051
                                              -------------
                                                    951,214
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.4%
       5,996  AT&T, Inc.                            211,479
       1,797  Atlantic Tele-Network, Inc.            91,647
       8,538  Cbeyond, Inc. (a)                      72,317
      10,257  CenturyLink, Inc.                     367,713
      89,529  Frontier Communications Corp.         390,346
       5,699  General Communication, Inc.,
                 Class A (a)                         50,436
       9,176  Windstream Corp.                       76,620
                                              -------------
                                                  1,260,558
                                              -------------
              ELECTRIC UTILITIES -- 5.2%
       1,343  ALLETE, Inc.                           72,012
       6,320  American Electric Power Co.,
                 Inc.                               292,932
       3,408  Cleco Corp.                           165,322
       3,144  Duke Energy Corp.                     223,224
       7,529  Edison International                  375,321
       1,896  El Paso Electric Co.                   71,612
       5,204  Entergy Corp.                         351,270
       6,873  Exelon Corp.                          210,245
       5,684  FirstEnergy Corp.                     216,390
       9,360  Great Plains Energy, Inc.             226,418
       4,168  Hawaiian Electric Industries,
                 Inc.                               111,119
       4,417  IDACORP, Inc.                         233,085
         868  NextEra Energy, Inc.                   75,177
       5,051  Northeast Utilities                   224,315
       6,744  NV Energy, Inc.                       159,361
       3,093  OGE Energy Corp.                      115,678
       5,102  Pinnacle West Capital Corp.           300,508
       9,507  PNM Resources, Inc.                   223,224
       9,352  PPL Corp.                             297,113
       3,206  Southern (The) Co.                    143,757
       1,750  UIL Holdings Corp.                     71,470
       1,497  UNS Energy Corp.                       76,122
       6,601  Westar Energy, Inc.                   221,728


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              ELECTRIC UTILITIES (CONTINUED)
       9,986  Xcel Energy, Inc.               $     299,081
                                              -------------
                                                  4,756,484
                                              -------------
              ELECTRICAL EQUIPMENT -- 0.7%
         726  Brady Corp., Class A                   24,154
       1,297  Emerson Electric Co.                   79,597
       1,820  EnerSys, Inc.                          96,314
       5,489  II-VI, Inc. (a)                        97,046
       1,296  Powell Industries, Inc. (a)            63,763
       3,254  Regal-Beloit Corp.                    210,469
         851  Rockwell Automation, Inc.              82,419
                                              -------------
                                                    653,762
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 4.2%
       6,617  Arrow Electronics, Inc. (a)           302,066
       7,848  Avnet, Inc. (a)                       295,634
       4,440  Benchmark Electronics, Inc. (a)        98,213
         810  Coherent, Inc.                         45,911
      25,481  Corning, Inc.                         387,056
       4,908  CTS Corp.                              68,957
       6,524  Daktronics, Inc.                       70,981
         660  FARO Technologies, Inc. (a)            24,242
       7,870  FLIR Systems, Inc.                    255,539
      11,109  Ingram Micro, Inc., Class A (a)       253,619
       6,412  Insight Enterprises, Inc. (a)         137,153
      17,792  Jabil Circuit, Inc.                   409,038
       5,247  Methode Electronics, Inc.              99,116
       9,646  Molex, Inc.                           287,740
         929  Park Electrochemical Corp.             25,269
       2,986  Plexus Corp. (a)                      104,420
       2,684  Rofin-Sinar Technologies,
                 Inc. (a)                            62,027
       2,404  Rogers Corp. (a)                      133,711
       2,789  ScanSource, Inc. (a)                   99,316
       2,691  SYNNEX Corp. (a)                      133,258
       5,600  Tech Data Corp. (a)                   287,504
      18,985  Vishay Intertechnology, Inc. (a)      273,194
                                              -------------
                                                  3,853,964
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 5.7%
       5,066  Atwood Oceanics, Inc. (a)             285,419
       4,601  Baker Hughes, Inc.                    218,226
       5,537  Basic Energy Services, Inc. (a)        63,343
       1,025  Bristow Group, Inc.                    69,710
       5,873  C&J Energy Services, Inc. (a)         113,643
       3,129  CARBO Ceramics, Inc.                  274,914
       5,271  Diamond Offshore Drilling, Inc.       355,476
       6,239  Ensco PLC, Class A                    357,744
       3,413  Era Group, Inc. (a)                    83,243
       1,165  Gulf Island Fabrication, Inc.          28,811
       5,806  Helmerich & Payne, Inc.               366,939
      18,896  ION Geophysical Corp. (a)             116,210
       2,864  Matrix Service Co. (a)                 45,394
      23,683  Nabors Industries Ltd.                364,481

Page 60                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ENERGY EQUIPMENT & SERVICES
                 (CONTINUED)
       5,263  National Oilwell Varco, Inc.    $     369,305
       9,649  Noble Corp.                           368,592
      13,625  Patterson-UTI Energy, Inc.            269,366
      17,184  Pioneer Energy Services
                 Corp. (a)                          116,508
       8,306  Rowan Cos. PLC, Class A (a)           285,311
       1,975  Schlumberger Ltd.                     160,627
         537  SEACOR Holdings, Inc.                  47,020
      10,166  Superior Energy Services,
                 Inc. (a)                           260,453
       8,585  Tesco Corp. (a)                       113,665
       6,524  TETRA Technologies, Inc. (a)           66,023
       3,703  Tidewater, Inc.                       218,440
       4,955  Unit Corp. (a)                        223,371
                                              -------------
                                                  5,242,234
                                              -------------
              FOOD & STAPLES RETAILING -- 1.8%
       1,259  Andersons (The), Inc.                  74,684
         371  Casey's General Stores, Inc.           24,571
       3,712  CVS Caremark Corp.                    228,251
       3,376  Harris Teeter Supermarkets, Inc.      166,032
       6,145  Kroger (The) Co.                      241,314
      15,325  Safeway, Inc.                         395,232
       6,169  Spartan Stores, Inc.                  121,344
       2,071  Sysco Corp.                            71,470
       3,201  Walgreen Co.                          160,850
       2,849  Wal-Mart Stores, Inc.                 222,051
                                              -------------
                                                  1,705,799
                                              -------------
              FOOD PRODUCTS -- 1.2%
       4,173  Archer-Daniels-Midland Co.            152,189
       1,919  Cal-Maine Foods, Inc.                  97,255
       5,109  Dean Foods Co. (a)                     55,688
       1,834  Hormel Foods Corp.                     77,670
         656  Lancaster Colony Corp.                 54,468
       2,416  Post Holdings, Inc. (a)               112,078
         336  Sanderson Farms, Inc.                  23,735
       3,708  Seneca Foods Corp., Class A (a)       130,336
       3,221  Smithfield Foods, Inc. (a)            106,937
         340  TreeHouse Foods, Inc. (a)              24,137
      11,020  Tyson Foods, Inc., Class A            304,373
                                              -------------
                                                  1,138,866
                                              -------------
              GAS UTILITIES -- 1.4%
       6,603  AGL Resources, Inc.                   302,351
       3,853  Atmos Energy Corp.                    170,457
       1,466  Laclede Group (The), Inc.              67,231
       1,820  National Fuel Gas Co.                 117,991
         537  New Jersey Resources Corp.             24,036
       1,576  Northwest Natural Gas Co.              69,249
       1,323  Piedmont Natural Gas Co., Inc.         45,710
       2,146  Questar Corp.                          51,203
       1,908  Southwest Gas Corp.                    94,713
       4,046  UGI Corp.                             169,891
       4,881  WGL Holdings, Inc.                    224,380
                                              -------------
                                                  1,337,212
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 2.9%
      10,395  Abbott Laboratories             $     380,769
         651  C. R. Bard, Inc.                       74,605
       3,840  CareFusion Corp. (a)                  148,109
       1,429  CONMED Corp.                           46,871
       3,713  Covidien PLC                          228,832
      14,258  CryoLife, Inc.                        100,947
       3,455  DENTSPLY International, Inc.          148,150
       4,698  Hill-Rom Holdings, Inc.               174,155
         609  Integra LifeSciences
                 Holdings (a)                        23,989
       1,554  Invacare Corp.                         24,258
       2,415  Masimo Corp.                           56,245
       4,124  Medtronic, Inc.                       227,810
       6,004  Merit Medical Systems, Inc. (a)        78,893
       3,101  St. Jude Medical, Inc.                162,461
       3,690  STERIS Corp.                          166,124
       1,094  Stryker Corp.                          77,083
       1,115  SurModics, Inc. (a)                    22,568
      10,600  Symmetry Medical, Inc. (a)             92,326
         661  Teleflex, Inc.                         52,503
       1,049  Varian Medical Systems, Inc. (a)       76,052
       3,776  Zimmer Holdings, Inc.                 315,220
                                              -------------
                                                  2,677,970
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 3.7%
       3,340  Aetna, Inc.                           214,328
       5,987  Almost Family, Inc.                   114,531
       1,271  AmSurg Corp. (a)                       49,709
       2,998  Cardinal Health, Inc.                 150,170
         924  Chemed Corp.                           65,225
         976  Cigna Corp.                            75,962
       4,500  Community Health Systems, Inc.        207,270
       3,256  Health Management Associates,
                 Inc., Class A (a)                   43,891
       4,297  Humana, Inc.                          392,144
       6,798  Kindred Healthcare, Inc. (a)          104,417
       1,414  Laboratory Corp. of America
                 Holdings (a)                       136,790
       5,810  LHC Group, Inc. (a)                   133,281
       4,319  LifePoint Hospitals, Inc. (a)         212,322
       2,028  Magellan Health Services,
                 Inc. (a)                           115,900
       1,073  Omnicare, Inc.                         56,644
       1,513  Owens & Minor, Inc.                    54,408
       1,882  Patterson Cos., Inc.                   76,955
       8,207  PharMerica Corp. (a)                  120,151
       1,167  Quest Diagnostics, Inc.                68,048
       4,322  UnitedHealth Group, Inc.              314,858
       2,363  Universal Health Services, Inc.,
                 Class B                            165,292
       2,848  WellCare Health Plans, Inc. (a)       173,813
       4,431  WellPoint, Inc.                       379,116
                                              -------------
                                                  3,425,225
                                              -------------

                       See Notes to Financial Statements                 Page 61

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HEALTH CARE TECHNOLOGY -- 0.1%
         454  Computer Programs & Systems,
                 Inc.                         $      25,306
       1,193  Quality Systems, Inc.                  27,284
                                              -------------
                                                     52,590
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 1.9%
         109  Biglari Holdings, Inc. (a)             45,405
       8,253  Carnival Corp.                        305,609
       1,087  CEC Entertainment, Inc.                45,208
         236  Cracker Barrel Old Country
                 Store, Inc.                         23,104
       4,205  Darden Restaurants, Inc.              206,255
         324  DineEquity, Inc.                       22,573
       8,468  International Game Technology         156,404
       5,028  International Speedway Corp.,
                 Class A                            170,198
       3,158  Life Time Fitness, Inc. (a)           168,290
       8,943  Marcus (The) Corp.                    115,812
         715  McDonald's Corp.                       70,127
       3,970  Monarch Casino & Resort,
                 Inc. (a)                            81,385
         809  Red Robin Gourmet Burgers,
                 Inc. (a)                            46,016
       8,780  Wendy's (The) Co.                      62,426
       8,270  WMS Industries, Inc. (a)              212,953
                                              -------------
                                                  1,731,765
                                              -------------
              HOUSEHOLD DURABLES -- 1.4%
       6,243  American Greetings Corp.,
                 Class A                            118,867
       3,197  Blyth, Inc.                            44,790
      10,027  Garmin Ltd.                           401,882
       2,611  Harman International Industries,
                 Inc.                               158,044
       2,965  Helen of Troy Ltd. (a)                125,953
      13,656  Standard Pacific Corp. (a)            111,706
       2,380  Universal Electronics, Inc. (a)        73,375
       1,856  Whirlpool Corp.                       248,593
                                              -------------
                                                  1,283,210
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.4%
      16,486  Central Garden & Pet Co.,
                 Class A (a)                        124,304
       1,049  Energizer Holdings, Inc.              106,788
         919  Procter & Gamble (The) Co.             73,796
         410  WD-40 Co.                              23,579
                                              -------------
                                                    328,467
                                              -------------
              INDEPENDENT POWER PRODUCERS &
                 ENERGY TRADERS -- 0.3%
      10,599  NRG Energy, Inc.                      284,265
                                              -------------
              INDUSTRIAL CONGLOMERATES --
                 0.7%
       1,294  3M Co.                                151,954
       3,386  Carlisle Cos., Inc.                   229,368
       2,235  Danaher Corp.                         150,505
       6,102  General Electric Co.                  148,706
                                              -------------
                                                    680,533
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              INSURANCE -- 7.0%
       2,372  ACE Ltd.                        $     216,753
       3,652  Aflac, Inc.                           225,255
         550  Alleghany Corp. (a)                   222,134
       4,411  Allstate (The) Corp.                  224,873
       4,313  American Financial Group, Inc.        222,939
       6,331  American International Group,
                 Inc. (a)                           288,124
       7,110  Aspen Insurance Holdings Ltd.         266,554
       5,559  Assurant, Inc.                        301,075
       1,264  Berkshire Hathaway, Inc.,
                 Class B (a)                        146,460
       1,672  Chubb (The) Corp.                     144,628
       1,541  Cincinnati Financial Corp.             75,509
       3,650  Employers Holdings, Inc.               95,958
       2,056  Everest Re Group, Ltd.                274,538
      11,075  Fidelity National Financial,
                 Inc., Class A                      271,116
       6,201  Genworth Financial, Inc.,
                 Class A (a)                         80,551
       1,046  Hanover Insurance Group, (The),
                 Inc.                                56,306
       4,894  HCC Insurance Holdings, Inc.          217,930
       3,661  Horace Mann Educators Corp.           103,753
         747  Infinity Property & Casualty
                 Corp.                               48,562
       3,080  Kemper Corp.                          107,646
       7,760  Lincoln National Corp.                323,359
       2,779  Meadowbrook Insurance Group,
                 Inc.                                21,093
       1,164  Mercury General Corp.                  51,449
       1,565  Navigators Group (The), Inc. (a)       90,707
       2,817  Primerica, Inc.                       115,610
       1,889  Principal Financial Group, Inc.        81,907
       2,181  ProAssurance Corp.                    116,749
       4,119  Protective Life Corp.                 178,476
       3,053  Reinsurance Group of America,
                 Inc.                               207,879
         292  RLI Corp.                              24,102
       1,840  Safety Insurance Group, Inc.           98,937
         969  Selective Insurance Group, Inc.        23,692
       3,202  StanCorp Financial Group, Inc.        169,994
       4,343  Stewart Information Services
                 Corp.                              134,329
       2,172  Torchmark Corp.                       154,386
       3,541  Travelers (The) Cos., Inc.            295,850
       2,696  United Fire Group, Inc.                70,123
       9,636  Unum Group                            304,883
       3,872  W. R. Berkley Corp.                   164,057
       7,000  XL Group PLC                          219,450
                                              -------------
                                                  6,437,696
                                              -------------
              INTERNET & CATALOG RETAIL --
                 0.1%
       3,542  PetMed Express, Inc.                   59,329
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 0.7%
       7,229  AOL, Inc.                             266,316
      53,708  Monster Worldwide, Inc. (a)           307,210

Page 62                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              INTERNET SOFTWARE & SERVICES
                 (CONTINUED)
       5,887  United Online, Inc.             $      47,803
                                              -------------
                                                    621,329
                                              -------------
              IT SERVICES -- 3.1%
         983  Accenture PLC, Class A                 72,555
       1,792  CACI International, Inc.,
                 Class A (a)                        118,989
       6,466  Computer Sciences Corp.               308,169
       2,937  Convergys Corp.                        55,597
       4,113  CSG Systems International, Inc.        97,396
       4,036  DST Systems, Inc.                     282,641
       4,954  Fidelity National Information
                 Services, Inc.                     213,815
       1,105  Global Payments, Inc.                  51,172
       3,834  Higher One Holdings, Inc. (a)          41,407
         740  International Business Machines
                 Corp.                              144,330
      10,096  ManTech International Corp.,
                 Class A                            298,236
      26,030  SAIC, Inc.                            397,999
       7,218  Sykes Enterprises, Inc. (a)           126,748
       2,857  TeleTech Holdings, Inc. (a)            71,568
      11,560  Total System Services, Inc.           316,860
       6,275  VeriFone Systems, Inc. (a)            119,664
       8,270  Western Union Co.                     148,529
                                              -------------
                                                  2,865,675
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.1%
       1,578  Hasbro, Inc.                           72,588
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.3%
       1,410  Bio-Rad Laboratories, Inc.,
                 Class A (a)                        172,006
         741  Techne Corp.                           54,641
         707  Waters Corp. (a)                       71,365
                                              -------------
                                                    298,012
                                              -------------
              MACHINERY -- 3.4%
       5,254  AGCO Corp.                            295,538
       1,301  Astec Industries, Inc.                 45,535
       1,488  Barnes Group, Inc.                     49,104
       1,127  Briggs & Stratton Corp.                22,822
       2,573  Caterpillar, Inc.                     213,327
         980  CLARCOR, Inc.                          53,880
         854  Crane Co.                              52,009
       1,742  Deere & Co.                           144,708
       1,435  Donaldson Co., Inc.                    52,019
       2,733  Dover Corp.                           234,054
       1,378  ESCO Technologies, Inc.                47,720
       2,549  Ingersoll-Rand PLC                    155,617
       1,062  John Bean Technologies Corp.           25,180
       7,472  Joy Global, Inc.                      369,864
       5,433  Kennametal, Inc.                      235,466
         885  Mueller Industries, Inc.               48,578


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              MACHINERY (CONTINUED)
       4,167  Oshkosh Corp. (a)               $     186,765
       2,225  Parker Hannifin Corp.                 229,798
         462  Tennant Co.                            23,839
       6,743  Titan International, Inc.             116,249
       6,860  Trinity Industries, Inc.              270,078
         984  Watts Water Technologies, Inc.,
                 Class A                             51,444
       2,637  Woodward, Inc.                        107,906
       5,252  Xylem, Inc.                           130,932
                                              -------------
                                                  3,162,432
                                              -------------
              MARINE -- 0.1%
       4,219  Matson, Inc.                          119,482
                                              -------------
              MEDIA -- 1.5%
         480  Arbitron, Inc.                         22,061
       4,297  E.W. Scripps (The) Co.,
                 Class A (a)                         71,373
       5,262  John Wiley & Sons, Inc.,
                 Class A                            237,474
       2,211  Meredith Corp.                        105,067
      14,306  New York Times (The) Co.,
                 Class A (a)                        174,247
       9,003  Scholastic Corp.                      274,592
      10,724  Valassis Communications, Inc.         307,028
         292  Washington Post (The) Co.,
                 Class B                            156,909
                                              -------------
                                                  1,348,751
                                              -------------
              METALS & MINING -- 3.4%
      36,189  Alcoa, Inc.                           287,703
       8,067  Allegheny Technologies, Inc.          222,407
       2,112  AMCOL International Corp.              74,089
       3,511  Carpenter Technology Corp.            183,555
       2,404  Century Aluminum Co. (a)               20,170
      14,283  Commercial Metals Co.                 221,244
      13,133  Freeport-McMoRan Copper &
                 Gold, Inc.                         371,401
       1,398  Haynes International, Inc.             67,244
       1,837  Kaiser Aluminum Corp.                 119,864
       3,295  Materion Corp.                         99,311
      12,107  Newmont Mining Corp.                  363,210
       1,633  Nucor Corp.                            76,392
       1,822  Olympic Steel, Inc.                    50,743
       4,022  Reliance Steel & Aluminum Co.         282,344
       2,416  RTI International Metals,
                 Inc. (a)                            74,050
      14,149  Steel Dynamics, Inc.                  220,159
       8,310  Stillwater Mining Co. (a)             100,551
      16,144  United States Steel Corp.             280,098
                                              -------------
                                                  3,114,535
                                              -------------
              MULTILINE RETAIL -- 1.6%
       8,364  Big Lots, Inc. (a)                    302,191
       2,806  Dollar General Corp. (a)              153,404
       7,344  Fred's, Inc., Class A                 126,317
       7,179  Kohl's Corp.                          380,343
       4,422  Macy's, Inc.                          213,760
       3,753  Saks, Inc. (a)                         60,123
       3,082  Target Corp.                          219,593
                                              -------------
                                                  1,455,731
                                              -------------

                       See Notes to Financial Statements                 Page 63

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              MULTI-UTILITIES -- 3.9%
       3,138  Alliant Energy Corp.            $     166,220
       3,303  Avista Corp.                           95,060
       3,246  Black Hills Corp.                     172,200
       6,024  CenterPoint Energy, Inc.              149,516
       7,812  CMS Energy Corp.                      218,658
       3,640  Consolidated Edison, Inc.             218,036
       4,223  DTE Energy Co.                        298,566
       4,835  Integrys Energy Group, Inc.           303,638
       7,411  NiSource, Inc.                        227,666
       1,678  NorthWestern Corp.                     70,812
       6,188  PG&E Corp.                            283,967
       8,665  Public Service Enterprise Group,
                 Inc.                               292,790
       5,764  SCANA Corp.                           299,209
       1,731  Sempra Energy                         151,688
      16,463  TECO Energy, Inc.                     290,901
       4,677  Vectren Corp.                         173,143
       3,452  Wisconsin Energy Corp.                150,093
                                              -------------
                                                  3,562,163
                                              -------------
              OFFICE ELECTRONICS -- 0.5%
      39,977  Xerox Corp.                           387,777
       2,428  Zebra Technologies Corp.,
                 Class A (a)                        112,101
                                              -------------
                                                    499,878
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 7.8%
       1,647  Anadarko Petroleum Corp.              145,792
       4,325  Apache Corp.                          347,081
         908  Approach Resources, Inc. (a)           24,053
      10,433  Bill Barrett Corp. (a)                233,908
      10,415  Chesapeake Energy Corp.               242,669
       3,064  Chevron Corp.                         385,727
       4,058  Cimarex Energy Co.                    310,153
       6,903  Cloud Peak Energy, Inc. (a)           110,655
       5,674  Comstock Resources, Inc.               95,153
       5,993  ConocoPhillips                        388,706
      10,443  CONSOL Energy, Inc.                   324,046
       5,046  Energen Corp.                         302,205
       4,013  Exxon Mobil Corp.                     376,219
       5,453  Hess Corp.                            406,030
      10,486  Marathon Oil Corp.                    381,271
       5,103  Marathon Petroleum Corp.              374,203
       5,955  Murphy Oil Corp.                      403,273
       4,064  Occidental Petroleum Corp.            361,899
      18,990  Penn Virginia Corp. (a)                95,710
       6,155  Phillips 66                           378,533
       7,640  QEP Resources, Inc.                   232,944
       6,202  Rosetta Resources, Inc. (a)           282,873
       5,164  Stone Energy Corp. (a)                125,795
       9,487  Swift Energy Co. (a)                  120,864
      10,428  Valero Energy Corp.                   373,010
       2,638  World Fuel Services Corp.             102,196
      14,942  WPX Energy, Inc. (a)                  287,036
                                              -------------
                                                  7,212,004
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              PAPER & FOREST PRODUCTS -- 0.7%
       2,410  Buckeye Technologies, Inc.      $      89,700
       1,422  Clearwater Paper Corp. (a)             69,564
       3,965  Domtar Corp.                          275,607
       1,597  International Paper Co.                77,151
       2,809  Neenah Paper, Inc.                    111,152
       2,667  P.H. Glatfelter Co.                    70,596
                                              -------------
                                                    693,770
                                              -------------
              PHARMACEUTICALS -- 0.3%
       2,688  Hi-Tech Pharmacal Co., Inc.            96,607
       5,052  Pfizer, Inc.                          147,670
                                              -------------
                                                    244,277
                                              -------------
              PROFESSIONAL SERVICES -- 0.8%
       8,034  CDI Corp.                             126,375
         377  Exponent, Inc.                         24,927
       1,335  Heidrick & Struggles
                 International, Inc.                 20,532
         736  Insperity, Inc.                        24,340
       6,511  Kelly Services, Inc., Class A         127,420
       1,191  Korn/Ferry International (a)           23,260
         934  Manpowergroup, Inc.                    62,457
       9,480  Navigant Consulting, Inc. (a)         127,222
       5,771  Resources Connection, Inc.             76,754
       1,287  Towers Watson & Co., Class A          108,404
                                              -------------
                                                    721,691
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 0.3%
      17,230  Cedar Realty Trust, Inc.               95,454
       6,628  Cousins Properties, Inc.               67,937
         888  EPR Properties                         44,738
         885  Government Properties Income
                 Trust                               22,364
       1,910  Lexington Realty Trust                 23,951
         924  Rayonier, Inc.                         53,999
                                              -------------
                                                    308,443
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.0%
       1,112  Forestar Group, Inc. (a)               24,030
                                              -------------
              ROAD & RAIL -- 1.5%
       2,917  Arkansas Best Corp.                    63,299
       2,707  Con-way, Inc.                         112,205
       9,153  CSX Corp.                             227,086
       4,826  Heartland Express, Inc.                71,039
       3,980  Knight Transportation, Inc.            67,540
         994  Landstar System, Inc.                  53,736
       3,895  Norfolk Southern Corp.                284,958
       4,655  Ryder System, Inc.                    287,865
       8,728  Werner Enterprises, Inc.              209,996
                                              -------------
                                                  1,377,724
                                              -------------

Page 64                See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.8%
       2,145  Altera Corp.                    $      76,276
       1,570  Analog Devices, Inc.                   77,495
       4,810  ATMI, Inc. (a)                        119,529
      11,691  Brooks Automation, Inc.               114,806
       1,352  Cabot Microelectronics Corp. (a)       49,997
       7,644  Fairchild Semiconductor
                 International, Inc. (a)             96,467
       8,106  First Solar, Inc. (a)                 399,139
      25,844  NVIDIA Corp.                          372,929
       1,236  Silicon Laboratories, Inc. (a)         48,278
       4,058  Texas Instruments, Inc.               159,074
       4,741  Volterra Semiconductor Corp. (a)       71,447
       1,786  Xilinx, Inc.                           83,388
                                              -------------
                                                  1,668,825
                                              -------------
              SOFTWARE -- 0.9%
       9,885  CA, Inc.                              293,980
      12,285  Ebix, Inc.                            142,506
       6,626  EPIQ Systems, Inc.                     86,204
       1,186  MICROS Systems, Inc. (a)               57,794
       6,297  Symantec Corp.                        168,004
       2,951  Synopsys, Inc. (a)                    109,305
                                              -------------
                                                    857,793
                                              -------------
              SPECIALTY RETAIL -- 3.0%
       9,415  Aaron's, Inc.                         269,834
       8,013  Abercrombie & Fitch Co.,
                 Class A                            399,608
       1,300  Advance Auto Parts, Inc.              107,237
       6,609  Barnes & Noble, Inc. (a)              117,971
       1,017  Big 5 Sporting Goods Corp.             20,615
       4,557  Cato (The) Corp., Class A             128,279
       1,629  Children's Place Retail Stores
                 (The), Inc. (a)                     88,031
       8,559  CST Brands, Inc. (a)                  279,109
       4,083  Finish Line (The), Inc.,
                 Class A                             90,888
       1,332  Genesco, Inc. (a)                      93,746
         694  Group 1 Automotive, Inc.               50,516
       5,099  Guess?, Inc.                          171,734
       2,160  Jos. A. Bank Clothiers, Inc. (a)       88,258
       2,587  Kirkland's, Inc. (a)                   45,479
       3,005  Men's Wearhouse (The), Inc.           119,990
      11,120  OfficeMax, Inc.                       126,657
       7,708  Pep Boys-Manny, Moe & Jack
                 (The) (a)                           95,965
       7,023  Rent-A-Center, Inc.                   280,850
       3,167  Sonic Automotive, Inc., Class A        70,117
       2,849  Stage Stores, Inc.                     71,111
       3,269  Stein Mart, Inc.                       45,668
                                              -------------
                                                  2,761,663
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 0.6%
       6,894  Crocs, Inc. (a)                        94,241
       4,177  Deckers Outdoor Corp. (a)             229,025
       3,863  Maidenform Brands, Inc. (a)            90,240


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              TEXTILES, APPAREL & LUXURY
                 GOODS (CONTINUED)
       4,395  Perry Ellis International, Inc. $      88,339
         929  Skechers U.S.A., Inc.,
                 Class A (a)                         25,343
                                              -------------
                                                    527,188
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.5%
       4,749  Astoria Financial Corp.                57,938
       3,956  Bank Mutual Corp.                      24,567
       5,141  Brookline Bancorp, Inc.                50,690
       1,456  Dime Community Bancshares, Inc.        25,553
       7,534  New York Community Bancorp,
                 Inc.                               114,291
       1,652  Northwest Bancshares, Inc.             22,830
       4,748  People's United Financial, Inc.        71,220
       2,828  Provident Financial Services,
                 Inc.                                50,310
       8,203  TrustCo Bank Corp.                     48,726
                                              -------------
                                                    466,125
                                              -------------
              TOBACCO -- 0.4%
      23,488  Alliance One International,
                 Inc. (a)                            89,489
       4,558  Universal Corp.                       279,406
                                              -------------
                                                    368,895
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.2%
       3,336  GATX Corp.                            150,720
         646  Kaman Corp.                            24,458
                                              -------------
                                                    175,178
                                              -------------
              WATER UTILITIES -- 0.1%
         832  American States Water Co.              53,431
                                              -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.2%
       1,356  NTELOS Holdings Corp.                  25,398
       8,383  USA Mobility, Inc.                    130,942
                                              -------------
                                                    156,340
                                              -------------
              TOTAL COMMON STOCKS -- 100.0%      92,216,104
              (Cost $82,014,724)

              MONEY MARKET FUND -- 0.1%
      68,245  Morgan Stanley Institutional
                 Liquidity Fund - Treasury
                 Portfolio - Institutional
                 Class - 0.03% (b)                   68,245
              (Cost $68,245)                  -------------

              TOTAL INVESTMENTS -- 100.1%        92,284,349
              (Cost $82,082,969) (c)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.1)%              (57,708)
                                              -------------
              NET ASSETS -- 100.0%            $  92,226,641
                                              -------------


                       See Notes to Financial Statements                 Page 65

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

JULY 31, 2013

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $83,854,311. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $9,694,415 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,264,377.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $92,216,104    $    --       $    --
Money Market Fund           68,245         --            --
                       -------------------------------------
Total Investments      $92,284,349    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value.There were no transfers between Levels at July 31, 2013.

Page 66                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 99.9%
              AEROSPACE & DEFENSE -- 2.2%
       2,158  B/E Aerospace, Inc. (a)         $     150,434
       1,694  Boeing (The) Co.                      178,039
       3,819  GenCorp, Inc. (a)                      66,871
       1,749  Honeywell International, Inc.         145,132
       1,280  Lockheed Martin Corp.                 153,754
         614  Precision Castparts Corp.             136,136
                                              -------------
                                                    830,366
                                              -------------
              AIR FREIGHT & LOGISTICS -- 0.1%
         390  United Parcel Service, Inc.,
                 Class B                             33,852
                                              -------------
              AIRLINES -- 0.8%
       1,513  Alaska Air Group, Inc. (a)             92,550
         586  Allegiant Travel Co.                   57,065
      10,768  Southwest Airlines Co.                148,921
                                              -------------
                                                    298,536
                                              -------------
              AUTO COMPONENTS -- 1.2%
       1,208  BorgWarner, Inc. (a)                  115,279
       3,423  Delphi Automotive PLC                 183,884
       1,089  Dorman Products, Inc.                  51,270
       1,579  Drew Industries, Inc.                  64,471
       2,275  Gentex Corp.                           51,369
                                              -------------
                                                    466,273
                                              -------------
              AUTOMOBILES -- 1.2%
       5,209  General Motors Co. (a)                186,847
         615  Harley-Davidson, Inc.                  34,914
       2,768  Thor Industries, Inc.                 149,610
       2,958  Winnebago Industries, Inc. (a)         70,755
                                              -------------
                                                    442,126
                                              -------------
              BEVERAGES -- 0.8%
         218  Boston Beer (The) Co., Inc.,
                 Class A (a)                         39,018
       3,329  Constellation Brands, Inc.,
                 Class A (a)                        173,408
       1,142  Monster Beverage Corp. (a)             69,650
         412  PepsiCo, Inc.                          34,418
                                              -------------
                                                    316,494
                                              -------------
              BIOTECHNOLOGY -- 2.6%
         753  Acorda Therapeutics, Inc. (a)          28,591
         342  Amgen, Inc.                            37,035
         806  Biogen Idec, Inc. (a)                 175,813
       1,187  Celgene Corp. (a)                     174,323
         514  Cubist Pharmaceuticals, Inc. (a)       32,038
       2,710  Gilead Sciences, Inc. (a)             166,529
         772  Regeneron Pharmaceuticals, Inc. (a)   208,486
       1,593  United Therapeutics Corp. (a)         119,220
         657  Vertex Pharmaceuticals, Inc. (a)       52,429
                                              -------------
                                                    994,464
                                              -------------
              BUILDING PRODUCTS -- 1.3%
       1,027  A.O. Smith Corp.                       42,436


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              BUILDING PRODUCTS (CONTINUED)
       2,814  AAON, Inc.                      $      60,698
       3,514  Fortune Brands Home & Security,
                 Inc.                               145,163
       1,625  Lennox International, Inc.            116,708
       5,341  Masco Corp.                           109,597
                                              -------------
                                                    474,602
                                              -------------
              CAPITAL MARKETS -- 2.3%
         640  Affiliated Managers Group,
                 Inc. (a)                           115,424
       2,145  Ameriprise Financial, Inc.            190,905
         270  BlackRock, Inc.                        76,129
         697  Eaton Vance Corp.                      28,208
       1,362  Financial Engines, Inc.                65,022
         681  HFF, Inc., Class A                     14,301
       3,274  Invesco Ltd.                          105,390
       1,220  Raymond James Financial, Inc.          53,765
       1,844  SEI Investments Co.                    58,289
         282  Virtus Investment Partners,
                 Inc. (a)                            52,593
       1,808  Waddell & Reed Financial, Inc.,
                 Class A                             92,316
                                              -------------
                                                    852,342
                                              -------------
              CHEMICALS -- 2.6%
         942  Ashland, Inc.                          81,803
         555  Balchem Corp.                          27,617
         716  Cytec Industries, Inc.                 55,776
         642  E.I. du Pont de Nemours & Co.          37,037
       1,487  Eastman Chemical Co.                  119,599
       1,629  Ecolab, Inc.                          150,096
         552  FMC Corp.                              36,520
         985  H.B. Fuller Co.                        39,548
         448  International Flavors &
                 Fragrances, Inc.                    36,145
       2,005  PolyOne Corp.                          57,965
         711  PPG Industries, Inc.                  114,073
         401  Quaker Chemical Corp.                  26,454
       1,642  RPM International, Inc.                57,864
         589  Sherwin-Williams (The) Co.            102,586
         405  Valspar (The) Corp.                    27,589
                                              -------------
                                                    970,672
                                              -------------
              COMMERCIAL BANKS -- 4.1%
         279  Bank of the Ozarks, Inc.               13,331
       3,493  BBCN Bancorp, Inc.                     51,033
       1,137  Boston Private Financial
                 Holdings, Inc.                      12,564
       1,655  City National Corp.                   115,072
         508  Columbia Banking System, Inc.          12,690
       2,614  Comerica, Inc.                        111,200
         669  First Financial Bankshares, Inc.       41,244
       2,341  First Horizon National Corp.           28,864
       1,679  Glacier Bancorp, Inc.                  40,867
       1,913  Home BancShares, Inc.                  52,263
       8,807  Huntington Bancshares, Inc.            75,300

                       See Notes to Financial Statements                 Page 67

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              COMMERCIAL BANKS (CONTINUED)
         351  Independent Bank Corp.          $      13,071
      12,573  KeyCorp                               154,522
         932  M&T Bank Corp.                        108,913
         395  PacWest Bancorp                        13,991
       1,449  Pinnacle Financial Partners,
                 Inc. (a)                            41,267
       1,757  PrivateBancorp, Inc.                   41,448
      10,924  Regions Financial Corp.               109,349
         947  Signature Bank (a)                     86,698
       2,899  Susquehanna Bancshares, Inc.           38,557
       1,259  SVB Financial Group (a)               109,810
      17,958  Synovus Financial Corp.                59,800
         273  Texas Capital Bancshares,
                 Inc. (a)                            12,419
         932  U.S. Bancorp                           34,782
         217  UMB Financial Corp.                    12,977
         581  ViewPoint Financial Group, Inc.        12,532
       4,806  Zions Bancorporation                  142,450
                                              -------------
                                                  1,547,014
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 1.1%
       1,524  Cintas Corp.                           72,405
       1,013  Healthcare Services Group, Inc.        24,930
       2,906  Herman Miller, Inc.                    81,688
       2,025  Rollins, Inc.                          51,637
         628  Stericycle, Inc. (a)                   72,810
       2,549  Waste Connections, Inc.               110,270
                                              -------------
                                                    413,740
                                              -------------
              COMMUNICATIONS EQUIPMENT --
                 1.1%
       4,253  CalAmp Corp. (a)                       65,284
       5,400  Ciena Corp. (a)                       119,124
       1,174  InterDigital, Inc.                     46,643
       1,350  Ixia (a)                               18,765
       2,344  JDS Uniphase Corp. (a)                 34,386
       1,430  Oplink Communications, Inc. (a)        28,814
       5,858  PC-Tel, Inc.                           56,530
         869  ViaSat, Inc. (a)                       58,041
                                              -------------
                                                    427,587
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.6%
       3,101  3D Systems Corp. (a)                  146,460
       1,756  Electronics for Imaging,
                 Inc. (a)                            52,733
       1,231  Intermec, Inc. (a)                     12,224
       4,126  NCR Corp. (a)                         148,536
       1,837  NetApp, Inc.                           75,537
       3,870  Seagate Technology PLC                158,322
                                              -------------
                                                    593,812
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 0.1%
       1,274  Quanta Services, Inc. (a)              34,156
                                              -------------
              CONSTRUCTION MATERIALS -- 0.4%
       1,187  Eagle Materials, Inc.                  80,099
       2,810  Headwaters, Inc. (a)                   26,498


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              CONSTRUCTION MATERIALS (CONTINUED)
         266  Martin Marietta Materials,
                 Inc.                         $      26,494
         572  Texas Industries, Inc. (a)             35,544
                                              -------------
                                                    168,635
                                              -------------
              CONSUMER FINANCE -- 1.3%
       1,857  American Express Co.                  136,991
       2,185  Discover Financial Services           108,179
       1,125  Encore Capital Group, Inc. (a)         43,718
         404  Portfolio Recovery Associates,
                 Inc. (a)                            60,321
       6,072  SLM Corp.                             150,039
                                              -------------
                                                    499,248
                                              -------------
              CONTAINERS & PACKAGING -- 1.0%
       2,780  Packaging Corp. of America            149,536
       7,244  Sealed Air Corp.                      197,327
         558  Silgan Holdings, Inc.                  26,918
                                              -------------
                                                    373,781
                                              -------------
              DISTRIBUTORS -- 0.5%
       5,287  LKQ Corp. (a)                         137,832
         711  Pool Corp.                             37,527
                                              -------------
                                                    175,359
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 0.7%
         668  American Public Education,
                 Inc. (a)                            26,393
       1,215  H&R Block, Inc.                        38,187
       1,048  Hillenbrand, Inc.                      25,980
         423  Outerwall, Inc. (a)                    23,371
       7,550  Service Corp. International           143,223
                                              -------------
                                                    257,154
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 1.4%
       5,397  Bank of America Corp.                  78,796
       2,249  CBOE Holdings, Inc.                   112,675
         390  IntercontinentalExchange,
                 Inc. (a)                            71,156
       1,063  MarketAxess Holdings, Inc.             54,957
       2,848  Moody's Corp.                         193,009
                                              -------------
                                                    510,593
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.4%
       3,631  Lumos Networks Corp.                   68,807
         932  tw telecom, Inc. (a)                   27,755
       1,379  Verizon Communications, Inc.           68,233
                                              -------------
                                                    164,795
                                              -------------
              ELECTRICAL EQUIPMENT -- 1.2%
       1,042  Acuity Brands, Inc.                    90,133
         620  AMETEK, Inc.                           28,694
         314  AZZ, Inc.                              11,879
       2,636  Eaton Corp. PLC                       181,752
         355  Encore Wire Corp.                      14,807
         738  Franklin Electric Co., Inc.            27,498
         530  Hubbell, Inc., Class B                 56,895

Page 68                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRICAL EQUIPMENT (CONTINUED)
         271  Roper Industries, Inc.          $      34,135
                                              -------------
                                                    445,793
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 1.5%
       5,500  Agilysys, Inc. (a)                     63,745
       1,781  Amphenol Corp., Class A               139,915
         242  Belden, Inc.                           14,184
         549  Cognex Corp.                           29,157
       1,207  DTS, Inc. (a)                          27,326
         681  FEI Co.                                52,744
         333  Littelfuse, Inc.                       26,637
       1,068  Measurement Specialties,
                 Inc. (a)      53,165
         439  MTS Systems Corp.                      27,679
       2,286  TE Connectivity Ltd.                  116,678
                                              -------------
                                                    551,230
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 2.4%
       1,135  Cameron International Corp. (a)        67,306
         874  Dresser-Rand Group, Inc. (a)           53,200
       1,162  Dril-Quip, Inc. (a)                   105,637
       2,208  Exterran Holdings, Inc. (a)            70,104
       3,116  FMC Technologies, Inc. (a)            166,083
       3,327  Halliburton Co.                       150,347
       1,885  Oceaneering International, Inc.       152,855
       1,469  Oil States International,
                 Inc. (a)                           142,831
                                              -------------
                                                    908,363
                                              -------------
              FOOD & STAPLES RETAILING -- 1.0%
       1,255  Costco Wholesale Corp.                147,199
       1,457  United Natural Foods, Inc. (a)         85,380
       2,696  Whole Foods Market, Inc.              149,844
                                              -------------
                                                    382,423
                                              -------------
              FOOD PRODUCTS -- 2.9%
       1,094  B&G Foods, Inc.                        38,115
         445  Calavo Growers, Inc.                   12,086
       3,099  Campbell Soup Co.                     145,033
         648  Darling International, Inc. (a)        13,154
       6,174  Flowers Foods, Inc.                   141,755
       1,430  General Mills, Inc.                    74,360
       1,814  Green Mountain Coffee Roasters,
                 Inc. (a)                           140,005
         573  Hain Celestial Group (The),
                 Inc. (a)                            41,806
         777  Hershey (The) Co.                      73,714
         400  Ingredion, Inc.                        26,880
         479  J & J Snack Foods Corp.                38,167
       1,346  J.M. Smucker (The) Co.                151,452
       1,621  Kellogg Co.                           107,375
       2,475  Tootsie Roll Industries, Inc.          83,804
                                              -------------
                                                  1,087,706
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HEALTH CARE EQUIPMENT & SUPPLIES -- 2.3%
         784  Abaxis, Inc.                    $      33,006
       1,728  Abiomed, Inc. (a)                      43,338
         671  Align Technology, Inc. (a)             28,880
       1,053  Becton, Dickinson & Co.               109,217
      18,717  Boston Scientific Corp. (a)           204,390
       1,650  Cantel Medical Corp.                   43,791
         881  Cooper (The) Cos., Inc.               112,195
         233  Cyberonics, Inc. (a)                   12,114
         956  Cynosure, Inc., Class A (a)            27,227
       1,515  Greatbatch, Inc. (a)                   57,267
         293  Haemonetics Corp. (a)                  12,370
         517  ICU Medical, Inc. (a)                  37,064
       2,729  Natus Medical, Inc. (a)                34,904
         447  Neogen Corp. (a)                       25,246
         581  ResMed, Inc.                           27,685
         530  West Pharmaceutical Services,
                 Inc.                                39,093
                                              -------------
                                                    847,787
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 1.9%
       3,469  AMN Healthcare Services,
                 Inc. (a)                            51,272
         864  Bio-Reference Laboratories,
                 Inc. (a)                            23,112
       1,273  CorVel Corp. (a)                       43,142
         862  DaVita HealthCare Partners,
                 Inc. (a)                           100,345
       2,250  Express Scripts Holding Co. (a)       147,488
         785  Hanger, Inc. (a)                       28,982
       3,573  Healthways, Inc. (a)                   61,313
         821  Henry Schein, Inc. (a)                 85,244
         967  IPC Hospitalist (The) Co. (a)          48,708
         859  MEDNAX, Inc. (a)                       83,684
         302  MWI Veterinary Supply, Inc. (a)        42,935
                                              -------------
                                                    716,225
                                              -------------
              HEALTH CARE TECHNOLOGY -- 0.6%
       1,444  Cerner Corp. (a)                       70,756
         478  HealthStream, Inc. (a)                 15,057
         802  Medidata Solutions, Inc. (a)           74,209
       3,022  Omnicell, Inc. (a)                     63,764
                                              -------------
                                                    223,786
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 3.9%
       1,859  Bally Technologies, Inc. (a)          133,253
         669  BJ's Restaurants, Inc. (a)             23,843
       1,674  Bob Evans Farms, Inc.                  85,073
       2,660  Brinker International, Inc.           106,799
         506  Buffalo Wild Wings, Inc. (a)           52,412
       2,504  Cheesecake Factory (The), Inc.        106,270
         190  Chipotle Mexican Grill, Inc. (a)       78,331
       2,341  Domino's Pizza, Inc.                  146,500
         948  Jack in the Box, Inc. (a)              38,005

                       See Notes to Financial Statements                 Page 69

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              HOTELS, RESTAURANTS & LEISURE
                 (CONTINUED)
         574  Marriott Vacations Worldwide
                 Corp. (a)                    $      25,256
       2,382  Multimedia Games Holding Co.,
                 Inc. (a)                            83,346
         564  Panera Bread Co., Class A (a)          94,216
         760  Papa John's International,
                 Inc. (a)                            50,814
       5,145  Ruth's Hospitality Group, Inc.         61,534
       2,104  SHFL entertainment, Inc. (a)           47,866
       3,412  Sonic Corp. (a)                        52,442
       2,119  Starbucks Corp.                       150,958
         533  Starwood Hotels & Resorts
                 Worldwide, Inc.                     35,258
       2,482  Texas Roadhouse, Inc.                  60,660
         263  Wynn Resorts Ltd.                      35,013
                                              -------------
                                                  1,467,849
                                              -------------
              HOUSEHOLD DURABLES -- 2.8%
       1,584  D.R. Horton, Inc.                      31,838
         420  Ethan Allen Interiors, Inc.            12,755
       1,249  iRobot Corp. (a)                       43,665
       3,112  Jarden Corp. (a)                      141,503
       6,935  KB Home                               123,096
       3,063  La-Z-Boy, Inc.                         63,496
       2,232  Leggett & Platt, Inc.                  70,107
         935  Lennar Corp., Class A                  31,669
       1,623  M/I Homes, Inc. (a)                    34,505
         859  Meritage Homes Corp. (a)               38,878
         932  Mohawk Industries, Inc. (a)           110,899
       3,966  Newell Rubbermaid, Inc.               107,161
       5,488  PulteGroup, Inc. (a)                   91,266
       1,239  Ryland Group (The), Inc.               50,105
       1,194  Tempur Sealy International,
                 Inc. (a)                            47,342
         675  Tupperware Brands Corp.                56,889
                                              -------------
                                                  1,055,174
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.1%
         347  Kimberly-Clark Corp.                   34,284
                                              -------------
              INSURANCE -- 1.6%
       1,618  Aon PLC                               109,215
       2,400  Arthur J. Gallagher & Co.             106,512
       1,626  Brown & Brown, Inc.                    53,642
       1,093  eHealth, Inc. (a)                      33,599
       2,379  First American Financial Corp.         54,074
       1,738  Marsh & McLennan Cos., Inc.            72,770
       2,376  Prudential Financial, Inc.            187,633
                                              -------------
                                                    617,445
                                              -------------
              INTERNET & CATALOG RETAIL --
                 2.1%
         375  Amazon.com, Inc. (a)                  112,957
         986  Blue Nile, Inc. (a)                    38,286
         560  Expedia, Inc.                          26,393
         976  HSN, Inc.                              58,619
         822  Netflix, Inc. (a)                     200,749
         168  priceline.com, Inc. (a)               147,113


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              INTERNET & CATALOG RETAIL
                 (CONTINUED)
       2,850  TripAdvisor, Inc. (a)           $     213,807
                                              -------------
                                                    797,924
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 2.3%
       2,447  Akamai Technologies, Inc. (a)         115,498
       3,349  Blucora, Inc. (a)                      66,980
       2,546  comScore, Inc. (a)                     73,732
       1,052  Dealertrack Technologies,
                 Inc. (a)                            39,345
         197  Google, Inc., Class A (a)             174,857
       1,169  j2 Global, Inc.                        53,505
         349  Liquidity Services, Inc. (a)            9,947
         495  LogMeIn, Inc. (a)                      14,711
         583  OpenTable, Inc. (a)                    37,126
       3,724  Perficient, Inc. (a)                   50,833
       1,576  Stamps.com, Inc. (a)                   62,819
       3,187  ValueClick, Inc. (a)                   77,890
       2,218  XO Group, Inc. (a)                     26,527
       2,764  Yahoo!, Inc. (a)                       77,641
                                              -------------
                                                    881,411
                                              -------------
              IT SERVICES -- 3.3%
       4,624  Acxiom Corp. (a)                      119,160
         752  Alliance Data Systems Corp. (a)       148,731
       1,008  Automatic Data Processing, Inc.        72,667
       2,959  Broadridge Financial Solutions,
                 Inc.                                85,633
         438  Cardtronics, Inc. (a)                  12,903
       1,132  CoreLogic, Inc. (a)                    31,583
         409  Exlservice Holdings, Inc. (a)          11,452
         677  Forrester Research, Inc.               23,749
       1,380  Gartner, Inc. (a)                      82,814
       1,334  Heartland Payment Systems, Inc.        49,771
       1,113  Jack Henry & Associates, Inc.          53,758
       3,242  Lender Processing Services, Inc.      105,949
         121  MasterCard, Inc., Class A              73,884
       1,000  MAXIMUS, Inc.                          37,610
       2,154  NeuStar, Inc., Class A (a)            120,796
         923  Paychex, Inc.                          36,403
       2,242  Virtusa Corp. (a)                      57,799
         570  Visa, Inc., Class A                   100,896
                                              -------------
                                                  1,225,558
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.8%
       1,104  Arctic Cat, Inc.                       60,764
         777  Brunswick Corp.                        29,332
       2,298  Mattel, Inc.                           96,585
         828  Polaris Industries, Inc.               92,852
         517  Sturm, Ruger & Co., Inc.               26,300
                                              -------------
                                                    305,833
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 1.6%
       3,556  Cambrex Corp. (a)                      52,095
       1,377  Covance, Inc. (a)                     113,603
       1,875  Life Technologies Corp. (a)           139,875

Page 70                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              LIFE SCIENCES TOOLS & SERVICES
                 (CONTINUED)
         587  Luminex Corp. (a)               $      11,687
       1,352  PAREXEL International Corp. (a)        66,856
       1,037  PerkinElmer, Inc.                      35,351
       2,050  Thermo Fisher Scientific, Inc.        186,776
                                              -------------
                                                    606,243
                                              -------------
              MACHINERY -- 3.4%
         367  Actuant Corp., Class A                 12,959
         734  EnPro Industries, Inc. (a)             41,713
       1,285  Flowserve Corp.                        72,834
       1,659  Graco, Inc.                           115,765
         974  IDEX Corp.                             58,099
       1,003  Illinois Tool Works, Inc.              72,256
       4,629  ITT Corp.                             144,610
         902  Kaydon Corp.                           26,230
         916  Lincoln Electric Holdings, Inc.        54,081
       1,135  Nordson Corp.                          81,902
       1,293  PACCAR, Inc.                           72,757
       3,007  Pentair Ltd.                          183,668
       1,165  Snap-on, Inc.                         110,500
         229  Standex International Corp.            13,518
         997  Terex Corp. (a)                        29,391
         466  Timken (The) Co.                       27,224
         266  Toro (The) Co.                         13,108
         183  Valmont Industries, Inc.               25,554
       1,963  Wabtec Corp.                          113,972
                                              -------------
                                                  1,270,141
                                              -------------
              MARINE -- 0.2%
         989  Kirby Corp. (a)                        83,531
                                              -------------
              MEDIA -- 4.9%
       2,081  AMC Networks, Inc., Class A (a)       142,049
       2,130  CBS Corp., Class B                    112,549
         939  Cinemark Holdings, Inc.                27,344
       1,657  Comcast Corp., Class A                 74,698
       1,642  Digital Generation, Inc. (a)           12,726
       2,816  DIRECTV (a)                           178,168
         899  Discovery Communications, Inc.,
                 Class A (a)                         71,668
       7,093  Gannett Co., Inc.                     182,716
      11,925  Interpublic Group of Cos. (The),
                 Inc.                               196,166
         604  Lamar Advertising Co.,
                 Class A (a)                         26,171
       2,208  Omnicom Group, Inc.                   141,908
       1,040  Scripps Networks Interactive,
                 Class A                             73,601
       1,543  Time Warner Cable, Inc.               176,010
       1,200  Time Warner, Inc.                      74,712
       4,824  Twenty-First Century Fox, Inc.        144,141
       1,020  Viacom, Inc., Class B                  74,225
       2,198  Walt Disney (The) Co.                 142,101
                                              -------------
                                                  1,850,953
                                              -------------
              METALS & MINING -- 0.4%
       4,293  Worthington Industries, Inc.          153,561
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              MULTILINE RETAIL -- 1.1%
       2,048  Dollar Tree, Inc. (a)           $     109,875
       1,114  Family Dollar Stores, Inc.             76,599
       2,316  Nordstrom, Inc.                       141,832
       5,988  Tuesday Morning Corp. (a)              67,185
                                              -------------
                                                    395,491
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 2.9%
       1,954  Cabot Oil & Gas Corp.                 148,152
       1,753  Carrizo Oil & Gas, Inc. (a)            55,518
         527  EOG Resources, Inc.                    76,673
       2,186  EQT Corp.                             189,089
         257  Gulfport Energy Corp. (a)              13,672
         613  HollyFrontier Corp.                    27,922
       1,734  Noble Energy, Inc.                    108,358
         482  PDC Energy, Inc. (a)                   26,582
       1,199  Pioneer Natural Resources Co.         185,557
         436  Range Resources Corp.                  34,488
         874  SM Energy Co.                          60,070
       2,653  Tesoro Corp.                          150,823
                                              -------------
                                                  1,076,904
                                              -------------
              PAPER & FOREST PRODUCTS -- 0.2%
       1,773  Louisiana-Pacific Corp. (a)            28,829
         747  Schweitzer-Mauduit
                 International, Inc.                 40,443
                                              -------------
                                                     69,272
                                              -------------
              PERSONAL PRODUCTS -- 0.6%
         513  Estee Lauder (The) Cos., Inc.,
                 Class A                             33,678
       2,177  Inter Parfums, Inc.                    71,798
       1,446  Medifast, Inc. (a)                     39,534
       2,131  Prestige Brands Holdings,
                 Inc. (a)                            72,262
                                              -------------
                                                    217,272
                                              -------------
              PHARMACEUTICALS -- 2.0%
       1,375  Actavis, Inc. (a)                     184,621
         754  Bristol-Myers Squibb Co.               32,603
       2,851  Endo Health Solutions, Inc. (a)       109,650
         607  Impax Laboratories, Inc. (a)           12,589
         808  Johnson & Johnson                      75,548
         807  Medicines (The) Co. (a)                24,936
       4,473  Mylan, Inc. (a)                       150,114
         279  Perrigo Co.                            34,705
       1,093  Questcor Pharmaceuticals, Inc.         73,034
         751  Salix Pharmaceuticals Ltd. (a)         55,499
         422  ViroPharma, Inc. (a)                   14,483
                                              -------------
                                                    767,782
                                              -------------
              PROFESSIONAL SERVICES -- 1.1%
       2,153  Corporate Executive Board
                 (The) Co.                          145,177
       1,068  Dun & Bradstreet (The) Corp.          110,677
         572  Equifax, Inc.                          36,167
       2,324  On Assignment, Inc. (a)                70,952

                       See Notes to Financial Statements                 Page 71

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              PROFESSIONAL SERVICES
                 (CONTINUED)
       1,802  WageWorks, Inc. (a)             $      60,853
                                              -------------
                                                    423,826
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 1.2%
         502  Colonial Properties Trust              12,154
         380  Coresite Realty Corp.                  12,905
         165  Essex Property Trust, Inc.             26,613
       1,876  Extra Space Storage, Inc.              78,886
         732  Geo Group (The), Inc.                  25,415
       1,184  Inland Real Estate Corp.               12,183
         495  Kilroy Realty Corp.                    25,908
       1,735  Medical Properties Trust, Inc.         25,331
       3,381  OMEGA Healthcare Investors, Inc.      107,617
       1,482  Parkway Properties, Inc.               25,935
         951  Sabra Health Care REIT, Inc.           24,954
       1,011  Senior Housing Properties Trust        25,427
         187  Sovran Self Storage, Inc.              12,922
       1,183  Weyerhaeuser Co.                       33,597
                                              -------------
                                                    449,847
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.3%
       4,456  CBRE Group, Inc., Class A (a)         103,245
         288  Jones Lang LaSalle, Inc.               26,217
                                              -------------
                                                    129,462
                                              -------------
              ROAD & RAIL -- 0.9%
         618  Genesee & Wyoming, Inc.,
                 Class A (a)                         55,410
         726  J.B. Hunt Transport Services,
                 Inc.                                54,399
         655  Kansas City Southern                   70,576
       1,194  Old Dominion Freight Line,
                 Inc. (a)                            52,154
         675  Union Pacific Corp.                   107,048
                                              -------------
                                                    339,587
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 2.7%
         695  Advanced Energy Industries,
                 Inc. (a)                            15,054
       4,655  Applied Materials, Inc.                75,923
       2,132  Cree, Inc. (a)                        149,027
       1,913  Diodes, Inc. (a)                       52,435
       2,834  Entropic Communications,
                 Inc. (a)                            12,555
       3,302  Integrated Device Technology,
                 Inc. (a)                            29,751
       1,392  Intel Corp.                            32,434
       3,130  Lam Research Corp. (a)                154,059
       4,721  LSI Corp. (a)                          36,729
         905  Microchip Technology, Inc.             35,965
      12,108  Micron Technology, Inc. (a)           160,431
         532  Microsemi Corp. (a)                    13,119
      14,702  RF Micro Devices, Inc. (a)             76,303
       1,080  Rudolph Technologies, Inc. (a)         13,338


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT (CONTINUED)
       2,245  Semtech Corp. (a)               $      67,911
       4,918  Sigma Designs, Inc. (a)                25,672
       3,950  Teradyne, Inc. (a)                     65,135
                                              -------------
                                                  1,015,841
                                              -------------
              SOFTWARE -- 2.5%
         740  Adobe Systems, Inc. (a)                34,987
       2,991  Advent Software, Inc.                  88,025
       1,525  Blackbaud, Inc.                        53,512
       3,621  Cadence Design Systems, Inc. (a)       52,794
         345  CommVault Systems, Inc. (a)            29,128
         967  Concur Technologies, Inc. (a)          85,957
         257  FactSet Research Systems, Inc.         28,059
         572  Fair Isaac Corp.                       28,577
       1,203  Interactive Intelligence Group,
                 Inc. (a)                            68,330
         483  Manhattan Associates, Inc. (a)         42,668
       4,023  Mentor Graphics Corp.                  82,592
       3,015  Microsoft Corp.                        95,968
       1,955  Monotype Imaging Holdings, Inc.        47,956
       1,609  Synchronoss Technologies,
                 Inc. (a)                            55,495
       3,318  Take-Two Interactive Software,
                 Inc. (a)                            58,165
       2,415  Tangoe, Inc. (a)                       43,615
         725  Tyler Technologies, Inc. (a)           54,100
                                              -------------
                                                    949,928
                                              -------------
              SPECIALTY RETAIL -- 9.1%
       2,369  ANN, Inc. (a)                          80,285
       1,502  Ascena Retail Group, Inc. (a)          28,673
       2,399  AutoNation, Inc. (a)                  114,912
         246  AutoZone, Inc. (a)                    110,351
       2,447  Bed Bath & Beyond, Inc. (a)           187,122
       2,884  Brown Shoe Co., Inc.                   68,553
         477  Buckle (The), Inc.                     26,702
       2,102  Cabela's, Inc. (a)                    144,281
       3,759  CarMax, Inc. (a)                      184,341
       3,074  Chico's FAS, Inc.                      52,658
       7,370  Christopher & Banks Corp. (a)          50,411
       1,047  Dick's Sporting Goods, Inc.            53,826
       1,493  Foot Locker, Inc.                      53,942
       4,158  Gap (The), Inc.                       190,852
       2,699  Haverty Furniture Cos., Inc.           70,174
       2,240  Home Depot (The), Inc.                177,027
       1,409  L Brands, Inc.                         78,580
       1,165  Lithia Motors, Inc., Class A           76,005
       3,394  Lowe's Cos., Inc.                     151,305
         797  Lumber Liquidators Holdings,
                 Inc. (a)                            77,166
       1,034  Monro Muffler Brake, Inc.              44,472
      20,324  Office Depot, Inc. (a)                 88,003
       1,232  O'Reilly Automotive, Inc. (a)         154,320
         503  PetSmart, Inc.                         36,830
       1,606  Ross Stores, Inc.                     108,357
       1,492  rue21, Inc. (a)                        62,336

Page 72                See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              SPECIALTY RETAIL (CONTINUED)
       1,487  Select Comfort Corp. (a)        $      33,978
       1,555  Signet Jewelers Ltd.                  113,686
       1,906  Tiffany & Co.                         151,546
       2,773  TJX (The) Cos., Inc.                  144,307
       1,157  Tractor Supply Co.                    140,147
       2,588  Urban Outfitters, Inc. (a)            110,145
       2,436  Williams-Sonoma, Inc.                 143,383
       6,824  Zale Corp. (a)                         63,327
       1,728  Zumiez, Inc. (a)                       47,641
                                              -------------
                                                  3,419,644
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 3.8%
       1,838  Carter's, Inc.                        131,086
         590  Coach, Inc.                            31,347
       2,780  Fifth & Pacific Cos., Inc. (a)         66,219
       1,008  Fossil Group, Inc. (a)                110,779
       2,647  Hanesbrands, Inc.                     167,979
       1,267  Iconix Brand Group, Inc. (a)           41,608
         734  Movado Group, Inc.                     26,776
       2,180  NIKE, Inc., Class B                   137,166
         995  Oxford Industries, Inc.                67,332
       1,387  PVH Corp.                             182,793
         194  Ralph Lauren Corp.                     35,320
       1,027  Steven Madden Ltd. (a)                 52,808
       1,756  Under Armour, Inc., Class A (a)       117,880
         899  VF Corp.                              177,103
       1,137  Wolverine World Wide, Inc.             65,389
                                              -------------
                                                  1,411,585
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.1%
       1,389  Washington Federal, Inc.               30,211
                                              -------------
              TOBACCO -- 0.1%
         772  Lorillard, Inc.                        32,833
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 1.1%
         771  Applied Industrial Technologies,
                 Inc.                                40,216
       1,576  United Rentals, Inc. (a)               90,336
         688  W.W. Grainger, Inc.                   180,352
         937  Watsco, Inc.                           87,469
                                              -------------
                                                    398,373
                                              -------------
              WATER UTILITIES -- 0.1%
       1,676  Aqua America, Inc.                     56,749
                                              -------------
              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.1%
         466  Crown Castle International
                 Corp. (a)                           32,736
                                              -------------
              TOTAL COMMON STOCKS -- 99.9%       37,576,164
              (Cost $31,808,584)


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              MONEY MARKET FUND -- 0.3%
      91,850  Morgan Stanley Institutional
                 Liquidity Fund - Treasury
                 Portfolio - Institutional
                 Class - 0.03% (b)            $      91,850
              (Cost $91,850)                  -------------

              TOTAL INVESTMENTS -- 100.2%        37,668,014
              (Cost $31,900,434) (c)
              NET OTHER ASSETS AND
                 LIABILITIES -- (0.2)%              (59,125)
                                              -------------
              NET ASSETS -- 100.0%            $  37,608,889
                                              =============

(a)   Non-income producing security.

(b)   Interest rate shown reflects yield as of July 31, 2013.

(c) Aggregate cost for federal income tax purposes is $31,999,944. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $5,844,427 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $176,357.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $37,576,164    $    --       $    --
Money Market Fund           91,850         --            --
                       -------------------------------------
Total Investments      $37,668,014    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 73

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 3.5%
       2,464  Alliant Techsystems, Inc.       $     229,398
       1,684  Esterline Technologies Corp. (a)      137,145
      11,771  Exelis, Inc.                          173,975
         697  Huntington Ingalls Industries,
                 Inc.                                43,340
       2,051  Triumph Group, Inc.                   160,922
                                              -------------
                                                    744,780
                                              -------------
              AIRLINES -- 1.0%
      32,206  JetBlue Airways Corp. (a)             210,627
                                              -------------
              CAPITAL MARKETS -- 1.6%
      15,729  Apollo Investment Corp.               127,877
       1,437  Federated Investors, Inc.,
                 Class B                             41,716
      19,074  Janus Capital Group, Inc.             178,723
                                              -------------
                                                    348,316
                                              -------------
              CHEMICALS -- 3.7%
         632  Albemarle Corp.                        39,190
       4,338  Cabot Corp.                           177,945
      10,651  Intrepid Potash, Inc.                 136,120
       2,945  Minerals Technologies, Inc.           135,470
       6,786  Olin Corp.                            165,578
       3,008  Sensient Technologies Corp.           132,382
                                              -------------
                                                    786,685
                                              -------------
              COMMERCIAL BANKS -- 5.4%
       7,829  Associated Banc-Corp.                 132,623
       2,225  BancorpSouth, Inc.                     43,721
         904  Commerce Bancshares, Inc.              41,250
       2,951  East West Bancorp, Inc.                90,979
       8,060  First Niagara Financial Group,
                 Inc.                                86,161
       1,966  FirstMerit Corp.                       44,078
       7,070  Fulton Financial Corp.                 89,011
       4,049  Hancock Holding Co.                   132,645
       3,594  International Bancshares Corp.         87,011
         761  Prosperity Bancshares, Inc.            44,914
       2,778  TCF Financial Corp.                    42,337
       3,302  Trustmark Corp.                        89,055
       8,570  Valley National Bancorp                88,700
       4,741  Webster Financial Corp.               129,145
                                              -------------
                                                  1,141,630
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                -- 1.5%
       3,181  Brink's (The) Co.                      85,028
       4,685  Deluxe Corp.                          192,132
         846  Mine Safety Appliances Co.             44,948
                                              -------------
                                                    322,108
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 0.4%
       1,848  Plantronics, Inc.                      85,914
                                              -------------
              COMPUTERS & PERIPHERALS -- 0.9%
       5,310  Lexmark International, Inc.,
                 Class A                            199,072
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              CONSTRUCTION & ENGINEERING --
                 1.3%
       2,727  Granite Construction, Inc.      $      82,492
       4,297  URS Corp.                             199,810
                                              -------------
                                                    282,302
                                              -------------
              CONTAINERS & PACKAGING -- 2.3%
       1,470  AptarGroup, Inc.                       85,833
       1,541  Greif, Inc., Class A                   85,248
       1,625  Rock Tenn Co., Class A                185,819
       3,522  Sonoco Products Co.                   135,562
                                              -------------
                                                    492,462
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.8%
       6,541  DeVry, Inc.                           196,754
       2,153  Matthews International Corp.,
                 Class A                             83,278
       2,493  Strayer Education, Inc.               110,340
                                              -------------
                                                    390,372
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.2%
       1,184  MSCI, Inc. (a)                         41,499
                                              -------------
              ELECTRIC UTILITIES -- 5.3%
       2,622  Cleco Corp.                           127,193
       7,201  Great Plains Energy, Inc.             174,192
       3,207  Hawaiian Electric Industries,
                 Inc.                                85,499
       3,399  IDACORP, Inc.                         179,365
       5,189  NV Energy, Inc.                       122,616
       2,380  OGE Energy Corp.                       89,012
       7,315  PNM Resources, Inc.                   171,756
       5,079  Westar Energy, Inc.                   170,604
                                              -------------
                                                  1,120,237
                                              -------------
              ELECTRICAL EQUIPMENT -- 0.8%
       2,503  Regal-Beloit Corp.                    161,894
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 5.1%
       5,092  Arrow Electronics, Inc. (a)           232,450
       6,039  Avnet, Inc. (a)                       227,489
       8,548  Ingram Micro, Inc., Class A (a)       195,151
       4,309  Tech Data Corp. (a)                   221,224
      14,608  Vishay Intertechnology, Inc. (a)      210,209
                                              -------------
                                                  1,086,523
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 5.5%
       3,898  Atwood Oceanics, Inc. (a)             219,613
       2,407  CARBO Ceramics, Inc.                  211,479
      10,483  Patterson-UTI Energy, Inc.            207,249
       7,822  Superior Energy Services,
                 Inc. (a)                           200,400
       2,849  Tidewater, Inc.                       168,062
       3,812  Unit Corp. (a)                        171,845
                                              -------------
                                                  1,178,648
                                              -------------

Page 74                See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              FOOD & STAPLES RETAILING -- 0.6%
       2,598  Harris Teeter Supermarkets,
                 Inc.                         $     127,770
                                              -------------
              FOOD PRODUCTS -- 1.2%
       3,931  Dean Foods Co. (a)                     42,848
         505  Lancaster Colony Corp.                 41,930
       1,859  Post Holdings, Inc. (a)                86,239
       2,478  Smithfield Foods, Inc. (a)             82,270
                                              -------------
                                                    253,287
                                              -------------
              GAS UTILITIES -- 2.7%
       2,965  Atmos Energy Corp.                    131,171
       1,401  National Fuel Gas Co.                  90,827
       1,651  Questar Corp.                          39,393
       3,113  UGI Corp.                             130,715
       3,756  WGL Holdings, Inc.                    172,663
                                              -------------
                                                    564,769
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 1.6%
       3,615  Hill-Rom Holdings, Inc.               134,008
       1,858  Masimo Corp.                           43,273
       2,839  STERIS Corp.                          127,812
         508  Teleflex, Inc.                         40,350
                                              -------------
                                                    345,443
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 3.3%
       3,462  Community Health Systems, Inc.        159,460
       2,505  Health Management Associates,
                 Inc., Class A (a)                   33,767
       3,323  LifePoint Hospitals, Inc. (a)         163,359
         826  Omnicare, Inc.                         43,605
       1,164  Owens & Minor, Inc.                    41,857
       1,818  Universal Health Services, Inc.,
                 Class B                            127,169
       2,192  WellCare Health Plans, Inc. (a)       133,778
                                              -------------
                                                    702,995
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 2.2%
       3,868  International Speedway Corp.,
                 Class A                            130,932
       2,429  Life Time Fitness, Inc. (a)           129,442
       6,756  Wendy's (The) Co.                      48,035
       6,363  WMS Industries, Inc. (a)              163,847
                                              -------------
                                                    472,256
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.4%
         807  Energizer Holdings, Inc.               82,153
                                              -------------
              INDUSTRIAL CONGLOMERATES -- 0.8%
       2,605  Carlisle Cos., Inc.                   176,463
                                              -------------
              INSURANCE -- 9.1%
         423  Alleghany Corp. (a)                   170,841
       3,319  American Financial Group, Inc.        171,559
       5,470  Aspen Insurance Holdings Ltd.         205,070


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              INSURANCE (CONTINUED)
       1,582  Everest Re Group, Ltd.          $     211,245
       8,522  Fidelity National Financial,
                 Inc., Class A                      208,619
         805  Hanover Insurance Group (The),
                 Inc.                                43,333
       3,765  HCC Insurance Holdings, Inc.          167,655
       2,370  Kemper Corp.                           82,832
         896  Mercury General Corp.                  39,603
       2,168  Primerica, Inc.                        88,975
       3,169  Protective Life Corp.                 137,313
       2,349  Reinsurance Group of America,
                 Inc.                               159,943
       2,464  StanCorp Financial Group, Inc.        130,814
       2,979  W. R. Berkley Corp.                   126,220
                                              -------------
                                                  1,944,022
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 2.1%
       5,562  AOL, Inc.                             204,904
      41,324  Monster Worldwide, Inc. (a)           236,373
                                              -------------
                                                    441,277
                                              -------------
              IT SERVICES -- 2.9%
       2,260  Convergys Corp.                        42,782
       3,106  DST Systems, Inc.                     217,513
         850  Global Payments, Inc.                  39,363
       7,768  ManTech International Corp.,
                 Class A                            229,467
       4,828  VeriFone Systems, Inc. (a)             92,070
                                              -------------
                                                    621,195
                                              -------------
              LIFE SCIENCES TOOLS & SERVICES
                 -- 0.8%
       1,085  Bio-Rad Laboratories, Inc.,
                 Class A (a)                        132,359
         570  Techne Corp.                           42,032
                                              -------------
                                                    174,391
                                              -------------
              MACHINERY -- 4.5%
       4,043  AGCO Corp.                            227,419
         754  CLARCOR, Inc.                          41,455
         657  Crane Co.                              40,011
       1,104  Donaldson Co., Inc.                    40,020
       4,180  Kennametal, Inc.                      181,161
       3,206  Oshkosh Corp. (a)                     143,693
       5,278  Trinity Industries, Inc.              207,795
       2,029  Woodward, Inc.                         83,027
                                              -------------
                                                    964,581
                                              -------------
              MARINE -- 0.4%
       3,246  Matson, Inc.                           91,927
                                              -------------
              MEDIA -- 4.0%
       4,049  John Wiley & Sons, Inc.,
                 Class A                            182,731
       1,701  Meredith Corp.                         80,832
      11,007  New York Times (The) Co.,
                 Class A (a)                        134,065
       6,927  Scholastic Corp.                      211,274

                       See Notes to Financial Statements                 Page 75

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              MEDIA (CONTINUED)
       8,251  Valassis Communications, Inc.   $     236,226
                                              -------------
                                                    845,128
                                              -------------
              METALS & MINING -- 3.3%
       2,701  Carpenter Technology Corp.            141,208
      10,990  Commercial Metals Co.                 170,235
       3,095  Reliance Steel & Aluminum Co.         217,269
      10,887  Steel Dynamics, Inc.                  169,402
                                              -------------
                                                    698,114
                                              -------------
              MULTILINE RETAIL -- 1.3%
       6,435  Big Lots, Inc. (a)                    232,496
       2,888  Saks, Inc. (a)                         46,266
                                              -------------
                                                    278,762
                                              -------------
              MULTI-UTILITIES -- 1.9%
       2,415  Alliant Energy Corp.                  127,922
       2,497  Black Hills Corp.                     132,466
       3,599  Vectren Corp.                         133,235
                                              -------------
                                                    393,623
                                              -------------
              OFFICE ELECTRONICS -- 0.4%
       1,868  Zebra Technologies Corp.,
                 Class A (a)                         86,246
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 4.5%
       8,028  Bill Barrett Corp. (a)                179,988
       3,122  Cimarex Energy Co.                    238,614
       3,882  Energen Corp.                         232,493
       4,772  Rosetta Resources, Inc. (a)           217,651
       2,030  World Fuel Services Corp.              78,642
                                              -------------
                                                    947,388
                                              -------------
              PAPER & FOREST PRODUCTS -- 1.0%
       3,051  Domtar Corp.                          212,075
                                              -------------
              PROFESSIONAL SERVICES -- 0.6%
         719  Manpowergroup, Inc.                    48,079
         990  Towers Watson & Co., Class A           83,388
                                              -------------
                                                    131,467
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 0.2%
         711  Rayonier, Inc.                         41,551
                                              -------------
              ROAD & RAIL -- 1.4%
       2,083  Con-way, Inc.                          86,340
         765  Landstar System, Inc.                  41,356
       6,716  Werner Enterprises, Inc.              161,587
                                              -------------
                                                    289,283
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 0.5%
       5,881  Fairchild Semiconductor
                 International, Inc. (a)      $      74,218
         951  Silicon Laboratories, Inc. (a)         37,146
                                              -------------
                                                    111,364
                                              -------------
              SOFTWARE -- 0.6%
         913  MICROS Systems, Inc. (a)               44,490
       2,270  Synopsys, Inc. (a)                     84,081
                                              -------------
                                                    128,571
                                              -------------
              SPECIALTY RETAIL -- 4.4%
       7,244  Aaron's, Inc.                         207,613
       1,000  Advance Auto Parts, Inc.               82,490
       5,085  Barnes & Noble, Inc. (a)               90,767
       6,586  CST Brands, Inc. (a)                  214,769
       3,923  Guess?, Inc.                          132,127
       5,403  Rent-A-Center, Inc.                   216,066
                                              -------------
                                                    943,832
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 0.8%
       3,214  Deckers Outdoor Corp. (a)             176,224
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.6%
       3,654  Astoria Financial Corp.                44,579
       5,797  New York Community Bancorp,
                 Inc.                                87,940
                                              -------------
                                                    132,519
                                              -------------
              TOBACCO -- 1.0%
       3,507  Universal Corp.                       214,979
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.6%
       2,567  GATX Corp.                            115,977
                                              -------------

              TOTAL INVESTMENTS -- 100.0%        21,302,701
              (Cost $19,965,280) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                 (1,045)
                                              -------------
              NET ASSETS -- 100.0%            $  21,301,656
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $20,113,471. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,512,543 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $323,313.

Page 76                See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK

JULY 31, 2013

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $21,302,701    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 77

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 99.8%
              AEROSPACE & DEFENSE -- 1.3%
       4,230  B/E Aerospace, Inc. (a)         $     294,873
                                              -------------
              AIRLINES -- 0.8%
       2,965  Alaska Air Group, Inc. (a)            181,369
                                              -------------
              AUTO COMPONENTS -- 0.5%
       4,459  Gentex Corp.                          100,684
                                              -------------
              AUTOMOBILES -- 1.3%
       5,426  Thor Industries, Inc.                 293,275
                                              -------------
              BIOTECHNOLOGY -- 1.5%
       3,123  United Therapeutics Corp. (a)         233,725
       1,287  Vertex Pharmaceuticals, Inc. (a)      102,703
                                              -------------
                                                    336,428
                                              -------------
              BUILDING PRODUCTS -- 2.3%
       6,888  Fortune Brands Home & Security,
                 Inc.                               284,543
       3,185  Lennox International, Inc.            228,747
                                              -------------
                                                    513,290
                                              -------------
              CAPITAL MARKETS -- 3.1%
       1,254  Affiliated Managers Group,
                 Inc. (a)                           226,159
       1,367  Eaton Vance Corp.                      55,323
       2,391  Raymond James Financial, Inc.         105,371
       3,615  SEI Investments Co.                   114,270
       3,544  Waddell & Reed Financial, Inc.,
                 Class A                            180,957
                                              -------------
                                                    682,080
                                              -------------
              CHEMICALS -- 2.0%
       1,846  Ashland Inc.                          160,307
       1,403  Cytec Industries, Inc.                109,294
       3,218  RPM International, Inc.               113,402
         795  Valspar (The) Corp.                    54,155
                                              -------------
                                                    437,158
                                              -------------
              COMMERCIAL BANKS -- 3.5%
       3,244  City National Corp.                   225,555
       4,588  First Horizon National Corp.           56,570
       1,857  Signature Bank (a)                    170,009
       2,467  SVB Financial Group (a)               215,172
      35,198  Synovus Financial Corp.               117,209
                                              -------------
                                                    784,515
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 2.2%
       5,695  Herman Miller, Inc.                   160,086
       3,968  Rollins, Inc.                         101,184
       4,996  Waste Connections, Inc.               216,127
                                              -------------
                                                    477,397
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMUNICATIONS EQUIPMENT -- 1.5%
      10,585  Ciena Corp. (a)                 $     233,505
       2,302  InterDigital, Inc.                     91,459
                                              -------------
                                                    324,964
                                              -------------
              COMPUTERS & PERIPHERALS -- 2.6%
       6,078  3D Systems Corp. (a)                  287,064
       8,088  NCR Corp. (a)                         291,168
                                              -------------
                                                    578,232
                                              -------------
              CONSTRUCTION MATERIALS -- 0.9%
       2,326  Eagle Materials Inc.                  156,959
         522  Martin Marietta Materials, Inc.        51,991
                                              -------------
                                                    208,950
                                              -------------
              CONTAINERS & PACKAGING -- 1.6%
       5,450  Packaging Corp. of America            293,155
       1,094  Silgan Holdings, Inc.                  52,775
                                              -------------
                                                    345,930
                                              -------------
              DISTRIBUTORS -- 1.2%
      10,362  LKQ Corp. (a)                         270,137
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.3%
      14,799  Service Corp. International           280,737
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 1.0%
       4,407  CBOE Holdings, Inc.                   220,791
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.2%
       1,826  tw telecom inc. (a)                    54,378
                                              -------------
              ELECTRICAL EQUIPMENT -- 1.5%
       2,041  Acuity Brands, Inc.                   176,547
       1,215  AMETEK, Inc.                           56,230
       1,038  Hubbell, Inc., Class B                111,429
                                              -------------
                                                    344,206
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 4.0%
       1,714  Dresser-Rand Group, Inc. (a)          104,331
       2,277  Dril-Quip, Inc. (a)                   207,002
       3,696  Oceaneering International, Inc.       299,709
       2,880  Oil States International,
                 Inc. (a)                           280,022
                                              -------------
                                                    891,064
                                              -------------
              FOOD & STAPLES RETAILING -- 0.8%
       2,855  United Natural Foods, Inc. (a)        167,303
                                              -------------
              FOOD PRODUCTS -- 3.5%
      12,101  Flowers Foods, Inc.                   277,839
       3,555  Green Mountain Coffee Roasters,
                 Inc. (a)                           274,375
         783  Ingredion, Inc.                        52,617
       4,851  Tootsie Roll Industries, Inc.         164,255
                                              -------------
                                                    769,086
                                              -------------

Page 78                See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 1.2%
       1,727  Cooper (The) Cos., Inc.         $     219,934
       1,139  ResMed, Inc.                           54,273
                                              -------------
                                                    274,207
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 1.5%
       1,610  Henry Schein, Inc. (a)                167,166
       1,683  MEDNAX, Inc. (a)                      163,958
                                              -------------
                                                    331,124
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 5.9%
       3,643  Bally Technologies, Inc. (a)          261,130
       3,282  Bob Evans Farms, Inc.                 166,791
       5,213  Brinker International, Inc.           209,302
       4,907  Cheesecake Factory (The), Inc.        208,253
       4,589  Domino's Pizza, Inc.                  287,180
       1,105  Panera Bread Co., Class A (a)         184,590
                                              -------------
                                                  1,317,246
                                              -------------
              HOUSEHOLD DURABLES -- 4.2%
       6,099  Jarden Corp. (a)                      277,321
      13,593  KB Home                               241,276
       1,827  Mohawk Industries, Inc. (a)           217,395
       2,341  Tempur Sealy International,
                 Inc. (a)                            92,821
       1,323  Tupperware Brands Corp.               111,502
                                              -------------
                                                    940,315
                                              -------------
              INSURANCE -- 1.9%
       4,705  Arthur J. Gallagher & Co.             208,808
       3,188  Brown & Brown, Inc.                   105,172
       4,663  First American Financial Corp.        105,990
                                              -------------
                                                    419,970
                                              -------------
              INTERNET & CATALOG RETAIL --
                 0.5%
       1,913  HSN, Inc.                             114,895
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 0.7%
       6,247  ValueClick, Inc. (a)                  152,677
                                              -------------
              IT SERVICES -- 6.6%
       9,063  Acxiom Corp. (a)                      233,553
       1,474  Alliance Data Systems Corp. (a)       291,528
       5,800  Broadridge Financial Solutions,
                 Inc.                               167,852
       2,218  CoreLogic, Inc. (a)                    61,882
       2,705  Gartner, Inc. (a)                     162,327
       2,181  Jack Henry & Associates, Inc.         105,342
       6,354  Lender Processing Services, Inc.      207,649
       4,223  NeuStar, Inc., Class A (a)            236,826
                                              -------------
                                                  1,466,959
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 0.8%
       1,623  Polaris Industries, Inc.              182,003
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              LIFE SCIENCES TOOLS & SERVICES -- 1.0%
       2,700  Covance, Inc. (a)               $     222,750
                                              -------------
              MACHINERY -- 5.8%
       3,252  Graco, Inc.                           226,925
       1,910  IDEX Corp.                            113,931
       9,073  ITT Corp.                             283,440
       1,795  Lincoln Electric Holdings, Inc.       105,977
       2,224  Nordson Corp.                         160,484
       1,954  Terex Corp. (a)                        57,604
         913  Timken (The) Co.                       53,337
         359  Valmont Industries, Inc.               50,131
       3,847  Wabtec Corp.                          223,357
                                              -------------
                                                  1,275,186
                                              -------------
              MARINE -- 0.7%
       1,938  Kirby Corp. (a)                       163,683
                                              -------------
              MEDIA -- 1.7%
       4,079  AMC Networks, Inc., Class A (a)       278,432
       1,841  Cinemark Holdings, Inc.                53,610
       1,184  Lamar Advertising Co.,
                 Class A (a)                         51,303
                                              -------------
                                                    383,345
                                              -------------
              METALS & MINING -- 1.4%
       8,415  Worthington Industries, Inc.          301,005
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 0.8%
       1,201  HollyFrontier Corp.                    54,706
       1,714  SM Energy Co.                         117,803
                                              -------------
                                                    172,509
                                              -------------
              PAPER & FOREST PRODUCTS -- 0.3%
       3,475  Louisiana-Pacific Corp. (a)            56,504
                                              -------------
              PHARMACEUTICALS -- 1.0%
       5,587  Endo Health Solutions, Inc. (a)       214,876
                                              -------------
              PROFESSIONAL SERVICES -- 1.3%
       4,221  Corporate Executive Board (The)
                 Co.                                284,622
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 2.3%
         323  Essex Property Trust, Inc.             52,097
       3,677  Extra Space Storage, Inc.             154,618
         969  Kilroy Realty Corp.                    50,718
       6,627  OMEGA Healthcare Investors, Inc.      210,937
       1,982  Senior Housing Properties Trust        49,847
                                              -------------
                                                    518,217
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.2%
         564  Jones Lang LaSalle, Inc.               51,341
                                              -------------

                       See Notes to Financial Statements                 Page 79

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ROAD & RAIL -- 1.0%
       1,211  Genesee & Wyoming, Inc.,
                 Class A (a)                  $     108,578
       1,423  J.B. Hunt Transport Services,
                 Inc.                               106,626
                                              -------------
                                                    215,204
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 2.9%
       4,178  Cree, Inc. (a)                        292,042
       6,472  Integrated Device Technology,
                 Inc. (a)                            58,313
      28,816  RF Micro Devices, Inc. (a)            149,555
       4,401  Semtech Corp. (a)                     133,130
                                              -------------
                                                    633,040
                                              -------------
              SOFTWARE -- 3.5%
       5,863  Advent Software, Inc.                 172,548
       7,098  Cadence Design Systems, Inc. (a)      103,489
         677  CommVault Systems, Inc. (a)            57,159
       1,894  Concur Technologies, Inc. (a)         168,358
         504  FactSet Research Systems Inc.          55,027
       1,121  Fair Isaac Corp.                       56,005
       7,886  Mentor Graphics Corp.                 161,899
                                              -------------
                                                    774,485
                                              -------------
              SPECIALTY RETAIL -- 7.9%
       4,644  ANN Inc. (a)                          157,385
       2,945  Ascena Retail Group, Inc. (a)          56,220
       4,120  Cabela's, Inc. (a)                    282,797
       6,024  Chico's FAS, Inc.                     103,191
       2,053  Dick's Sporting Goods, Inc.           105,545
       2,926  Foot Locker, Inc.                     105,716
      39,836  Office Depot, Inc. (a)                172,490
       3,048  Signet Jewelers Ltd.                  222,839
       2,269  Tractor Supply Co.                    274,844
       4,774  Williams-Sonoma, Inc.                 280,998
                                              -------------
                                                  1,762,025
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 3.7%
       3,602  Carter's, Inc.                        256,895
       5,189  Hanesbrands, Inc.                     329,294
       3,443  Under Armour, Inc., Class A (a)       231,128
                                              -------------
                                                    817,317
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 0.3%
       2,722  Washington Federal, Inc.               59,204
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 1.6%
       3,089  United Rentals, Inc. (a)              177,061
       1,836  Watsco, Inc.                          171,391
                                              -------------
                                                    348,452
                                              -------------
              WATER UTILITIES -- 0.5%
       3,285  Aqua America, Inc.                    111,230
                                              -------------


              DESCRIPTION                             VALUE
-----------------------------------------------------------
              TOTAL INVESTMENTS -- 99.8%      $  22,121,238
              (Cost $19,342,580) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.2%                 39,746
                                              -------------
              NET ASSETS -- 100.0%            $  22,160,984
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $19,468,546. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,772,040 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $119,348.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $22,121,238    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

Page 80                See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 4.1%
      12,453  AAR Corp.                       $     301,861
      10,642  Aerovironment, Inc. (a)               240,616
         959  American Science & Engineering,
                 Inc.                                58,298
       4,465  Cubic Corp.                           225,706
       5,795  Curtiss-Wright Corp.                  235,509
       4,168  Moog, Inc., Class A (a)               234,408
       2,981  National Presto Industries, Inc.      221,011
      12,364  Orbital Sciences Corp. (a)            229,228
       1,388  Teledyne Technologies, Inc. (a)       111,276
                                              -------------
                                                  1,857,913
                                              -------------
              AIR FREIGHT & LOGISTICS -- 1.0%
       6,255  Atlas Air Worldwide Holdings,
                 Inc. (a)                           279,223
       2,805  Forward Air Corp.                     102,579
       1,474  Hub Group, Inc., Class A (a)           56,381
                                              -------------
                                                    438,183
                                              -------------
              AIRLINES -- 0.7%
      20,215  SkyWest, Inc.                         305,651
                                              -------------
              AUTO COMPONENTS -- 0.9%
       3,127  Standard Motor Products, Inc.         107,537
      15,904  Superior Industries
                 International, Inc.                289,612
                                              -------------
                                                    397,149
                                              -------------
              BIOTECHNOLOGY -- 0.4%
      11,170  Emergent Biosolutions, Inc. (a)       197,597
                                              -------------
              BUILDING PRODUCTS -- 1.1%
       2,237  Apogee Enterprises, Inc.               59,862
       7,375  Gibraltar Industries, Inc. (a)        113,575
      14,317  Griffon Corp.                         170,372
       1,825  Simpson Manufacturing Co., Inc.        60,261
       2,690  Universal Forest Products, Inc.       110,963
                                              -------------
                                                    515,033
                                              -------------
              CAPITAL MARKETS -- 1.9%
      20,453  Calamos Asset Management, Inc.,
                 Class A                            217,824
       8,659  Piper Jaffray Cos., Inc. (a)          290,509
      19,885  Prospect Capital Corp.                217,741
       3,010  Stifel Financial Corp. (a)            113,327
                                              -------------
                                                    839,401
                                              -------------
              CHEMICALS -- 3.1%
       8,007  A. Schulman, Inc.                     214,588
       3,219  Calgon Carbon Corp. (a)                57,717
       2,726  Hawkins, Inc.                         105,632
       3,415  Innophos Holdings, Inc.               170,204
       2,812  Koppers Holdings, Inc.                108,684
       7,062  LSB Industries, Inc. (a)              232,198
       2,896  Stepan Co.                            173,354
       6,267  Tredegar Corp.                        188,073



SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              CHEMICALS (CONTINUED)
      10,175  Zep, Inc.                       $     133,089
                                              -------------
                                                  1,383,539
                                              -------------
              COMMERCIAL BANKS -- 4.2%
       4,767  Banner Corp.                          176,760
       1,378  City Holding Co.                       60,990
       3,481  Community Bank System, Inc.           116,753
       4,565  CVB Financial Corp.                    59,756
       7,207  First Financial Bancorp               116,105
      12,154  Hanmi Financial Corp. (a)             206,618
       6,010  MB Financial, Inc.                    172,968
       2,536  NBT Bancorp, Inc.                      57,238
       7,764  Old National Bancorp                  111,879
       5,478  S&T Bancorp, Inc.                     134,101
       4,116  Simmons First National Corp.,
                 Class A                            112,573
       9,536  Taylor Capital Group, Inc. (a)        213,892
       1,188  Tompkins Financial Corp.               53,614
       3,577  Umpqua Holdings Corp.                  60,237
       2,030  United Bankshares, Inc.                57,490
       4,208  Wintrust Financial Corp.              172,149
                                              -------------
                                                  1,883,123
                                              -------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 3.1%
       6,571  ABM Industries, Inc.                  170,189
       4,568  Consolidated Graphics, Inc. (a)       244,799
       2,256  G&K Services, Inc., Class A           119,139
      11,642  Tetra Tech, Inc. (a)                  274,751
       2,353  UniFirst Corp.                        230,641
       6,401  United Stationers, Inc.               264,938
       4,379  Viad Corp.                            105,315
                                              -------------
                                                  1,409,772
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 1.7%
       7,983  Bel Fuse, Inc., Class B               124,934
      10,810  Black Box Corp.                       292,518
       5,990  Comtech Telecommunications
                 Corp.                              162,209
      11,460  Digi International, Inc. (a)          113,798
      11,957  Symmetricom, Inc. (a)                  61,459
                                              -------------
                                                    754,918
                                              -------------
              COMPUTERS & PERIPHERALS -- 1.2%
      28,630  QLogic Corp. (a)                      315,217
      10,092  Super Micro Computer, Inc. (a)        116,966
       2,785  Synaptics, Inc. (a)                   111,400
                                              -------------
                                                    543,583
                                              -------------
              CONSTRUCTION & ENGINEERING --
                 1.1%
       9,540  Aegion Corp. (a)                      217,703
       6,960  Dycom Industries, Inc. (a)            184,301
       2,642  EMCOR Group, Inc.                     109,061
                                              -------------
                                                    511,065
                                              -------------

                       See Notes to Financial Statements                 Page 81

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              CONSUMER FINANCE -- 1.6%
       6,021  Cash America International,
                 Inc.                         $     252,882
      16,215  EZCORP, Inc., Class A (a)             293,167
       1,853  World Acceptance Corp. (a)            154,318
                                              -------------
                                                    700,367
                                              -------------
              CONTAINERS & PACKAGING -- 0.5%
      10,731  Myers Industries, Inc.                208,933
                                              -------------
              DISTRIBUTORS -- 0.7%
      22,307  VOXX International Corp. (a)          302,260
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 2.0%
       5,156  Capella Education Co. (a)             252,696
     122,191  Corinthian Colleges, Inc. (a)         273,708
       8,801  ITT Educational Services,
                 Inc. (a)                           230,850
      10,395  Universal Technical Institute,
                 Inc.                               121,621
                                              -------------
                                                    878,875
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.1%
       3,362  Interactive Brokers Group, Inc.,
                 Class A                             54,464
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.2%
       4,324  Atlantic Tele-Network, Inc.           220,524
      20,544  Cbeyond, Inc. (a)                     174,008
      13,714  General Communication, Inc.,
                 Class A (a)                        121,369
                                              -------------
                                                    515,901
                                              -------------
              ELECTRIC UTILITIES -- 1.6%
       3,231  ALLETE, Inc.                          173,246
       4,561  El Paso Electric Co.                  172,269
       4,211  UIL Holdings Corp.                    171,977
       3,601  UNS Energy Corp.                      183,111
                                              -------------
                                                    700,603
                                              -------------
              ELECTRICAL EQUIPMENT -- 1.5%
       1,747  Brady Corp., Class A                   58,123
       4,379  EnerSys, Inc.                         231,737
      13,208  II-VI, Inc. (a)                       233,517
       3,118  Powell Industries, Inc. (a)           153,405
                                              -------------
                                                    676,782
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 5.9%
      10,684  Benchmark Electronics, Inc. (a)       236,330
       1,950  Coherent, Inc.                        110,526
      11,808  CTS Corp.                             165,902
      15,698  Daktronics, Inc.                      170,794
       1,587  FARO Technologies, Inc. (a)            58,291
      15,429  Insight Enterprises, Inc. (a)         330,026
      12,625  Methode Electronics, Inc.             238,486
       2,236  Park Electrochemical Corp.             60,819


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 (CONTINUED)
       7,185  Plexus Corp. (a)                $     251,260
       6,458  Rofin-Sinar Technologies,
                 Inc. (a)                           149,244
       5,784  Rogers Corp. (a)                      321,706
       6,711  ScanSource, Inc. (a)                  238,979
       6,474  SYNNEX Corp. (a)                      320,593
                                              -------------
                                                  2,652,956
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 4.6%
      13,322  Basic Energy Services, Inc. (a)       152,404
       2,466  Bristow Group, Inc.                   167,712
      14,130  C&J Energy Services, Inc. (a)         273,415
       8,212  Era Group, Inc. (a)                   200,291
       2,804  Gulf Island Fabrication, Inc.          69,343
      45,466  ION Geophysical Corp. (a)             279,616
       6,892  Matrix Service Co. (a)                109,238
      41,345  Pioneer Energy Services
                 Corp. (a)                          280,319
       1,293  SEACOR Holdings, Inc.                 113,215
      20,657  Tesco Corp. (a)                       273,499
      15,698  TETRA Technologies, Inc. (a)          158,864
                                              -------------
                                                  2,077,916
                                              -------------
              FOOD & STAPLES RETAILING -- 1.2%
       3,028  Andersons (The), Inc.                 179,621
         892  Casey's General Stores, Inc.           59,077
      14,843  Spartan Stores, Inc.                  291,962
                                              -------------
                                                    530,660
                                              -------------
              FOOD PRODUCTS -- 1.5%
       4,617  Cal-Maine Foods, Inc.                 233,990
         808  Sanderson Farms, Inc.                  57,077
       8,921  Seneca Foods Corp., Class A (a)       313,573
         819  TreeHouse Foods, Inc. (a)              58,141
                                              -------------
                                                    662,781
                                              -------------
              GAS UTILITIES -- 1.6%
       3,528  Laclede Group (The), Inc.             161,794
       1,293  New Jersey Resources Corp.             57,875
       3,792  Northwest Natural Gas Co.             166,620
       3,182  Piedmont Natural Gas Co., Inc.        109,938
       4,590  Southwest Gas Corp.                   227,848
                                              -------------
                                                    724,075
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 2.1%
       3,437  CONMED Corp.                          112,734
      34,306  CryoLife, Inc.                        242,886
       1,466  Integra LifeSciences
                 Holdings (a)                        57,746
       3,739  Invacare Corp.                         58,366
      14,445  Merit Medical Systems, Inc. (a)       189,807
       2,683  SurModics, Inc. (a)                    54,304
      25,505  Symmetry Medical, Inc. (a)            222,148
                                              -------------
                                                    937,991
                                              -------------

Page 82                See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              HEALTH CARE PROVIDERS &
                 SERVICES -- 3.8%
      14,406  Almost Family, Inc.             $     275,587
       3,059  AmSurg Corp. (a)                      119,638
       2,224  Chemed Corp.                          156,992
      16,356  Kindred Healthcare, Inc. (a)          251,228
      13,979  LHC Group, Inc. (a)                   320,678
       4,881  Magellan Health Services,
                 Inc. (a)                           278,949
      19,748  PharMerica Corp. (a)                  289,111
                                              -------------
                                                  1,692,183
                                              -------------
              HEALTH CARE TECHNOLOGY -- 0.3%
       1,093  Computer Programs & Systems,
                 Inc.                                60,924
       2,870  Quality Systems, Inc.                  65,637
                                              -------------
                                                    126,561
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 2.0%
         262  Biglari Holdings, Inc. (a)            109,139
       2,616  CEC Entertainment, Inc.               108,799
         567  Cracker Barrel Old Country
                 Store, Inc.                         55,509
         780  DineEquity, Inc.                       54,343
      21,518  Marcus (The) Corp.                    278,658
       9,553  Monarch Casino & Resort,
                 Inc. (a)                           195,837
       1,946  Red Robin Gourmet Burgers,
                 Inc. (a)                           110,688
                                              -------------
                                                    912,973
                                              -------------
              HOUSEHOLD DURABLES -- 2.5%
      15,022  American Greetings Corp.,
                 Class A                            286,019
       7,692  Blyth, Inc.                           107,765
       7,133  Helen of Troy Ltd. (a)                303,010
      32,858  Standard Pacific Corp. (a)            268,778
       5,726  Universal Electronics, Inc. (a)       176,533
                                              -------------
                                                  1,142,105
                                              -------------
              HOUSEHOLD PRODUCTS -- 0.8%
      39,668  Central Garden & Pet Co.,
                 Class A (a)                        299,097
         985  WD-40 Co.                              56,647
                                              -------------
                                                    355,744
                                              -------------
              INSURANCE -- 4.5%
       8,783  Employers Holdings, Inc.              230,905
       8,809  Horace Mann Educators Corp.           249,647
       1,797  Infinity Property & Casualty
                 Corp.                              116,823
       6,686  Meadowbrook Insurance Group,
                 Inc.                                50,747
       3,765  Navigators Group (The), Inc. (a)      218,219
       5,247  ProAssurance Corp.                    280,872
         703  RLI Corp.                              58,026
       4,427  Safety Insurance Group, Inc.          238,040
       2,332  Selective Insurance Group, Inc.        57,017


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              INSURANCE (CONTINUED)
      10,451  Stewart Information Services
                 Corp.                        $     323,249
       6,487  United Fire Group, Inc.               168,727
                                              -------------
                                                  1,992,272
                                              -------------
              INTERNET & CATALOG RETAIL --
                 0.3%
       8,522  PetMed Express, Inc.                  142,743
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 0.3%
      14,166  United Online, Inc.                   115,028
                                              -------------
              IT SERVICES -- 2.5%
       4,311  CACI International, Inc.,
                 Class A (a)                        286,250
       9,897  CSG Systems International, Inc.       234,361
       9,225  Higher One Holdings, Inc. (a)          99,630
      17,367  Sykes Enterprises, Inc. (a)           304,965
       6,874  TeleTech Holdings, Inc. (a)           172,194
                                              -------------
                                                  1,097,400
                                              -------------
              MACHINERY -- 2.3%
       3,131  Astec Industries, Inc.                109,585
       3,580  Barnes Group, Inc.                    118,140
       2,712  Briggs & Stratton Corp.                54,918
       3,316  ESCO Technologies, Inc.               114,833
       2,555  John Bean Technologies Corp.           60,579
       2,129  Mueller Industries, Inc.              116,861
       1,112  Tennant Co.                            57,379
      16,224  Titan International, Inc.             279,702
       2,368  Watts Water Technologies, Inc.,
                 Class A                            123,799
                                              -------------
                                                  1,035,796
                                              -------------
              MEDIA -- 0.5%
       1,156  Arbitron, Inc.                         53,130
      10,338  E.W. Scripps (The) Co.,
                 Class A (a)                        171,714
                                              -------------
                                                    224,844
                                              -------------
              METALS & MINING -- 3.3%
       5,083  AMCOL International Corp.             178,312
       5,785  Century Aluminum Co. (a)               48,536
       3,365  Haynes International, Inc.            161,856
       4,419  Kaiser Aluminum Corp.                 288,340
       7,927  Materion Corp.                        238,920
       4,383  Olympic Steel, Inc.                   122,066
       5,813  RTI International Metals,
                 Inc. (a)                           178,168
      19,996  Stillwater Mining Co. (a)             241,952
                                              -------------
                                                  1,458,150
                                              -------------
              MULTILINE RETAIL -- 0.7%
      17,670  Fred's, Inc., Class A                 303,924
                                              -------------
              MULTI-UTILITIES -- 0.9%
       7,948  Avista Corp.                          228,744
       4,037  NorthWestern Corp.                    170,361
                                              -------------
                                                    399,105
                                              -------------

                       See Notes to Financial Statements                 Page 83

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              OIL, GAS & CONSUMABLE FUELS --
                 3.1%
       2,185  Approach Resources, Inc. (a) $         57,881
      16,608  Cloud Peak Energy, Inc. (a)           266,226
      13,653  Comstock Resources, Inc.              228,961
      45,692  Penn Virginia Corp. (a)               230,288
      12,424  Stone Energy Corp. (a)                302,648
      22,828  Swift Energy Co. (a)                  290,829
                                              -------------
                                                  1,376,833
                                              -------------
              PAPER & FOREST PRODUCTS -- 1.8%
       5,798  Buckeye Technologies, Inc.            215,802
       3,423  Clearwater Paper Corp. (a)            167,453
       6,760  Neenah Paper, Inc.                    267,493
       6,417  P.H. Glatfelter Co.                   169,858
                                              -------------
                                                    820,606
                                              -------------
              PHARMACEUTICALS -- 0.5%
       6,469  Hi-Tech Pharmacal Co., Inc.           232,496
                                              -------------
              PROFESSIONAL SERVICES -- 3.0%
      19,330  CDI Corp.                             304,061
         908  Exponent, Inc.                         60,037
       3,211  Heidrick & Struggles
                 International, Inc.                 49,385
       1,772  Insperity, Inc.                        58,600
      15,667  Kelly Services, Inc., Class A         306,603
       2,865  Korn/Ferry International (a)           55,953
      22,809  Navigant Consulting, Inc. (a)         306,097
      13,885  Resources Connection, Inc.            184,671
                                              -------------
                                                  1,325,407
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 1.4%
      41,458  Cedar Realty Trust, Inc.              229,677
      15,947  Cousins Properties, Inc.              163,457
       2,136  EPR Properties                        107,612
       2,129  Government Properties Income
                 Trust                               53,800
       4,597  Lexington Realty Trust                 57,646
                                              -------------
                                                    612,192
                                              -------------
              REAL ESTATE MANAGEMENT &
                 DEVELOPMENT -- 0.1%
       2,676  Forestar Group, Inc. (a)               57,828
                                              -------------
              ROAD & RAIL -- 1.1%
       7,018  Arkansas Best Corp.                   152,291
      11,613  Heartland Express, Inc.               170,943
       9,576  Knight Transportation, Inc.           162,505
                                              -------------
                                                    485,739
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.9%
      11,573  ATMI, Inc. (a)                  $     287,589
      28,130  Brooks Automation, Inc.               276,237
       3,253  Cabot Microelectronics Corp. (a)      120,296
      11,407  Volterra Semiconductor Corp. (a)      171,903
                                              -------------
                                                    856,025
                                              -------------
              SOFTWARE -- 1.2%
      29,558  Ebix, Inc.                            342,873
      15,943  EPIQ Systems, Inc.                    207,418
                                              -------------
                                                    550,291
                                              -------------
              SPECIALTY RETAIL -- 6.1%
       2,446  Big 5 Sporting Goods Corp.             49,580
      10,966  Cato (The) Corp., Class A             308,693
       3,919  Children's Place Retail Stores
                 (The), Inc. (a)                    211,783
       9,824  Finish Line (The), Inc.,
                 Class A                            218,682
       3,206  Genesco, Inc. (a)                     225,638
       1,669  Group 1 Automotive, Inc.              121,487
       5,197  Jos. A. Bank Clothiers, Inc. (a)      212,349
       6,225  Kirkland's, Inc. (a)                  109,436
       7,231  Men's Wearhouse (The), Inc.           288,734
      26,755  OfficeMax, Inc.                       304,739
      18,545  Pep Boys-Manny, Moe & Jack
                  (The) (a)                         230,885
       7,619  Sonic Automotive, Inc., Class A       168,685
       6,854  Stage Stores, Inc.                    171,076
       7,866  Stein Mart, Inc.                      109,888
                                              -------------
                                                  2,731,655
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 1.6%
      16,588  Crocs, Inc. (a)                       226,758
       9,294  Maidenform Brands, Inc. (a)           217,108
      10,574  Perry Ellis International, Inc.       212,537
       2,236  Skechers U.S.A., Inc.,
                 Class A (a)                         60,998
                                              -------------
                                                    717,401
                                              -------------
              THRIFTS & MORTGAGE FINANCE --
                 1.2%
       9,519  Bank Mutual Corp.                      59,113
      12,371  Brookline Bancorp, Inc.               121,978
       3,504  Dime Community Bancshares, Inc.        61,495
       3,974  Northwest Bancshares, Inc.             54,921
       6,805  Provident Financial Services,
                 Inc.                               121,061
      19,738  TrustCo Bank Corp.                    117,244
                                              -------------
                                                    535,812
                                              -------------
              TOBACCO -- 0.5%
      56,514  Alliance One International,
                 Inc. (a)                           215,318
                                              -------------
              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.1%
       1,553  Kaman Corp.                            58,797
                                              -------------

Page 84                See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              WATER UTILITIES -- 0.3%
       2,001  American States Water Co.       $     128,504

              WIRELESS TELECOMMUNICATION
                 SERVICES -- 0.8%
       3,262  NTELOS Holdings Corp.                  61,097
      20,170  USA Mobility, Inc.                    315,056
                                              -------------
                                                    376,153
                                              -------------

              TOTAL INVESTMENTS -- 100.0%        44,741,376
              (Cost $42,542,630) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                  1,865
                                              -------------
              NET ASSETS -- 100.0%            $  44,743,241
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $42,777,767. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,609,420 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $645,811.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $44,741,376    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 85

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 0.9%
       6,552  GenCorp, Inc. (a)               $     114,726
                                              -------------
              AIRLINES -- 0.8%
       1,006  Allegiant Travel Co.                   97,964
                                              -------------
              AUTO COMPONENTS -- 1.5%
       1,868  Dorman Products, Inc.                  87,946
       2,710  Drew Industries, Inc.                 110,649
                                              -------------
                                                    198,595
                                              -------------
              AUTOMOBILES -- 0.9%
       5,076  Winnebago Industries, Inc. (a)        121,418
                                              -------------
              BEVERAGES -- 0.5%
         374  Boston Beer (The) Co., Inc.,
                 Class A (a)                         66,939
                                              -------------
              BIOTECHNOLOGY -- 0.8%
       1,292  Acorda Therapeutics, Inc. (a)          49,057
         882  Cubist Pharmaceuticals, Inc. (a)       54,975
                                              -------------
                                                    104,032
                                              -------------
              BUILDING PRODUCTS -- 1.4%
       1,762  A.O. Smith Corp.                       72,806
       4,844  AAON, Inc.                            104,485
                                              -------------
                                                    177,291
                                              -------------
              CAPITAL MARKETS -- 1.7%
       2,337  Financial Engines, Inc.               111,568
       1,169  HFF, Inc., Class A                     24,549
         483  Virtus Investment Partners,
                 Inc. (a)                            90,080
                                              -------------
                                                    226,197
                                              -------------
              CHEMICALS -- 2.0%
         952  Balchem Corp.                          47,372
       1,691  H.B. Fuller Co.                        67,894
       3,440  PolyOne Corp.                          99,450
         688  Quaker Chemical Corp.                  45,387
                                              -------------
                                                    260,103
                                              -------------
              COMMERCIAL BANKS -- 5.4%
         479  Bank of the Ozarks, Inc.               22,887
       5,993  BBCN Bancorp, Inc.                     87,558
       1,951  Boston Private Financial
                 Holdings, Inc.                      21,559
         872  Columbia Banking System, Inc.          21,783
       1,149  First Financial Bankshares, Inc.       70,836
       2,881  Glacier Bancorp, Inc.                  70,123
       3,282  Home BancShares, Inc.                  89,664
         602  Independent Bank Corp.                 22,418
         678  PacWest Bancorp                        24,015
       2,487  Pinnacle Financial Partners,
                 Inc. (a)                            70,830
       3,013  PrivateBancorp, Inc.                   71,077
       4,974  Susquehanna Bancshares, Inc.           66,154
         468  Texas Capital Bancshares,
                 Inc. (a)                            21,289
         373  UMB Financial Corp.                    22,305
         998  ViewPoint Financial Group, Inc.        21,527
                                              -------------
                                                    704,025
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMERCIAL SERVICES & SUPPLIES
                 -- 0.3%
       1,738  Healthcare Services Group,
                 Inc.                         $      42,772
                                              -------------
              COMMUNICATIONS EQUIPMENT --
                 3.0%
       7,298  CalAmp Corp. (a)                      112,024
       2,316  Ixia (a)                               32,193
       2,453  Oplink Communications, Inc. (a)        49,428
      10,051  PC-Tel, Inc.                           96,992
       1,491  ViaSat, Inc. (a)                       99,584
                                              -------------
                                                    390,221
                                              -------------
              COMPUTERS & PERIPHERALS -- 0.9%
       3,013  Electronics for Imaging,
                 Inc. (a)                            90,481
       2,112  Intermec, Inc. (a)                     20,972
                                              -------------
                                                    111,453
                                              -------------
              CONSTRUCTION MATERIALS -- 0.8%
       4,821  Headwaters, Inc. (a)                   45,462
         981  Texas Industries, Inc. (a)             60,959
                                              -------------
                                                    106,421
                                              -------------
              CONSUMER FINANCE -- 1.4%
       1,931  Encore Capital Group, Inc. (a)         75,038
         693  Portfolio Recovery Associates,
                 Inc. (a)                           103,472
                                              -------------
                                                    178,510
                                              -------------
              DISTRIBUTORS -- 0.5%
       1,220  Pool Corp.                             64,392
                                              -------------
              DIVERSIFIED CONSUMER SERVICES
                 -- 1.0%
       1,147  American Public Education,
                 Inc. (a)                            45,318
       1,798  Hillenbrand, Inc.                      44,572
         727  Outerwall, Inc. (a)                    40,167
                                              -------------
                                                    130,057
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 0.7%
       1,823  MarketAxess Holdings, Inc.             94,249
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 0.9%
       6,230  Lumos Networks Corp.                  118,059
                                              -------------
              ELECTRICAL EQUIPMENT -- 0.7%
         539  AZZ, Inc.                              20,390
         609  Encore Wire Corp.                      25,401
       1,267  Franklin Electric Co., Inc.            47,209
                                              -------------
                                                     93,000
                                              -------------
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS --
                 3.9%
       9,437  Agilysys, Inc. (a)                    109,375
         416  Belden, Inc.                           24,382
         942  Cognex Corp.                           50,030
       2,071  DTS, Inc. (a)                          46,887
       1,168  FEI Co.                                90,461

Page 86                See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              ELECTRONIC EQUIPMENT,
                 INSTRUMENTS & COMPONENTS
                 (CONTINUED)
         571  Littelfuse, Inc.                $      45,674
       1,832  Measurement Specialties,
                 Inc. (a)                            91,197
         753  MTS Systems Corp.                      47,477
                                              -------------
                                                    505,483
                                              -------------
              ENERGY EQUIPMENT & SERVICES --
                 0.9%
       3,789  Exterran Holdings, Inc. (a)           120,301
                                              -------------
              FOOD PRODUCTS -- 1.9%
       1,878  B&G Foods, Inc.                        65,429
         763  Calavo Growers, Inc.                   20,723
       1,112  Darling International, Inc. (a)        22,574
         984  Hain Celestial Group (The),
                 Inc. (a)                            71,793
         821  J & J Snack Foods Corp.                65,417
                                              -------------
                                                    245,936
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 5.2%
       1,346  Abaxis, Inc.                           56,667
       2,964  Abiomed, Inc. (a)                      74,337
       1,150  Align Technology, Inc. (a)             49,496
       2,831  Cantel Medical Corp.                   75,135
         400  Cyberonics, Inc. (a)                   20,796
       1,640  Cynosure, Inc., Class A (a)            46,707
       2,599  Greatbatch, Inc. (a)                   98,242
         502  Haemonetics Corp. (a)                  21,194
         887  ICU Medical, Inc. (a)                  63,589
       4,683  Natus Medical, Inc. (a)                59,896
         767  Neogen Corp. (a)                       43,320
         910  West Pharmaceutical Services,
                 Inc.                                67,122
                                              -------------
                                                    676,501
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 4.0%
       5,952  AMN Healthcare Services,
                 Inc. (a)                            87,971
       1,482  Bio-Reference Laboratories,
                 Inc. (a)                            39,643
       2,184  CorVel Corp. (a)                       74,016
       1,348  Hanger, Inc. (a)                       49,768
       6,130  Healthways, Inc. (a)                  105,191
       1,660  IPC Hospitalist (The) Co. (a)          83,614
         519  MWI Veterinary Supply, Inc. (a)        73,786
                                              -------------
                                                    513,989
                                              -------------
              HEALTH CARE TECHNOLOGY -- 2.0%
         820  HealthStream, Inc. (a)                 25,830
       1,376  Medidata Solutions, Inc. (a)          127,321
       5,184  Omnicell, Inc. (a)                    109,383
                                              -------------
                                                    262,534
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 6.6%
       1,149  BJ's Restaurants, Inc. (a)             40,950
         868  Buffalo Wild Wings, Inc. (a)           89,907
       1,627  Jack in the Box, Inc. (a)              65,226


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              HOTELS, RESTAURANTS & LEISURE
                 (CONTINUED)
         986  Marriott Vacations Worldwide
                Corp. (a)                     $      43,384
       4,087  Multimedia Games Holding Co.,
                 Inc. (a)                           143,004
       1,303  Papa John's International,
                 Inc. (a)                            87,119
       8,827  Ruth's Hospitality Group, Inc.        105,571
       3,610  SHFL entertainment, Inc. (a)           82,127
       5,853  Sonic Corp. (a)                        89,961
       4,258  Texas Roadhouse, Inc.                 104,066
                                              -------------
                                                    851,315
                                              -------------
              HOUSEHOLD DURABLES -- 3.2%
         721  Ethan Allen Interiors, Inc.            21,897
       2,143  iRobot Corp. (a)                       74,919
       5,256  La-Z-Boy, Inc.                        108,957
       2,784  M/I Homes, Inc. (a)                    59,188
       1,474  Meritage Homes Corp. (a)               66,713
       2,126  Ryland Group (The), Inc.               85,975
                                              -------------
                                                    417,649
                                              -------------
              INSURANCE -- 0.4%
       1,876  eHealth, Inc. (a)                      57,668
                                              -------------
              INTERNET & CATALOG RETAIL --
                 0.5%
       1,692  Blue Nile, Inc. (a)                    65,700
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 5.8%
       5,747  Blucora, Inc. (a)                     114,940
       4,368  comScore, Inc. (a)                    126,497
       1,804  Dealertrack Technologies,
                 Inc. (a)                            67,470
       2,004  j2 Global, Inc.                        91,723
         599  Liquidity Services, Inc. (a)           17,072
         849  LogMeIn, Inc. (a)                      25,232
       1,000  OpenTable, Inc. (a)                    63,680
       6,389  Perficient, Inc. (a)                   87,210
       2,704  Stamps.com, Inc. (a)                  107,781
       3,806  XO Group, Inc. (a)                     45,520
                                              -------------
                                                    747,125
                                              -------------
              IT SERVICES -- 2.6%
         752  Cardtronics, Inc. (a)                  22,154
         702  Exlservice Holdings, Inc. (a)          19,656
       1,161  Forrester Research, Inc.               40,728
       2,288  Heartland Payment Systems, Inc.        85,365
       1,717  MAXIMUS, Inc.                          64,576
       3,847  Virtusa Corp. (a)                      99,176
                                              -------------
                                                    331,655
                                              -------------
              LEISURE EQUIPMENT & PRODUCTS --
                 1.5%
       1,894  Arctic Cat, Inc.                      104,246
       1,333  Brunswick Corp.                        50,321
         887  Sturm, Ruger & Co., Inc.               45,121
                                              -------------
                                                    199,688
                                              -------------

                       See Notes to Financial Statements                 Page 87

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              LIFE SCIENCES TOOLS & SERVICES
                 -- 1.7%
       6,101  Cambrex Corp. (a)               $      89,380
       1,008  Luminex Corp. (a)                      20,069
       2,319  PAREXEL International Corp. (a)       114,674
                                              -------------
                                                    224,123
                                              -------------
              MACHINERY -- 1.4%
         630  Actuant Corp., Class A                 22,245
       1,259  EnPro Industries, Inc. (a)             71,549
       1,547  Kaydon Corp.                           44,987
         393  Standex International Corp.            23,199
         457  Toro (The) Co.                         22,521
                                              -------------
                                                    184,501
                                              -------------
              MEDIA -- 0.2%
       2,817  Digital Generation, Inc. (a)           21,832
                                              -------------
              MULTILINE RETAIL -- 0.9%
      10,274  Tuesday Morning Corp. (a)             115,274
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 1.3%
       3,009  Carrizo Oil & Gas, Inc. (a)            95,295
         441  Gulfport Energy Corp. (a)              23,461
         828  PDC Energy, Inc. (a)                   45,664
                                              -------------
                                                    164,420
                                              -------------
              PAPER & FOREST PRODUCTS -- 0.5%
       1,281  Schweitzer-Mauduit
                 International, Inc.                 69,353
                                              -------------
              PERSONAL PRODUCTS -- 2.4%
       3,736  Inter Parfums, Inc.                   123,213
       2,481  Medifast, Inc. (a)                     67,831
       3,657  Prestige Brands Holdings,
                 Inc. (a)                           124,009
                                              -------------
                                                    315,053
                                              -------------
              PHARMACEUTICALS -- 2.4%
       1,041  Impax Laboratories, Inc. (a)           21,590
       1,386  Medicines (The) Co. (a)                42,827
       1,874  Questcor Pharmaceuticals, Inc.        125,221
       1,289  Salix Pharmaceuticals Ltd. (a)         95,257
         724  ViroPharma, Inc. (a)                   24,848
                                              -------------
                                                    309,743
                                              -------------
              PROFESSIONAL SERVICES -- 1.7%
       3,988  On Assignment, Inc. (a)               121,753
       3,092  WageWorks, Inc. (a)                   104,417
                                              -------------
                                                    226,170
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS
                 -- 2.0%
         861  Colonial Properties Trust              20,845
         652  Coresite Realty Corp.                  22,142
       1,256  Geo Group (The), Inc.                  43,608
       2,031  Inland Real Estate Corp.               20,899
       2,976  Medical Properties Trust, Inc.         43,449


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              REAL ESTATE INVESTMENT TRUSTS
                 (CONTINUED)
       2,542  Parkway Properties, Inc.        $      44,485
       1,632  Sabra Health Care REIT, Inc.           42,824
         320  Sovran Self Storage, Inc.              22,112
                                              -------------
                                                    260,364
                                              -------------
              ROAD & RAIL -- 0.7%
       2,048  Old Dominion Freight Line,
                 Inc. (a)                            89,457
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 1.7%
       1,192  Advanced Energy Industries,
                 Inc. (a)                            25,819
       3,282  Diodes, Inc. (a)                       89,960
       4,862  Entropic Communications,
                 Inc. (a)                            21,539
         912  Microsemi Corp. (a)                    22,490
       1,853  Rudolph Technologies, Inc. (a)         22,884
       8,439  Sigma Designs, Inc. (a)                44,051
                                              -------------
                                                    226,743
                                              -------------
              SOFTWARE -- 5.6%
       2,617  Blackbaud, Inc.                        91,830
       2,064  Interactive Intelligence Group,
                 Inc. (a)                           117,235
         829  Manhattan Associates, Inc. (a)         73,234
       3,354  Monotype Imaging Holdings, Inc.        82,274
       2,761  Synchronoss Technologies,
                 Inc. (a)                            95,227
       5,693  Take-Two Interactive Software,
                 Inc. (a)                            99,798
       4,143  Tangoe, Inc. (a)                       74,823
       1,243  Tyler Technologies, Inc. (a)           92,753
                                              -------------
                                                    727,174
                                              -------------
              SPECIALTY RETAIL -- 8.2%
       4,949  Brown Shoe Co., Inc.                  117,638
         819  Buckle (The), Inc.                     45,847
      12,646  Christopher & Banks Corp. (a)          86,499
       4,630  Haverty Furniture Cos., Inc.          120,380
       1,999  Lithia Motors, Inc., Class A          130,415
       1,368  Lumber Liquidators Holdings,
                 Inc. (a)                           132,450
       1,773  Monro Muffler Brake, Inc.              76,257
       2,560  rue21, Inc. (a)                       106,957
       2,551  Select Comfort Corp. (a)               58,290
      11,708  Zale Corp. (a)                        108,650
       2,964  Zumiez, Inc. (a)                       81,717
                                              -------------
                                                  1,065,100
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 4.2%
       4,769  Fifth & Pacific Cos., Inc. (a)        113,598
       2,173  Iconix Brand Group, Inc. (a)           71,361
       1,260  Movado Group, Inc.                     45,965
       1,708  Oxford Industries, Inc.               115,580
       1,762  Steven Madden Ltd. (a)                 90,602
       1,951  Wolverine World Wide, Inc.            112,202
                                              -------------
                                                    549,308
                                              -------------

Page 88                See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              TRADING COMPANIES &
                 DISTRIBUTORS -- 0.5%
       1,322  Applied Industrial
                 Technologies, Inc.           $      68,956
                                              -------------

              TOTAL INVESTMENTS -- 100.0%        13,013,539
              (Cost $11,321,481) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                 (6,421)
                                              -------------
              NET ASSETS -- 100.0%            $  13,007,118
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $11,367,059. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,762,598 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $116,118.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $13,013,539    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 89

FIRST TRUST MEGA CAP ALPHADEX(R) FUND - FMK

PORTFOLIO OF INVESTMENTS
JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS -- 100.0%
              AEROSPACE & DEFENSE -- 3.9%
       3,181  Boeing (The) Co.                $     334,323
         822  Honeywell International, Inc.          68,209
                                              -------------
                                                    402,532
                                              -------------
              AUTOMOBILES -- 6.2%
      21,073  Ford Motor Co.                        355,712
       7,829  General Motors Co. (a)                280,826
                                              -------------
                                                    636,538
                                              -------------
              BIOTECHNOLOGY -- 5.8%
         909  Biogen Idec, Inc. (a)                 198,280
       1,115  Celgene Corp. (a)                     163,749
       3,820  Gilead Sciences, Inc. (a)             234,739
                                              -------------
                                                    596,768
                                              -------------
              CAPITAL MARKETS -- 4.8%
       1,723  Goldman Sachs Group (The), Inc.       282,624
       8,005  Morgan Stanley                        217,816
                                              -------------
                                                    500,440
                                              -------------
              CHEMICALS -- 2.0%
       2,952  LyondellBasell Industries N.V.,
                 Class A                            202,832
                                              -------------
              COMMERCIAL BANKS -- 2.0%
       1,788  PNC Financial Services Group,
                 Inc.                               135,977
       1,579  Wells Fargo & Co.                      68,687
                                              -------------
                                                    204,664
                                              -------------
              COMMUNICATIONS EQUIPMENT -- 2.6%
      10,727  Cisco Systems, Inc.                   274,075
                                              -------------
              COMPUTERS & PERIPHERALS -- 5.7%
         824  Apple, Inc.                           372,860
       5,521  EMC Corp.                             144,374
       2,629  Hewlett-Packard Co.                    67,513
                                              -------------
                                                    584,747
                                              -------------
              CONSUMER FINANCE -- 2.6%
       1,744  American Express Co.                  128,655
       2,075  Capital One Financial Corp.           143,216
                                              -------------
                                                    271,871
                                              -------------
              DIVERSIFIED FINANCIAL SERVICES
                 -- 2.7%
       1,359  Citigroup, Inc.                        70,858
       3,704  JPMorgan Chase & Co.                  206,424
                                              -------------
                                                    277,282
                                              -------------
              DIVERSIFIED TELECOMMUNICATION
                 SERVICES -- 1.3%
       3,684  AT&T, Inc.                            129,935
                                              -------------
              ELECTRIC UTILITIES -- 0.7%
         967  Duke Energy Corp.                      68,657
                                              -------------


SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              ENERGY EQUIPMENT & SERVICES --
                 2.0%
       4,688  Halliburton Co.                 $     211,851
                                              -------------
              FOOD & STAPLES RETAILING --
                 1.4%
       2,281  CVS Caremark Corp.                    140,259
                                              -------------
              HEALTH CARE EQUIPMENT &
                 SUPPLIES -- 3.3%
       7,476  Abbott Laboratories                   273,846
       1,266  Medtronic, Inc.                        69,934
                                              -------------
                                                    343,780
                                              -------------
              HEALTH CARE PROVIDERS &
                 SERVICES -- 4.1%
       2,113  Express Scripts Holding Co. (a)       138,507
       3,982  UnitedHealth Group, Inc.              290,089
                                              -------------
                                                    428,596
                                              -------------
              HOTELS, RESTAURANTS & LEISURE
                 -- 0.7%
         995  Starbucks Corp.                        70,884
                                              -------------
              INSURANCE -- 9.2%
       7,293  American International Group,
                 Inc. (a)                           331,904
       2,330  Berkshire Hathaway, Inc.,
                 Class B (a)                        269,977
       7,123  MetLife, Inc.                         344,896
                                              -------------
                                                    946,777
                                              -------------
              INTERNET & CATALOG RETAIL --
                 2.0%
         237  priceline.com, Inc. (a)               207,534
                                              -------------
              INTERNET SOFTWARE & SERVICES --
                 2.5%
         296  Google, Inc., Class A (a)             262,729
                                              -------------
              MACHINERY -- 0.6%
         790  Caterpillar, Inc.                      65,499
                                              -------------
              MEDIA -- 4.6%
       3,113  Comcast Corp., Class A                140,334
       6,798  Twenty-First Century Fox, Inc.        203,124
       2,066  Walt Disney (The) Co.                 133,567
                                              -------------
                                                    477,025
                                              -------------
              MULTILINE RETAIL -- 0.7%
         947  Target Corp.                           67,474
                                              -------------
              OIL, GAS & CONSUMABLE FUELS --
                 15.8%
         759  Anadarko Petroleum Corp.               67,187
       2,755  Chevron Corp.                         346,827
       4,310  ConocoPhillips                        279,547
       3,608  Exxon Mobil Corp.                     338,250
       2,922  Occidental Petroleum Corp.            260,204
       5,533  Phillips 66                           340,279
                                              -------------
                                                  1,632,294
                                              -------------

Page 90                See Notes to Financial Statements

FIRST TRUST MEGA CAP ALPHADEX(R) FUND - FMK

JULY 31, 2013

SHARES        DESCRIPTION                             VALUE
-----------------------------------------------------------
              COMMON STOCKS (CONTINUED)
              PHARMACEUTICALS -- 2.7%
       5,309  Eli Lilly & Co.                 $     281,961
                                              -------------
              SEMICONDUCTORS & SEMICONDUCTOR
                 EQUIPMENT -- 3.0%
      13,460  Intel Corp.                           313,618
                                              -------------
              SOFTWARE -- 2.0%
       6,368  Oracle Corp.                          206,005
                                              -------------
              SPECIALTY RETAIL -- 3.2%
       4,207  Home Depot (The), Inc.                332,479
                                              -------------
              TEXTILES, APPAREL & LUXURY
                 GOODS -- 1.9%
       3,072  NIKE, Inc., Class B                   193,290
                                              -------------

              TOTAL INVESTMENTS -- 100.0%        10,332,396
              (Cost $9,594,851) (b)
              NET OTHER ASSETS AND
                 LIABILITIES -- 0.0%                  2,226
                                              -------------
              NET ASSETS -- 100.0%            $  10,334,622
                                              =============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $9,657,184. As of July 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $706,320 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $31,108.

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

INVESTMENTS              LEVEL 1      LEVEL 2       LEVEL 3
------------------------------------------------------------
Common Stocks*         $10,332,396    $    --       $    --
                       =====================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at July 31, 2013.

                       See Notes to Financial Statements                 Page 91

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2013

                                                                         FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                        LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                       ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                            (FEX)               (FNX)               (FYX)
                                                                       ----------------    ----------------    ----------------
ASSETS:
Investments, at value...............................................    $  501,001,159      $  499,751,870      $  295,029,871
Cash  ..............................................................             1,026                  --                  --
Receivables:
      Capital shares sold...........................................                --           4,468,049                  --
      Investment securities sold....................................             5,284           1,518,814             403,742
      Dividends.....................................................           349,349             175,567              89,996
      Reclaims......................................................             1,445                  --                  --
      Interest......................................................                 3                  12                   5
      Securities lending income.....................................                --              24,278               6,587
Prepaid expenses....................................................             4,279               3,770               2,076
                                                                        --------------      --------------      --------------
            TOTAL ASSETS............................................       501,362,545         505,942,360         295,532,277
                                                                        --------------      --------------      --------------

LIABILITIES:
Due to custodian....................................................                --                  --                  --
Payables:
      Investment securities purchased...............................                --           6,253,220             404,838
      Investment advisory fees......................................           205,516             196,190             110,519
      Licensing fees................................................            78,881              78,224              46,493
      Printing fees.................................................            24,328              25,267              15,005
      Audit and tax fees............................................            22,925              22,925              22,925
      Trustees' fees................................................             1,618               1,543                 955
      Collateral for securities on loan.............................                --          13,709,819           5,728,995
      Due to broker.................................................                --                  --                  --
Other liabilities...................................................           200,636             199,612             120,747
                                                                        --------------      --------------      --------------
           TOTAL LIABILITIES........................................           533,904          20,486,800           6,450,477
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $  500,828,641      $  485,455,560      $  289,081,800
                                                                        ==============      ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital.....................................................    $  476,184,696      $  471,372,996      $  273,632,806
Par value...........................................................           135,000             108,000              68,500
Accumulated net investment income (loss)............................           243,413             593,008                  --
Accumulated net realized gain (loss) on investments.................       (45,129,967)        (52,382,987)        (24,054,358)
Net unrealized appreciation (depreciation) on investments...........        69,395,499          65,764,543          39,434,852
                                                                        --------------      --------------      --------------

NET ASSETS..........................................................    $  500,828,641      $  485,455,560      $  289,081,800
                                                                        ==============      ==============      ==============

NET ASSET VALUE, per share..........................................    $        37.10      $        44.95      $        42.20
                                                                        ==============      ==============      ==============

Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share)...........................        13,500,002          10,800,002           6,850,002
                                                                        --------------      --------------      --------------
Investments, at cost................................................    $  431,605,660      $  433,987,327      $  255,595,019
                                                                        ==============      ==============      ==============
Securities on loan, at value........................................    $           --      $   13,402,887      $    5,603,169
                                                                        ==============      ==============      ==============

Page 92                See Notes to Financial Statements

        FIRST TRUST              FIRST TRUST               FIRST TRUST             FIRST TRUST              FIRST TRUST
      LARGE CAP VALUE          LARGE CAP GROWTH          MULTI CAP VALUE         MULTI CAP GROWTH          MID CAP VALUE
      ALPHADEX(R) FUND         ALPHADEX(R) FUND          ALPHADEX(R) FUND        ALPHADEX(R) FUND         ALPHADEX(R) FUND
           (FTA)                    (FTC)                     (FAB)                   (FAD)                    (FNK)
      ----------------         ----------------          ----------------        ----------------         ----------------

       $  467,156,392           $  170,595,483            $   92,284,349          $   37,668,014           $   21,302,701
                   --                       --                   152,684                      --                  109,045

                   --                       --                 3,997,558                      --                2,652,532
                9,023                       --                   205,460                      --                  122,402
              459,236                   61,090                    62,764                 12,994                     7,460
                2,392                       --                       231                      --                       --
                    1                       --                         1                       2                       --
                   --                       --                        --                      --                       --
                3,209                    1,806                       657                     484                       --
       --------------           --------------            --------------          --------------           --------------
          467,630,253              170,658,379                96,703,704              37,681,494               24,194,140
       --------------           --------------            --------------          --------------           --------------


                   --                   29,235                        --                      --                       --

                   --                       --                 4,199,553                      --                2,774,370
              191,545                   75,015                    31,990                   9,609                   11,030
               73,953                   33,087                    21,089                  14,122                       --
               21,384                    9,607                     5,407                   3,667                       --
               22,925                   22,925                    22,925                  22,925                       --
                1,412                      795                       550                     446                       --
                   --                       --                        --                      --                       --
                   --                       --                   152,684                      --                  107,084
              194,810                   68,963                    42,865                  21,836                       --
       --------------           --------------            --------------          --------------           --------------
              506,029                  239,627                 4,477,063                  72,605                2,892,484
       --------------           --------------            --------------          --------------           --------------

       $  467,124,224           $  170,418,752            $   92,226,641          $   37,608,889           $   21,301,656
       ==============           ==============            ==============          ==============           ==============


       $  445,157,558           $  187,176,466            $   91,867,151          $   43,391,236           $   20,816,258
              127,000                   47,000                    23,000                   9,500                    8,000
              514,412                       --                    54,340                  18,336                    4,486
          (29,611,844)             (40,170,287)               (9,919,230)            (11,577,763)                (864,509)
           50,937,098               23,365,573                10,201,380               5,767,580                1,337,421
       --------------           --------------            --------------          --------------           --------------

       $  467,124,224           $  170,418,752            $   92,226,641          $   37,608,889           $   21,301,656
       ==============           ==============            ==============          ==============           ==============

       $        36.78           $        36.26            $        40.10          $        39.59           $        26.63
       ==============           ==============            ==============          ==============           ==============


           12,700,002                4,700,002                 2,300,002                 950,002                  800,002
       --------------           --------------            --------------          --------------           --------------
       $  416,219,294           $  147,229,910            $   82,082,969          $   31,900,434           $   19,965,280
       ==============           ==============            ==============          ==============           ==============
       $           --           $           --            $           --          $           --           $           --
       ==============           ==============            ==============          ==============           ==============

                       See Notes to Financial Statements                 Page 93

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JULY 31, 2013

                                                       FIRST TRUST         FIRST TRUST        FIRST TRUST         FIRST TRUST
                                                      MID CAP GROWTH     SMALL CAP VALUE    SMALL CAP GROWTH        MEGA CAP
                                                     ALPHADEX(R) FUND    ALPHADEX(R) FUND   ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                          (FNY)               (FYT)              (FYC)               (FMK)
                                                     ----------------    ----------------   ----------------    ----------------
ASSETS:
Investments, at value..............................   $   22,121,238      $   44,741,376     $   13,013,539      $   10,332,396
Cash  .............................................           43,412             141,008                 --                  --
Receivables:
      Investment securities sold...................               --             108,121                 --                  --
      Capital shares sold..........................               --           4,196,291                 --                  --
      Dividends....................................            9,359              18,014              1,905              12,114
      Reclaims.....................................               --                  --                 --                  --
      Interest.....................................               --                  --                 --                  --
      Securities lending income....................               --                  --                 --                  --
Prepaid expenses...................................               --                  --                 --                  --
                                                      --------------      --------------     --------------      --------------
           TOTAL ASSETS............................       22,174,009          49,204,810         13,015,444          10,344,510
                                                      --------------      --------------     --------------      --------------

LIABILITIES:
Due to custodian...................................               --                  --              1,039               3,065
Payables:
      Investment securities purchased..............               --           4,339,918                 --                  --
      Investment advisory fees.....................           13,025              23,603              7,287               6,823
      Licensing fees...............................               --                  --                 --                  --
      Printing fees................................               --                  --                 --                  --
      Audit and tax fees...........................               --                  --                 --                  --
      Trustees' fees...............................               --                  --                 --                  --
      Collateral for securities on loan............               --                  --                 --                  --
      Due to broker................................               --              98,048                 --                  --
Other liabilities..................................               --                  --                 --                  --
                                                      --------------      --------------     --------------      --------------
           TOTAL LIABILITIES.......................           13,025           4,461,569              8,326               9,888
                                                      --------------      --------------     --------------      --------------

NET ASSETS.........................................   $   22,160,984      $   44,743,241     $   13,007,118      $   10,334,622
                                                      ==============      ==============     ==============      ==============

NET ASSETS CONSIST OF:
Paid-in capital....................................   $   21,763,387      $   43,185,071     $   13,311,234      $   10,969,612
Par value..........................................            9,000              16,000              5,000               4,500
Accumulated net investment income (loss)...........           51,950                  10            (7,732)               8,191
Accumulated net realized gain (loss) on
   investments.....................................       (2,442,011)           (656,586)        (1,993,442)         (1,385,226)
Net unrealized appreciation (depreciation) on
   investments.....................................        2,778,658           2,198,746          1,692,058             737,545
                                                      --------------      --------------     --------------      --------------

NET ASSETS.........................................   $   22,160,984      $   44,743,241     $   13,007,118      $   10,334,622
                                                      ==============      ==============     ==============      ==============

NET ASSET VALUE, per share.........................   $        24.62      $        27.96     $        26.01      $        22.97
                                                      ==============      ==============     ==============      ==============
Number of shares outstanding (unlimited number of
   shares authorized, par value $0.01 per share)...          900,002           1,600,002            500,002             450,002
                                                      --------------      --------------     --------------      --------------
Investments at cost................................   $   19,342,580      $   42,542,630     $   11,321,481      $    9,594,851
                                                      ==============      ==============     ==============      ==============
Securities on loan, at value.......................   $           --      $           --     $           --      $           --
                                                      ==============      ==============     ==============      ==============

Page 94                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2013

                                                                            FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                           LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                          ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                               (FEX)               (FNX)               (FYX)
                                                                          ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends...........................................................       $    8,074,960      $    6,010,414      $    2,878,553
Interest............................................................                  107                  96                  44
Foreign tax withholding.............................................              (17,548)                 --                  --
Securities lending income (net of fees).............................                   --             126,793             166,940
                                                                           --------------      --------------      --------------
      Total investment income.......................................            8,057,519           6,137,303           3,045,537
                                                                           --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................            1,891,257           1,798,892             971,903
Accounting and administration fees..................................              195,647             190,563             112,178
Licensing fees......................................................              138,464             132,923              83,303
Legal fees..........................................................               67,488              63,320              35,937
Printing fees.......................................................               56,690              60,592              39,833
Custodian fees......................................................               47,281              44,972              24,298
Audit and tax fees..................................................               24,570              24,405              23,632
Trustees' fees and expenses.........................................               19,981              19,201              12,133
Transfer agent fees.................................................               18,912              17,989               9,719
Listing fees........................................................                8,221               8,221               8,221
Registration and filing fees........................................                6,468               8,589              10,026
Expenses previously waived or reimbursed............................                   --                  --              23,470
Other expenses......................................................               12,440              11,206               6,011
                                                                           --------------      --------------      --------------
      Total expenses................................................            2,487,419           2,380,873           1,360,664
      Less fees waived and expenses reimbursed by the
           investment advisor.......................................                   --                  --                  --
                                                                           --------------      --------------      --------------
      Net expenses..................................................            2,487,419           2,380,873           1,360,664
                                                                           --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................            5,570,100           3,756,430           1,684,873
                                                                           --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (12,930,678)        (16,166,155)        (10,936,784)
      In-kind redemptions...........................................           50,740,548          49,659,882          31,990,510
                                                                           --------------      --------------      --------------
Net realized gain (loss)............................................           37,809,870          33,493,727          21,053,726
                                                                           --------------      --------------      --------------

Net change in unrealized appreciation (depreciation) on investments.           59,574,142          63,098,856          37,239,060
                                                                           --------------      --------------      --------------

NET REALIZED AND UNREALIZED GAIN (LOSS).............................           97,384,012          96,592,583          58,292,786
                                                                           --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................       $  102,954,112      $  100,349,013      $   59,977,659
                                                                           ==============      ==============      ==============

                       See Notes to Financial Statements                 Page 95

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JULY 31, 2013

                                                                            FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE
                                                                          ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                               (FTA)               (FTC)               (FAB)
                                                                          ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends...........................................................       $    8,332,604      $    2,146,567      $    1,396,180
Interest............................................................                   90                  40                  18
Foreign tax withholding.............................................               (5,919)            (11,906)               (573)
Securities lending income (net of fees).............................                   --                  --                  --
                                                                           --------------      --------------      --------------
      Total investment income.......................................            8,326,775           2,134,701           1,395,625
                                                                           --------------      --------------      --------------

EXPENSES:
Investment advisory fees............................................            1,649,935             676,648             322,372
Accounting and administration fees..................................              169,249              71,324              42,604
Licensing fees......................................................              123,985              65,588              43,617
Legal fees..........................................................               58,703              23,792              11,526
Printing fees.......................................................               49,633              23,466              13,735
Custodian fees......................................................               41,249              16,916               8,059
Audit and tax fees..................................................               24,170              23,579              23,166
Trustees' fees and expenses.........................................               17,715               9,954               7,788
Transfer agent fees.................................................               16,500               6,767               3,224
Listing fees........................................................                8,221               8,221               7,890
Registration and filing fees........................................               14,752                 359               2,919
Expenses previously waived or reimbursed............................               38,025              15,628                  --
Other expenses......................................................                9,433               5,066               1,293
                                                                           --------------      --------------      --------------
      Total expenses................................................            2,221,570             947,308             488,193
      Less fees waived and expenses reimbursed by the
           investment advisor.......................................                   --                  --             (36,873)
                                                                           --------------      --------------      --------------
      Net expenses..................................................            2,221,570             947,308             451,320
                                                                           --------------      --------------      --------------

NET INVESTMENT INCOME (LOSS)........................................            6,105,205           1,187,393             944,305
                                                                           --------------      --------------      --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments...................................................          (10,911,481)         (4,441,307)         (2,645,852)
      In-kind redemptions...........................................           46,996,652          24,889,519          10,711,577
                                                                           --------------      --------------      --------------
Net realized gain (loss)............................................           36,085,171          20,448,212           8,065,725
                                                                           --------------      --------------      --------------

Net change in unrealized appreciation (depreciation) on investments.           52,194,570          11,763,777          10,794,933
                                                                           --------------      --------------      --------------

NET REALIZED AND UNREALIZED GAIN (LOSS).............................           88,279,741          32,211,989          18,860,658
                                                                           --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
      FROM OPERATIONS...............................................       $   94,384,946      $   33,399,382      $   19,804,963
                                                                           ==============      ==============      ==============

Page 96                See Notes to Financial Statements

  FIRST TRUST             FIRST TRUST            FIRST TRUST           FIRST TRUST           FIRST TRUST
   MULTI CAP                MID CAP                MID CAP              SMALL CAP             SMALL CAP            FIRST TRUST
     GROWTH                  VALUE                  GROWTH                VALUE                 GROWTH               MEGA CAP
ALPHADEX(R) FUND        ALPHADEX(R) FUND       ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
     (FAD)                   (FNK)                  (FNY)                 (FYT)                 (FYC)                 (FMK)
----------------        ----------------       ----------------      ----------------      ----------------      ----------------

 $      478,635          $      279,013         $      287,264        $      334,671        $       97,850        $      204,528
             16                      (1)                    --                    --                    --                    --
         (1,473)                     --                     --                    --                    --                  (464)
             --                      --                     --                    --                    --                    --
 --------------          --------------         --------------        --------------        --------------        --------------
        477,178                 279,012                287,264               334,671                97,850               204,064
 --------------          --------------         --------------        --------------        --------------        --------------


        166,193                 117,339                131,644               115,846                78,964                70,744
         24,263                      --                     --                    --                    --                    --
         33,239                      --                     --                    --                    --                    --
          5,558                      --                     --                    --                    --                    --
          9,562                      --                     --                    --                    --                    --
          4,155                      --                     --                    --                    --                    --
         23,074                      --                     --                    --                    --                    --
          5,671                      --                     --                    --                    --                    --
          1,662                      --                     --                    --                    --                    --
          7,890                      --                     --                    --                    --                    --
            261                      --                     --                    --                    --                    --
             --                      --                     --                    --                    --                    --
            955                      --                     --                    --                    --                    --
 --------------          --------------         --------------        --------------        --------------        --------------
        282,483                 117,339                131,644               115,846                78,964                70,744

        (49,813)                     --                     --                    --                    --                    --
 --------------          --------------         --------------        --------------        --------------        --------------
        232,670                 117,339                131,644               115,846                78,964                70,744
 --------------          --------------         --------------        --------------        --------------        --------------

        244,508                 161,673                155,620               218,825                18,886               133,320
 --------------          --------------         --------------        --------------        --------------        --------------



     (1,009,820)               (738,863)              (836,074)             (635,499)             (836,647)             (512,166)
      5,747,173               3,488,737              2,798,456             4,485,398             2,218,764             2,255,989
 --------------          --------------         --------------        --------------        --------------        --------------
      4,737,353               2,749,874              1,962,382             3,849,899             1,382,117             1,743,823
 --------------          --------------         --------------        --------------        --------------        --------------

      3,247,502               1,538,554              2,374,283             2,534,872             1,033,307               650,096
 --------------          --------------         --------------        --------------        --------------        --------------

      7,984,855               4,288,428              4,336,665             6,384,771             2,415,424             2,393,919
 --------------          --------------         --------------        --------------        --------------        --------------

 $    8,229,363          $    4,450,101         $    4,492,285        $    6,603,596        $    2,434,310        $    2,527,239
 ==============          ==============         ==============        ==============        ==============        ==============

                       See Notes to Financial Statements                 Page 97

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                           FIRST TRUST
                                                                    LARGE CAP CORE                         MID CAP CORE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FEX)                                 (FNX)
                                                         ------------------------------------  ------------------------------------
                                                           For the Year       For the Year       For the Year       For the Year
                                                               Ended              Ended              Ended              Ended
                                                             7/31/2013          7/31/2012          7/31/2013          7/31/2012
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
   Net investment income (loss)..........................  $   5,570,100        $ 3,697,768        $ 3,756,430        $ 1,719,545
   Net realized gain (loss)..............................     37,809,870        (11,781,179)        33,493,727        (22,813,635)
   Net change in unrealized appreciation (depreciation)..     59,574,142          9,671,236         63,098,856          5,862,318
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from operations....................................    102,954,112          1,587,825        100,349,013        (15,231,772)
                                                           -------------      -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................     (5,612,506)        (3,513,526)        (3,248,026)        (1,639,580)
                                                           -------------      -------------      -------------      -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.............................    344,836,586        190,451,762        351,702,994        179,569,448
   Cost of shares redeemed...............................   (268,039,424)      (135,697,581)      (257,423,796)      (188,114,212)
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions......................     76,797,162         54,754,181         94,279,198         (8,544,764)
                                                           -------------      -------------      -------------      -------------
   Total increase (decrease) in net assets...............    174,138,768         52,828,480        191,380,185        (25,416,116)

NET ASSETS:
   Beginning of year.....................................    326,689,873        273,861,393        294,075,375        319,491,491
                                                           -------------      -------------      -------------      -------------
   End of year...........................................  $ 500,828,641      $ 326,689,873      $ 485,455,560      $ 294,075,375
                                                           =============      =============      =============      =============

   Accumulated net investment income (loss)
      at end of year.....................................  $     243,413          $ 285,819         $ 593,008$             84,604
                                                           =============      =============      =============      =============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period...............     11,400,002          9,650,002          8,600,002          9,350,002
   Shares sold...........................................     10,300,000          6,650,000          8,750,000          5,200,000
   Shares redeemed.......................................     (8,200,000)        (4,900,000)        (6,550,000)        (5,950,000)
                                                           -------------      -------------      -------------      -------------
   Shares outstanding, end of period.....................     13,500,002         11,400,002         10,800,002          8,600,002
                                                           =============      =============      =============      =============

Page 98                See Notes to Financial Statements

          FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
        SMALL CAP CORE                   LARGE CAP VALUE                 LARGE CAP GROWTH                  MULTI CAP VALUE
       ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
             (FYX)                            (FTA)                            (FTC)                            (FAB)
-------------------------------  -------------------------------  -------------------------------  -------------------------------
 For the Year     For the Year    For the Year     For the Year    For the Year     For the Year    For the Year     For the Year
    Ended            Ended           Ended            Ended           Ended            Ended           Ended            Ended
  7/31/2013        7/31/2012       7/31/2013        7/31/2012       7/31/2013        7/31/2012       7/31/2013        7/31/2012
--------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $  1,684,873     $    756,087    $  6,105,205     $  3,161,359    $  1,187,393     $  1,086,179    $    944,305     $    540,206
   21,053,726       (3,784,981)     36,085,171          531,718      20,448,212      (10,734,088)      8,065,725          (78,771)
   37,239,060        2,049,712      52,194,570        4,779,857      11,763,777        5,355,775      10,794,933          484,210
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

   59,977,659         (979,182)     94,384,946        8,472,934      33,399,382       (4,292,134)     19,804,963          945,645
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------


   (1,727,336)        (765,930)     (5,792,326)      (3,138,591)     (1,334,966)      (1,045,280)       (915,936)        (533,761)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------


  226,844,839       67,371,164     372,257,229      147,469,809     170,871,482       60,592,085      76,384,780       35,938,107
 (136,396,955)     (42,772,095)   (241,095,908)     (83,485,811)   (162,380,787)     (64,713,498)    (50,929,280)     (27,937,723)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

   90,447,884       24,599,069     131,161,321       63,983,998       8,490,695       (4,121,413)     25,455,500        8,000,384
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
  148,698,207       22,853,957     219,753,941       69,318,341      40,555,111       (9,458,827)     44,344,527        8,412,268


  140,383,593      117,529,636     247,370,283      178,051,942     129,863,641      139,322,468      47,882,114       39,469,846
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
 $289,081,800     $140,383,593    $467,124,224     $247,370,283    $170,418,752     $129,863,641    $ 92,226,641     $ 47,882,114
 ============     ============    ============     ============    ============     ============    ============     ============


 $         --     $         --    $    514,412     $    201,533    $         --     $    107,852    $     54,340     $     25,971
 ============     ============    ============     ============    ============     ============    ============     ============


    4,500,002        3,800,002       8,800,002        6,550,002       4,550,002        4,750,002       1,600,002        1,350,002
    6,100,000        2,150,000      11,300,000        5,250,000       5,250,000        2,050,000       2,150,000        1,200,000
   (3,750,000)      (1,450,000)     (7,400,000)      (3,000,000)     (5,100,000)      (2,250,000)     (1,450,000)        (950,000)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
    6,850,002        4,500,002      12,700,002        8,800,002       4,700,002        4,550,002       2,300,002        1,600,002
 ============     ============    ============     ============    ============     ============    ============     ============

                       See Notes to Financial Statements                 Page 99

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                           FIRST TRUST
                                                                   MULTI CAP GROWTH                       MID CAP VALUE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FAD)                                 (FNK)
                                                         ------------------------------------  ------------------------------------
                                                           For the Year       For the Year       For the Year       For the Year
                                                               Ended              Ended              Ended              Ended
                                                             7/31/2013          7/31/2012          7/31/2013          7/31/2012
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
   Net investment income (loss)..........................  $     244,508      $     141,231      $     161,673      $      64,686
   Net realized gain (loss)..............................      4,737,353         (3,369,477)         2,749,874            343,889
   Net change in unrealized appreciation (depreciation)..      3,247,502          1,487,826          1,538,554            (40,580)
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from operations....................................      8,229,363         (1,740,420)         4,450,101            367,995
                                                           -------------      -------------      -------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income.................................       (240,635)          (134,015)          (159,085)           (63,030)
                                                           -------------      -------------      -------------      -------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold.............................     31,876,922         14,612,366         39,054,237         10,704,488
   Cost of shares redeemed...............................    (31,862,918)       (21,121,579)       (30,928,553)        (4,051,756)
                                                           -------------      -------------      -------------      -------------
   Net increase (decrease) in net assets resulting
      from shareholder transactions......................         14,004         (6,509,213)         8,125,684          6,652,732
                                                           -------------      -------------      -------------      -------------
   Total increase (decrease) in net assets...............      8,002,732         (8,383,648)        12,416,700          6,957,697

NET ASSETS:
   Beginning of year.....................................     29,606,157         37,989,805          8,884,956          1,927,259
                                                           -------------      -------------      -------------      -------------
   End of year...........................................  $  37,608,889      $  29,606,157      $  21,301,656      $   8,884,956
                                                           =============      =============      =============      =============

   Accumulated net investment income (loss)
      at end of year.....................................  $      18,336      $      14,463      $       4,486      $       1,898
                                                           =============      =============      =============      =============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period...............        950,002          1,200,002            450,002            100,002
   Shares sold...........................................        900,000            450,000          1,650,000            550,000
   Shares redeemed.......................................       (900,000)          (700,000)        (1,300,000)          (200,000)
                                                           -------------      -------------      -------------      -------------
   Shares outstanding, end of period.....................        950,002            950,002            800,002            450,002
                                                           =============      =============      =============      =============

Page 100               See Notes to Financial Statements

          FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
        MID CAP GROWTH                   SMALL CAP VALUE                 SMALL CAP GROWTH                     MEGA CAP
       ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
             (FNY)                            (FYT)                            (FYC)                            (FMK)
-------------------------------  -------------------------------  -------------------------------  -------------------------------
 For the Year     For the Year    For the Year     For the Year    For the Year     For the Year    For the Year     For the Year
    Ended            Ended           Ended            Ended           Ended            Ended           Ended            Ended
  7/31/2013        7/31/2012       7/31/2013        7/31/2012       7/31/2013        7/31/2012       7/31/2013        7/31/2012
--------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $    155,620     $     12,043    $    218,825     $     27,453    $     18,886     $      8,157    $    133,320     $     82,054
    1,962,382       (1,558,333)      3,849,899           81,153       1,382,117         (949,732)      1,743,823         (936,633)
    2,374,283          772,870       2,534,872         (205,585)      1,033,307          834,605         650,096          261,188
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

    4,492,285         (773,420)      6,603,596          (96,979)      2,434,310         (106,970)      2,527,239         (593,391)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------


     (109,690)          (6,080)       (218,845)         (27,780)        (29,960)          (9,945)       (134,891)         (74,860)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------


   20,137,555       21,769,260      68,452,356        7,976,496      22,406,981        7,090,962      16,619,287       15,846,454
  (18,930,697)     (11,394,273)    (36,037,677)      (3,888,173)    (20,971,504)      (3,784,153)    (19,478,114)      (8,154,456)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------

    1,206,858       10,374,987      32,414,679        4,088,323       1,435,477        3,306,809      (2,858,827)       7,691,998
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
    5,589,453        9,595,487      38,799,430        3,963,564       3,839,827        3,189,894        (466,479)       7,023,747


   16,571,531        6,976,044       5,943,811        1,980,247       9,167,291        5,977,397      10,801,101        3,777,354
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
 $ 22,160,984     $ 16,571,531    $ 44,743,241     $  5,943,811    $ 13,007,118     $  9,167,291    $ 10,334,622     $ 10,801,101
 ============     ============    ============     ============    ============     ============    ============     ============


 $     51,950     $      6,020    $         10     $         --    $     (7,732)    $         --    $      8,191     $      9,762
 ============     ============    ============     ============    ============     ============    ============     ============


      850,002          350,002         300,002          100,002         450,002          300,002         600,002          200,002
      900,000        1,100,000       2,800,000          400,000       1,000,000          350,000         800,000          850,000
     (850,000)        (600,000)     (1,500,000)        (200,000)       (950,000)        (200,000)       (950,000)        (450,000)
 ------------     ------------    ------------     ------------    ------------     ------------    ------------     ------------
      900,002          850,002       1,600,002          300,002         500,002          450,002         450,002          600,002
 ============     ============    ============     ============    ============     ============    ============     ============

                       See Notes to Financial Statements                Page 101

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND - FEX

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  28.66       $  28.38        $  23.76        $  19.60        $  24.66
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.48           0.35            0.25            0.20            0.29
Net realized and unrealized gain (loss)                    8.45           0.26            4.63            4.15           (5.06)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           8.93           0.61            4.88            4.35           (4.77)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.49)         (0.33)          (0.26)          (0.19)          (0.29)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  37.10       $  28.66        $  28.38        $  23.76        $  19.60
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          31.41%          2.20%          20.54%          22.26%         (19.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $500,829       $326,690        $273,861        $ 58,214        $ 13,720
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.66%          0.70%           0.70%           0.90%           1.17%
Ratio of net expenses to average net assets                0.66%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.47%          1.27%           1.04%           1.13%           1.63%
Portfolio turnover rate (b)                                  78%            95%             81%             91%            114%


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND - FNX

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  34.19       $  34.17        $  27.10        $  22.00        $  26.30
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.42           0.21            0.12            0.16            0.21
Net realized and unrealized gain (loss)                   10.71           0.01            7.09            5.10           (4.30)
                                                       --------       --------        --------        --------        --------
Total from investment operations                          11.13           0.22            7.21            5.26           (4.09)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.37)         (0.20)          (0.14)          (0.16)          (0.21)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  44.95       $  34.19        $  34.17        $  27.10        $  22.00
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          32.71%          0.66%          26.60%          23.94%         (15.42)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $485,456       $294,075        $319,491        $ 56,919        $  8,799
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.66%          0.70%           0.70%           0.90%           1.28%
Ratio of net expenses to average net assets                0.66%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.04%          0.63%           0.44%           0.73%           1.07%
Portfolio turnover rate (b)                                  81%            94%             86%            100%            120%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods less than a year. In some years the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 102               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST SMALL CAP CORE ALPHADEX(R) FUND - FYX

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  31.20       $  30.93        $  24.98        $  20.77        $  24.79
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.34           0.17            0.07            0.07            0.10
Net realized and unrealized gain (loss)                   11.00           0.27            5.97            4.21           (4.02)
                                                       --------       --------        --------        --------        --------
Total from investment operations                          11.34           0.44            6.04            4.28           (3.92)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.34)         (0.17)          (0.09)          (0.07)          (0.10)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  42.20       $  31.20        $  30.93        $  24.98        $  20.77
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          36.58%          1.42%          24.20%          20.63%         (15.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $289,082       $140,384        $117,530        $ 37,475        $  8,307
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.74%           0.97%           1.40%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              0.87%          0.56%           0.24%           0.36%           0.49%
Portfolio turnover rate (b)                                  85%           101%             90%             97%            105%


FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND - FTA

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  28.11       $  27.18        $  23.24        $  19.10        $  23.16
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.58           0.40            0.32            0.34            0.47
Net realized and unrealized gain (loss)                    8.66           0.93            3.93            4.14           (4.06)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           9.24           1.33            4.25            4.48           (3.59)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.57)         (0.40)          (0.31)          (0.34)          (0.47)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  36.78       $  28.11        $  27.18        $  23.24        $  19.10
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          33.15%          4.96%          18.30%          23.53%         (15.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $467,124       $247,370        $178,052        $ 49,958        $ 18,141
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.67%          0.70%           0.71%           0.88%           1.07%
Ratio of net expenses to average net assets                0.67%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.85%          1.56%           1.47%           1.73%           2.47%
Portfolio turnover rate (b)                                  69%            88%             76%            100%            146%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods less than a year. In some years he total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 103

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND - FTC

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  28.54       $  29.33        $  23.91        $  19.94        $  26.57
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.30           0.24            0.17            0.06            0.14
Net realized and unrealized gain (loss)                    7.75          (0.80)           5.43            3.96           (6.63)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           8.05          (0.56)           5.60            4.02           (6.49)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.33)         (0.23)          (0.18)          (0.05)          (0.14)
Return of capital                                            --             --              --              --           (0.00) (a)
                                                       --------       --------        --------        --------        --------
Total distributions                                       (0.33)         (0.23)          (0.18)          (0.05)          (0.14)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  36.26       $  28.54        $  29.33        $  23.91        $  19.94
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (b)                                          28.42%         (1.89)%         23.43%          20.20%         (24.38)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $170,419       $129,864        $139,322        $ 39,445        $ 13,960
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.72%           0.91%           1.01%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              0.88%          0.86%           0.59%           0.31%           0.54%
Portfolio turnover rate (c)                                 141%           162%            146%            168%            152%


FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND - FAB

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  29.93       $  29.24        $  24.61        $  20.20        $  23.23
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.51           0.36            0.32            0.37            0.29
Net realized and unrealized gain (loss)                   10.16           0.69            4.64            4.39          (3.02)
                                                       --------       --------        --------        --------        --------
Total from investment operations                          10.67           1.05            4.96            4.76           (2.73)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.50)         (0.36)          (0.33)          (0.35)          (0.30)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  40.10       $  29.93        $  29.24        $  24.61        $  20.20
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (b)                                          35.92%          3.62%          20.13%          23.65%         (11.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 92,227       $ 47,882        $ 39,470        $ 20,917        $ 10,101
Ratios to average net assets:
Ratio of total expenses to average net assets              0.76%          0.80%           0.87%           0.94%           2.17%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              1.46%          1.24%           1.16%           1.45%           1.99%
Portfolio turnover rate (c)                                  70%            90%             74%             93%            134%


(a)   Amount represents less than $0.01 per share.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods less than a year. In some years the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 104               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND - FAD

                                                        FOR THE        FOR THE         FOR THE         FOR THE         FOR THE
                                                      YEAR ENDED     YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                       7/31/2013      7/31/2012       7/31/2011       7/31/2010       7/31/2009
                                                     -------------  -------------   -------------   -------------   -------------
Net asset value, beginning of period                   $  31.16       $  31.66        $  25.07        $  20.78        $  27.63
                                                       --------       --------        --------        --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.26           0.16            0.08            0.02            0.06
Net realized and unrealized gain (loss)                    8.42          (0.51)           6.62            4.27           (6.84)
                                                       --------       --------        --------        --------        --------
Total from investment operations                           8.68          (0.35)           6.70            4.29           (6.78)
                                                       --------       --------        --------        --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.25)         (0.15)          (0.11)             --           (0.06)
Return of capital                                            --             --              --              --           (0.01)
                                                       --------       --------        --------        --------        --------
Total distributions                                       (0.25)         (0.15)          (0.11)             --           (0.07)
                                                       --------       --------        --------        --------        --------
Net asset value, end of period                         $  39.59       $  31.16        $  31.66        $  25.07        $  20.78
                                                       ========       ========        ========        ========        ========

TOTAL RETURN (a)                                          28.01%         (1.10)%         26.74%          20.64%         (24.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 37,609       $ 29,606        $ 37,990         $ 7,520        $  5,196
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.85%          0.85%           0.95%           1.40%           1.56%
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%           0.70%           0.70%
Ratio of net investment income (loss) to average
   net assets                                              0.74%          0.48%           0.20%           0.08%           0.29%
Portfolio turnover rate (b)                                 147%           155%            149%            155%            153%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 105

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND - FNK

                                                                                   FOR THE PERIOD
                                                        FOR THE        FOR THE      4/19/2011 (a)
                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                       7/31/2013      7/31/2012      7/31/2011
                                                     -------------  -------------  -------------
Net asset value, beginning of period                   $  19.74       $  19.27        $  20.06
                                                       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.25           0.15            0.04
Net realized and unrealized gain (loss)                    6.89           0.47           (0.79)
                                                       --------       --------        --------
Total from investment operations                           7.14           0.62           (0.75)
                                                       --------       --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.25)         (0.15)          (0.04)
                                                       --------       --------        --------
Net asset value, end of period                         $  26.63       $  19.74        $  19.27
                                                       ========       ========        ========

TOTAL RETURN (b)                                          36.37%          3.23%          (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 21,302       $  8,885        $  1,927
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.70% (c)
Ratio of net expenses to average net assets                0.70%          0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              0.96%          0.98%           0.74% (c)
Portfolio turnover rate (d)                                  66%           100%             14%


FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND - FNY

                                                                                   FOR THE PERIOD
                                                        FOR THE        FOR THE      4/19/2011 (a)
                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                       7/31/2013      7/31/2012      7/31/2011
                                                     -------------  -------------  -------------
Net asset value, beginning of period                   $  19.50       $  19.93        $  20.17
                                                       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.18           0.02           (0.00) (e)
Net realized and unrealized gain (loss)                    5.07          (0.44)          (0.24)
                                                       --------       --------        --------
Total from investment operations                           5.25          (0.42)          (0.24)
                                                       --------       --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.13)         (0.01)             --
                                                       --------       --------        --------
Net asset value, end of period                         $  24.62       $  19.50        $  19.93
                                                       ========       ========        ========

TOTAL RETURN (b)                                          27.05%         (2.11)%         (1.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 22,161       $ 16,572        $  6,976
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.70%  (c)
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%  (c)
Ratio of net investment income (loss) to average
  net assets                                               0.83%          0.11%          (0.18)% (c)
Portfolio turnover rate (d)                                 156%           166%             48%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(e)   Amount represents less than $0.01 per share.


Page 106               See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND - FYT

                                                                                   FOR THE PERIOD
                                                        FOR THE        FOR THE      4/19/2011 (a)
                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                       7/31/2013      7/31/2012      7/31/2011
                                                     -------------  -------------  -------------
Net asset value, beginning of period                   $  19.81       $  19.80        $  19.97
                                                       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.20           0.14            0.03
Net realized and unrealized gain (loss)                    8.15           0.01           (0.17)
                                                       --------       --------        --------
Total from investment operations                           8.35           0.15           (0.14)
                                                       --------       --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.20)         (0.14)          (0.03)
                                                       --------       --------        --------
Net asset value, end of period                         $  27.96       $  19.81        $  19.80
                                                       ========       ========        ========

TOTAL RETURN (b)                                          42.34%          0.75%          (0.70)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 44,743        $ 5,944         $ 1,980
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.70% (c)
Ratio of net expenses to average net assets                0.70%          0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.32%          0.82%           0.57% (c)
Portfolio turnover rate (d)                                 104%           103%             15%


FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND - FYC

                                                                                   FOR THE PERIOD
                                                        FOR THE        FOR THE      4/19/2011 (a)
                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                       7/31/2013      7/31/2012      7/31/2011
                                                     -------------  -------------  -------------
Net asset value, beginning of period                   $  20.37       $  19.92        $  20.08
                                                       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.05           0.02           (0.01)
Net realized and unrealized gain (loss)                    5.66           0.46           (0.15)
                                                       --------       --------        --------
Total from investment operations                           5.71           0.48           (0.16)
                                                       --------       --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.07)         (0.03)             --
                                                       --------       --------        --------
Net asset value, end of period                         $  26.01       $  20.37        $  19.92
                                                       ========       ========        ========

TOTAL RETURN (b)                                          28.14%          2.38%          (0.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 13,007        $ 9,167         $ 5,977
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.70%  (c)
Ratio of net expenses to average net assets                0.70%          0.70%           0.70%  (c)
Ratio of net investment income (loss) to average
   net assets                                              0.17%          0.14%          (0.36)% (c)
Portfolio turnover rate (d)                                 147%           162%             36%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                       See Notes to Financial Statements                Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND - FMK

                                                                                   FOR THE PERIOD
                                                        FOR THE        FOR THE      5/11/2011 (a)
                                                      YEAR ENDED     YEAR ENDED       THROUGH
                                                       7/31/2013      7/31/2012      7/31/2011
                                                     -------------  -------------  -------------
Net asset value, beginning of period                   $  18.00       $  18.89        $  19.67
                                                       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               0.28           0.18            0.03
Net realized and unrealized gain (loss)                    4.97          (0.90)          (0.79)
                                                       --------       --------        --------
Total from investment operations                           5.25          (0.72)          (0.76)
                                                       --------       --------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                     (0.28)         (0.17)          (0.02)
                                                       --------       --------        --------
Net asset value, end of period                         $  22.97       $  18.00        $  18.89
                                                       ========       ========        ========

TOTAL RETURN (b)                                          29.42%         (3.78)%         (3.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                   $ 10,335       $ 10,801        $  3,777
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets              0.70%          0.70%           0.70% (c)
Ratio of net expenses to average net assets                0.70%          0.70%           0.70% (c)
Ratio of net investment income (loss) to average
   net assets                                              1.32%          1.28%           0.77% (c)
Portfolio turnover rate (d)                                 135%           164%             52%


(a)   Inception date.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 108               See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or Style Fund, each type having a separate report. This report covers the twelve Style Funds listed below. The shares of each Style Fund are listed and traded on the NYSE Arca, Inc.

      First Trust Large Cap Core AlphaDEX(R) Fund - (ticker "FEX") First Trust Mid Cap Core AlphaDEX(R) Fund - (ticker "FNX") First Trust Small Cap Core AlphaDEX(R) Fund - (ticker "FYX") First Trust Large Cap Value AlphaDEX(R) Fund - (ticker "FTA") First Trust Large Cap Growth AlphaDEX(R) Fund - (ticker "FTC") First Trust Multi Cap Value AlphaDEX(R) Fund - (ticker "FAB") First Trust Multi Cap Growth AlphaDEX(R) Fund - (ticker "FAD") First Trust Mid Cap Value AlphaDEX(R) Fund - (ticker "FNK") First Trust Mid Cap Growth AlphaDEX(R) Fund - (ticker "FNY") First Trust Small Cap Value AlphaDEX(R) Fund - (ticker "FYT") First Trust Small Cap Growth AlphaDEX(R) Fund - (ticker "FYC") First Trust Mega Cap AlphaDEX(R) Fund - (ticker "FMK")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in a Fund's relevant index. Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:


FUND                                                            INDEX
First Trust Large Cap Core AlphaDEX(R) Fund                     Defined Large Cap Core Index (1)
First Trust Mid Cap Core AlphaDEX(R) Fund                       Defined Mid Cap Core Index (1)
First Trust Small Cap Core AlphaDEX(R) Fund                     Defined Small Cap Core Index (1)
First Trust Large Cap Value AlphaDEX(R) Fund                    Defined Large Cap Value Index (1)
First Trust Large Cap Growth AlphaDEX(R) Fund                   Defined Large Cap Growth Index (1)
First Trust Multi Cap Value AlphaDEX(R) Fund                    Defined Multi Cap Value Index (1)
First Trust Multi Cap Growth AlphaDEX(R) Fund                   Defined Multi Cap Growth Index (1)
First Trust Mid Cap Value AlphaDEX(R) Fund                      Defined Mid Cap Value Index (1)
First Trust Mid Cap Growth AlphaDEX(R) Fund                     Defined Mid Cap Growth Index (1)
First Trust Small Cap Value AlphaDEX(R) Fund                    Defined Small Cap Value Index (1)
First Trust Small Cap Growth AlphaDEX(R) Fund                   Defined Small Cap Growth Index (1)
First Trust Mega Cap AlphaDEX(R) Fund                           Defined Mega Cap Index (1)

(1) This index is developed, maintained and sponsored by S&P Dow Jones Indices LLC (licensee of Standard & Poor's Financial Services LLP "S&P"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Each Fund's securities will be valued as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in differences between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2013, is included with each Fund's Portfolio of Investments.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' securities lending agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2013, only FNX and FYX have securities in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, the Funds sustain losses as a result of a borrower's default, BBH indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

D. DIVIDENDS AND DISTRIBUTION TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

The tax character of distributions paid by each Fund during the year ended July 31, 2013 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                     $  5,612,506          $          --            $          --
First Trust Mid Cap Core AlphaDEX(R) Fund                          3,248,026                     --                       --
First Trust Small Cap Core AlphaDEX(R) Fund                        1,727,336                     --                       --
First Trust Large Cap Value AlphaDEX(R) Fund                       5,792,326                     --                       --
First Trust Large Cap Growth AlphaDEX(R) Fund                      1,334,966                     --                       --
First Trust Multi Cap Value AlphaDEX(R) Fund                         915,936                     --                       --
First Trust Multi Cap Growth AlphaDEX(R) Fund                        240,635                     --                       --
First Trust Mid Cap Value AlphaDEX(R) Fund                           159,085                     --                       --
First Trust Mid Cap Growth AlphaDEX(R) Fund                          109,690                     --                       --
First Trust Small Cap Value AlphaDEX(R) Fund                         218,845                     --                       --
First Trust Small Cap Growth AlphaDEX(R) Fund                         29,960                     --                       --
First Trust Mega Cap AlphaDEX(R) Fund                                134,891                     --                       --

The tax character of distributions paid by each Fund during the year ended July 31, 2012 was as follows:


                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                     $  3,513,526          $          --            $          --
First Trust Mid Cap Core AlphaDEX(R) Fund                          1,639,580                     --                       --
First Trust Small Cap Core AlphaDEX(R) Fund                          765,930                     --                       --
First Trust Large Cap Value AlphaDEX(R) Fund                       3,138,591                     --                       --
First Trust Large Cap Growth AlphaDEX(R) Fund                      1,045,280                     --                       --
First Trust Multi Cap Value AlphaDEX(R) Fund                         533,761                     --                       --
First Trust Multi Cap Growth AlphaDEX(R) Fund                        134,015                     --                       --
First Trust Mid Cap Value AlphaDEX(R) Fund                            63,030                     --                       --
First Trust Mid Cap Growth AlphaDEX(R) Fund                            6,080                     --                       --
First Trust Small Cap Value AlphaDEX(R) Fund                          27,780                     --                       --
First Trust Small Cap Growth AlphaDEX(R) Fund                          9,945                     --                       --
First Trust Mega Cap AlphaDEX(R) Fund                                 74,860                     --                       --

As of July 31, 2013, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                          Accumulated
                                                                Undistributed             Capital and         Net Unrealized
                                                                   Ordinary                  Other             Appreciation
                                                                    Income                Gain (Loss)         (Depreciation)
                                                              ------------------       -----------------    ------------------
First Trust Large Cap Core AlphaDEX(R) Fund                     $      243,413           $ (38,057,430)       $   62,322,962
First Trust Mid Cap Core AlphaDEX(R) Fund                              593,008             (45,420,674)           58,802,230
First Trust Small Cap Core AlphaDEX(R) Fund                                 --             (20,135,733)           35,516,227
First Trust Large Cap Value AlphaDEX(R) Fund                           514,412             (21,947,447)           43,272,701
First Trust Large Cap Growth AlphaDEX(R) Fund                               --             (39,684,966)           22,880,252
First Trust Multi Cap Value AlphaDEX(R) Fund                            54,340              (8,147,888)            8,430,038
First Trust Multi Cap Growth AlphaDEX(R) Fund                           18,336             (11,478,253)            5,668,070
First Trust Mid Cap Value AlphaDEX(R) Fund                               4,486                (716,318)            1,189,230
First Trust Mid Cap Growth AlphaDEX(R) Fund                             51,950              (2,316,045)            2,652,692
First Trust Small Cap Value AlphaDEX(R) Fund                                10                (421,449)            1,963,609
First Trust Small Cap Growth AlphaDEX(R) Fund                               --              (1,947,864)            1,646,480
First Trust Mega Cap AlphaDEX(R) Fund                                    8,191              (1,322,893)              675,212

E. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2010, 2011, 2012 and 2013 remain open to federal and state audit. As of July 31, 2013, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax provisions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising for taxable years after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2013, the Funds had pre-enactment and post-enactment net capital losses for Federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                               Capital Loss  Capital Loss  Capital Loss  Capital Loss  Capital Loss      Post          Total
                                 Available     Available     Available     Available     Available    Enactment -     Capital
                                  through       through       through       through       through         No           Loss
                                 7/31/2015     7/31/2016     7/31/2017     7/31/2018     7/31/2019    Expiration     Available
                               ------------- ------------- ------------- ------------- ------------- ------------- -------------
First Trust Large Cap Core
     AlphaDEX(R) Fund           $    15,102   $     8,528   $ 2,600,275   $ 2,800,653   $ 1,020,863   $31,612,009   $38,057,430
First Trust Mid Cap Core
     AlphaDEX(R) Fund                 7,911        84,882     1,985,474     2,119,642     1,502,304    39,720,461    45,420,674
First Trust Small Cap Core
     AlphaDEX(R) Fund                14,770       111,735     1,882,188     1,600,982     1,258,833    15,267,225    20,135,733
First Trust Large Cap
     Value AlphaDEX(R) Fund           1,854        80,299     2,272,260     5,098,300       298,768    14,195,966    21,947,447
First Trust Large Cap Growth
     AlphaDEX(R) Fund                    --       162,514    10,217,162     3,224,180     1,803,151    24,277,959    39,684,966
First Trust Multi Cap Value
     AlphaDEX(R) Fund                 8,569        56,799     1,331,945     1,180,819       322,362     5,247,394     8,147,888
First Trust Multi Cap Growth
     AlphaDEX(R) Fund                26,562       241,100     2,554,292     1,438,794       345,171     6,872,334    11,478,253
First Trust Mid Cap Value
     AlphaDEX(R) Fund                    --            --            --            --            --       716,318       716,318
First Trust Mid Cap Growth
     AlphaDEX(R) Fund                    --            --            --            --            --     2,316,045     2,316,045
First Trust Small Cap Value
     AlphaDEX(R) Fund                    --            --            --            --            --       421,449       421,449
First Trust Small Cap Growth
     AlphaDEX(R) Fund                    --            --            --            --            --     1,947,864     1,947,864
First Trust Mega Cap
     AlphaDEX(R) Fund                    --            --            --            --            --     1,322,893     1,322,893


Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended July 31, 2013, the following Fund incurred and elected to defer net ordinary losses as follows:


                                                                 Qualified Late Year Losses
                                                                      Ordinary Losses
                                                                    -------------------
First Trust Small Cap Growth AlphaDEX(R) Fund                          $       7,732


In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2013, the adjustments for each Fund were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

                                                                                      Accumulated
                                                                Accumulated           Net Realized
                                                               Net Investment         Gain (Loss)               Paid-in
                                                               Income (Loss)         on Investments             Capital
                                                              ----------------      ----------------        ----------------
First Trust Large Cap Core AlphaDEX(R) Fund                    $          --          $(48,252,665)           $ 48,252,665
First Trust Mid Cap Core AlphaDEX(R) Fund                                 --           (46,463,221)             46,463,221
First Trust Small Cap Core AlphaDEX(R) Fund                           42,463           (29,993,046)             29,950,583
First Trust Large Cap Value AlphaDEX(R) Fund                              --           (43,950,433)             43,950,433
First Trust Large Cap Growth AlphaDEX(R) Fund                         39,721           (24,394,304)             24,354,583
First Trust Multi Cap Value AlphaDEX(R) Fund                              --            (9,753,578)              9,753,578
First Trust Multi Cap Growth AlphaDEX(R) Fund                             --            (5,648,944)              5,648,944
First Trust Mid Cap Value AlphaDEX(R) Fund                                --            (3,208,963)              3,208,963
First Trust Mid Cap Growth AlphaDEX(R) Fund                               --            (2,645,704)              2,645,704
First Trust Small Cap Value AlphaDEX(R) Fund                              30            (4,201,852)              4,201,822
First Trust Small Cap Growth AlphaDEX(R) Fund                          3,342            (2,087,062)              2,083,720
First Trust Mega Cap AlphaDEX(R) Fund                                     --            (2,121,718)              2,121,718

F. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust Mid CapValue AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor"). General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into licensing agreements with Standard & Poor's for each of the Style Funds. The license agreements allow for the use by FTP of certain trademarks and tradenames. The Funds and First Trust are sub-licensees to the applicable license agreement. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

G. ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Funds' financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the Unitary Fee Funds, First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit and other services, and excluding distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, taxes, interest, and extraordinary expenses.

For the First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust is paid an annual management fee of 0.50% of such Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which the Advisor has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

commissions and other trading expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). These Funds will have the Expense Cap in effect until at least November 30, 2014.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the year ended July 31, 2013 and the expenses borne by the Advisor subject to recovery from each Fund for the periods indicated were as follows:

                                                                              Expenses Borne by Advisor Subject to Recovery
                                                                        ----------------------------------------------------------
                                                Advisory     Expense       Year            Year           Year
                                                  Fee         Reim-        Ended           Ended          Ended
                                                Waivers     bursements   7/31/2011       7/31/2012      7/31/2013        Total
                                               ----------   ----------  -------------  -------------  -------------  -------------
First Trust Small Cap Core AlphaDEX(R) Fund     $     --     $     --    $    31,316    $        --    $        --    $    31,316
First Trust Large Cap Growth AlphaDEX(R) Fund         --           --         16,307             --             --         16,307
First Trust Multi Cap Value AlphaDEX(R) Fund      36,873           --         48,799         44,672         36,873        130,344
First Trust Multi Cap Growth AlphaDEX(R) Fund     49,813           --         48,197         44,292         49,813        142,302

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of the Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended July 31, 2013, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                        $ 295,679,867        $ 295,952,585
First Trust Mid Cap Core AlphaDEX(R) Fund                            293,542,251          292,706,992
First Trust Small Cap Core AlphaDEX(R) Fund                          164,697,137          164,513,605
First Trust Large Cap Value AlphaDEX(R) Fund                         226,331,993          226,146,196
First Trust Large Cap Growth AlphaDEX(R) Fund                        190,534,244          190,488,577
First Trust Multi Cap Value AlphaDEX(R) Fund                          45,047,618           45,018,641
First Trust Multi Cap Growth AlphaDEX(R) Fund                         48,448,489           48,418,908
First Trust Mid Cap Value AlphaDEX(R) Fund                            11,152,243           11,112,552
First Trust Mid Cap Growth AlphaDEX(R) Fund                           29,338,176           29,304,386
First Trust Small Cap Value AlphaDEX(R) Fund                          17,393,560           17,326,495
First Trust Small Cap Growth AlphaDEX(R) Fund                         16,949,493           17,034,375
First Trust Mega Cap AlphaDEX(R) Fund                                 13,348,295           13,348,713

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013

For the year ended July 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                        $ 344,644,353        $ 267,584,336
First Trust Mid Cap Core AlphaDEX(R) Fund                            351,513,751          257,395,419
First Trust Small Cap Core AlphaDEX(R) Fund                          226,536,881          136,113,636
First Trust Large Cap Value AlphaDEX(R) Fund                         372,064,909          240,815,016
First Trust Large Cap Growth AlphaDEX(R) Fund                        170,844,138          162,310,817
First Trust Multi Cap Value AlphaDEX(R) Fund                          76,374,877           50,914,859
First Trust Multi Cap Growth AlphaDEX(R) Fund                         31,840,974           31,850,717
First Trust Mid Cap Value AlphaDEX(R) Fund                            39,023,304           30,921,581
First Trust Mid Cap Growth AlphaDEX(R) Fund                           20,128,794           18,921,465
First Trust Small Cap Value AlphaDEX(R) Fund                          68,344,302           35,995,936
First Trust Small Cap Growth AlphaDEX(R) Fund                         22,399,840           20,868,634
First Trust Mega Cap AlphaDEX(R) Fund                                 16,601,326           19,645,044

                   5. CREATION, REDEMPTION & TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per share of each Fund on the transaction date times the number of shares in a Creation Unit. Purchasers of Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities            Creation
                    in a Creation Unit          Transaction Fee
                -------------------------      -----------------
                          1-100                     $  500
                        101-200                     $1,000
                        201-300                     $1,500
                        301-400                     $2,000
                        401-500                     $2,500
                        501-600                     $3,000
                        601-700                     $3,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per share of a Fund on the transaction date times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities           Redemption
                    in a Creation Unit          Transaction Fee
                -------------------------      -----------------
                          1-100                     $  500
                        101-200                     $1,000
                        201-300                     $1,500
                        301-400                     $2,000
                        401-500                     $2,500
                        501-600                     $3,000
                        601-700                     $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2013


                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before November 30, 2014.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

We have audited the accompanying statements of assets and liabilities of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund, each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Fund"), including the portfolios of investments, as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013 by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above included in the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
September 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the 12-months ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2013, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                    Dividends Received Deduction
                                                                  ---------------------------------
First Trust Large Cap Core AlphaDEX(R) Fund                                    100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                                      100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                                    100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                                  100.00%
First Trust Large Cap Value AlphaDEX(R) Fund                                   100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                                  100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                                   100.00%
First Trust Mid Cap Growth AlphaDEX(R) Fund                                    100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                                     100.00%
First Trust Small Cap Growth AlphaDEX(R) Fund                                  100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                                   100.00%
First Trust Mega Cap AlphaDEX(R) Fund                                          100.00%

For the taxable year ended July 31, 2013, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                      Qualified Dividend Income
                                                                  ---------------------------------
First Trust Large Cap Core AlphaDEX(R) Fund                                    100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                                      100.00%
First Trust Small Cap Core AlphaDEX(R) Fund                                    100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                                  100.00%
First Trust Large Cap Value AlphaDEX(R) Fund                                   100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                                  100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                                   100.00%
First Trust Mid Cap Growth AlphaDEX(R) Fund                                    100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                                     100.00%
First Trust Small Cap Growth AlphaDEX(R) Fund                                  100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                                    87.02%
First Trust Mega Cap AlphaDEX(R) Fund                                          100.00%

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2013 (UNAUDITED)


                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following twelve series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)

The Board approved the continuation of the Agreement for a one-year period ending March 31, 2014, for each Fund at a meeting held on March 10-11, 2013. The Board of Trustees determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee or unitary fee for each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds or "ETFs") compiled by Lipper Inc. ("Lipper"), an independent source (the "Lipper Expense Group"), and as compared to fees charged to other clients of the Advisor with similar investment objectives and to other ETFs managed by the Advisor; expenses of each Fund compared to expense ratios of the funds in the Fund's Lipper Expense Group; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P.; and a summary of the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel then met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's investment advisory fee or unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of services provided under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all the services provided by the Advisor to the Funds. The Board also considered the background and experience of the persons responsible for the day-to-day management of the Funds. The Board considered the compliance program that had been developed by the Advisor and the procedures in place to monitor each Fund's investment program. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective and policies.

For FEX, FNX, FYX, FAD, FAB, FTC and FTA (the "Non-Unitary Fee Funds"), the Board considered the advisory fees payable by each Non-Unitary Fee Fund under the Agreement. The Board considered that the Advisor agreed to extend the current expense cap for each Non-Unitary Fee Fund through November 30, 2014. For each Non-Unitary Fee Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Non-Unitary Fee Fund for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment would be made by the Non-Unitary Fee Fund if it would result in the Non-Unitary Fee Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2013 (UNAUDITED)


waived by the Advisor. The Board considered the advisory fees charged by the Advisor to other First Trust ETFs not paying a unitary fee and other advisory clients with investment objectives and policies similar to the Funds', noting that those fees generally were similar to the advisory fees charged to the Funds.

For FNK, FNY, FYT, FYC and FMK (the "Unitary Fee Funds"), the Board considered the unitary fee payable by each Unitary Fee Fund under the Agreement, noting that each Unitary Fee Fund pays the Advisor a fee equal to an annual rate of 0.70% of its average daily net assets and that the Advisor is responsible for each Unitary Fee Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board compared each Unitary Fee Fund's unitary fee to the total expense ratios (after fee waivers and/or expense reimbursements, if any) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, and to the advisory fees charged by the Advisor to other advisory clients with investment objectives and policies similar to the Funds'.

The Board also reviewed data prepared by Lipper showing the advisory fees and expense ratios of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund as compared to each Fund's Lipper Expense Group. Because each Non-Unitary Fee Fund's Lipper Expense Group included peer funds that pay a unitary fee and because not all of the peer funds in the Unitary Fee Funds' Lipper Expense Groups pay a unitary fee, the Board determined that expense ratios were the more relevant data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund was above the median total expense ratio of the peer funds in each Fund's respective Lipper Expense Group. The Independent Trustees discussed with representatives of the Advisor the Advisor's philosophy regarding expense ratios/unitary fees of ETFs it manages, and the limitations in creating a relevant peer group for each Fund, including that (i) some of the Funds are unique in their composition, which makes assembling peers with similar strategies and asset mix difficult and (ii) differences in the net assets of the peer funds as compared to the Funds caused the Funds' fixed expenses to differ on a percentage basis as compared to the peer funds and in some instances caused otherwise relevant peer funds to be omitted from a Fund's peer group. The Board took these limitations into account in considering the Lipper data.

The Board considered performance information for each Fund, noting that the performance information included each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board also considered information regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, the Fund's tracking error and the Fund's excess return as compared to a benchmark index. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was consistent with the target set forth in the Fund's prospectus. In addition, the Board reviewed data prepared by Lipper comparing each Fund's performance to a peer group selected by Lipper (the "Lipper Performance Group") and to a broad-based benchmark. In reviewing each Fund's performance as compared to the performance of the Fund's Lipper Performance Group, the Board took into account the limitations described above with respect to creating relevant peer groups for the Funds.

On the basis of all the information provided on the fees, expenses and performance of each Fund, the Board concluded that the advisory fee or unitary fee for each Fund was reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor to each Fund under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board considered the Advisor's statement that no material economies of scale exist at current Fund asset levels. For the Unitary Fee funds, the Board noted that any reduction in fixed costs associated with the management of the Unitary Fee Funds would benefit the Advisor, but that the unitary fee structure provides certainty in expenses for the Unitary Fee Funds. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2012, as set forth in the materials provided to the Board. Based on the information provided, the Board concluded that the pre-tax profits (if any) estimated to have been realized by the Advisor in connection with the management of each Fund for calendar year 2012 were not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Funds, may have had no dealings with the Advisor, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Trust and each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2013 (UNAUDITED)


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUNDS, PLEASE SEE THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND.

The following summarizes some of the risks that should be considered for the Funds.

Each Fund's shares will change in value, and you could lose money by investing in a Fund. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Overall stock market values could decline generally or could underperform other investments.

An investment in a Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. Investors buying or selling Fund shares on the secondary market may incur brokerage commissions. In addition, investors who sell Fund shares may receive less than the Fund shares' net asset value. Unlike shares of open-end mutual funds, investors are generally not able to purchase ETF shares directly from a Fund and individual ETF shares are not redeemable. However, specified large blocks of ETF shares called creation units can be purchased from, or redeemed to, a Fund.

Each Fund is subject to index tracking risk. You should anticipate that the value of each Fund's shares will decline, more or less, in correlation with any decline in the value of that Fund's corresponding index.

Each Fund's return may not match the return of the index it seeks to track for a number of reasons. While First Trust seeks to have a correlation of 0.95 or better, before expenses, between a Fund's performance and the performance of its corresponding index, there can be no assurance that a Fund will be able to achieve such a correlation. Accordingly, each Fund's performance may correlate to a lesser extent and may possibly vary substantially from the performance of its corresponding index.

Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in its corresponding index. As a result of this policy, securities held by each Fund will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. As a result, the Funds will generally not sell a stock because the stock's issuer is in financial trouble, unless that stock is removed or is anticipated to be removed from the index the Fund seeks to track.

Each Fund relies on a license and related sublicense from an index provider that permits it to use its corresponding index and associated trade names, trademarks and service marks in connection with the name and investment strategies of the Fund. Such license and related sublicense may be terminated by the index provider and, as a result, a Fund may lose its ability to use such intellectual property. There is no guarantee the index provider has all the rights to license such intellectual property on behalf of the Fund. In the event the license is terminated or the index provider does not have rights to license such intellectual property, it may have a significant effect on the operation of the respective Fund.

Each Fund is subject to issuer specific change risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Each Fund may be concentrated in stocks of companies in an individual industry if the Fund's corresponding index is concentrated in such industry. A concentration makes a Fund more susceptible to any single occurrence affecting the industry and may subject a Fund to greater market risk than more diversified funds.

Each Fund is considered to be non-diversified. As a result, each Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, changes in the market value of a single portfolio security could cause greater fluctuations in share price than would occur in a diversified fund. Furthermore, non-diversified funds are more susceptible to any single political, regulatory or economic occurrence.

Each Fund is not actively managed. A Fund may be affected by a general decline in certain market segments relating to a Fund's corresponding index. A Fund invests in securities included in or representative of its corresponding index regardless of its investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

The First Trust Multi Cap Value AlphaDEX(R) Fund, the First Trust Multi Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund and the First Trust Small Cap Growth

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2013 (UNAUDITED)


AlphaDEX(R) Fund may invest in small capitalization and/or mid capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

The First Trust Large Cap Value AlphaDEX(R) Fund and the First Trust Multi Cap Value AlphaDEX(R) Fund invest with a value-oriented investment style and may not be successful in realizing their respective investment objectives. Value companies may have experienced adverse business developments or may be subject to special risks that cause their securities to be out of favor, may never reach what may be their full value or may go down in price.

The First Trust Large Cap Growth AlphaDEX(R) Fund and the First Trust Multi Cap Growth AlphaDEX(R) Fund invest with a growth-oriented investment style and may not be successful in realizing their respective investment objectives. Securities of growth companies may experience significant fluctuations in price in response to economic, political, regulatory, company specific, sector or market developments, changes in perceptions or interest rate changes.

Each of the First Trust Large Cap Core AlphaDEX(R) Fund, the First Trust Mid Cap Core AlphaDEX(R) Fund, the First Trust Small Cap Core AlphaDEX(R) Fund, the First Trust Large Cap Value AlphaDEX(R) Fund, the First Trust Large Cap Growth AlphaDEX(R) Fund, the First Trust Mid Cap Value AlphaDEX(R) Fund, the First Trust Mid Cap Growth AlphaDEX(R) Fund, the First Trust Small Cap Value AlphaDEX(R) Fund, the First Trust Small Cap Growth AlphaDEX(R) Fund and the First Trust Mega Cap AlphaDEX(R) Fund normally invests at least 90% of its assets in common stocks that comprise the Index upon which it is based. The securities of companies represented in the Index upon which each Fund is based generally have market capitalizations that are consistent with the name of the Index. For purposes of determining the market capitalization range of such securities, the Fund will use the current range of the Index upon which it is based. However, the Fund will not be forced to sell a stock because the stock has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in a Fund will stay within a given market capitalization range. As a result, each Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.

         NOT FDIC INSURED      NOT BANK GUARANTEED      MAY LOSE VALUE

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                     Number of
                                                                                                   Portfolios in
                                Term of Office                                                    the First Trust        Other
       Name, Address,           and Year First                                                      Fund Complex    Trusteeships or
      Date of Birth and           Elected or                  Principal Occupations                 Overseen by      Directorships
   Position with the Trust         Appointed                   During Past 5 Years                    Trustee       Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o  Indefinite Term  Physician; President, Wheaton                       103        None
c/o First Trust Advisors L.P.                      Orthopedics; Limited Partner
120 E. Liberty Drive,          o  Since Inception  Gundersen Real Estate Limited
   Suite 400                                       Partnership; Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51

Thomas R. Kadlec, Trustee      o  Indefinite Term  President (March 2010 to Present), Senior           103        Director of ADM
c/o First Trust Advisors L.P.                      Vice President and Chief Financial Officer                     Investor Services,
120 E. Liberty Drive,          o  Since Inception  (May 2007 to March 2010), ADM Investor                         Inc. and ADM
   Suite 400                                       Services, Inc. (Futures Commission                             Investor Services,
Wheaton, IL 60187                                  Merchant)                                                      International
D.O.B.: 11/57

Robert F. Keith, Trustee       o  Indefinite Term  President (2003 to Present), Hibs                   103        None
c/o First Trust Advisors L.P.                      Enterprises (Financial and Management
120 E. Liberty Drive,          o  Since Inception  Consulting)
   Suite 400
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson, Trustee       o  Indefinite Term  President and Chief Executive Officer               103        Director of
c/o First Trust Advisors L.P.                      (June 2012 to Present), Dew Learning LLC                       Covenant
120 E. Liberty Drive,          o  Since Inception  (Educational Products and Services);                           Transport Inc.
   Suite 400                                       President (June 2002 to June 2012),
Wheaton, IL 60187                                  Covenant College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer (December 2010              103        None
Chairman of the Board                              to Present), President (until December
120 E. Liberty Drive,          o Since Inception   2010), First Trust Advisors L.P. and
   Suite 400                                       First Trust Portfolios L.P.; Chairman of
Wheaton, IL 60187                                  the Board of Directors, BondWave LLC
D.O.B.: 09/55                                      (Software Development Company/
                                                   Investment Advisor) and Stonebridge
                                                   Advisors LLC (Investment Advisor)

-------------------
1 Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2013 (UNAUDITED)

                               Position and                Term of Office
    Name, Address                 Offices                   and Length of                     Principal Occupations
  and Date of Birth             with Trust                     Service                         During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley        President and Chief Executive    o Indefinite Term      Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,  Officer                                                 and Chief Financial Officer, First Trust Advisors
   Suite 400                                            o President and Chief  L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                         Executive Officer    Officer, BondWave LLC (Software Development Company/
D.O.B.: 11/57                                             Since January 2012   Investment Advisor) and Stonebridge Advisors LLC
                                                                               (Investment Advisor)

                                                        o Treasurer, Chief
                                                          Financial Officer
                                                          and Chief Accounting
                                                          Officer from
                                                          Inception to
                                                          January 2012

James M. Dykas         Treasurer, Chief Financial       o Indefinite Term      Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,  Officer and Chief                                       President (April 2007 to January 2011), First
   Suite 400           Accounting Officer               o Treasurer, Chief     Trust Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187                                         Financial Officer
D.O.B.: 01/66                                             and Chief Accounting
                                                          Officer Since
                                                          January 2012

                                                        o Assistant Treasurer
                                                          from December 2005
                                                          to January 2012

W. Scott Jardine       Secretary and Chief              o Indefinite Term      General Counsel, First Trust Advisors L.P. and
120 E. Liberty Drive,  Legal Officer                                           First Trust Portfolios L.P.; Secretary, BondWave
   Suite 400                                            o Since Inception      LLC (Software Development Company/Investment Advisor)
Wheaton, IL 60187                                                              and Stonebridge Advisors LLC (Investment Advisor)
D.O.B.: 05/60

Daniel J. Lindquist    Vice President                   o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 02/70

Kristi A. Maher        Assistant Secretary and          o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,  Chief Compliance Officer                                and First Trust Portfolios L.P.
   Suite 400                                            o Assistant Secretary
Wheaton, IL 60187                                         Since Inception
D.O.B.: 12/66
                                                        o Chief Compliance
                                                          Officer Since
                                                          January 2011

Roger F. Testin        Vice President                   o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                            o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland            Vice President                   o Indefinite Term      Senior Vice President (September 2012 to Present)
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                            o Since Inception      First Trust Advisors L.P. and First Trust
Wheaton, IL 60187                                                              Portfolios L.P.
D.O.B.: 11/70

-------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis (a social media sharing service), to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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



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

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
STYLE FUNDS

--------------------------------------------------------------------------------


       INVESTMENT ADVISOR
       First Trust Advisors L.P.
       120 East Liberty Drive, Suite 400
       Wheaton, IL 60187


       ADMINISTRATOR, CUSTODIAN,
       FUND ACCOUNTANT &
       TRANSFER AGENT
       The Bank of New York Mellon
       101 Barclay Street
       New York, NY 10286


       INDEPENDENT REGISTERED
       PUBLIC ACCOUNTING FIRM
       Deloitte & Touche LLP
       111 S. Wacker Drive
       Chicago, IL  60606


       LEGAL COUNSEL
       Chapman and Cutler LLP
       111 W. Monroe Street
       Chicago, IL 60603


--------------------------------------------------------------------------------

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $430,500 for 2012 and $420,000 for 2013.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012 and $0 for 2013.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2012 and $0 for 2013.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $68,250.00 for 2012 and $68,250.00 for 2013. These fees were for tax consultation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2012 and $0 for 2013.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2012 and $0 for 2013 for the Adviser and $0 for 2012 and $0 for 2013 for the Distributor.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                 Adviser and Distributor:
           -----------                 ------------------------
             (b) 0%                             (b) 0%
             (c) 0%                             (c) 0%
             (d) 0%                             (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2012 were $68,250 for the registrant, $6,600 for the registrant's investment adviser and $86,065 for the registrant's distributor, and for 2013 were $68,250 for the registrant, $3,000 for the registrant's investment adviser and $31,050 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
        (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)     (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
        Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)      First Trust Exchange-Traded AlphaDEX(R) Fund
               --------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  September 20, 2013
      ----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date:  September 20, 2013
      ----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date:  September 20, 2013
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* Print the name and title of each signing officer under his or her signature.